UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-5485

Atlas Funds
(Exact name of registrant as specified in charter)

794 Davis Street, San Leandro, California			94577-6900
(Address of principal executive offices)			(Zip code)

W. Lawrence Key, President, Atlas Funds 794 Davis Street, San Leandro, California 94577-6900
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(510) 297-7444

Date of fiscal year end:	12/31/2005

Date of reporting period:	12/31/2005

Item 1. Reports to Stockholders.

The annual report for the period January 1, 2005 through December 31, 2005 is filed herewith.

Atlas Funds

Annual Report

December 31, 2005

The investments you want from the people you trust.®

Table of Contents

Letter from the Chairman of the Board	2

Atlas Funds Performance Review	4

Atlas Funds Financial Information

Atlas Stock and Bond Funds Total Returns	17

Comparing Atlas Funds Performance to the Market	18

Shareholder Expenses	21

Statements of Investments in Securities and Net Assets	22

Statements of Assets and Liabilities	72

Statements of Operations	76

Statements of Changes in Net Assets	80

Financial Highlights	86

Notes to Financial Statements	96

Report of Independent Registered Public Accounting Firm	112

Tax Information	114

Portfolio Proxy Voting Policies and Procedures/Availability of Quarterly Portfolio Schedule	115

Approval of Investment Advisory and Investment Sub-Advisory Agreements	115

Trustees and Officers	123

S&P 500 Index Master Portfolio	125

This material must be preceded or accompanied by a prospectus. Please carefully consider the investment objectives, risks, charges, and expenses of Atlas products before investing. The prospectus contains these details and other information. Please call 1-800-933-2852, visit www.atlasfunds.com or see your Atlas Representative for a prospectus and read it carefully before investing.

Performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the data quoted. For the current to most recent month-end performance data, call 1-800-933-2852. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

NOT FDIC INSURED • NOT A DEPOSIT • NO BANK GUARANTEE • MAY LOSE VALUE • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

From the office of Marion O. Sandler

Chairman of the Board

Dear Atlas Shareholder:

Investment markets held their ground throughout 2005, despite the Federal Reserve's Open Market Committee (FOMC) raising interest rates eight times and consumer confidence remaining low for most of the year. For a significant portion of 2005, natural disasters—most notably Hurricane Katrina—and subsequent hikes in energy costs dominated headlines. Energy stocks were the obvious market leaders, as oil prices surged due to higher global demand and constricted supplies. Despite these pressures, the U.S. economy remained relatively stable through the first three quarters of the year and showed resilience in the fourth quarter. By yearend, the employment rate was up, and gas prices were somewhat lower than they had been before hurricane season.

Overall consumer spending was higher than anticipated in the fourth quarter, accompanied by positive indicators such as continued strength in the real estate market and domestic households' surplus of disposable income. Stocks rebounded well toward the end of the year, due in part to signs that the FOMC will likely ease up in 2006 on interest rate increases. The bond market managed to post a positive return, although the combination of foreign demand for long-term bonds and the FOMC's ongoing interest rate hikes resulted in a flattening yield curve. (A yield curve is considered flat when there is no difference between short- and long-term interest rates.)

Atlas Funds performed well in 2005

Atlas Funds continued to perform well in 2005 and every Atlas portfolio delivered a positive return for the 12-month period. While bond funds continued to provide attractive yields, both stock and bond funds generated solid gains for the year. Following this letter, I encourage you to read detailed market and economic reviews, as well as portfolio managers' in-depth discussions of Atlas Funds' performance.

Atlas launches the Independence Portfolios

On November 30, 2005, Atlas introduced the Atlas Independence Portfolios, three distinct funds of funds:

•  Atlas Independence Star Spangled Fund, which invests primarily in Atlas stock funds,

•  Atlas Independence Flagship Fund, which invests in a combination of Atlas stock, bond and money funds, and

•  Atlas Independence Eagle Bond Fund, which invests primarily in Atlas bond funds.

We are pleased to offer these new investment choices and believe the Atlas Independence Portfolios expands your investment options and provides you with worthwhile diversification opportunities.

The continued importance of an asset allocation strategy

The year's natural disasters should remind all investors of the importance of a consistent, well-thought-out, long-term investment strategy. Such a strategy increases your chances of reaching your financial goals regardless of unforeseen world events or an uncertain interest rate climate. Trying to time the market is never a smart idea. Effective asset allocation—spreading your investment dollars across stocks, bonds, and cash in a way that is consistent to help you meet your long-term goals—is essential to successful investing. Experienced investors know that broad diversification can reduce the impact that one underperforming asset class can have on an investment portfolio in the short term. Ask your Atlas Representative to review your portfolio with you on a regular basis for appropriate asset allocation as your needs, goals and tolerance for risk evolve.

Thank you for investing in Atlas Funds.

Thank you for entrusting your valuable assets to Atlas. As always, if you have any questions, don't hesitate to call us at 1-800-933-ATLAS (1-800-933-2852). In closing, please accept our best wishes for a prosperous 2006.

Sincerely,

Marion O. Sandler
Chairman of the Board

NOT FDIC INSURED • NOT A DEPOSIT • NO BANK GUARANTEE • MAY LOSE VALUE • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2005 Annual Review

2005 Atlas Funds Review

The following portfolio reviews report on the one-year period ended 12/31/05. For each fund, the portfolio management team has provided an overview of the market climate, investment strategy, and a discussion of some of the factors that helped or hindered performance during the period.

The fund manager opinions, portfolio positioning, and holdings discussed herein are as of 12/31/05 and are subject to change. This commentary is for general information only and should not be relied upon as research or investment advice.

Important notes about performance:

•  Total returns represent the increase or decrease in value during the time periods noted. These figures assume that dividends and capital gain distributions have been reinvested in the Fund at net asset value. A fund's "net asset value" is the value of one share of a fund.

•  Performance data referenced in the following fund discussions represent past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. For the current to most recent month-end performance data, please call 1-800-933-ATLAS or visit www.atlasfunds.com. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

•  A fund's index is generally representative of the market in which the fund invests and is used as a performance "benchmark" (e.g., large company stock funds are usually compared with the S&P 500 Index). It is important to remember that the securities represented in an index may differ materially from a fund's portfolio. For example, a fund that seeks growth with capital preservation may be managed to be less volatile than an index and, therefore, its return may not equal the return of its representative index. Unlike funds, an index is unmanaged and therefore does not incur fees and expenses. You may not invest directly in an index. The words "index" and "benchmark" are used interchangeably in the following commentaries.

Atlas Stock Funds

Atlas Balanced Fund

Atlas Balanced Fund seeks long-term growth and current income, with capital preservation as an additional goal. In seeking this goal, the Fund invests in a mix of stocks and bonds to take advantage of the stock market while minimizing risk through diversification in bonds.

For the one-year period ended December 31, 2005, the Fund returned 3.85%, underperforming its blended benchmark of 60% Russell MidCap Value Index/40% Citigroup Government & Credit 1-10 Bond Index, which returned 8.24% for the period.1

The Energy and Health Care sectors were the most positive contributors to the Fund's performance in 2005. Relative to the Russell Midcap Value Index, the portfolio held an overweighted position in Energy, while the portfolio's position in the Healthcare sector was slightly underweighted. The top performing stocks in the Fund's portfolio were Premcor Inc., Sunoco Inc., and Valero Energy Corp.

During the period the Fund held Anadarko Petroleum Corp., an independent oil and gas exploration and production company, because it appeared to be relatively undervalued and deemed attractive by the management team's quantitative model. The stock has seen a positive return of 14.2% since it was purchased for the Fund. The Fund sold energy company Premcor Inc. after its announcement of a merger with Valero Energy Corp., providing a gain for the portfolio.

The Fund's holdings in the Financial and Information Technology sectors were a drag on performance, underperforming the same sectors within the index. Relative to the benchmark, the Financial sector was overweighted in the portfolio (31.53% versus 30.12% average weight), while Information Technology was underweighted (6.04% versus 7.41% average weight). The stocks that detracted the most from overall performance were Eastman Kodak Inc., Lear Corp., and Meritage Corp. The Fund's bond holdings returned 1.89% overall, with government bond holdings outperforming corporate bond holdings for the year.

The Fund's managers use a bottom-up, value-oriented quantitative method for stock selection and a medium duration, bottom-up credit analysis for bonds. An asset allocation of 60% mid capitalization equities and 40% investment grade bonds is maintained consistently. In 2006 the portfolio managers of Atlas Balanced Fund will continue to seek stocks and bonds that offer long-term growth and current income, as is consistent with the Fund's objective.

Atlas Emerging Growth Fund

Atlas Emerging Growth Fund seeks long-term appreciation by building a balanced portfolio of both growth and value stocks. For the one-year period ended December 31, 2005, Atlas Emerging Growth Fund returned 5.88%, outperforming the Fund's benchmark, the Russell 2000 Index, which returned only 4.55% for the same period.

1  The Russell MidCap Value Index and the Citigroup Government & Credit 1-10 Bond Index became the Fund's indices as of October 19, 2004. Prior to that date, the Fund's benchmarks were the S&P 500 Index and the Lehman Brothers Aggregate Bond Index.

2005 Annual Review (continued)

Good security selection in the major market sectors contributed to the Fund's positive performance. Since the management team's investment process is bottom-up, the economic climate did not directly affect the Fund's approach or philosophy. The Federal Reserve's ongoing tightening of interest rates did lead the team to be cautious regarding the Financial and Consumer Discretionary sectors, particularly in the second half of 2005. Generally, higher interest rates cause consumers to spend and invest less than usual. Consequently, the Financial sector (which invests in financial service firms ranging from investment management to commercial and investment banking) and the Consumer Discretionary sector (which invests in industries such as advertising/marketing services, apparel, hotels, restaurants and leisure) tend to suffer when interest rates are on the rise. Overall, however, management believes in the resiliency of the consumer and concluded that significant underweighting of those sectors was not necessary as of the end of the period.

Five of the Fund's ten sector positions beat their corresponding index sectors. The Technology, Financial Services and Utility sectors accounted for 37% of the average weight of the portfolio and led performance for the year. The Fund's managers over-weighted the Information Technology Services industry, which became the largest contributor to performance in the Technology sector as well as a major contributor to the Fund's positive performance for the year. Intergraph was the best performing stock in that industry, benefiting from its restructuring effort and healthy balance sheet. Management has maintained an overweighted position in the wireless communication companies in the Utility sector since mid-2004. Holdings in the Utility sector added significantly to this year's outperformance, led by Alamosa Holdings Inc.

The main detractors from performance were the Healthcare, Autos and Transportation and Energy sectors, a combined 21% weighting in the Fund's portfolio. The largest industry detractors within the Healthcare sector were the pharmaceutical: generic industry and the medical specialties industry. The airlines industry in the Autos and Transportations sector detracted from results, largely due to the Fund's Continental Airlines holding.

The Fund's portfolio managers remain optimistic about the near-term outlook for the stock market and believe that the recent strong earnings of corporate America should continue into 2006. The team's emphasis, as always, is on holding small cap stocks in both the growth and value segments that have the best return potential. Currently the team favors shares of companies in the capital equipment, information services, software, electric utility, and telecommunications industries.

Please note: Investments in small- and mid-size companies present greater risk of loss than investments in large companies.

Atlas Global Growth Fund

Atlas Global Growth Fund seeks long-term growth by investing primarily in the stocks of companies from around the world. For the one-year period ended December 31, 2005, the Fund returned 13.02%, outperforming its benchmark, the Morgan Stanley Capital International (MSCI) World Index, which returned 9.49% for the period. The MSCI World Index measures major stock markets in 23 countries, including the United States.

The Fund's portfolio managers attribute the Fund's strong performance to the team's individual stock selection. Approaching the world as one stock market rather than a multitude of regional markets, the team has specifically sought out companies that fit into the investment themes of Mass Affluence, New Technology, Restructuring, and Aging, always with an eye on growth stocks purchased at attractive prices.

The Fund benefited from a number of its holdings, mostly for company-specific reasons. Hyundai Heavy Industries, the world's largest shipbuilder, was one of the Fund's best performing stocks. A long-term holding in the portfolio, management bought the stock based on their belief that the average tanker's age was high and the move toward double-hulled tankers would create a demand for new ship construction. The stock appeared to be reasonably priced and more than doubled during the reporting period. Another top performer was Advanced Micro Devices (AMD), whose new dual core processor chip achieved significant traction in the server market, ahead of Intel's competitive offering. Finally, two of the Fund's energy stocks—Husky Energy, Inc. and Transocean, Inc.—helped fuel performance due to the rising cost of oil and natural gas.

A few of the Fund's stocks hindered returns during the reporting period, including JDS Uniphase Corp., an optical components company. The turnaround anticipated for this stock never fully materialized, so the stock was sold. Another negative contributor was Vodafone, a company that failed to deliver performance in line with management's expectations. A lengthening of the sales cycle in video conferencing technology led to earnings disappointments at Tandberg, one of the Fund's poorest performers. Holdings in International Game Technology, the world's largest manufacturer of casino gaming machines, also disappointed. However, management remains committed to the long-term prospects of both Tandberg and International Game Technology.

Going into 2006, the Fund's portfolio managers remain optimistic about prospects within the areas of Mass Affluence, New Technologies, Restructuring and Aging. The team's investment decision-making will continue to seek longer-term growth opportunities at reasonable prices, rather than focusing on predicting stock market levels or short-term economic trends.

Please note: International investments are subject to special risks not ordinarily associated with domestic investments, including currency fluctuations, economic and political change, and differing accounting standards that may adversely affect portfolio securities. A redemption fee

2005 Annual Review (continued)

of 2% will be applied to shares of the Global Growth Fund if redeemed within 60 days of purchase.

Atlas Growth Opportunities Fund

Atlas Growth Opportunities Fund seeks long-term capital appreciation through investing in large company growth and value stocks. For the one-year period ended December 31, 2005, the Fund returned 7.42%, outperforming its benchmark, the S&P 500 Index, which returned 4.91% for the same period.

The Fund produced attractive total returns and outperformed a majority of its peers during a volatile period for equities. Top contributors in the Financials sector included Genworth Financial, Inc., Lehman Brothers, Legg Mason and Franklin Resources. Although the Fund maintained a significantly overweighted position in the Information Technology sector, it was successful stock selection that drove the Fund's strong performance. Top contributors included Apple Computer, Inc., Broadcom Cl.A, Google, Inc., Novell, Inc. and Corning, Inc. The Fund's Consumer Discretionary securities, particularly the Fund's retail stocks, also outperformed those within the benchmark. Strong contributors included clothing retailers Chico's FAS and Polo Ralph Lauren Corporation.

Areas that detracted from the Fund's performance during the period included the Industrials and Telecommunication Services sectors. The negative performance in the Industrials area can be attributed primarily to weak stock selection, as well as a modestly overweighted position during a time when the sector underperformed. The two most significant detractors from performance were Tyco International Ltd. and Cendant Corporation. Although Tyco, a manufacturing conglomerate, had successfully recovered from its previous difficulties, several of its businesses underperformed. Cendant, a leading provider of travel and residential real estate services, also experienced weak performance during the period. Also detracting from results were Telecommunication Services, due principally to the underperformance of the Fund's holding in IDT Corp.

Going into 2006, the Fund's managers continue to maintain an overweighted position in technology stocks with strong balance sheets and cash-flow-generation potential. In the current economic environment, management continues to identify what they believe are attractive investment opportunities from both a growth and a value perspective.

Atlas Independence Flagship Fund

Atlas Independence Flagship Fund2 is a fund of funds that seeks long-term growth of capital and moderate current income. It achieves this by allocating its assets

2  Atlas Fund of Funds was renamed Atlas Independence Flagship Fund on November 30, 2005. The characteristics of the portfolio and the fund's objective were not changed as part of the transition. The risks associated with each of the underlying Atlas Funds are in proportion to their respective weighting within the portfolio and are described in the prospectus. As a fund of funds, the Portfolio will pay a portion of the expenses of the underlying funds that make up its portfolio in addition to the Portfolio's own expenses.

among a variety of Atlas stock, bond, and money funds. The Fund targets a balanced growth allocation of approximately 60% stocks, 30% bonds, and 10% cash and money market securities. Allocation is adjusted based on the outlook for the economy, financial markets, and the market values of the underlying Atlas Funds. For the one-year period ended December 31, 2005, the Fund returned 6.19%, outperforming both the 4.91% return of the S&P 500 Index and the 2.43% return of the Lehman Aggregate Bond Index.

At the end of the year, Atlas Independence Flagship Fund was broadly diversified among ten Atlas Funds. The portfolio's largest positions were Atlas Value Fund (15.0% of assets), Atlas Global Growth Fund (13.9% of assets), Atlas Emerging Growth Fund (12.6% of assets), Atlas Growth Opportunities Fund (10.1% of assets), and Atlas Strategic Income Fund (10.0% of assets).

Moving ahead, the Fund continues to be positioned as a well-diversified balanced investment for long-term investors.

Atlas S&P 500 Index Fund

Atlas S&P 500 Index Fund attempts to mirror the risk and return of the Standard & Poor's 500 Index—before fees and expenses—and enables investors to own part of a stock portfolio composed of the five hundred companies that make up the S&P 500 Index.3 For the one-year period ended December 31, 2005, the Fund returned 4.30%4 while the index returned 4.91%.

Within the S&P 500 Index, the top-performing sectors in 2005 included Energy, Health Care and Industrial Materials. The Consumer Discretionary, Consumer Staples and Technology sectors detracted from the Index's performance for the twelve-month period. The three holdings that performed the strongest during the year were Apple Computer (+127%), Valero Energy (+124%) and Express Scripts (+123%). On the other hand, the poorest performing positions for the year were Dana Corp. (–61%), Gateway (–59%) and General Motors (–53%).

Atlas Strategic Growth Fund

Atlas Strategic Growth Fund seeks long-term growth by investing primarily in the stocks of medium-to-large U.S. companies. For the one-year period ended December 31, 2005, the Fund returned 8.19%, outperforming its benchmark, the Russell 1000 Growth Index, which returned 5.26%.5 The Fund also outperformed the S&P 500 Index, which returned 4.91% for the year.

3  The S&P 500 Index Fund invests all of its assets in a separate mutual fund, the Master Portfolio, which has the same investment objective. "Standard & Poor's®," "S&P®," "S&P 500®,"and "500®" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Atlas Funds. The Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

4  Some of the Fund's expenses are currently being absorbed by the adviser. Without expense waivers and reimbursements, the Fund's total return would have been lower.

5  The Russell 1000 Growth Index became the Fund's index as of October 20, 2004. Prior to that date, the Fund's benchmark was the S&P 500 Index.

2005 Annual Review (continued)

Energy stocks were clearly the market leaders in 2005, as oil prices surged due to higher global demand and reduced supply. The Fund's positions in the Energy sector were among its best performers during the year, especially holdings in the crude oil production industry, such as XTO Energy, which was up 66.6% for the year. The Fund also benefited from strong performance by its holdings in the Health Care sector, particularly from those companies emphasizing cost-containment strategies for the delivery of high-quality health care. Among these companies are selected stocks in the Managed Care industry, such as UnitedHealth Group, up 41.0% in 2005; Aetna, up 51.3%; and Wellpoint, up 38.7%. Good stock selection within the Technology sector, most notably in the case of Apple (up 126.8% in 2005), which continues to experience extraordinary growth in revenues, also aided the Fund's performance.

On the negative side, the Fund's positions in certain consumer-related stocks were relative underperformers during 2005. Polaris Industries, the manufacturer of all-terrain recreational vehicles and a former holding in the portfolio, tumbled 16.2% during 2005 before the position was sold in May. Overall, the Strategic Growth Fund's outperformance of its benchmark reflected the portfolio managers' disciplined investment approach, specifically in its individual stock selection versus broader economic sector-weighting decisions.

The Fund's portfolio management team believes that current factors—positive economic conditions, moderate inflation, strong corporate profits and signals suggesting that the Fed will ease up on interest rate increases—are good signs for stocks in 2006. In particular, the team will look for worthwhile investment opportunities among companies in the Technology, Healthcare and Producer Durables sectors.

Atlas Value Fund

Atlas Value Fund seeks long-term growth and some income through investments in value stocks of large U.S. companies. For the one-year period ended December 31, 2005, the Fund's 11.04% return significantly outperformed its index, the Russell 1000 Value Index, which returned 7.05% for the same period.6 The Fund also outperformed the S&P 500 Index, which returned 4.91% for the year.

The Fund's strong performance can be attributed primarily to strong stock selection within the Financials and Consumer Discretionary sectors. In the Financials sector, insurers Prudential Financial, MetLife and St. Paul Travelers were solid performers. In the Consumer Discretionary sector, homebuilder Centex and retail operator Sears Roebuck performed well.

Conversely, weakness in the portfolio was due to negative stock selection within the Consumer Staples sector and a below-market weight within the energy sector. Underperformance in the Consumer Staples sector was driven primarily by

6  The Russell 1000 Value Index became the Fund's index as of May 17, 2004. Prior to that date, the Fund's benchmark was the S&P 500 Index.

double-digit declines in shares of food conglomerates Kraft Foods and Sara Lee. Industrials stocks Cendant and Tyco also lagged.

The Fund's portfolio management team continues to employ a disciplined investment process that seeks to exploit illogical investor behavior. The team's reliance on fundamental research and long-term value remains unchanged, and they believe they are well-positioned to capitalize on attractive opportunities in a market that rewards stock selection in the value style. Currently, the portfolio's largest sector exposure is in Financials, followed by Industrials, and the portfolio continues to maintain a significantly underweighted position in Energy.

Atlas Bond Funds

Atlas American Enterprise Bond Fund

Atlas American Enterprise Bond Fund seeks to provide current income with capital preservation as an additional goal. The Fund may invest in a broad range of corporate and government securities. On July 1, 2005, responsibility for the management of the Atlas American Enterprise Bond Fund was transitioned to OppenheimerFunds, Inc. From that date through December 31, 2005, the Fund returned 0.10%7, outperforming both the unmanaged Lehman Intermediate Government/Credit Index (which was essentially flat at –0.01%) and its peer group, the Lipper Intermediate Investment Grade Debt Funds median (which returned –0.07%). For the twelve-month period ended December 31, 2005, the Fund slightly underperformed its index, returning 1.23%4 versus 1.42%.

Over the six-month horizon that ended December 31, the Fund's relative outperformance was generated by three independent strategies based on the active management of interest rate exposure, corporate bonds, and mortgage-backed securities. The most significant contributors to performance for the second half of the year were interest rate strategies involving yield curve positioning and duration management.

Early in the reporting period, the Fund's relative duration (the price volatility of a bond relative to a change in the general level of interest rates) position was as underweight as the portfolio management team's risk-controlled interest rate strategy allows. Generally speaking, the lower the duration, the lower the risk. Interest rates rose rapidly in July, however, so the team increased the Fund's duration. Another significant change in strategy occurred in the aftermath of Hurricane Katrina. The Fund's team believed that the macroeconomic implications of the storm were not fully appreciated by many in the financial markets. In particular, the team believed that the drop-off in yields in the immediate aftermath of the hurricane was more of an emotional reaction that did not fully take into account the potentially inflationary effects of the storm. As a result, the portfolio's relative duration position was again brought to a maximum underweight. Once market participants had time to fully

7  Some of the Fund's expenses are currently being absorbed by the adviser. Without expense waivers and reimbursements, the Fund's total return would have been lower.

2005 Annual Review (continued)

evaluate the macroeconomic effects of the storm, and yields were sufficiently higher, the relative interest rate sensitivity was subsequently realigned to pre-Katrina levels.

Going into 2006, the Fund's portfolio managers will continue to maintain a bearish position on interest rates, based on their belief that rates will rise faster than current industry estimates. The corporate bond sector does not appear as attractive as it was earlier in the interest rate cycle. The management team will continue to closely monitor these bond market trends and will put particular emphasis on seeking undervalued securities for the portfolio.

Please note: There are risks associated with an investment in a bond fund, including interest rate risk, credit risk, and inflation risk. Bond fund investments are affected by changes in interest rates. Prices of bonds in the Fund will decline as interest rates rise and vice versa. This may affect the value of your investments in the Fund.

Atlas Municipal Bond Funds

Atlas municipal bond funds seek high current income exempt from federal income tax with capital preservation as an additional goal. Atlas California Municipal Bond Fund ("California Fund") is also exempt from California income tax. For the one-year period ended December 31, 2005, Atlas National Municipal Bond Fund ("National Fund") returned 3.37%, while the California Fund returned 3.50%. The Lehman Municipal Bond Index, the Funds' benchmark, returned 3.51% for the year. At the end of 2005, the National Fund's current yield was 3.13%, with a taxable equivalent yield of 4.82%. The California Fund's current yield at year-end was 2.90%, while its taxable equivalent yield was 4.92%.8

From a maturity standpoint, the National Fund's overweighted position in 15- to 30-year maturities and an underweighted position in one to ten-year maturities contributed positively to performance, given the flattening yield curve. (A yield curve is considered flat when there is a negligible difference between short- and long-term interest rates.) The Fund's exposure to lower investment grade bonds (rated Baa2/BBB) helped the portfolio's return, while the Fund's high cash balance and futures positions were slight drags on performance. A timely sale early in the year of a corporate-backed municipal bond (General Motors) helped the Fund avoid the volatility associated with negative news related to the company in particular and the industry as whole.

The California Fund's allocation to the longer end of the yield curve (15+ year maturities) contributed the most to the Fund's total return. Other areas that added to performance were the exposure to uninsured California government obligations and the allocation to uninsured hospital bonds, particularly those in the A-rated category. The hospital sector was the second best performing sector in the Lehman Municipal Bond Index, with a return of 5.66% for the year. The IDR/PCR sector led all

8  Taxable equivalent yields assume a 41.05% combined tax bracket for California Municipal Bond Fund and a 35.00% federal tax bracket for the National Municipal Bond Fund. For some individuals, alternative minimum tax may apply.

sectors in the index, up 13% for the year, almost entirely due to the return of tobacco bonds. Because the Atlas Funds do not purchase tobacco bonds, neither bond fund benefited from this group's significant outperformance. With the exception of the California Fund's exposure to Puerto Rico bonds, the Fund's lower investment grade holdings (rated BBB) added to performance. However, downgrades of various Puerto Rico credits during the year to the mid-BBB category negatively impacted the Fund's performance, due to the Fund's uninsured exposure to Puerto Rico bonds. Other areas that detracted from performance were the Fund's treasury futures position and its large exposure to cash.

Looking toward 2006, the Funds' managers anticipate a moderate slowdown in economic growth closer to the longer-term trend line of 3.0-3.50% GDP. This would allow the Federal Reserve the latitude to keep short-term rates toward the desired neutral territory of 5.00%. Consequently, the management team envisions more volatility in longer-term interest rates as participants decipher whether or not the Federal Reserve will reverse monetary policy or stay more neutral, and they believe there is the potential for intermediate and long-term treasury rates to be substantially below short-term treasury rates sometime during 2006. They also expect that the municipal bond yield curve will continue to flatten but will not invert. (A yield curve is considered flat when there is a negligible difference between short- and long-term interest rates. A yield curve is inverted when short-term rates are higher than long-term rates. Inverted yield curves tend to occur when the outlook on the economy is negative and a recession is expected.) Given their belief that the Federal Reserve will remain steadfast in its neutral stance for a prolonged period, the team anticipates that intermediate and longer-term rates will most likely not be materially different at the end of 2006. Management's focus in 2006 will be to maintain sufficient liquidity while improving performance through the purchase of high quality credits as well as attractive uninsured credits.

Please note: There are risks associated with an investment in a bond fund, including interest rate risk, credit risk, and inflation risk. Bond fund investments are affected by changes in interest rates. Prices of bonds in the Fund will decline as interest rates rise and vice versa. This may affect the value of your investments in the Fund.

Atlas Strategic Income Fund

Atlas Strategic Income Fund seeks to provide investors with high current income, consistent with capital preservation, by investing in a diversified portfolio of high-yield bonds, foreign debt, and government securities. For the one-year period ended December 31, 2005, the Fund returned 2.34%, exceeding the performance of one of the Fund's two benchmarks, the Citigroup World Government Bond Index, which returned –6.88%. The Fund's other benchmark, the Lehman Brothers Aggregate Bond Index, returned 2.43% for the same period.

The U.S. dollar gained against the euro and the yen in 2005. Despite the persistent strength of the dollar, the Fund's international portfolio—invested in foreign debt securities—performed reasonably well. The Fund's portfolio managers attribute this

2005 Annual Review (continued)

performance primarily to their investments in local currencies within the emerging markets. While developed-market currencies, such as the euro and yen, lost value relative to the U.S. dollar over the reporting period, currencies from emerging markets such as Brazil, Turkey and Mexico, fared better.

The Fund managers' valuation assessment during 2005 was that Government National Mortgage Associations (GNMAs) were relatively expensive, so the decision was made to under-weight the sub-sector. Spurred on materially by foreign buyers with a preference to purchase mortgage-backed securities with "the full faith and credit of the U.S. Government," GNMAs proved to be the best performing sub-sector in the mortgage market for the calendar year. The underweight to GNMAs resulted in a slight underperformance by the Fund. Management believes that current GNMA valuations are borderline excessive and the portfolio's position in the sub-sector remains underweighted.

The High Yield portion of the Fund produced modest positive returns during the reporting period, though it underperformed its benchmark, the Merrill Lynch High Yield Master Index. The Fund's managers attribute the portfolio's relative lag in performance to its focus on corporate bonds with higher credit ratings during a period that benefited more aggressively positioned investors.

Regardless of where the Fund's managers find opportunities over the foreseeable future, they will continue to monitor economic and market developments worldwide and adjust their strategies accordingly. The managers believe that mortgage-backed securities at their current yields9 offer good relative value, and anticipate that the pace of mortgage refinancings will be slower than current market prices suggest. Accordingly, they have positioned the Fund in a relative overweight of high coupon mortgage-backed securities. The team is also employing tactical strategies to purchase securities based on individual credit characteristics. Looking forward, the team believes that the U.S. economy will continue to grow, but they will remain watchful of the potentially negative impact that rising energy prices and rising interest rates could have on the markets. While high yield bonds appear to be fairly valued, the Fund's team does not expect to see many market-wide opportunities for capital appreciation. In such an environment, the team believes that selectivity and careful analysis of individual securities and issuers will likely be the key to success.

Please note: The Strategic Income Fund involves the risks associated with investing in high-yield, low-rated bonds known as "junk bonds," which have a greater chance of default on interest and principal payments. This fund also includes risks associated with an investment in a bond fund, including interest rate risk, credit risk, and inflation risk. Bond fund investments are affected by changes in interest rates. Prices of bonds in the Fund will decline as interest rates rise and vice versa. This may affect the value of your investments in the Fund.

9  Spread is defined as the difference between yields on different debt instruments. The greater the yield spread, the greater the difference between the yields offered by each instrument.

Atlas U.S. Government and Mortgage Securities Fund

Atlas U.S. Government and Mortgage Securities Fund seeks high current income by investing primarily in mortgage-backed securities. Capital preservation is an additional goal. The Fund focuses predominantly on AAA-rated government agency mortgage-backed securities, including holdings in the Government National Mortgage Association, Federal National Mortgage Association, and Federal Home Loan Mortgage Corporation. On March 1, 2005, responsibility for the management of the Atlas U.S. Government and Mortgage Securities Fund was transitioned to OppenheimerFunds, Inc. From that date through December 31, 2005, the Fund returned 1.95%. The unmanaged Lehman MBS Fixed Rate Index earned 2.54% and its Lipper U.S. Mortgage Funds peer group averaged 2.07% for the same period. For the twelve-month period ended December 31, 2005, the Fund returned 2.04%, compared with the index's return of 2.72%.

As of March 1, 2005 the portfolio contained a relatively large position in short-maturity collateralized mortgage obligations (CMOs). To bring the Fund more in line with its benchmark and the portfolio management team's current strategies, the portfolio underwent a restructuring of these non-index securities through the purchase of conventional 15- and 30-year maturity pass-through securities. Also at the time of the transition, the overall mortgage-backed securities market consisted of a majority of lower coupon securities, which management believed were relatively expensive. However, the team believed there was substantial value in high coupon mortgage-backed securities. Their strategy emphasized holding higher coupon mortgage-backed securities and underweighting lower coupon securities, based on their judgment that the market's pricing reflected prepayment rates faster than what was likely to occur.

Spurred by foreign buyers with a preference for mortgage-backed securities with "the full faith and credit of the U.S. Government," GNMAs proved to be the best performing sub-sector in the mortgage market for the calendar year. The portfolio's underweight in GNMAs resulted in a small underperformance by the Fund. However, the management team believes that current GNMA valuations are borderline excessive, so the Fund remains underweighted in the sub-sector.

In light of the widening spread in the mortgage market10, the Fund's portfolio managers believe that mortgage-backed securities currently offer good relative value and they have positioned the Fund to benefit when the spread between mortgages and treasuries narrow.11 Within the mortgage sector, the team will maintain an overweight allocation to higher coupon mortgages and to prepayment risk, based on their assessment that the pace of mortgage refinancings will be slower than current market prices suggest. However, most of the late-2005 purchases were in

10  Spread is defined as the difference between yields on different debt instruments. The greater the yield spread, the greater the difference between the yields offered by each instrument.

11  Option-adjusted spread measures price differences between similar fixed income products with different embedded options, such as call options. Typically, the larger the product's OAS, the greater the return and risk potential.

2005 Annual Review (continued)

lower-coupon 30-year maturity mortgage securities, as that area of the mortgage market has lagged recently, and the Fund's management team now sees them as being equally attractive. The team will continue to focus on undervalued investments that should benefit shareholders over the longer term.

Please note: When interest rates decline, mortgage-backed securities are subject to prepayments of principal. This may affect the value of your investments in the Fund.

Atlas Money Market Funds

Atlas money market funds seek to provide investors with money market returns, after-tax advantages and stability of principal.12

The Atlas Money Market Fund invests in high-quality money market securities, which may include commercial paper, certificates of deposit, taxable municipal securities, and bankers' acceptances. The Fund achieved first quartile performance for 2005, producing a 2.73% return for the twelve-month period ended December 31, 2005 and exceeding the industry average of 2.37%. The Fund's fee differential relative to its peer group and its reliance on the attractive taxable-municipal sector both contributed to these positive results.

The Atlas California Municipal Money Fund invests in short-term California municipal securities with the two highest credit ratings of AAA and AA. Returns for the Fund slightly lagged industry averages for the one-year period ended December 31, 2005; the Fund returned 1.80%, versus the 1.83% return of its Lipper California Money Fund peer group. As is usually the case with money market funds, fee differentials explain most of this discrepancy. There were no meaningful sector-specific or security-specific holdings impacting performance.

As the end of 2005 neared, the Funds' managers maintained the position that the current Federal Reserve's tightening campaign may soon be over. As a result, the team believes that Fed policy should be more responsive to economic indicators than to a preconceived intent to gradually raise interest rates in 2006, and they will manage the money market funds accordingly.

12  A money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds. Money market yields quoted are 7-day current yields (as opposed to 30-day yields for other bond funds), reflecting short-term investments. Taxable equivalent yields assume a 41.05% combined tax bracket for the California Municipal Money Fund. For some individuals, alternative minimum tax may apply. Some of the Funds' expenses are currently being absorbed by the adviser. Without expense waivers and reimbursements, total returns would have been lower.

Atlas Stock and Bond Funds Total Returns  for periods ended December 31, 2005

	Average Annual Total Returns
	3 Months† %	6 Months† %	1 Year %	5 Years %	10 Years %	Since Inception %		Inception Date
Stock Funds
Balanced	1.11	3.29	3.85	0.70	3.30	4.47		9/30/93
Emerging Growth	0.31	6.23	5.88	2.45	—	6.38		4/30/97
Global Growth	4.29	14.05	13.02	4.97	—	13.08		4/30/96
Growth Opportunities	1.62	6.90	7.42	0.79	9.55	11.41		12/5/90
Independence Flagship	1.59	5.00	6.19	—	—	6.01		5/1/02
Independence Star Spangled*	—	—	—	—	—	(1.12	)†	11/30/05
S&P 500 Index*	1.95	5.46	4.30	0.01	8.52	10.00		7/2/93
Strategic Growth	4.52	9.13	8.19	(5.42)	5.28	6.63		9/30/93
Value Fund	2.07	4.63	11.04	—	—	6.88		5/1/02
Bond Funds
American Enterprise Bond*	0.56	(0.01)	1.23	—	—	2.37		5/1/03
California Municipal Bond	0.79	0.35	3.50	4.63	4.84	6.21		1/24/90
Independence Eagle Bond*	—	—	—	—	—	0.92	†	11/30/05
National Municipal Bond	0.79	0.28	3.37	5.20	4.95	6.36		1/24/90
Strategic Income	0.32	1.10	2.34	7.49	—	6.62		5/20/96
U.S. Government and Mortgage Securities	0.46	0.21	2.04	4.13	4.98	6.39		1/19/90

†  Returns for periods less than a full year are aggregate (non-annualized) returns.

* Some of the Fund's expenses currently are being absorbed by the Adviser. Without expense waivers and reimbursements, the Fund's total return would have been lower.

The data above represents past performance and does not guarantee future results. Current performance may be lower or higher than the data quoted. For the current to most recent month-end performance data call 1-800-933-2852. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns assume reinvestment of dividends and capital gains. Please carefully consider the investment objectives, risks, charges, and expenses of Atlas products before investing. The prospectus contains these details and other information. Please call 1-800-933-2852, visit www.atlasfunds.com or see your Atlas Representative for a prospectus and read it carefully before investing. While there are no sales charges associated with Atlas Funds, other ongoing charges may apply.

A redemption fee of 2% will be applied to shares of the Atlas Global Growth Fund that are redeemed within 60 days of their purchase. The performance data does not reflect the deduction of this fee. If the fee were reflected, returns would be lower than quoted.

The Emerging Growth Fund involves greater risks associated with investing in small and emerging growth companies. Small company stocks may be more volatile than large company stocks, resulting in greater share price fluctuations. Foreign investing involves greater risk due to currency fluctuation, political uncertainty, and changes in economic conditions. The Strategic Income Fund involves the risks associated with investing in high-yield low-rated bonds known as "junk bonds," which are subject to more volatility and less liquidity than higher-rated bonds, and have a greater chance of default on interest and principal payments. There are risks associated with an investment in a bond fund including interest rate, credit, and inflation risks. When interest rates decline, mortgage-backed securities are subject to prepayment of principal. All bond fund investments are affected by changes in interest rates. Prices of bonds in a fund will decline as interest rates rise and vice versa. This may affect the value of your investments in the fund. The risks associated with each of the underlying Atlas Funds are in proportion to their respective weighting within each Independence Portfolio and are described in the prospectus.

The California Municipal Funds are intended for residents of California only. Investors who reside outside of California may not receive the full benefit of tax-exempt features of these funds.

Distributions of capital gains are generally taxable. Distributions to certain municipal bond fund shareholders may be subject to alternative minimum tax.

The S&P 500 Index Fund invests all of its assets in a separate mutual fund, the Master Portfolio, which has the same investment objective. Performance shown for the S&P 500 Index Fund for periods prior to August 16, 2000, reflects that of the Master Portfolio, adjusted for current fund net operating expenses. "Standard & Poor's®", "S&P®", "S&P 500®", and "500®" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Atlas Funds. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Fund. Distributed by Atlas Securities, Inc., a registered broker-dealer.

NOT FDIC INSURED • NOT A DEPOSIT • NO BANK GUARANTEE • MAY LOSE VALUE • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Comparing Atlas Fund Performance to the Market

As always, past performance is no guarantee of future results. The following charts compare the growth of a hypothetical $10,000 investment in each of the Atlas stock and bond funds as compared to a representative total return index for the market(s) in which each fund invests. Index performance does not include management expenses, and the mix, quality and maturity of securities in an index may vary widely from those in our fund's portfolios. All returns reflect the reinvestment of dividends and capital gains, if applicable.

Balanced Fund	Emerging Growth Fund

Global Growth Fund	Growth Opportunities Fund

Independence Flagship Fund	S&P 500 Index Fund*

Strategic Growth Fund	Value Fund

*  The S&P 500 Index Fund invests all of its assets in a separate mutual fund, the Master Investment Portfolio, which has the same investment objective. Performance shown for the S&P 500 Index Fund for periods prior to August 16, 2000 (commencement of operations), reflects that of the Master Investment Portfolio, adjusted for current fund net operating expenses.

  "Standard & Poor's®", "S&P®", "S&P 500®", and "500®" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Atlas Funds. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

Comparing Atlas Fund Performance to the Market (continued)

American Enterprise Bond Fund	California Municipal Bond Fund

National Municipal Bond Fund	Strategic Income Fund

U.S. Government & Mortgage Securities Fund

Shareholder Expenses  (unaudited)

As a shareholder of an Atlas Fund, you incur ongoing expenses, such as management fees, shareholder service fees, distribution fees and other fund expenses. The following table is intended to help you understand your ongoing expenses (in dollars and cents) of investing in a Fund and to compare these expenses with the ongoing expenses of investing in other funds.

The table is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2005 to December 31, 2005.

Actual Expenses

The first line under each Fund in the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line under each Fund in the table below provides information about the hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Atlas Funds	Beginning Account Value 07/01/05	Ending Account Value 12/31/05	Annualized Expense Ratio	Expenses Paid During Period*
Balanced Fund
Actual	$1,000.00	$1,032.90	1.31%	$6.71
Hypothetical	1,000.00	1,018.60	1.31%	6.67
Emerging Growth Fund
Actual	1,000.00	1,062.30	1.44%	7.49
Hypothetical	1,000.00	1,017.90	1.44%	7.32
Global Growth Fund[2]
Actual	1,000.00	1,140.50	1.32%	7.12
Hypothetical	1,000.00	1,018.60	1.32%	6.72
Growth Opportunities Fund
Actual	1,000.00	1,069.00	1.10%	5.74
Hypothetical	1,000.00	1,019.70	1.10%	5.60
Independence Flagship Fund[1]
Actual	1,000.00	1,050.00	0.48%	2.48
Hypothetical	1,000.00	1,022.80	0.48%	2.45
Independence Star Spangled Fund[1,3]
Actual	1,000.00	988.80	0.68%	0.57
Hypothetical	1,000.00	1,003.70	0.68%	0.58
S&P 500 Index Fund
Actual	1,000.00	1,054.60	0.61%	3.16
Hypothetical	1,000.00	1,022.10	0.61%	3.11
Strategic Growth Fund
Actual	1,000.00	1,091.30	1.26%	6.64
Hypothetical	1,000.00	1,018.90	1.26%	6.41
Value Fund
Actual	1,000.00	1,046.30	1.35%	6.96
Hypothetical	1,000.00	1,018.40	1.35%	6.87

Atlas Funds	Beginning Account Value 07/01/05	Ending Account Value 12/31/05	Annualized Expense Ratio	Expenses Paid During Period*
American Enterprise Bond Fund
Actual	$1,000.00	$999.90	0.36%	1.81
Hypothetical	1,000.00	1,023.40	0.36%	1.84
California Municipal Bond Fund
Actual	1,000.00	1,003.50	0.93%	4.70
Hypothetical	1,000.00	1,020.50	0.93%	4.74
Independence Eagle Bond Fund[1,3]
Actual	1,000.00	1,009.20	0.68%	0.58
Hypothetical	1,000.00	1,003.70	0.68%	0.58
National Municipal Bond Fund
Actual	1,000.00	1,002.80	0.98%	4.95
Hypothetical	1,000.00	1,020.30	0.98%	4.99
Strategic Income Fund
Actual	1,000.00	1,011.00	1.23%	6.23
Hypothetical	1,000.00	1,019.00	1.23%	6.26
U.S. Government and Mortgage Securities Fund
Actual	1,000.00	1,002.10	1.03%	5.20
Hypothetical	1,000.00	1,020.00	1.03%	5.24
California Municipal Money Fund
Actual	1,000.00	1,007.90	0.58%	2.94
Hypothetical	1,000.00	1,022.30	0.58%	2.96
Money Market Fund
Actual	1,000.00	1,016.00	0.62%	3.15
Hypothetical	1,000.00	1,022.10	0.62%	3.16

*  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

1  Fund is not subject to distribution fees.

2  Fund charges a redemption fee of 2% to shares redeemed within 60 days of purchase.

3  For the period December 1, 2005 (commencement of operations) through December 31, 2005, a period of 31 days.

Statements of Investments in Securities and Net Assets  December 31, 2005

Atlas Balanced Fund

	shares or face amount	market value (note 1)
Common Stocks - 59.58%
Apparel - .16%
Reebok International Ltd.	1,335	$77,737
Auto Parts & Equipment - 1.96%
Autoliv, Inc.	7,623	346,237
Goodyear Tire & Rubber Co. (The) (b)(o)	16,358	284,302
Lear Corp.	11,635	331,132
Banks - 5.42%
Comerica, Inc.	6,797	385,798
Commerce Bancshares, Inc.	6,433	335,288
First Citizens BancShares, Inc.	1,000	174,420
Fremont General Corp.	13,195	306,520
M&T Bank Corp.	3,762	410,246
Mellon Financial Corp.	14,382	492,583
Northern Trust Corp.	6,747	349,630
TCF Financial Corp.	7,336	199,099
Beverages - .64%
PepsiAmericas, Inc.	13,571	315,661
Building Materials - 1.70%
Lafarge North America, Inc.	3,559	195,816
Martin Marietta Materials, Inc.	3,947	302,814
USG Corp. (b)	5,125	333,125
Commercial Services - .62%
Equifax, Inc.	8,024	305,072
Diversified Financial Services - 3.81%
A.G. Edwards, Inc.	7,521	352,434
AmeriCredit Corp. (b)	12,478	319,811
Bear Stearns Cos. (The), Inc.	4,233	489,038
CIT Group, Inc.	5,914	306,227
Federated Investors, Inc. - Class B	7,952	294,542
IndyMac Bancorp, Inc.	2,706	105,588
Electric - 4.88%
American Electric Power Co., Inc.	13,537	502,087
DPL, Inc.	13,082	340,263
Edison International	11,089	483,591
NRG Energy, Inc. (b)	7,786	366,876
PNM Resources, Inc.	12,012	294,174
Wisconsin Energy Corp.	9,209	359,704
Xcel Energy, Inc.	2,347	43,326
Electrical Components & Equipment - .59%
Energizer Holdings, Inc. (b)	5,837	290,624
Environmental Services - .76%
Republic Services, Inc.	9,931	372,909
Food - 1.42%
Hershey Co. (The)	5,220	288,405
Seaboard Corp.	113	170,743
Tyson Foods, Inc. - Class A	13,792	235,843
Forest Products & Paper - .47%
Louisiana-Pacific Corp.	8,357	229,567
Gas - .81%
KeySpan Corp.	11,134	397,372
Health Care - Services - 2.57%
Community Health Systems, Inc. (b)	7,619	292,112
Health Net, Inc. (b)	6,257	322,548
Humana, Inc. (b)	6,457	350,809
Sierra Health Services, Inc. (b)	3,693	295,292
Home Builders - 1.82%
Meritage Homes Corp. (b)	4,585	288,488
Ryland Group, Inc.	3,960	285,635
Standard-Pacific Corp.	8,592	316,186

Atlas Balanced Fund  (continued)

	shares or face amount	market value (note 1)
Insurance - 11.17%
Alleghany Corp. (b)	118	$33,512
American Financial Group Inc.	8,416	322,417
American National Insurance Co.	1,673	195,724
AmerUs Group Co.	5,584	316,445
Cigna Corp.	4,481	500,528
Hanover Insurance Group, Inc.	8,292	346,357
Lincoln National Corp.	8,131	431,187
MBIA, Inc.	1,800	108,288
MGIC Investment Corp.	5,419	356,679
Nationwide Financial Services, Inc. - Class A	7,721	339,724
Old Republic International Corp.	13,464	353,565
PMI Group (The), Inc.	1,926	79,101
Principal Financial Group, Inc.	10,331	489,999
Radian Group, Inc.	3,817	223,638
Safeco Corp.	6,936	391,884
StanCorp Financial Group, Inc.	6,416	320,479
Torchmark Corp.	4,755	264,378
UnumProvident Corp.	17,597	400,332
Leisure Time - .61%
Sabre Holdings Corp. - Class A	12,453	300,242
Miscellaneous - Manufacturing - .66%
Eastman Kodak Co. (o)	13,711	320,837
Oil & Gas - 1.51%
Amerada Hess Corp.	3,419	433,598
Sunoco, Inc.	3,916	306,936
Pharmaceuticals - 1.62%
AmerisourceBergen Corp.	10,276	425,426
King Pharmaceuticals, Inc. (b)	21,722	367,536
Pipelines - 1.62%
Equitable Resources, Inc.	7,953	291,796
Kinder Morgan, Inc.	3,155	290,102
Williams Cos., Inc.	9,132	211,588
Real Estate Investment Trusts - 2.72%
Annaly Mortgage Management, Inc. (o)	27,331	299,001
Crescent Real Estate Equities Co.	15,880	314,742
Equity Office Properties Trust	13,624	413,216
New Century Financial Corp.	8,465	305,333
Retail - 5.37%
AutoNation, Inc. (b)	16,075	349,310
Circuit City Stores, Inc.	15,114	341,425
Dillard's, Inc. - Class A	12,658	314,172
Federated Department Stores, Inc.	8,120	538,600
J.C. Penney Co., Inc.	7,266	403,990
Sears Holdings Corp. (b)	2,801	323,600
Wendy's International, Inc.	6,521	360,350
Savings & Loans - .68%
Astoria Financial Corp.	11,254	330,868
Semiconductors - .80%
Freescale Semiconductor, Inc. - Class B (b)	15,559	391,620
Telecommunications - 1.35%
CenturyTel, Inc.	10,790	357,796
PanAmSat Holding Corp.	12,369	303,041
Toys - .75%
Mattel, Inc.	23,165	366,470
Transportation - 3.09%
CSX Corp.	9,183	466,221
GATX Corp.	8,398	303,000
Laidlaw International	14,547	337,927
Norfolk Southern Corp.	519	23,267

The accompanying notes are an integral part of these financial statements.

Atlas Balanced Fund  (continued)

	shares or face amount	market value (note 1)
Overseas Shipholding Group	1,607	$80,977
Swift Transportation Co., Inc. (b)	14,958	303,647
Total Common Stocks (cost: $27,380,443)		29,190,545
Mortgage-Backed Obligations - .33%
Government-Sponsored Enterprises - .33%
Fannie Mae, 6.00% due 05/01/32	$100,111	101,233
6.50% due 04/01/32	58,415	60,035
Total Mortgage-Backed Obligations (cost: $156,395)		161,268
Government-Sponsored Enterprises (Non-Mortgage-Backed) - 2.41%
Fannie Mae,
3.25% due 08/15/08	550,000	530,265
Freddie Mac,
4.875% due 03/15/07	650,000	650,729
Total Government-Sponsored Enterprises (Non-Mortgage-Backed) (cost: $1,210,962)		1,180,994
Corporate Bonds and Notes - 36.65%
Aerospace & Defense - .65%
United Technologies Corp.,
6.10% Unsec. Nts. due 05/15/12	300,000	318,044
Banks - 5.83%
Bank One Corp., 5.90% Sub. Nts. due 11/15/11	450,000	467,980
First Union National Bank, 7.875% Sub. Nts. due 02/15/10	350,000	389,003
HSBC Bank PLC, 6.95% Sub. Nts. due 03/15/11	400,000	431,372
Mellon Funding Corp., 6.375% Sub. Nts. due 02/15/10	300,000	315,990
Nations Bank Corp., 6.375% Unsec. Sub. Nts. due 02/15/08	150,000	154,459
7.75% Unsec. Sub. Nts. due 08/15/15	150,000	178,307
US Bank NA, 6.30% Sr. Sub. Nts. due 07/15/08	300,000	310,677
Wachovia Corp., 6.375% Sub. Nts. due 02/01/09	300,000	311,654
Wells Fargo & Co., 5.00% Unsec. Sub. Nts. due 11/15/14	300,000	297,362
Beverages - .70%
Anheuser-Busch Cos., Inc., 7.50% Nts. due 03/15/12	300,000	341,139
Chemicals - 1.07%
E.I. Du Pont de Nemours & Co., 6.875% Unsec. Nts. due 10/15/09	250,000	266,084
Praxair, Inc., 6.50% Nts. due 03/01/08	250,000	258,099
Computers - 2.09%
Computer Sciences Corp., 7.375% Unsec. Nts. due 06/15/11	225,000	241,490
Hewlett-Packard Co., 5.50% Nts. due 07/01/07	300,000	302,424
International Business Machines Corp., 4.75% Sr. Unsec. Nts. due 11/29/12	250,000	247,984
7.50% Debs. due 06/15/13	200,000	231,512
Cosmetics & Personal Care - .91%
Avon Products, Inc., 7.15% Sr. Nts. due 11/15/09	220,000	236,265

Atlas Balanced Fund  (continued)

	shares or face amount	market value (note 1)
Kimberly-Clark Corp., 5.625% Nts. due 02/15/12	$200,000	$208,504
Diversified Financial Services - 10.61%
American Express Co., 5.50% Nts. due 09/12/06	325,000	326,533
Bear Stearns Cos. (The), Inc., 4.50% Nts. due 10/28/10	450,000	439,304
CIT Group, Inc., 7.75% Sr. Unsec. Nts. due 04/02/12	450,000	510,359
Citigroup, Inc., 7.25% Unsec. Sub. Nts. due 10/01/10	300,000	327,302
Countrywide Home Loans, Inc., 5.625% Medium-Term Nts., Series K due 05/15/07	300,000	302,551
Credit Suisse First Boston (USA), Inc., 6.125% Nts. due 11/15/11	450,000	472,384
General Electric Capital Corp., 8.125% Sub. Nts. due 05/15/12	150,000	174,295
Goldman Sachs Group, Inc., 6.60% Sr. Unsec. Unsub. Nts. due 01/15/12	300,000	322,257
6.875% Bonds due 01/15/11	150,000	161,591
HSBC Finance Corp., 6.375% Sr. Unsec. Nts. due 08/01/10	200,000	210,464
7.875% Sr. Unsec. Nts. due 03/01/07	250,000	258,061
International Lease Finance Corp., 5.75% Unsec. Nts. due 10/15/06	350,000	351,776
Lehman Brothers Holdings, Inc., 7.875% Bonds due 08/15/10	450,000	501,976
Merrill Lynch & Co., Inc., 6.00% Sr. Unsec. Unsub. Nts. due 02/17/09	300,000	309,371
Morgan Stanley, 7.00% Sr. Unsec. Debs. due 10/01/13	250,000	276,390
SLM Corp., 5.375% Medium-Term Nts., Series A due 01/15/13	250,000	253,473
Electric - .65%
WPS Resources Corp., 7.00% Sr. Unsec. Unsub. Nts. due 11/01/09	300,000	320,000
Electrical Components & Equipment - .64%
Emerson Electric Co., 5.75% Nts. due 11/01/11	300,000	313,660
Food - 2.41%
H.J. Heinz Co., 6.00% Nts. due 03/15/08	250,000	255,031
Hormel Foods Corp., 6.625% Nts. due 06/01/11	275,000	297,601
Kraft Foods, Inc., 4.625% Nts. due 11/01/06	300,000	299,057
Unilever Capital Corp., 7.125% Nts. due 11/01/10	300,000	326,654
Household Products & Wares - .64%
Clorox Co., 6.125% Nts. due 02/01/11	300,000	313,317
Insurance - .67%
MGIC Investment Corp., 6.00% Sr. Unsec. Nts. due 03/15/07	325,000	328,250
Machinery - Construction & Mining - .66%
Caterpillar, Inc., 7.25% Sr. Unsec. Unsub. Debs. due 09/15/09	300,000	323,243

Statements of Investments in Securities and Net Assets  December 31, 2005

Atlas Balanced Fund  (continued)

	shares or face amount	market value (note 1)
Machinery - Diversified - .69%
Deere & Co., 6.95% Sr. Nts. due 04/25/14	$300,000	$338,249
Miscellaneous - Manufacturing - .83%
General Electric Co., 5.00% Unsec. Nts. due 02/01/13	250,000	249,870
Honeywell International, Inc., 6.125% Bonds due 11/01/11	150,000	158,331
Oil & Gas - 1.86%
Conoco Funding Co., 5.45% Gtd. Nts. due 10/15/06	335,000	336,311
Marathon Oil Corp., 5.375% Unsec. Nts. due 06/01/07	250,000	251,333
Occidental Petroleum Corp., 7.375% Sr. Unsec. Nts. due 11/15/08	150,000	160,232
Texaco Capital, Inc., 5.50% Nts. due 01/15/09	160,000	164,134
Oil & Gas Services - .53%
Baker Hughes, Inc., 6.25% Sr. Unsec. Nts. due 01/15/09	250,000	259,697
Retail - 2.15%
Costco Wholesale Corp., 5.50% Sr. Unsec. Nts. due 03/15/07	150,000	150,881
Nordstrom, Inc., 5.625% Sr. Nts. due 01/15/09	250,000	252,197
Target Corp., 7.50% Sr. Unsec. Nts. due 08/15/10	300,000	331,809
Wal-Mart Stores, Inc., 6.875% Sr. Unsec. Nts. due 08/10/09	300,000	319,283
Semiconductors - .71%
Texas Instruments, Inc., 6.125% Unsec. Nts. due 02/01/06	350,000	350,297
Software - .63%
First Data Corp., 6.375% Medium-Term Nts., Series D due 12/15/07	300,000	306,576
Telecommunications - 1.72%
BellSouth Corp., 6.00% Nts. due 10/15/11	150,000	155,931
SBC Communications, Inc., 5.75% Sr. Unsec. Nts. due 05/02/06	350,000	350,885
Verizon Global Funding Corp., 7.375% Sr. Unsec. Nts. due 09/01/12	300,000	334,572
Total Corporate Bonds and Notes (cost: $18,344,364)		17,953,837
Short-Term Investments - 2.22%
Dreyfus Cash Management Plus Fund (p)	356,014	356,014
Goldman Sachs Financial Square Prime Obligations Fund (p)	589,834	589,834
Triparty Repurchase Agreement dated December 30, 2005 with Investors Bank & Trust Co., effective yield of 2.51%, due January 3, 2006, collateralized by U.S. Treasury Bonds, 10.375%, November 15, 2012, with a value of $144,695	141,739	141,739
Total Short-Term Investments (cost: $1,087,587)		1,087,587
Total Securities (cost: $48,179,751) - 101.19%		49,574,231
Other Assets and Liabilities, Net - (1.19)%		(584,050)
Net Assets - 100.00%		$48,990,181

Atlas Balanced Fund  (continued)

Sector (Unaudited)	Percent Of Net Assets
Consumer Discretionary	10.72%
Consumer Staples	2.06
Energy	3.13
Financials	24.42
Health Care	4.19
Industrials	6.14
Information Technology	1.41
Materials	0.47
Telecommunication Services	1.35
Utilities	5.69
Corporate Bonds and Notes	36.65
Government-Sponsored Enterprises (Non-Mortgage-Backed)	2.41
Mortgage-Backed Obligations	0.33
Short-Term Investments	2.22
101.19%

Atlas Emerging Growth Fund

	shares or face amount	market value (note 1)
Common Stocks - 95.83%
Advertising - 1.21%
R.H. Donnelley Corp. (b)	12,200	$751,764
Aerospace & Defense - 1.50%
Aviall, Inc. (b)	10,930	314,784
DRS Technologies, Inc.	11,970	615,497
Airlines - .77%
Ryanair Holdings PLC, Sponsored ADR (b)(o)	1,810	101,342
Skywest, Inc.	13,990	375,771
Auto Parts & Equipment - .69%
Goodyear Tire & Rubber Co. (The) (b)	4,290	74,560
Harsco Corp.	910	61,434
Tenneco, Inc. (b)	14,900	292,189
Automobile Manufacturers - .13%
Oshkosh Truck Corp.	1,860	82,937
Banks - 2.51%
City National Corp.	1,150	83,306
Euronet Worldwide, Inc. (b)	15,480	430,344
Hanmi Financial Corp.	13,770	245,932
Provident Bankshares Corp.	12,660	427,528
SVB Financial Group (b)	2,020	94,617
Wintrust Financial Corp.	5,090	279,441
Building Materials - .10%
Martin Marietta Materials, Inc.	850	65,212
Coal - 1.12%
Foundation Coal Holdings, Inc.	18,330	696,540
Commercial Services - 4.71%
Brink's Co. (The)	1,870	89,592
Chemed Corp.	12,210	606,593
Equifax, Inc.	2,240	85,165
Foundry Networks, Inc. (b)	28,140	388,613
FTI Consulting, Inc. (b)	19,500	535,080
Global Payments, Inc.	2,180	101,610
GTECH Holdings Corp.	2,020	64,115
Itron, Inc. (b)	11,840	474,074
PHH Corp. (b)	20,720	580,574

The accompanying notes are an integral part of these financial statements.

Atlas Emerging Growth Fund  (continued)

	shares or face amount	market value (note 1)
Computers - 3.17%
Advanced Digital Information Corp. (b)	41,160	$402,956
Electronics for Imaging, Inc. (b)	19,880	529,007
Intergraph Corp. (b)	11,210	558,370
Logitech International S.A., ADR (b)	2,060	96,346
Nam Tai Electronics, Inc.	17,050	383,625
Distribution & Wholesale - 2.16%
Brightpoint, Inc. (b)	21,715	602,157
W.W. Grainger, Inc.	1,360	96,696
Wesco International, Inc. (b)	15,110	645,650
Diversified Financial Services - 3.19%
GFI Group, Inc. (b)	7,640	362,365
Investment Technology Group, Inc. (b)	2,290	81,158
National Financial Partners Corp.	17,290	908,589
People's Bank	2,690	83,551
Waddell & Reed Financial, Inc. - Class A	25,930	543,752
Electric - 1.69%
Allete, Inc.	12,180	535,920
El Paso Electric Co. (b)	24,400	513,376
Electrical Components & Equipment - .39%
AMETEK, Inc.	1,790	76,147
Amphenol Corp. - Class A	1,520	67,275
Thomas & Betts Corp. (b)	2,300	96,508
Electronics - .63%
Benchmark Electronics, Inc. (b)	8,560	287,873
Jabil Circuit, Inc. (b)	2,710	100,514
Energy - Alternate Sources - .11%
Covanta Holding Corp. (b)	4,550	68,523
Engineering & Construction - 1.14%
Washington Group International, Inc.	13,320	705,560
Entertainment - .11%
Warner Music Group Corp.	3,500	67,445
Food - 1.19%
Flowers Foods, Inc.	21,200	584,272
Hormel Foods Corp.	1,720	56,210
Whole Foods Market, Inc.	1,240	95,964
Health Care - Products - 3.02%
Dade Behring Holdings, Inc.	2,390	97,727
Gen-Probe, Inc. (b)	1,490	72,697
Haemonetics Corp. (b)	12,220	597,069
PolyMedica Corp.	13,440	449,837
Protein Design Labs, Inc. (b)	2,800	79,576
Sybron Dental Specialties, Inc. (b)	7,480	297,779
Thoratec Labs Corp. (b)	13,610	281,591
Health Care - Services - 2.47%
Covance, Inc. (b)	1,680	81,564
Davita, Inc. (b)	2,040	103,306
Healthextras, Inc. (b)	12,130	304,463
IMS Health, Inc.	2,520	62,798
Invitrogen Corp. (b)	960	63,974
Psychiatric Solutions, Inc. (b)	13,930	818,248
Sierra Health Services, Inc. (b)	1,290	103,148
Household Products & Wares - 2.75%
Chattem, Inc. (b)	10,370	377,364
Jarden Corp. (b)	12,270	369,941
Playtex Products, Inc. (b)	32,470	443,865
Tupperware Corp.	23,040	516,096
Insurance - 5.31%
Assurant, Inc.	2,360	102,636
Delphi Financial Group, Inc. - Class A	9,720	447,217

Atlas Emerging Growth Fund  (continued)

	shares or face amount	market value (note 1)
Endurance Specialty Holdings Ltd.	2,290	$82,096
Fidelity National Financial, Inc.	2,320	85,353
Hanover Insurance Group, Inc.	19,160	800,313
Ohio Casualty Corp.	25,150	712,248
Phoenix Cos. (The), Inc.	30,230	412,337
ProAssurance Corp. (b)	13,510	657,126
Internet - 3.20%
Digital Insight Corp. (b)	17,100	547,542
SafeNet, Inc. (b)	10,800	347,976
ValueClick, Inc. (b)	22,470	406,932
Websense, Inc. (b)	10,450	685,938
Investment Companies - .66%
Apollo Investment Corp.	22,790	408,625
Iron & Steel - 2.44%
Allegheny Technologies, Inc.	2,910	104,993
Cleveland-Cliffs, Inc. (o)	8,610	762,588
Oregon Steel Mills, Inc. (b)	21,930	645,181
Lodging - .86%
Gaylord Entertainment Co. (b)	10,770	469,464
Station Casinos, Inc.	990	67,122
Machinery - Construction & Mining - 4.42%
Bucyrus International, Inc. - Class A	12,910	680,357
Cooper Cameron Corp. (b)	2,240	92,736
Joy Global, Inc.	3,085	123,400
Walter Industries, Inc.	37,220	1,850,578
Machinery - Diversified - 3.77%
Gardner Denver, Inc. (b)	13,490	665,057
Manitowoc Co.	11,010	552,922
Nordson Corp.	14,780	598,738
Westinghouse Air Brake Technologies Corp.	19,430	522,667
Media - .41%
Arris Group, Inc. (b)	26,680	252,660
Mining - 1.88%
Apex Silver Mines Ltd. (b)(o)	30,000	477,000
Randgold Resources Ltd., ADR (b)	42,720	689,074
Miscellaneous - Manufacturing - 4.57%
Actuant Corp. - Class A	10,940	610,452
Aleris International, Inc. (b)	12,570	405,257
Freightcar America, Inc.	11,550	555,324
Griffon Corp. (b)	23,300	554,773
Hexcel Corp. (b)	22,490	405,945
Precision Castparts Corp.	2,410	124,862
Sonoco Products Co.	3,180	93,492
Trinity Industries, Inc. (o)	2,000	88,140
Oil & Gas - 2.86%
Comstock Resources, Inc. (b)	24,150	736,817
CONSOL Energy, Inc.	1,070	69,743
FMC Technologies, Inc. (b)	1,530	65,668
Kirby Corp. (b)	10,530	549,350
Pioneer Drilling Co. (b)	15,080	270,384
Range Resources Corp.	3,290	86,659
Oil & Gas Services - 3.69%
Cal Dive International, Inc. (b)(o)	2,560	91,878
Hydril (b)	10,570	661,682
Lone Star Technologies, Inc. (b)	12,530	647,300
MDU Resources Group, Inc.	2,070	67,772
Oil States International, Inc. (b)	23,090	731,491
Stolt Offshore SA, ADR (b)	7,760	90,482

Statements of Investments in Securities and Net Assets  December 31, 2005

Atlas Emerging Growth Fund  (continued)

	shares or face amount	market value (note 1)
Pharmaceuticals - 1.51%
Alkermes, Inc. (b)	23,760	$454,291
Endo Pharmaceuticals Holdings, Inc. (b)	2,090	63,243
First Horizon Pharmaceutical Corp. (b)	24,480	422,280
Pipelines - .15%
Questar Corp.	1,270	96,139
Real Estate Investment Trusts - 6.96%
Alexandria Real Estate Equities, Inc.	8,190	659,295
BioMed Realty Trust, Inc.	21,260	518,744
CBL & Associates Properties, Inc.	2,110	83,366
Corporate Office Properties Trust	15,400	547,316
Host Marriott Corp.	4,900	92,855
Kilroy Realty Corp.	9,940	615,286
Maguire Properties, Inc.	18,420	569,178
Reckson Associates Realty Corp.	2,520	90,670
SL Green Realty Corp. (o)	1,280	97,779
Strategic Hotel Capital, Inc.	25,410	522,938
Taubman Centers, Inc.	15,120	525,420
Retail - 5.72%
Chico's FAS, Inc. (b)	2,470	108,507
Claire's Stores, Inc.	2,590	75,680
Copart, Inc. (b)	3,280	75,637
Domino's Pizza, Inc.	24,700	597,740
DSW, Inc. - Class A (b)	18,070	473,795
Guess?, Inc. (b)	11,010	391,956
Pantry (The), Inc. (b)	13,540	636,245
Red Robin Gourmet Burgers (b)	12,040	613,558
Too, Inc. (b)	18,340	517,371
Urban Outfitters, Inc. (b)	2,440	61,756
Semiconductors - 3.79%
DSP Group, Inc. (b)	22,370	560,592
Intersil Corp. - Class A	2,570	63,942
MEMC Electronic Materials, Inc. (b)	3,630	80,477
Silicon Laboratories, Inc. (b)	17,380	637,151
Standard Microsystems Corp. (b)	19,970	572,939
Varian Semiconductor Equipment Associates, Inc. (b)	10,060	441,936
Software - 3.46%
Analogic Corp.	8,220	393,327
Compuware Corp. (b)	9,870	88,534
McAfee, Inc. (b)	2,370	64,298
THQ, Inc. (b)	23,055	549,862
Transaction Systems Architects, Inc. - Class A (b)	26,900	774,451
Verint Systems, Inc. (b)	8,080	278,518
Telecommunications - 4.49%
CommScope, Inc. (b)	27,670	556,997
Dobson Communications Corp. - Class A (b)	75,340	565,050
Harris Corp.	2,440	104,944
Leap Wireless International, Inc. (b)	17,800	674,264
NII Holdings, Inc. (b)	3,440	150,259
Tele Norte Leste Participacoes SA, ADR	5,130	91,930
Tellabs, Inc. (b)	8,120	88,508
Ubiquitel, Inc. (b)	56,610	559,873
Transportation - .92%
Laidlaw International	24,650	572,620
Total Common Stocks (cost: $51,737,706)		59,529,330

Atlas Emerging Growth Fund  (continued)

	shares or face amount	market value (note 1)
Short-Term Investments - 6.90%
Dreyfus Cash Management Plus Fund (p)	617,693	$617,693
Goldman Sachs Financial Square Prime Obligations Fund (p)	1,023,376	1,023,376
Triparty Repurchase Agreement dated December 31, 2005 with Investors Bank & Trust Co., effective yield of 2.51%, due January 3, 2006, collateralized by U.S. Treasury Bonds, 10.375%, November 15, 2012, with a value of $2,699,417	$2,646,486	2,646,486
Total Short-Term Investments (cost: $4,287,555)		4,287,555
Total Securities (cost: $56,025,261) - 102.73%		63,816,885
Other Assets and Liabilities, Net - (2.73)%		(1,697,449)
Net Assets - 100.00%		$62,119,436

Sector (Unaudited)	Percent Of Net Assets
Consumer Discretionary	14.62%
Consumer Staples	1.60
Energy	6.78
Financials	19.04
Health Care	6.87
Industrials	21.81
Information Technology	12.96
Materials	5.56
Telecommunication Services	4.90
Utilities	1.69
Short-Term Investments	6.90
102.73%

Atlas Global Growth Fund

	shares or face amount	market value (s) (note 1)
Common Stocks - 95.94%
Advertising - .63%
JC Decaux SA (b)	42,500	$990,216
WPP Group PLC	94,340	1,019,459
Aerospace & Defense - 4.28%
Boeing Co. (The)	28,100	1,973,744
Empresa Brasileira de Aeronautica SA, Sponsored ADR	83,753	3,274,742
European Aeronautic Defense and Space Co.	91,380	3,447,597
Lockheed Martin Corp.	23,300	1,482,579
Northrop Grumman Corp.	25,500	1,532,805
Raytheon Co.	50,700	2,035,605
Apparel - .84%
Burberry Group PLC	134,775	995,058
Coach, Inc. (b)	50,700	1,690,338
Auto Manufacturers - 1.97%
Bayerische Motoren Werke AG	42,378	1,856,963
Porsche AG Preferred	2,003	1,437,880
Toyota Motor Corp.	58,300	3,023,182
Banks - 7.12%
Anglo Irish Bank Corp. PLC	28,107	426,497
Anglo Irish Bank Corp. PLC	62,548	948,366

The accompanying notes are an integral part of these financial statements.

Atlas Global Growth Fund  (continued)

	shares or face amount	market value (s) (note 1)
Australia & New Zealand Banking Group Ltd.	40,972	$719,817
Credit Suisse Group	68,778	3,500,419
HSBC Holdings PLC	192,321	3,087,950
ICICI Bank Ltd., Sponsored ADR	44,025	1,267,920
Northern Trust Corp.	60,300	3,124,746
Resona Holdings, Inc. (b)	491	1,976,148
Royal Bank of Scotland Group PLC	158,757	4,786,666
Societe Generale - Class A	24,660	3,030,283
Beverages - 2.73%
Companhia de Bebidas das Americas, Sponsored ADR	48,953	1,862,662
Diageo PLC	10,520	152,268
Fomento Economico Mexicano SA	248,400	1,800,169
Grupo Modelo SA - Class C	344,400	1,247,943
LVMH Moet Hennessy Louis Vuitton SA	41,820	3,712,012
Biotechnology - 2.14%
Affymetrix, Inc. (b)	33,400	1,594,850
Amgen, Inc. (b)	39,960	3,151,246
Genentech, Inc. (b)	18,900	1,748,250
Nektar Therapeutics (b)	8,500	139,910
Nektar Therapeutics (a)(b)(f)(m)	17,092	225,067
Computers - 1.09%
Enterasys Networks, Inc. (b)	9	120
International Business Machines Corp.	29,326	2,410,597
Sun Microsystems, Inc. (b)	261,700	1,096,523
Cosmetics & Personal Care - 1.51%
Avon Products, Inc.	28,100	802,255
Kao Corp., Sponsored ADR	44,000	1,178,105
Procter & Gamble Co. (The)	22,025	1,274,807
Shiseido Co. Ltd.	86,000	1,603,118
Diversified Chemicals - .18%
Syngenta AG, ADR (b)	4,759	591,057
Diversified Financial Services - 3.64%
American Express Co.	51,000	2,624,460
Citigroup, Inc.	17,766	862,184
Credit Saison Co. Ltd.	41,600	2,076,123
JP Morgan Chase & Co.	66,811	2,651,729
Morgan Stanley	61,500	3,489,510
Electric - .74%
Energias de Portugal SA	308,852	949,726
Fortum Oyj	76,300	1,429,402
Electrical Components & Equipment - 4.60%
Emerson Electric Co.	27,400	2,046,780
Koninklijke (Royal) Philips Electronics NV	130,100	4,039,068
Nidec Corp.	13,900	1,181,300
Samsung Electronics Co. Ltd.	5,331	3,473,187
Sony Corp.	98,700	4,030,961
Electronics - 2.31%
Fanuc Ltd.	10,700	907,533
Hoya Corp.	56,400	2,026,233
Keyence Corp.	5,910	1,680,058
Murata Manufacturing Co. Ltd.	43,700	2,799,288
Engineering & Construction - 1.94%
Hyundai Heavy Industries Co. Ltd. (b)	23,653	1,798,236
JGC Corp.	42,000	798,932
Technip SA	60,670	3,645,124

Atlas Global Growth Fund  (continued)

	shares or face amount	market value (s) (note 1)
Entertainment - .97%
International Game Technology Corp.	65,200	$2,006,856
Nintendo Co. Ltd.	9,200	1,110,829
Food - 1.33%
Cadbury Schweppes PLC	347,577	3,281,269
Tesco PLC	171,910	979,057
Gas - .47%
Hong Kong & China Gas	700,000	1,494,068
Health Care - Products - 1.90%
Biomet, Inc.	32,100	1,173,897
Boston Scientific Corp. (b)	66,200	1,621,238
Cie Generale D'Optique Essilor International SA	5,420	437,178
Medtronic, Inc.	12,600	725,382
Smith & Nephew PLC	231,820	2,132,719
Health Care - Services - .76%
Quest Diagnostics, Inc.	47,700	2,455,596
Holding Companies - Diversified - .74%
Hutchison Whampoa Ltd.	124,000	1,180,990
Investor AB - Class B	69,014	1,207,161
Household Products - .25%
Tiffany & Co.	21,100	807,919
Household Products & Wares - 1.83%
Reckitt Benckiser PLC	177,878	5,867,413
Insurance - 4.39%
ACE Ltd.	39,112	2,090,145
Allianz AG	23,819	3,604,163
Berkshire Hathaway, Inc. - Class B (b)	630	1,849,365
Everest Re Group Ltd.	11,100	1,113,885
Manulife Financial Corp.	28,872	1,690,981
Prudential PLC	264,527	2,499,516
XL Capital Ltd. - Class A	18,600	1,253,268
Internet - 1.97%
Amazon.com, Inc. (b)(o)	24,500	1,155,175
eBay, Inc. (b)	100,500	4,346,625
Yahoo! Japan Corp.	548	831,147
Investment Companies - .29%
Macquarie Airports	397,598	924,556
Leisure Time - .88%
Carnival Corp.	53,100	2,839,257
Media - 3.72%
Grupo Televisa SA, Sponsored ADR	37,432	3,013,276
Pearson PLC	147,800	1,745,703
Singapore Press Holdings Ltd.	514,681	1,330,925
Sirius Satellite Radio, Inc. (b)(o)	9	60
Sirius Satellite Radio, Inc. (b)(f)	404,791	2,712,100
Television Broadcasts Ltd.	250,022	1,328,464
Walt Disney Co. (The)	76,300	1,828,911
Miscellaneous - Manufacturing - 1.87%
3M Co.	33,100	2,565,250
Siemens AG	40,235	3,445,222
Office & Business Equipment - .33%
Canon, Inc.	18,300	1,069,903
Oil & Gas - 6.68%
BP PLC, Sponsored ADR	44,360	2,848,799
Burlington Resources, Inc.	38,000	3,275,600
ChevronTexaco Corp.	36,416	2,067,336
GlobalSantaFe Corp.	65,500	3,153,825
Husky Energy, Inc.	79,890	4,043,675
Neste Oil Oyj (b)	8,350	235,828

Statements of Investments in Securities and Net Assets  December 31, 2005

Atlas Global Growth Fund  (continued)

	shares or face amount	market value (s) (note 1)
Total SA	5,740	$1,440,562
Transocean, Inc. (b)	63,200	4,404,408
Pharmaceuticals - 8.10%
Amylin Pharmaceuticals, Inc. (b)(o)	13,400	534,928
Chugai Pharmaceutical Co. Ltd.	65,800	1,410,558
Express Scripts, Inc. (b)	24,400	2,044,720
Gilead Sciences, Inc. (b)	47,000	2,473,610
ImClone Systems, Inc. (b)	19,800	677,952
Novartis AG	34,954	1,833,396
Novo Nordisk A/S - Class B	14,100	792,480
Pfizer, Inc.	57,422	1,339,081
Roche Holding AG	27,052	4,054,358
Sanofi-Synthelabo SA	60,217	5,270,180
Shionogi & Co. Ltd.	165,000	2,322,191
Takeda Pharmaceutical Co. Ltd.	21,800	1,178,478
Theravance, Inc. (b)	27,100	610,292
Wyeth	31,800	1,465,026
Retail - 3.32%
Gap, Inc. (The)	45,800	807,912
Gus PLC	60,526	1,073,111
Hennes & Maurtiz AB - Class B	151,300	5,140,624
Inditex SA	66,200	2,157,020
Starbucks Corp. (b)	49,800	1,494,498
Semiconductors - 4.13%
Advanced Micro Devices, Inc. (b)	205,200	6,279,120
Altera Corp. (b)	77,500	1,436,075
Cree, Inc. (b)(o)	59,900	1,511,876
International Rectifier Corp. (b)	43,700	1,394,030
Silicon Laboratories, Inc. (b)	13,800	505,908
Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR	215,115	2,131,790
Software - 5.12%
Adobe Systems, Inc.	55,200	2,040,192
Cadence Design Systems, Inc. (b)	58,941	997,282
Intuit, Inc. (b)	46,500	2,478,450
Microsoft Corp.	166,500	4,353,975
Novell, Inc. (b)	233,400	2,060,922
SAP AG	18,227	3,301,681
Square Enix Co. Ltd.	43,800	1,228,419
Telecommunications - 10.73%
Cisco Systems, Inc. (b)	97,100	1,662,352
Corning, Inc. (b)	195,400	3,841,564
Juniper Networks, Inc. (b)	37,200	829,560
KDDI Corp.	657	3,785,460
Qualcomm, Inc.	60,040	2,586,523
SK Telecom Co. Ltd.	3,050	545,774
SK Telecom Co. Ltd., Sponsored ADR	110,300	2,237,987
Tandberg ASA	123,400	754,187
Tele Norte Leste Participacoes SA Preferred	93,430	1,660,533
Telefonaktiebolaget LM Ericsson - Class B	2,516,700	8,645,842
Vodafone Group PLC	3,665,660	7,903,493
Venture Capital - .44%
3I Group PLC	96,943	1,411,495
Total Common Stocks (cost: $229,144,456)		308,184,180

Atlas Global Growth Fund  (continued)

	shares or face amount	market value (s) (note 1)
Short-Term Investments - 4.32%
Dreyfus Cash Management Plus Fund (p)	875,424	$875,424
Goldman Sachs Financial Square Prime Obligations Fund (p)	1,450,378	1,450,378
Triparty Repurchase Agreement dated December 30, 2005 with Investors Bank & Trust Co., effective yield of 2.51%, due January 3, 2006, collateralized by U.S. Treasury Bonds, 10.375%, November 15, 2012, with a value of $11,762,688	$11,532,004	11,532,004
Total Short-Term Investments (cost: $13,857,806)		13,857,806
Total Securities (cost: $243,002,262) - 100.26%		322,041,986
Other Assets and Liabilities, Net - (.26)%		(822,908)
Net Assets - 100.00%		$321,219,078

Sector (Unaudited)	Percent Of Net Assets
Consumer Discretionary	17.27%
Consumer Staples	5.94
Energy	7.81
Financials	16.14
Health Care	12.90
Industrials	8.54
Information Technology	20.77
Telecommunication Services	5.36
Utilities	1.21
Short-Term Investments	4.32
100.26%

Atlas Growth Opportunities Fund

	shares or face amount	market value (note 1)
Common Stocks - 98.28%
Aerospace & Defense - 2.99%
General Dynamics Corp.	15,000	$1,710,750
Raytheon Co.	21,220	851,983
United Technologies Corp.	181,100	10,125,301
Apparel - 1.19%
NIKE, Inc. - Class B	26,600	2,308,614
Polo Ralph Lauren Corp.	48,600	2,728,404
Auto Parts & Equipment - .66%
Autoliv, Inc.	61,500	2,793,330
Automobile Manufacturers - .48%
Oshkosh Truck Corp.	45,500	2,028,845
Banks - 3.46%
Bank of America Corp.	86,936	4,012,096
Wells Fargo & Co.	169,770	10,666,649
Beverages - 1.58%
Diageo PLC, Sponsored ADR	51,900	3,025,770
Pepsico, Inc.	62,000	3,662,960
Biotechnology - 3.12%
Amgen, Inc. (b)	43,000	3,390,980
Genentech, Inc. (b)	57,000	5,272,500
Genzyme Corp. (b)	38,900	2,753,342
MedImmune, Inc. (b)	52,100	1,824,542
Chemicals - 2.06%
Monsanto Co.	48,500	3,760,205
Praxair, Inc.	93,920	4,974,003

The accompanying notes are an integral part of these financial statements.

Atlas Growth Opportunities Fund  (continued)

	shares or face amount	market value (note 1)
Commercial Services - 1.38%
Cendant Corp.	339,270	$5,852,407
Computers - 5.58%
Apple Computer, Inc. (b)	75,700	5,442,073
Cognizant Technology Solutions Corp. - Class A (b)	49,700	2,502,395
EMC Corp. (b)	536,300	7,304,406
Hutchinson Technology, Inc. (b)	80,300	2,284,535
International Business Machines Corp.	54,830	4,507,026
Network Appliance, Inc. (b)	59,700	1,611,900
Consumer Electronics - .54%
Harman International Industries, Inc.	23,200	2,270,120
Cosmetics & Personal Care - 1.14%
Colgate-Palmolive Co.	38,000	2,084,300
Procter & Gamble Co. (The)	47,197	2,731,762
Diversified Financial Services - 10.36%
Capital One Financial Corp.	61,100	5,279,040
Citigroup, Inc.	42,150	2,045,540
Countrywide Financial Corp.	86,440	2,955,384
Freddie Mac	38,380	2,508,133
Goldman Sachs Group, Inc.	19,000	2,426,490
JP Morgan Chase & Co.	177,200	7,033,068
Legg Mason, Inc.	25,500	3,052,095
Lehman Brothers Holdings, Inc.	6,300	807,471
UBS AG	111,500	10,609,225
Wachovia Corp.	135,900	7,183,674
Electric - 3.12%
AES Corp. (The) (b)	365,700	5,789,031
CMS Energy Corp. (b)	165,500	2,401,405
PG&E Corp.	74,340	2,759,501
Reliant Energy, Inc. (b)	220,780	2,278,450
Financial Services - .30%
Ameritrade Holding Corp. - Class A (b)	32,600	782,400
Chicago Mercantile Exchange	1,300	477,737
Gas - .51%
Sempra Energy	47,780	2,142,455
Health Care - Products - 3.57%
Alcon, Inc.	18,100	2,345,760
Bard (C.R.), Inc.	13,400	883,328
Gen-Probe, Inc. (b)	34,700	1,693,013
Kinetic Concepts, Inc. (b)	30,000	1,192,800
Medtronic, Inc.	42,900	2,469,753
Varian Medical Systems, Inc. (b)	130,000	6,544,200
Insurance - 5.36%
Aflac, Inc.	46,300	2,149,246
American International Group, Inc.	109,000	7,437,070
Everest Re Group Ltd.	25,410	2,549,894
Genworth Financial, Inc. - Class A	143,840	4,973,987
Marsh & McLennan Cos.	75,000	2,382,000
Platinum Underwriters Holdings	104,330	3,241,533
Internet - 3.95%
eBay, Inc. (b)	112,400	4,861,300
Google, Inc. - Class A (b)	15,600	6,471,816
VeriSign, Inc. (b)	85,600	1,876,352
Yahoo!, Inc. (b)	89,900	3,522,282
Leisure Time - .54%
Carnival Corp.	42,600	2,277,822
Machinery - Diversified - .26%
Rockwell Automation, Inc.	19,000	1,124,040

Atlas Growth Opportunities Fund  (continued)

	shares or face amount	market value (note 1)
Media - 5.37%
Comcast Corp. - Class A (b)	102,700	$2,666,092
Comcast Corp. - Special Class A (b)	155,400	3,992,226
Liberty Global, Inc. - Class A (b)	211,915	4,768,088
Liberty Global, Inc. - Class C (b)	269,215	5,707,358
News Corp. - Class A	203,500	3,164,425
Univision Communications, Inc. - Class A (b)	26,800	787,652
Walt Disney Co. (The)	70,400	1,687,488
Mining - .65%
Phelps Dodge Corp.	19,100	2,747,917
Miscellaneous - Manufacturing - .48%
Honeywell International, Inc.	54,480	2,029,380
Oil & Gas - 7.57%
Amerada Hess Corp.	17,600	2,232,032
Apache Corp.	31,600	2,163,336
BP PLC, Sponsored ADR	132,180	8,488,600
EOG Resources, Inc.	12,200	895,114
Exxon Mobil Corp.	173,700	9,756,729
Total SA, Sponsored ADR (o)	27,900	3,526,560
Transocean, Inc.(b)	40,900	2,850,321
XTO Energy, Inc.	49,100	2,157,454
Oil & Gas Services - 1.80%
Halliburton Co.	82,570	5,116,037
National-Oilwell Varco, Inc. (b)	40,200	2,520,540
Pharmaceuticals - 3.69%
Gilead Sciences, Inc. (b)	36,200	1,905,206
Novartis AG, ADR	69,600	3,652,608
Pfizer, Inc.	128,600	2,998,952
Sanofi-Aventis, Sponsored ADR	116,000	5,092,400
Wyeth	43,430	2,000,820
Retail - 5.72%
Best Buy Co., Inc.	49,300	2,143,564
Chico's FAS, Inc. (b)	52,000	2,284,360
Kohl's Corp. (b)	54,300	2,638,980
Staples, Inc.	242,400	5,504,904
Starbucks Corp. (b)	96,800	2,904,968
Target Corp.	65,000	3,573,050
Urban Outfitters, Inc. (b)	20,000	506,200
Wal-Mart Stores, Inc.	45,900	2,148,120
Williams-Sonoma, Inc. (b)	58,700	2,532,905
Semiconductor Equipment - .54%
Applied Materials, Inc.	127,100	2,280,174
Semiconductors - 1.96%
Broadcom Corp. - Class A (b)	91,000	4,290,650
International Rectifier Corp. (b)	56,800	1,811,920
Maxim Integrated Products, Inc.	60,600	2,196,144
Software - 10.98%
Adobe Systems, Inc.	77,300	2,857,008
Autodesk, Inc.	65,500	2,813,225
F5 Networks, Inc. (b)	32,600	1,864,394
Microsoft Corp.	730,820	19,110,943
NAVTEQ Corp. (b)	39,300	1,724,091
Novell, Inc. (b)	327,770	2,894,209
SAP AG, Sponsored ADR	62,200	2,803,354
Synopsys, Inc. (b)	273,400	5,484,404
Take-Two Interactive Software, Inc. (b)	394,400	6,980,880
Telecommunications - 6.82%
Amdocs Ltd. (b)	60,000	1,650,000
Cisco Systems, Inc. (b)	395,000	6,762,400

Statements of Investments in Securities and Net Assets  December 31, 2005

Atlas Growth Opportunities Fund  (continued)

	shares or face amount	market value (note 1)
Corning, Inc. (b)	290,000	$5,701,400
IDT Corp. - Class B (b)	200,990	2,351,583
Motorola, Inc.	145,500	3,286,845
NeuStar, Inc. - Class A (b)	59,600	1,817,204
Qualcomm, Inc.	76,400	3,291,312
Sprint Corp.	173,500	4,052,960
Transportation - .55%
UTI Worldwide, Inc.	25,000	2,321,000
Total Common Stocks (cost: $355,496,463)		416,498,979

	expiration date	strike price	contracts/ face subject to call/put
Options Purchased - .20%
Apple Computer, Inc. Put	04/06	75	15,600	124,800
Corning, Inc. Put	05/06	20	232,100	452,595
Genentech, Inc. Put	03/06	95	40,000	256,000
Varian Medical Systems, Inc. Put	05/06	50	2,700	6,750
Total Options Purchased (cost: $714,669)				840,145

	shares or face amount
Short-Term Investments - 2.27%
Dreyfus Cash Management Plus Fund (p)	1,150,870	1,150,870
Goldman Sachs Financial Square Prime Obligations Fund (p)	1,906,730	1,906,730
Triparty Repurchase Agreement dated December 30, 2005 with Investors Bank & Trust Co., effective yield of 2.51%, due January 3, 2006, collateralized by U.S. Treasury Bonds, 10.375%, November 15, 2012, with a value of $6,694,448	$6,563,183	6,563,183
Total Short-Term Investments (cost: $9,620,783)		9,620,783
Total Securities (cost: $365,831,915) - 100.75%		426,959,907
Other Assets and Liabilities, Net - (.75)%		(3,198,053)
Net Assets - 100.00%		$423,761,854

Sector (Unaudited)	Percent Of Net Assets
Consumer Discretionary	16.56%
Consumer Staples	2.72
Energy	9.37
Financials	18.92
Health Care	10.38
Industrials	6.14
Information Technology	25.91
Materials	2.71
Telecommunication Services	1.94
Utilities	3.63
Options Purchased	0.20
Short-Term Investments	2.27
100.75%

Atlas Independence Flagship Fund

	shares	percent of net assets	market value
Investment in Atlas Funds - 99.35%
Value Fund	1,293,880	15.03%	$15,720,639
Global Growth Fund	613,610	13.87	14,511,878
Emerging Growth Fund (b)	806,047	12.62	13,203,053
Growth Opportunities Fund	443,345	10.07	10,538,312
Strategic Income Fund	2,323,517	10.02	10,479,063
American Enterprise Bond Fund	1,034,350	9.58	10,022,851
Strategic Growth Fund (b)	632,218	8.38	8,768,863
Balanced Fund	707,061	7.64	7,989,793
U.S. Government and Mortgage Securities Fund	783,609	7.43	7,773,402
Money Market Fund	4,929,308	4.71	4,929,308
Total Investment in Atlas Funds (cost: $94,404,286)			103,937,162
Total Securities (cost: $94,404,286) - 99.35%			103,937,162
Other Assets and Liabilities, Net - .65%			683,256
Net Assets - 100.00%			$104,620,418

Investment Allocation (Unaudited)	Percent Of Net Assets
Stocks	63.55%
Bonds	36.15
Cash and other liquid assets	0.30
100.00%

Atlas Independence Star Spangled Fund

	shares	percent of net assets	market value
Investment in Atlas Funds - 94.34%
Value Fund	24,122	37.12%	$293,077
Emerging Growth Fund (b)	17,649	36.62	289,095
Global Growth Fund	4,472	13.39	105,767
Money Market Fund	56,930	7.21	56,930
Total Investment in Atlas Funds (cost: $757,162)			744,869
Total Securities (cost: $757,162) - 94.34%			744,869
Other Assets and Liabilities, Net - 5.66%			44,655
Net Assets - 100.00%			$789,524

Investment Allocation (Unaudited)	Percent Of Net Assets
Stocks	89.48%
Cash and other liquid assets	10.52
100.00%

Atlas Strategic Growth Fund

	shares or face amount	market value (note 1)
Common Stocks - 98.07%
Aerospace & Defense - 3.83%
Boeing Co. (The)	22,500	$1,580,400
United Technologies Corp.	29,400	1,643,754
Apparel - 1.87%
NIKE, Inc. - Class B	18,143	1,574,631
Beverages - 1.83%
Pepsico, Inc.	26,000	1,536,080
Biotechnology - 4.10%
Amgen, Inc. (b)	19,585	1,544,473

The accompanying notes are an integral part of these financial statements.

Atlas Strategic Growth Fund  (continued)

	shares or face amount	market value (note 1)
Genzyme Corp. (b)	26,950	$1,907,521
Commercial Services - 2.11%
McKesson Corp.	34,410	1,775,212
Computers - 5.56%
Apple Computer, Inc. (b)	29,005	2,085,170
Dell, Inc. (b)	40,416	1,212,076
International Business Machines Corp.	16,775	1,378,905
Consumer Electronics - 1.95%
Black & Decker Corp. (The)	18,854	1,639,544
Diversified Financial Services - 2.35%
T. Rowe Price Group, Inc.	27,500	1,980,825
Health Care - Products - 7.06%
Bard (C.R.), Inc.	20,886	1,376,805
Bausch & Lomb, Inc.	19,670	1,335,593
Becton, Dickinson & Co.	28,480	1,711,078
Johnson & Johnson	25,164	1,512,356
Health Care - Services - 6.80%
Aetna, Inc.	19,790	1,866,395
UnitedHealth Group, Inc.	32,428	2,015,076
WellPoint, Inc. (b)	23,038	1,838,202
Home Builders - 5.73%
Centex Corp.	20,907	1,494,641
Lennar Corp. - Class A	27,703	1,690,437
Pulte Homes, Inc.	41,660	1,639,738
Insurance - 2.31%
Progressive Corp.	16,650	1,944,387
Iron & Steel - 1.98%
Nucor Corp.	25,000	1,668,000
Machinery - Construction & Mining - 1.93%
Caterpillar, Inc.	28,100	1,623,337
Machinery - Diversified - 2.49%
Rockwell Automation, Inc.	35,465	2,098,109
Miscellaneous - Manufacturing - 5.33%
3M Co.	18,995	1,472,113
General Electric Co.	45,000	1,577,250
Illinois Tool Works, Inc.	16,293	1,433,621
Oil & Gas - 8.13%
Burlington Resources, Inc.	20,500	1,767,100
Diamond Offshore Drilling, Inc.	25,000	1,739,000
Occidental Petroleum Corp.	22,275	1,779,327
XTO Energy, Inc.	35,374	1,554,334
Pharmaceuticals - 3.65%
Express Scripts, Inc. (b)	20,200	1,692,760
Wyeth	29,947	1,379,658
Retail - 5.91%
Home Depot (The), Inc.	36,028	1,458,413
Nordstrom, Inc.	51,860	1,939,564
Yum! Brands, Inc.	33,620	1,576,106
Semiconductor Equipment - 2.08%
Applied Materials, Inc.	97,285	1,745,293
Semiconductors - 7.86%
Intel Corp.	58,522	1,460,709
National Semiconductor Corp.	59,500	1,545,810
Nvidia Corp. (b)	47,000	1,718,320
Texas Instruments, Inc.	59,000	1,892,130
Software - 9.68%
Adobe Systems, Inc.	54,518	2,014,985
Autodesk, Inc.	37,970	1,630,812
Fiserv, Inc. (b)	32,000	1,384,640
Microsoft Corp.	61,314	1,603,361
Oracle Corp. (b)	123,700	1,510,377

Atlas Strategic Growth Fund  (continued)

	shares or face amount	market value (note 1)
Telecommunications - 3.53%
Cisco Systems, Inc. (b)	77,490	$1,326,629
Motorola, Inc.	72,726	1,642,880
Total Common Stocks (cost: $68,634,497)		82,517,937
Short-Term Investments - 1.77%
Triparty Repurchase Agreement dated December 30, 2005 with Investors Bank & Trust Co., effective yield of 2.51%, due January 3, 2006, collateralized by U.S. Treasury Bonds, 10.375%, November 15, 2012, with a value of $1,517,154	$1,487,019	1,487,019
Total Short-Term Investments (cost: $1,487,019)		1,487,019
Total Securities (cost: $70,121,516) - 99.84%		84,004,956
Other Assets and Liabilities, Net - .16%		136,410
Net Assets - 100.00%		$84,141,366

Sector (Unaudited)	Percent Of Net Assets
Consumer Discretionary	15.46%
Consumer Staples	1.83
Energy	8.13
Financials	4.66
Health Care	23.72
Industrials	13.58
Information Technology	28.71
Materials	1.98
Short-Term Investments	1.77
99.84%

Atlas Value Fund

	shares or face amount	market value (note 1)
Common Stocks - 97.75%
Advertising - 1.00%
Interpublic Group of Cos., Inc. (b)	115,400	$1,113,610
Aerospace & Defense - 4.61%
Lockheed Martin Corp.	45,000	2,863,350
Northrop Grumman Corp.	18,600	1,118,046
Raytheon Co.	28,200	1,132,230
Auto Parts & Equipment - 1.03%
Magna International, Inc. - Class A	15,900	1,144,641
Banks - 2.90%
Bank of America Corp.	23,500	1,084,525
Comerica, Inc.	19,200	1,089,792
KeyCorp	15,900	523,587
UnionBanCal Corp.	7,600	522,272
Chemicals - 1.95%
Mosaic Co. (The) (b)	147,700	2,160,851
Commercial Services - 2.12%
Cendant Corp.	133,800	2,308,050
PHH Corp. (b)	1,770	49,595
Computers - 4.94%
Electronic Data Systems Corp.	228,100	5,483,524
Diversified Financial Services - 6.99%
Freddie Mac	52,700	3,443,945
JP Morgan Chase & Co.	94,600	3,754,674
MBNA Corp.	20,500	556,780

Statements of Investments in Securities and Net Assets  December 31, 2005

Atlas Value Fund  (continued)

	shares or face amount	market value (note 1)
Electric - 6.20%
Entergy Corp.	11,800	$810,070
FirstEnergy Corp.	12,100	592,779
FPL Group, Inc.	80,300	3,337,268
Public Service Enterprise Group, Inc.	33,000	2,144,010
Environmental Control - 1.48%
Waste Management, Inc.	54,200	1,644,970
Food - 9.85%
Albertson's, Inc.	79,200	1,690,920
Kraft Foods, Inc. - Class A	78,000	2,194,920
Safeway, Inc.	90,000	2,129,400
Sara Lee Corp.	104,400	1,973,160
Unilever PLC, Sponsored ADR	73,400	2,944,808
Forest Products & Paper - 2.10%
International Paper Co.	26,800	900,748
Weyerhaeuser Co.	21,600	1,432,944
Health Care - Services - 2.61%
HCA, Inc.	38,100	1,924,050
Tenet Healthcare Corp. (b)	126,200	966,692
Home Builders - 5.68%
Centex Corp.	66,100	4,725,489
Pulte Homes, Inc.	40,000	1,574,400
Insurance - 16.15%
Allstate Corp. (The)	20,100	1,086,807
Assurant, Inc.	25,700	1,117,693
Conseco, Inc. (b)	47,700	1,105,209
Genworth Financial, Inc. - Class A	79,300	2,742,194
Hartford Financial Services Group (The), Inc.	12,900	1,107,981
Metlife, Inc.	72,400	3,547,600
Principal Financial Group, Inc.	31,800	1,508,274
Prudential Financial, Inc.	25,800	1,888,302
St. Paul Travelers Cos. (The), Inc.	85,600	3,823,752
Iron & Steel - 3.10%
Alcoa, Inc.	116,300	3,438,991
Lodging - 1.21%
Harrah's Entertainment, Inc.	18,900	1,347,381
Mining - 1.26%
Alcan, Inc.	34,100	1,396,395
Miscellaneous - Manufacturing - 4.63%
Eastman Kodak Co.	30,300	709,020
Tyco International Ltd.	153,600	4,432,896
Oil & Gas - 1.05%
Petro-Canada	29,100	1,166,619
Pharmaceuticals - 2.17%
Merck & Co., Inc.	75,600	2,404,836
Real Estate Management & Development - 1.21%
St. Joe Co. (The)	19,900	1,337,678
Retail - 1.47%
McDonald's Corp.	16,900	569,868
Yum! Brands, Inc.	22,600	1,059,488
Savings & Loans - 1.32%
Washington Mutual, Inc.	33,700	1,465,950
Semiconductors - .50%
Freescale Semiconductor, Inc. - Class A (b)	22,100	556,699
Software - 6.69%
Computer Associates International, Inc.	184,400	5,198,236
Microsoft Corp.	85,100	2,225,365

Atlas Value Fund  (continued)

	shares or face amount	market value (note 1)
Telecommunications - .51%
Alltel Corp.	8,900	$561,590
Transportation - 3.02%
CSX Corp.	66,100	3,355,897
Total Common Stocks (cost: $100,167,975)		108,490,821
Short-Term Investments - 2.26%
Triparty Repurchase Agreement dated December 30, 2005 with Investors Bank & Trust Co., effective yield of 2.51%, due January 3, 2006, collateralized by U.S. Treasury Bonds, 10.375%, November 15, 2012, with a value of $2,560,186	$2,509,985	2,509,985
Total Short-Term Investments (cost: $2,509,985)		2,509,985
Total Securities (cost: $102,677,960) - 100.01%		111,000,806
Other Assets and Liabilities, Net - (.01)%		(14,749)
Net Assets - 100.00%		$110,986,057

Sector (Unaudited)	Percent Of Net Assets
Consumer Discretionary	11.03%
Consumer Staples	9.85
Energy	1.05
Financials	28.57
Health Care	4.78
Industrials	15.22
Information Technology	12.13
Materials	8.41
Telecommunication Services	0.51
Utilities	6.20
Short-Term Investments	2.26
100.01%

Atlas American Enterprise Bond Fund

	face amount	market value (note 1)
Asset-Backed Securities - 13.69%
Automobile - 7.31%
BMW Vehicle Owner Trust, Automobile Loan Certificates, Series 2005-A, Cl. A2, 3.66% due 12/26/07 (k)	$382,306	$380,894
Capital One Prime Auto Receivables Trust, Series 2005-1, Cl. A2, 4.24% due 11/15/07	310,000	309,112
Chase Manhattan Auto Owner Trust,
Series 2002-B, Cl. A4, 4.21% due 01/15/09	350,594	350,404
Series 2003-A, Cl. A3, 1.52% due 05/15/07	6,643	6,630
Chase Manhattan Auto Owner Trust, Automobile Loan Pass-Through Certificates, Series 2005-A, Cl. A2, 3.72% due 12/15/07	560,000	557,247
Daimler Chrysler Auto Trust, Automobile Loan Pass-Through Certificates, Series 2005-A, Cl. A2, 3.17% due 09/08/07	308,870	307,768

The accompanying notes are an integral part of these financial statements.

Atlas American Enterprise Bond Fund  (continued)

	face amount	market value (note 1)
Series 2005-B, Cl. A2, 3.75% due 12/08/07	$400,208	$399,024
Ford Credit Auto Owner Trust, Automobile Installment Sales, Series 2005-C, Cl. A2, 4.24% due 03/15/08	300,000	298,768
GS Auto Loan Trust, Automobile Loan Asset-Backed Securities, Series 2005-1, Cl. A2, 4.32% due 05/15/08	530,000	528,276
Honda Auto Receivables Owner Trust, Automobile Receivables Obligations, Series 2005-3, Cl. A2, 3.73% due 10/18/07	550,000	547,029
Onyx Acceptance Owner Trust, Series 2005-B, Cl. A2, 4.03% due 04/15/08	170,000	169,371
Commercial MBS - 2.37%
Citibank Credit Card Issuance Trust, Series 2003-A2, Cl. A2, 2.70% due 01/15/08	50,000	49,961
Consumer Credit Reference Index Securities Program, Credit Card Asset-Backed Certificates, Series 2002-2A, Cl. FX, 10.421% due 03/22/07 (a)	250,000	241,204
Countrywide Asset-Backed Certificates, Series 2005-10, Cl. AF1, 4.54% due 02/25/36 (c)	379,125	379,137
Series 2005-16, Cl. 2AF2, 5.382% due 05/25/36	80,000	80,000
Series 2005-17, Cl. 1AF1, 4.58% due 05/25/36 (c)	160,000	160,000
Series 2005-17, Cl. 1AF2, 5.363% due 05/25/36	50,000	50,012
First Chicago/Lennar Trust 1, Commercial Mtg. Pass-Through Certificates, Series 1997-CHL1, Cl. D, 7.67% due 04/29/39 (a)(c)	170,000	170,850
MBNA Credit Card Master Note Trust, Series 2002-C1, Cl. C1, 6.80% due 07/15/14	109,000	117,479
Home Equity - 3.19%
Ace Securities Corp., Home Equity Loan Pass-Through Certificates, Series 2005-HE7, Cl. A2B, 4.559% due 11/25/35 (c)	110,000	109,999
Centex Home Equity Co. LLC, Home Equity Loan Asset-Backed Certificates, Series 2005-D, Cl. AV2, 4.65% due 10/25/35 (c)	230,000	229,998
Centex Home Equity, Home Equity Mtg. Obligations, Series 2005-D, Cl. AF1, 5.04% due 10/25/35	243,536	242,742
Equity One ABS, Inc., Home Equity Mtg. Obligations, Series 2004-3, Cl. AF2, 3.80% due 07/25/34	530,000	527,566

Atlas American Enterprise Bond Fund  (continued)

	face amount	market value (note 1)
First Franklin Mtg. Loan Asset-Backed Certificates, Home Equity Receivables, Series 2005-FF10, Cl. A3, 4.59% due 11/25/35 (c)	$330,000	$329,997
Household Home Equity Loan Trust, Home Equity Loan Pass-Through Certificates, Series 2005-3, Cl. A1, 4.63% due 01/20/35 (c)	163,516	163,531
Popular ABS, Mtg. Pass-Through Trust, Series 2005-6, Cl. A3, 5.68% due 01/25/36	80,000	80,000
Student Loan ABS - .82%
Lehman XS Trust, Series 2005-2, Cl. 2A1B, 3.63% due 08/25/35 (c)	263,582	263,790
Series 2005-4, Cl. 2A1B, 5.17% due 10/25/35	171,016	171,016
Total Asset-Backed Securities (cost: $7,252,583)		7,221,805
Mortgage-Backed Obligations - 60.51%
Government-Sponsored Enterprises - 60.51%
Fannie Mae, 4.20% due 03/24/08	925,000	912,838
4.50% due 06/01/18	303,421	295,931
4.50% due 02/01/19	626,662	611,194
5.00% due 02/01/18	177,625	175,980
5.00% due 01/01/36 (n)	238,000	230,563
5.50% due 04/01/33	1,019,330	1,011,855
5.50% due 05/01/33	786,936	781,165
5.50% due 06/01/33	1,500,440	1,489,436
5.50% due 07/01/33	425,090	421,973
5.50% due 09/01/33	1,103,327	1,095,235
5.50% due 01/01/21 (n)	1,345,000	1,352,987
5.50% due 01/01/36 (n)	5,649,000	5,592,510
6.00% due 05/15/11	450,000	475,937
6.00% due 11/01/18	257,395	263,114
6.00% due 04/01/22	232,377	234,560
6.00% due 09/01/24	593,237	602,568
6.00% due 02/01/29	251,340	254,535
6.00% due 11/01/32	90,770	91,839
6.00% due 01/01/36 (n)	1,157,000	1,167,485
6.50% due 11/01/32	85,482	87,929
6.50% due 01/01/36 (n)	2,797,000	2,868,673
Fannie Mae Collateralized Mortgage Obligations, Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates, Series 2005-104, Cl. MC 5.50% due 12/25/25	630,000	628,085
Freddie Mac, 4.00% due 09/22/09	1,500,000	1,453,763
4.125% due 09/01/09	750,000	733,316
4.50% due 05/01/19	402,719	392,413
5.00% due 08/01/18	325,927	323,173
5.00% due 10/01/18	368,306	365,178
5.00% due 01/01/36 (n)	4,092,000	3,960,287
5.50% due 02/01/17	243,658	245,384
5.50% due 09/01/17	479,027	482,185
5.50% due 11/01/17	204,222	205,597

Statements of Investments in Securities and Net Assets  December 31, 2005

Atlas American Enterprise Bond Fund  (continued)

	face amount	market value (note 1)
5.50% due 10/01/34	$871,273	$864,128
6.00% due 10/01/17	1,224,155	1,249,566
6.00% due 02/01/23	487,147	495,670
6.00% due 10/01/29	398,133	403,528
6.50% due 02/01/33	92,762	95,232
Total Mortgage-Backed Obligations (cost: $32,055,304)		31,915,812
Government-Sponsored Enterprises (Non-Mortgage-Backed) - 2.94%
Tennessee Valley Authority, Bonds, Series A, 6.79% due 05/23/12	1,400,000	1,549,339
Total Government-Sponsored Enterprises (Non-Mortgage-Backed) (cost: $1,555,833)		1,549,339
Collateralized Mortgage Obligations - 9.73%
Bear Stearns Commercial Mortgage Securities, Inc., Series 2005-PWR7, Cl. A2, 4.945% due 02/11/41	265,000	261,920
Citigroup Mortgage Loan Trust, Inc., Series 2005-WF2, Cl. AF2, 4.922% due 08/25/35	302,198	301,061
Citigroup/Deutsche Bank Commercial Mtg. Trust, Series 2005-CD1, Cl. A4, 5.225% due 07/15/44 (g)	270,000	272,814
Countrywide Alternative Loan Trust, Series 2005-J1, Cl. 3A1, 6.50% due 08/25/32	424,910	432,214
Fannie Mae, Series 2005-100, Cl. BQ, 5.50% due 11/25/25	130,000	128,137
Fannie Mae, Interest-Only Stripped Floating Mtg.-Backed Security, Series 2001-65, Cl. S, 3.521% due 11/25/31 (c)(g)	303,425	27,892
Series 2002-12, Cl. SB, 3.371% due 07/25/31 (c)(g)	1,407,232	106,319
Series 2002-5, Cl. SD, 3.721% due 02/25/32 (c)(g)	1,185,101	106,376
Series 2002-75, Cl. SA, 3.621% due 11/25/32 (c)(g)	994,866	89,005
Series 2002-84, Cl. SA, 3.621% due 12/25/32 (c)(g)	987,468	94,052
Series 2002-96, Cl. SK, 3.621% due 04/25/32 (c)(g)	995,928	84,964
Series 2003-118, Cl. S, 3.721% due 12/25/33 (c)(g)	523,479	56,858
Fannie Mae, Interest-Only Stripped Mtg.-Backed Security, Series 2003-33, Cl. IA, 6.50% due 05/25/33 (g)	512,611	110,164
Series 313, Cl. 2, 6.50% due 06/01/31 (g)	1,186,557	261,963
Series 333, Cl. 2, 5.50% due 03/01/33 (g)	1,192,754	265,039
Series 338, Cl. 2, 5.50% due 06/01/33 (g)	233,222	51,682
Series 346, Cl. 2, 5.50% due 12/01/33 (g)	900,753	198,047
Series 350, Cl. 2, 5.50% due 02/01/34 (g)	670,056	147,341
Freddie Mac, Series 2326, Cl. ZP, 6.50% due 06/15/31	98,583	101,510

Atlas American Enterprise Bond Fund  (continued)

	face amount	market value (note 1)
GE Capital Commercial Mortgage Corp., Series 2005-C3, Cl. A2, 4.853% due 07/10/45	$140,000	$138,984
Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Cl. A2, 5.117% due 04/10/37	150,000	150,364
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP4, Cl. A2, 4.79% due 10/15/42	200,000	197,329
JP Morgan Mtg. Trust, Series 2005-S2, Cl. 3A1, 6.754% due 02/25/32 (c)	809,147	823,424
Lehman Brothers/UBS Commercial Mtg. Trust, Series 2005-C5, Cl. A2, 4.885% due 09/15/40	160,000	158,852
Lehman XS Trust, Series 2005-10, Cl. 2A3B, 5.55% due 01/25/36	150,000	149,977
Wachovia Bank Commercial Mtg. Trust, Series 2005-C20, Cl. A5, 5.087% due 07/15/42	160,000	158,851
Washington Mutual, Inc., Series 2005-AR8, Cl. 2AB1, 4.288% due 07/25/45 (c)	259,922	259,881
Total Collateralized Mortgage Obligations (cost: $5,130,504)		5,135,020
U.S. Government Obligations - 6.10%
U.S. Treasury Bonds, 5.375% due 02/15/31	284,000	319,012
5.50% due 08/15/28	250,000	281,103
7.25% due 05/15/16 (k)	750,000	920,918
U.S. Treasury Notes, 2.50% due 10/31/06	550,000	541,514
4.25% due 08/15/15	54,000	53,302
4.375% due 11/15/08	1,100,000	1,100,172
Total U.S. Government Obligations (cost: $3,225,257)		3,216,021
Foreign Government Obligations - .50%
Mexico - .50%
United Mexican States,
7.50% Bonds due 01/14/12	235,000	262,025
Total Foreign Government Obligations (cost: $267,633)		262,025
Corporate Bonds and Notes - 31.01%
Agriculture - .24%
Archer-Daniels-Midland Co., 5.375% Nts. due 09/15/35	135,000	129,488
Apparel - .91%
Gap (The), Inc., 6.90% Unsec. Nts. due 09/15/07	470,000	480,246
Auto Manufacturers - .47%
Daimler Chrysler North America Holdings Corp., 8.00% Nts. due 06/15/10	225,000	246,064
Auto Parts & Equipment - .62%
Dana Corp., 6.50% Nts. due 03/01/09	175,000	140,000

The accompanying notes are an integral part of these financial statements.

Atlas American Enterprise Bond Fund  (continued)

	face amount	market value (note 1)
Lear Corp., 8.11% Sr. Unsec. Nts. due 05/15/09	$200,000	$186,141
Banks - .89%
Barclays Bank PLC, 6.278% Nts., Series 1 due 12/15/34 (c)	210,000	211,447
Popular North America, Inc., 5.20% Nts. due 12/12/07	260,000	259,749
Diversified Financial Services - 7.97%
CIT Group, Inc., 7.75% Sr. Unsec. Nts. due 04/02/12	100,000	113,413
Citigroup, Inc., 6.625% Global Sub. Nts. due 06/15/32	105,000	118,653
Countrywide Home Loans, Inc., 5.50% Medium-Term Nts., Series K due 02/01/07	700,000	703,400
Credit Suisse First Boston USA, Inc., 5.50% Nts. due 08/15/13	230,000	234,621
Ford Motor Credit Co., 5.80% Sr. Nts. due 01/12/09	370,000	322,765
General Motors Acceptance Corp., 6.15% Nts. due 04/05/07	410,000	387,265
8.00% Bonds due 11/01/31	195,000	186,787
Goldman Sachs Group, Inc., 5.70% Sr. Nts. due 09/01/12	370,000	380,611
HSBC Finance Corp., 4.75% Global Nts. due 07/15/13	265,000	256,038
JP Morgan Chase Capital XV, 5.875% Nts. due 03/15/35	185,000	183,933
MBNA America Bank NA, 7.125% Medium-Term Sub. Nts. due 11/15/12	45,000	50,306
MBNA Corp., 7.50% Medium-Term Sr. Nts. due 03/15/12	155,000	174,581
Merrill Lynch & Co., Inc., 5.00% Medium-Term Nts., Series C due 02/03/14	265,000	261,701
Morgan Stanley, 6.60% Nts. due 04/01/12	125,000	134,359
NiSource Finance Corp., 7.875% Sr. Unsec. Nts. due 11/15/10	175,000	193,895
Prudential Holdings LLC, 8.695% Insured Nts. due 12/18/23 (a)	220,000	278,830
Societe Generale Real Estate LLC, 7.64% Bonds due 12/29/49 (a)(c)	10,000	10,404
Sprint Capital Corp., 8.75% Unsec. Nts. due 03/15/32	160,000	212,333
Electric - 1.52%
Centerpoint Energy, Inc., 7.25% Sr. Nts., Series B due 09/01/10	145,000	155,547
Constellation Energy Group, 7.60% Nts.due 04/01/32	175,000	210,531
Dominion Resources, Inc., 8.125% Sr. Nts., Series A due 06/15/10	190,000	211,181
Midamerican Energy Holdings Co., 5.875% Sr. Nts. due 10/01/12	220,000	227,120

Atlas American Enterprise Bond Fund  (continued)

	face amount	market value (note 1)
Electric Utilities - 1.31%
FirstEnergy Corp., 5.50% Nts., Series A due 11/15/06	$105,000	$105,377
7.375% Sr. Unsec. Unsub. Nts., Series C due 11/15/31	135,000	159,296
PSEG Funding Trust, 5.381% Nts. due 11/16/07	260,000	260,397
TXU Energy Co., 6.125% Sr. Nts. due 03/15/08	165,000	167,712
Environmental Control - .25%
Allied Waste North America, Inc., 8.875% Sr. Nts., Series B due 04/01/08	125,000	131,875
Food - 1.98%
Albertson's, Inc., 8.00% Sr. Nts. due 05/01/31	155,000	152,496
Delhaize America, Inc., 9.00% Nts. due 04/15/31	170,000	199,855
General Mills, Inc., 3.875% Nts. due 11/30/07	200,000	196,081
Kroger Co. (The), 6.80% Sr. Nts. due 04/01/11	295,000	309,383
Safeway, Inc., 7.50% Sr. Unsec. Nts. due 09/15/09	175,000	186,912
Gas - .41%
Sempra Energy, 7.95% Nts. due 03/01/10	195,000	214,202
Health Care - Services - .25%
HCA, Inc., 7.125% Nts. due 06/01/06	130,000	131,066
Home Builders - 1.24%
Beazer Homes USA, Inc., 6.875% Sr. Nts. due 07/15/15	130,000	124,638
DR Horton, Inc., 6.125% Sr. Nts. due 01/15/14	115,000	114,630
K Hovnanian Enterprises, Inc., 6.50% Gtd. Sr. Nts. due 01/15/14	135,000	129,104
KB Home, 5.75% Nts. due 02/01/14	165,000	155,574
Lennar Corp., 5.95% Sr. Nts. due 03/01/13	132,000	132,858
Insurance - 1.71%
Marsh & McLennan Cos., Inc., 5.875% Sr. Nts. due 08/01/33	165,000	157,948
Metlife, Inc., 5.70% Sr. Nts. due 06/15/35	135,000	135,500
Nationwide Financial Services, 6.25% Sr. Nts. due 11/15/11	125,000	131,564
Prudential Insurance Co. of America, 8.30% Nts. due 07/01/25 (a)	220,000	284,749
Travelers Property Casualty Corp., 3.75% Sr. Nts. due 03/15/08	195,000	190,186
Lodging - .85%
Harrahs Operating Co., Inc., 5.625% Bonds due 06/01/15	135,000	132,627
Hilton Hotels Corp., 8.25% Nts. due 02/15/11	120,000	131,509
Starwood Hotels & Resorts Worldwide, Inc., 7.375% Sr. Nts. due 05/01/07	180,000	183,600

Statements of Investments in Securities and Net Assets  December 31, 2005

Atlas American Enterprise Bond Fund  (continued)

	face amount	market value (note 1)
Media - 2.20%
British Sky Broadcasting Group PLC, 7.30% Nts. due 10/15/06	$47,000	$47,761
Clear Channel Communications, Inc., 8.00% Sr. Nts. due 11/01/08	245,000	260,472
Comcast Cable Communication Holdings, 8.375% Unsec. Nts. due 03/15/13	220,000	254,645
COX Communications, Inc., 4.625% Nts. due 01/15/10	270,000	261,374
Liberty Media Corp., 5.70% Sr. Nts. due 05/15/13	135,000	125,788
Univision Communications, Inc., 3.50% Nts. due 10/15/07	215,000	208,565
Miscellaneous - Manufacturing - .81%
Tyco International Group SA, 6.125% Nts. due 11/01/08	225,000	229,674
6.125% Nts. due 01/15/09	30,000	30,661
6.375% Gtd. Nts. due 02/15/06	165,000	165,269
Oil & Gas - .90%
Pemex Project Funding Master Trust, 5.75% Nts. due 12/15/15 (a)	215,000	213,925
Petroleum Export Ltd. Cayman SPV, 4.623% Sr. Nts. due 06/15/10 (a)	265,000	262,390
Pipelines - .29%
Kinder Morgan, Inc., 6.50% Sr. Nts. due 09/01/12	145,000	153,611
Real Estate Investment Trusts - 1.75%
EOP Operating LP, 8.10% Nts. due 08/01/10	180,000	198,806
iStar Financial, Inc., 5.125% Sr. Nts., Series B due 04/01/11	190,000	185,134
Liberty Property LP, 5.65% Sr. Nts. due 08/15/14	130,000	131,660
Simon Property Group LP, 5.375% Unsub. Nts. due 06/01/11 (a)	145,000	145,347
Vornado Realty LP, 5.625% Nts. due 06/15/07	260,000	261,819
Restaurants - .50%
Tricon Global Restaurants, Inc., 8.50% Sr. Unsec. Nts. due 04/15/06	260,000	262,540
Retail - 1.01%
Federated Department Stores, Inc., 6.625% Sr. Nts. due 09/01/08	170,000	176,182
JC Penney Corp., Inc., 7.40% Nts. due 04/01/37	235,000	262,545
May Department Stores Co., 7.90% Nts. due 10/15/07	90,000	93,704
Telecommunication Services - .34%
Deutsche Telekom International Finance BV, 8.00% Multi-Cpn. Nts. due 06/15/10	160,000	181,403
Telecommunications - 2.08%
British Telecommunications PLC, 8.875% Multi-Cpn. Bonds due 12/15/30	115,000	153,863
France Telecom SA, 8.50% Multi-Cpn. Nts. due 03/01/31	40,000	53,370
New Cingular Wireless Services, Inc., 8.125% Nts. due 05/01/12	180,000	207,977
SBC Communications, Inc., 5.30% Nts. due 11/15/10	195,000	195,591
Time Warner Entertainment, 8.375% Sr. Nts. due 07/15/33	195,000	230,345

Atlas American Enterprise Bond Fund  (continued)

	face amount	market value (note 1)
Verizon Global Funding Corp., 5.85% Nts. due 09/15/35	$130,000	$125,277
7.25% Multi-Cpn. Nts. due 12/01/10	120,000	130,215
Transportation - .51%
FedEx Corp., 2.65% Nts. due 04/01/07	275,000	267,497
Total Corporate Bonds and Notes (cost: $16,683,063)		16,357,958
Short-Term Investments - 1.14%
Fannie Mae, Disc. Nts., 3.25% due 01/03/06	600,000	599,838
Total Short-Term Investments (cost: $599,838)		599,838
Total Securities (cost: $66,770,014) - 125.62%		66,257,818
Other Assets and Liabilities, Net - (25.62)%		(13,512,766)
Net Assets - 100.00%		$52,745,052

Investment Category (Unaudited)	Percent Of Net Assets
Mortgage-Backed Obligations	60.51%
Corporate Bonds and Notes	31.01
Asset-Backed Securities	13.69
Collateralized Mortgage Obligations	9.73
U.S. Government Obligations	6.10
Government-Sponsored Enterprises (Non-Mortgage-Backed)	2.94
Foreign Government Obligations	0.50
Short-Term Investments	1.14
Futures Contracts	0.10
Swap Agreements	0.01
125.73%

Atlas California Municipal Bond Fund

	face amount	market value (note 1)
Fixed Rate Bonds and Notes - 89.04%
A B C, Unified School District, Capital Appropriation, Series B, FGIC Insured, Unsec. Nts., Zero Coupon due 08/01/23	$2,000,000	$888,080
Alameda Corridor Transportation Authority Revenue, AMBAC Insured, Zero Coupon due 10/01/21	3,000,000	2,307,810
Anaheim Public Financing Authority, Lease Revenue, Public Improvements Project, Series A, FSA Insured, 5.00% due 03/01/37	6,000,000	6,104,760
Anaheim Union High School District, Series A, FSA Insured, 5.375% due 08/01/20	1,000,000	1,103,840
Association of Bay Area Governments, Financing Authority for Nonprofit Corps., Schools of Sacred Heart, Series A, 6.15% due 06/01/15	1,000,000	1,076,710
Schools of Sacred Heart, Series A, 6.45% due 06/01/30	2,600,000	2,776,072
Bay Area Toll Authority, Toll Bridge Revenue, Series D, 5.00% due 04/01/16	1,000,000	1,062,960

The accompanying notes are an integral part of these financial statements.

Atlas California Municipal Bond Fund  (continued)

	face amount	market value (note 1)
Bay Area Transit Financing Authority, MBIA Insured, 5.00% due 07/01/34	$3,000,000	$3,145,680
Belmont-Redwood Shores, School District, FSA Insured, 5.25% due 09/01/21	1,040,000	1,134,619
Beverly Hills, Unified School District Refunding, 5.50% due 05/01/17	1,000,000	1,135,880
5.50% due 05/01/18	990,000	1,131,352
5.50% due 05/01/20	765,000	882,886
Calleguas-Las Virgines Public Financing Authority, Municipal Water District B, MBIA Insured, 5.25% due 07/01/19	1,000,000	1,085,730
Capistrano, Unified School District, School Facilities Improvement District No. 1, Series C, FSA Insured, 5.50% due 08/01/22	1,215,000	1,329,125
Central Coast Water Authority, Revenue Refunding, State Water Project, Regional Facilities, Series A, AMBAC Insured, 5.00% due 10/01/22	3,250,000	3,351,790
Chaffey Community College District, FSA Insured, 5.25% due 07/01/17	1,530,000	1,689,212
FSA Insured, 5.25% due 07/01/17	75,000	81,801
Chula Vista, Industrial Development Revenue, San Diego Gas, Series D, 5.00% due 12/01/27	1,500,000	1,522,845
Del Mar, Race Track Authority, 5.00% due 08/15/25	1,000,000	1,024,520
Department of Water Resources, Power Supply Revenue, Series A, 5.375% due 05/01/22	5,745,000	6,372,986
East Bay Municipal Utility District, Water System Revenue, MBIA Insured, 5.00% due 06/01/26	3,000,000	3,104,850
El Monte, City School District, Election of 1999, Series C, FGIC Insured, 5.25% due 05/01/29	3,980,000	4,256,690
Elk Grove Finance Authority, Special Tax Revenue, AMBAC Insured, 4.125% due 09/01/20	1,000,000	975,740
Elk Grove, Unified School District, Special Tax Refunding, Community Facilities District No. 1, AMBAC Insured, 6.50% due 12/01/24	1,500,000	1,928,790
Foothill/Eastern Corridor Agency, Toll Road Revenue, MBIA Insured, 0%/5.80% due 01/15/20 (d)	3,000,000	2,799,840
MBIA Insured, 0%/5.85% due 01/15/23 (d)	3,000,000	2,780,220
5.75% due 01/15/40	7,345,000	7,532,812
Fresno, Unified School District, Series B, MBIA Insured, 5.00% due 02/01/17	1,000,000	1,085,820
Health Facilities Financing Authority, Cedars-Sinai Medical Center, 5.00% due 11/15/34	2,500,000	2,542,350
Jurupa, Unified School District, FGIC Insured, 5.50% due 08/01/15	1,125,000	1,241,415

Atlas California Municipal Bond Fund  (continued)

	face amount	market value (note 1)
Kern High School District Refunding, Series 1990-C, MBIA Insured, 6.25% due 08/01/12	$1,200,000	$1,384,944
LA Quinta, Redevelopment Agency, Tax Allocation, Project Area # 1, AMBAC Insured, 5.00% due 09/01/21	1,000,000	1,051,940
Lodi, Unified School District, MBIA Insured, 5.00% due 08/01/19	2,990,000	3,184,499
MBIA Insured, 5.00% due 08/01/22	4,195,000	4,423,040
Long Beach, Bond Finance Authority Revenue, Housing and Gas Utilities Redevelopment, Series A-1, AMBAC Insured, 5.00% due 08/01/30 (k)	4,000,000	4,144,720
Long Beach, Harbor Revenue, Series B, FGIC Insured, 5.00% due 05/15/17	3,000,000	3,222,630
Long Beach, Unified School District, Election 1999, Series C, MBIA Insured, 5.00% due 08/01/21	2,245,000	2,361,493
Los Angeles, Community Redevelopment Agency, Community Redevelopment Financing Authority Revenue, Bunker Hill, Series A, FSA Insured, 5.00% due 12/01/22	1,385,000	1,462,449
Los Angeles, COP, Sonnenblick Del Rio, AMBAC Insured, 6.00% due 11/01/19	2,000,000	2,234,640
Los Angeles, Department of Airports, Airport Revenue, Los Angeles International Airport, Series B, MBIA Insured, 5.00% due 05/15/08	1,000,000	1,039,770
Los Angeles, Department of Water and Power Waterworks Revenue, Series A, 5.125% due 07/01/41	6,500,000	6,679,790
Series A-1, FSA Insured, 5.00% due 07/01/35	2,500,000	2,625,375
Series B, FSA Insured, 5.125% due 07/01/20	1,500,000	1,616,505
Series C, MBIA Insured, 5.25% due 07/01/18	2,350,000	2,568,832
Series C, MBIA Insured, 5.25% due 07/01/19	2,500,000	2,729,025
Los Angeles, Harbor Development Revenue, 7.60% due 10/01/18	125,000	154,497
Los Angeles, Unified School District, Series A, MBIA Insured, 5.375% due 07/01/18	2,000,000	2,191,660
Tax and Revenue Anticipation Nts., Series A, 5.375% due 10/18/06	5,000,000	5,051,771
Los Banos, Unified School District, Election of 1995, FGIC Insured, 5.00% due 08/01/25	1,005,000	1,053,160
Manhattan Beach, Unified School District, Series A, FGIC Insured, Zero Coupon due 09/01/16	2,690,000	1,699,596
Marina, Election of 2002, AMBAC Insured, 5.25% due 08/01/35	1,000,000	1,114,060

Statements of Investments in Securities and Net Assets  December 31, 2005

Atlas California Municipal Bond Fund  (continued)

	face amount	market value (note 1)
Metropolitan Water District of Southern California Waterworks Revenue, Series A, 5.00% due 03/01/13	$2,000,000	$2,179,020
Series B-3, MBIA Insured, 5.00% due 10/01/29	2,500,000	2,622,650
Series B-4, MBIA Insured, 4.50% due 10/01/31 (k)	2,000,000	1,990,800
Modesto High School District, Stanislaus County, Capital Appropriation, Series A, FGIC Insured, Zero Coupon due 08/01/26	4,000,000	1,516,880
Modesto Irrigation District, COP, Refunding and Capital Improvement, Series B, 5.30% due 07/01/22	2,680,000	2,681,822
Mt. Diablo, Unified School District, FSA Insured, 5.00% due 08/01/24	1,000,000	1,053,420
Napa Valley, Community College District, Election of 2002, Series B, MBIA Insured, 5.00% due 08/01/23	1,500,000	1,592,625
Natomas, Unified School District, 1999 Refunding, MBIA Insured, 5.95% due 09/01/21	1,000,000	1,184,220
North Orange County, Community College District, Election of 2002, Series B, FGIC Insured, 5.00% due 08/01/20	1,000,000	1,092,540
Northern California Power Agency Public Power Revenue Refunding, Hydroelectric Project No. 1, Series A, AMBAC Insured, 7.50% due 07/01/23	50,000	67,466
Oakland State Building Authority Lease Revenue, Elihu M. Harris, Series A, AMBAC Insured, 5.00% due 04/01/23	2,330,000	2,420,847
Oakland, Unified School District, Alameda County, FGIC Insured, 5.25% due 08/01/20	3,000,000	3,229,530
Pacifica, COP, Street Improvement Project, AMBAC Insured, 5.875% due 11/01/29	1,105,000	1,214,793
Palo Alto, Unified School District, Series B, 5.375% due 08/01/18	1,250,000	1,290,287
Pasadena, Electric Revenue, MBIA Insured, 5.00% due 06/01/19	4,625,000	4,923,174
Pomona, Unified School District, Series C, FGIC Insured, 6.00% due 08/01/25	500,000	541,200
Port of Oakland, Airport and Marina Revenue, Series M, FGIC Insured, 5.25% due 11/01/18	3,505,000	3,808,253
Puerto Rico Commonwealth, Public Improvement, Prerefunded, FSA Insured, 5.125% due 07/01/30	1,230,000	1,326,063
Series A, 5.00% due 07/01/30	1,200,000	1,255,524
Series A, MBIA Insured, 5.50% due 07/01/13	1,000,000	1,119,070
Series A, MBIA Insured, 5.50% due 07/01/14	1,000,000	1,127,180

Atlas California Municipal Bond Fund  (continued)

	face amount	market value (note 1)
Series C, 6.00% due 07/01/13	$2,000,000	$2,092,900
Unrefunded, FSA Insured, 5.125% due 07/01/30	770,000	814,745
5.00% due 07/01/27	1,000,000	1,050,720
Puerto Rico, Electric Power Authority, Power Revenue, Series II, FSA Insured, 5.125% due 07/01/26	3,000,000	3,179,790
Series KK, FSA Insured, 5.50% due 07/01/15	1,000,000	1,131,980
Series PP, FGIC Insured, 5.00% due 07/01/25	2,000,000	2,110,480
Puerto Rico, Highway and Transportation Authority, Transportation Revenue, Series A, 5.00% due 07/01/38	3,500,000	3,494,400
Puerto Rico, Infrastructure Financing Authority, Series A, 5.50% due 10/01/32	1,000,000	1,080,230
Puerto Rico, Public Buildings Authority, Guaranteed Revenue, Prerefunded, Series D, 5.375% due 07/01/33	3,300,000	3,602,940
Series H, FGIC Insured, 5.25% due 07/01/13	890,000	981,501
Unrefunded, Series D, 5.375% due 07/01/33	1,200,000	1,238,148
Puerto Rico, Public Finance Corp., Commonwealth Appropriation, Prerefunded, Series E, 5.50% due 08/01/29	1,680,000	1,842,725
Series A, MBIA Insured, 5.50% due 08/01/15	3,000,000	3,274,440
Unrefunded, Series E, 5.50% due 08/01/29	570,000	595,707
Riverside, Community College District, Prerefunded, Series A, MBIA Insured, 5.50% due 08/01/29	1,980,000	2,235,400
Unrefunded, Series A, MBIA Insured, 5.50% due 08/01/29	20,000	22,018
Rowland, Unified School District, Election of 2000, Series B, FSA Insured, 5.25% due 08/01/23	2,115,000	2,297,969
Sacramento, Municipal Utility Distict, Series K, AMBAC Insured, 5.75% due 07/01/18	2,350,000	2,741,416
Sacramento, Sanitation District Financing Authority Revenue, AMBAC Insured, 5.00% due 12/01/27	1,250,000	1,293,687
Sacramento, Unified School District, Election of 2002, MBIA Insured, 5.00% due 07/01/30	5,000,000	5,254,750
Tax and Revenue Anticipation Nts., 4.50% due 12/01/06	5,000,000	5,059,153
Salinas, Unified High School District, Series A, MBIA Insured, 5.375% due 06/01/22	2,830,000	3,083,653
San Bernardino County, COP, Medical Center Financing Project, MBIA Insured, 5.00% due 08/01/28	3,500,000	3,593,380

The accompanying notes are an integral part of these financial statements.

Atlas California Municipal Bond Fund  (continued)

	face amount	market value (note 1)
San Diego, COP, Edgemoor Project and Regulation System, AMBAC Insured, 5.00% due 02/01/29	$1,530,000	$1,596,922
University of San Diego, 5.25% due 10/01/28	1,000,000	1,041,170
San Diego, Public Safety Communication Project, 6.50% due 07/15/09	1,525,000	1,666,398
San Diego, Unified School District, Election of 1998, Series D, FGIC Insured, 5.25% due 07/01/19	2,000,000	2,186,200
Series D, FGIC Insured, 5.25% due 07/01/25	3,670,000	4,011,677
San Francisco City and County Airport Commission, International Airport Revenue, Issue 23B, Second Series, FGIC Insured, 5.00% due 05/01/24	3,000,000	3,135,990
San Francisco City and County, COP, San Bruno Jail #3, AMBAC Insured, 5.25% due 10/01/33	4,000,000	4,229,680
San Joaquin Hills Transportation Corridor Agency, Toll Road Revenue, 7.40% due 01/01/07	1,000,000	1,041,530
7.50% due 01/01/09	1,000,000	1,102,780
San Jose Library, Parks and Public Safety Projects, 5.00% due 09/01/21	3,830,000	4,052,293
San Jose, Unified School District, Santa Clara County, Series A, FSA Insured, 5.00% due 08/01/21	1,745,000	1,845,948
Series A, FSA Insured, 5.00% due 08/01/22	3,700,000	3,901,132
San Mateo County, Joint Powers Authority, Lease Revenue Capital Projects, Series A, FSA Insured, 5.125% due 07/15/32	2,145,000	2,239,058
San Ramon Valley, Unified School District, Election of 2002, FSA Insured, 5.25% due 08/01/20	1,000,000	1,090,050
Sanger, Unified School District, MBIA Insured, 5.60% due 08/01/23	2,530,000	2,967,209
Santa Ana, Unified School District, MBIA Insured, 5.375% due 08/01/19	1,065,000	1,162,533
Santa Barbara, COP, Retirement Services, Revenue, 5.75% due 08/01/20	2,000,000	2,069,660
Santa Clara Valley Transportation Authority, Sales Tax Revenue, MBIA Insured, Series A, 5.00% due 06/01/18	2,000,000	2,148,920
Santa Clara, Unified School District, Election of 1997, MBIA Insured, 5.00% due 07/01/21	1,795,000	1,898,518

Atlas California Municipal Bond Fund  (continued)

	face amount	market value (note 1)
Santa Margarita, Dana Point Authority Revenue Refunding, Improvement Districts 3, 3A, 4 and 4A, Series B, MBIA Insured, 7.25% due 08/01/07	$500,000	$530,720
Series B, MBIA Insured, 7.25% due 08/01/13	2,000,000	2,461,040
South Whittier, Elementary School District, Capital Appropriation, Series A, FGIC Insured, Zero Coupon due 08/01/13	500,000	370,325
Series A, FGIC Insured, Zero Coupon due 08/01/14	250,000	175,510
Southwestern Community College, MBIA Insured, 5.00% due 08/01/25	1,220,000	1,306,693
State Department of Veteran Affairs, Home Purchase Revenue, Series A, AMBAC Insured, 5.35% due 12/01/27	2,000,000	2,091,780
State Department of Water Resources, Power Supply Revenue, Central Valley Project, Series AC, MBIA Insured, 5.00% due 12/01/27	1,000,000	1,052,130
Series W, FSA Insured, 5.125% due 12/01/29	2,000,000	2,085,360
State Educational Facilities Authority Revenue Refunding, College of Arts, 5.75% due 06/01/25	2,000,000	2,104,240
Dominican University, 5.75% due 12/01/30	1,000,000	1,034,840
Loyola Marymount University, MBIA Insured, 5.00% due 10/01/22	700,000	731,171
Lutheran University, Series C, 5.00% due 10/01/24	1,215,000	1,256,687
Pepperdine University, 5.75% due 09/15/30	2,000,000	2,152,360
Santa Clara University, MBIA Insured, 5.00% due 09/01/23	3,750,000	4,121,363
Scripps College, 5.00% due 08/01/31	500,000	510,720
Stanford University, Series R, 5.00% due 11/01/21	2,000,000	2,123,380
University of Redlands, FGIC Insured, 5.00% due 06/01/33	2,715,000	2,822,297
University of Southern California, Series C, 5.125% due 10/01/28	2,695,000	2,810,454
State Health Facilities Financing Authority, Revenue Refunding, Adventist Health System, Series A, 5.00% due 03/01/33	3,000,000	3,021,360
Scripps Health, Series A, MBIA Insured, 5.00% due 10/01/22	500,000	528,230
Stanford Health Care, Series A, 5.00% due 11/15/23	2,000,000	2,069,620
Stanford Health Care, Series A, FSA Insured, 5.00% due 11/15/28	1,000,000	1,040,210
State Housing Finance Agency Revenue Home Mortgage, Multi-Family Program, Series B, AMBAC Insured, AMT, 6.05% due 08/01/16	1,330,000	1,370,379
Series K, MBIA Insured, 6.15% due 08/01/16	975,000	1,002,037

Statements of Investments in Securities and Net Assets  December 31, 2005

Atlas California Municipal Bond Fund  (continued)

	face amount	market value (note 1)
State Infrastructure and Economic Development Bank, Revenue Refunding, Bay Area Toll Bridges, 1st Lien, Series A, FSA Insured, 5.25% due 07/01/21	$3,000,000	$3,257,190
J. David Gladstone Institute Project, 5.25% due 10/01/34	3,000,000	3,091,500
Kaiser Hospital, Assistance I-Limited Liablity Co., Series A, 5.55% due 08/01/31	3,500,000	3,702,930
Scripps Research Institute, Series A, 5.00% due 07/01/29	2,500,000	2,589,925
YMCA, Metropolitan Los Angeles Project, AMBAC Insured, 5.55% due 02/01/26	2,000,000	2,123,880
State Municipal Financing Authority, Solid Waste Disposal Revenue, Waste Management, Inc. Project, AMT, 4.10% due 09/01/14	1,000,000	999,850
Series A-2, AMT, 5.40% due 04/01/25	2,000,000	2,081,000
State Pollution Control Financing Authority, Pollution Control Revenue, Southern California Edison Co., 2.00% due 03/01/08	2,000,000	1,994,180
State Pollution Control Financing Authority, Solid Waste Disposal Revenue, Waste Management, Inc., Series B, AMT, 5.00% due 07/01/27	3,000,000	3,005,190
Series C, AMT, 4.85% due 12/01/27	1,000,000	1,018,960
State Public Works Board, Department of Corrections, Series C, 5.50% due 06/01/23	1,000,000	1,082,580
Lease Revenue, Coalinga State Hospital, Series A, 5.125% due 06/01/29	2,000,000	2,072,540
Lease Revenue, Department of General Services, Butterfield, Series A, 5.25% due 06/01/24	2,400,000	2,569,224
Lease Revenue, UCLA Replacement Hospital, Series A, FSA Insured, 5.375% due 10/01/17	1,700,000	1,848,546
Lease Revenue, University of California Institute, Series C, 5.00% due 04/01/20	2,375,000	2,513,676
Lease Revenue, Various University of California Projects, Series C, AMBAC Insured, 5.125% due 9/01/22	1,475,000	1,543,278
State Rural Home Mortgage Finance Authority, Single-Family Revenue Refunding, Series C, FNMA Insured, AMT, 7.50% due 08/01/27	30,000	30,079
State, General Obligation, Prerefunded, 5.50% due 06/01/20	580,000	627,763
Prerefunded, 5.25% due 10/01/23	995,000	1,071,028
Prerefunded, 5.50% due 06/01/25	335,000	362,587
Revenue Anticipation Nts., 4.50% due 06/30/06	5,000,000	5,036,473
Series BH, AMT, 5.60% due 12/01/32	1,000,000	1,009,650
Series D-4, 2.50% due 05/01/33	3,000,000	2,996,580
Unrefunded, 5.50% due 06/01/20	2,185,000	2,326,959
Unrefunded, 5.25% due 10/01/23	215,000	226,466
Unrefunded, 5.50% due 06/01/25	1,255,000	1,336,537
5.00% due 02/01/12	1,650,000	1,764,494
5.00% due 02/01/17	500,000	530,005

Atlas California Municipal Bond Fund  (continued)

	face amount	market value (note 1)
5.00% due 07/01/17	$5,000,000	$5,354,350
5.00% due 05/01/19	5,000,000	5,325,900
5.625% due 05/01/19	400,000	431,804
5.50% due 09/01/24	1,000,000	1,081,130
5.25% due 02/01/28	6,000,000	6,398,880
5.00% due 02/01/32	2,500,000	2,574,150
5.50% due 11/01/33	4,600,000	5,031,388
5.25% due 04/01/34	2,000,000	2,106,540
Statewide Communities Development Authority, California Endowment, 5.00% due 07/01/33	3,000,000	3,129,540
Daughters of Charity Health, Series A, 5.25% due 07/01/30	2,000,000	2,052,680
Huntington Memorial Hospital, 5.00% due 07/01/35	3,000,000	3,076,440
Kaiser Permanente, Series I, 3.45% due 04/01/35	2,000,000	1,939,960
Memorial Health Services, Series A, 5.50% due 10/01/33	2,000,000	2,095,960
Sutter Health, Series A, 5.00% due 11/15/43	5,000,000	5,038,500
The Salk Institute Biological, MBIA Insured, 5.25% due 07/01/20	1,540,000	1,682,034
Thomas Jefferson School of Law, 4.875% due 10/01/31	2,000,000	2,007,100
Thomas Jefferson School of Law, 4.875% due 10/01/35	500,000	500,350
5.00% due 03/01/35	3,000,000	3,025,500
Statewide Communities Development Authority, COP, 6.00% due 08/01/28	1,900,000	1,972,181
Statewide Communities Development Authority, Multi-Family Revenue, Residential-B, 5.20% due 12/01/29	2,500,000	2,603,575
Torrance, COP, AMBAC Insured, 5.25% due 06/01/34	3,690,000	3,929,924
Refinancing and Public Improvement Project, Series A, AMBAC Insured, 5.00% due 06/01/34	1,310,000	1,359,151
Turlock Irrigation District Revenue Refunding, Series A, MBIA Insured, 6.00% due 01/01/10	500,000	549,055
University of California Revenue, Series A, AMBAC Insured, 5.00% due 11/01/25	2,000,000	2,112,920
UCLA Medical Center, AMBAC Insured, 5.25% due 05/15/30	1,250,000	1,324,313
University of California, Multi-Purpose Projects, Series M, FGIC Insured, 5.125% due 09/01/21	5,440,000	5,772,166
University of Puerto Rico University System Revenue Bonds, COP, Series O, MBIA Insured, 5.375% due 06/01/30	1,000,000	1,007,500
Upland, COP, San Antonio Community Hospital, 5.00% due 01/01/18	2,745,000	2,774,646

The accompanying notes are an integral part of these financial statements.

Atlas California Municipal Bond Fund  (continued)

	face amount	market value (note 1)
Upland, Unified School District, Capital Appropriation, Election of 2000, FSA Insured, 5.125% due 08/01/25	$1,000,000	$1,075,330
Val Verde, Unified School District, COP, FGIC Insured, 5.25% due 01/01/25	1,000,000	1,110,490
Vallejo Unified School District, Series A, MBIA Insured, 5.90% due 02/01/17	1,000,000	1,170,910
Ventura, Unified School District Refunding, FSA Insured, 5.25% due 08/01/25	3,765,000	4,153,096
West Contra Costa Healthcare District, COP, AMBAC Insured, 5.50% due 07/01/29	3,000,000	3,253,020
Westside Unified School District Refunding, Series C, AMBAC Insured, 6.00% due 08/01/14	300,000	355,881
Total Fixed Rate Bonds and Notes (cost: $414,508,174)		432,111,085
Variable Rate Demand Notes* - 9.27%
Adelanto, Public Utilities Authority Revenue, Utilities Systems Project, Series A, AMBAC Insured, 3.75% due 11/01/34	3,600,000	3,600,000
Associations of Bay Area Governments, Financing Authority for Nonprofit Corps., American Baptist Homes, 3.70% due 10/01/27	995,000	995,000
Series D, 3.70% due 10/01/27	2,000,000	2,000,000
Bay Area Toll Authority, Toll Bridge Revenue, AMBAC Insured, 3.49% due 04/01/36	5,000,000	5,000,000
Metropolitan Water District of Southern California Waterworks Revenue, Series B-3, 3.72% due 07/01/35	2,000,000	2,000,000
Orange County, Airport Development Revenue, WLDB Associates, Series A, FHLMC Insured, 3.37% due 12/01/29	2,100,000	2,100,000
Pittsburg, Redevelopment Agency, Los Medanos Community, AMBAC Insured, 3.75% due 09/01/35	4,800,000	4,800,000
Pollution Control Financing Authority, Pacific Control Revenue, Pacific Gas and Electric Corp., 3.70% due 11/01/26	1,100,000	1,100,000
Pacific Gas and Electric Corp., 3.73% due 11/01/26	9,800,000	9,800,000
Riverside County Housing Authority, Multi-Family Mortgage Revenue, Mountain View Apts., Series A, 3.55% due 08/01/25	1,075,000	1,075,000
San Francisco City and County Redevelopment Agency, FHLMC Insured, 2.47% due 12/01/17	1,000,000	1,000,000
San Francisco City and County, MBIA Insured, 3.35% due 06/15/30	2,740,000	2,740,000
Southern California Public Power Authority, Transmission Project Revenue Refunding, Southern Transmission, Series A, FSA Insured, 3.34% due 07/01/23	1,800,000	1,800,000
State Department of Water Resources, Central Valley Project, 3.65% due 05/01/22	900,000	900,000

Atlas California Municipal Bond Fund  (continued)

	face amount	market value (note 1)
State Infrastructure and Economic Development Bank, Revenue Refunding, FGIC Insured, 3.36% due 08/15/23	$3,000,000	$3,000,000
State Infrastructure and Economic Development Bank, Revenue, Asian Art Museum Foundation, MBIA Insured, 3.70% due 06/01/34	1,300,000	1,300,000
Statewide Communities Development Authority, Development Authority Pollution Control Revenue, 3.70% due 05/15/24	300,000	300,000
Stockton, Health Facilities Revenue, Dameron Hospital Associates, Series A, 3.75% due 12/01/32	1,280,000	1,280,000
Tahoe Forest, Hospital District Revenue, 3.75% due 07/01/33	200,000	200,000
Total Variable Rate Demand Notes* (cost: $44,990,000)		44,990,000
Total Securities (cost: $459,498,174) - 98.31%		477,101,085
Other Assets and Liabilities, Net - 1.69%		8,212,685
Net Assets - 100.00%		$485,313,770

S&P Credit Rating (Unaudited)	Percent Of Net Assets
AAA	64.27%
AA	7.33
A	18.43
BBB	8.28
98.31%

Atlas Independence Eagle Bond Fund

	shares	percent of net assets	market value
Investment in Atlas Funds - 94.76%
American Enterprise Bond Fund	44,116	45.15%	$427,481
Strategic Income Fund	93,446	44.52	421,442
Money Market Fund	48,223	5.09	48,223
Total Investment in Atlas Funds (cost: $898,286)			897,146
Total Securities (cost: $898,286) - 94.76%			897,146
Other Assets and Liabilities, Net - 5.24%			49,602
Net Assets - 100.00%			$946,748

Investment Allocation (Unaudited)	Percent of Net Assets
Stocks	1.19%
Bonds	107.80
Cash and other liquid assets and liabilities	(8.99)
100.00%

Atlas National Municipal Bond Fund

	face amount	market value (note 1)
Fixed Rate Bonds and Notes - 93.13%
Alabama - 1.97%
Jefferson County, Limited Obligation Reserve Bond Warrants, Series A, 5.00% due 01/01/24	$1,000,000	$1,034,650

Statements of Investments in Securities and Net Assets  December 31, 2005

Atlas National Municipal Bond Fund  (continued)

	face amount	market value (note 1)
State Docks Department, Docks Facilities Revenue, MBIA Insured, AMT, 6.10% due 10/01/13	$1,000,000	$1,037,500
Tallassee, Industrial Development Board Revenue Refunding, Dow United Technologies Corp., Series B, 6.10% due 08/01/14	1,000,000	1,035,600
Alaska - 1.39%
Anchorage, Electric Utility Revenue Refunding, Senior Lien, MBIA Insured, 8.00% due 12/01/10	985,000	1,177,045
Conway, Public Facilities Board, Capital Improvement Revenue, Hendrix College Project, Series A, 5.00% due 10/01/26	1,000,000	1,028,770
Arizona - 3.78%
Maricopa County, Unified School District No. 69, Paradise Valley Refunding, MBIA Insured, 6.35% due 07/01/10	600,000	671,622
Phoenix, Civic Improvement Corp., Water System Revenue, FGIC Insured, 5.25% due 07/01/18	1,000,000	1,119,950
Pinal County, Unified School District # 43, Apache JCT, Series A, FGIC Insured, 6.80% due 07/01/09	425,000	471,389
Salt River Project, Agricultural Improvement and Power District, Series A, 5.00% due 01/01/22	1,150,000	1,214,377
Tucson, Water Revenue, FGIC Insured, 5.50% due 07/01/17	2,250,000	2,494,147
Arkansas - .65%
Pulaski County, Hospital Revenue, Arkansas Children's Hospital Project, AMBAC Insured, 5.00% due 03/01/35	1,000,000	1,032,610
California - 9.19%
A B C, Unified School District, Capital Appropriation, Series B, FGIC Insured, Zero Coupon due 08/01/24	1,715,000	724,536
Agua Caliente Band Cahuilla Indians, Revenue, 6.00% due 07/01/18	1,000,000	1,076,820
Department of Water Resources, Power Supply Revenue, 5.375% due 05/01/22	1,000,000	1,109,310
Educational Facilities Authority, Revenue Refunding, Santa Clara University, MBIA Insured, 5.00% due 09/01/23	1,000,000	1,099,030
El Paso County School District # 20, FGIC Insured, 5.50% due 12/15/23	1,000,000	1,105,670
Foothill/Eastern Corridor Agency, Toll Road Revenue, 5.75% due 01/15/40	2,000,000	2,051,140
Kern, High School District, Series 1990-C Election, MBIA Insured, 6.25% due 08/01/10	545,000	611,087
State, General Obligation, 5.00% due 07/01/17	1,500,000	1,606,305

Atlas National Municipal Bond Fund  (continued)

	face amount	market value (note 1)
5.00% due 10/01/22	$700,000	$729,659
5.00% due 02/01/32	500,000	514,830
5.50% due 11/01/33	1,200,000	1,312,536
Statewide Communities Development Authority,
Daughters of Charity Health System, 5.25% due 07/01/25	1,000,000	1,032,470
Thomas Jefferson School of Law, 4.875% due 10/01/31	500,000	501,775
University of California Revenue, Multiple Purpose Projects, Series M, FGIC Insured, 5.125% due 09/01/22	1,000,000	1,061,060
Colorado - 17.20%
Boulder County, Development Revenue, University Corp. for Atmospheric Research, MBIA Insured, 5.00% due 09/01/27	1,880,000	1,953,282
Castle Rock, Golf Enterprise Revenue, 5.10% due 12/01/22	1,000,000	1,021,120
Colorado Springs, Colorado College Project, 5.00% due 06/01/23	1,085,000	1,144,143
Colorado Springs, Utilities System Revenue, Sub-Lien Improvement, Series A, 5.00% due 11/15/33	1,000,000	1,036,150
Denver, City and County Airport Revenue, Series B, 5.00% due 11/15/33	1,000,000	1,036,150
Department of Transportation, Revenue Anticipation Nts., Series A, MBIA Insured, 5.25% due 06/15/10	1,000,000	1,074,680
E-470 Public Highway Authority Revenue, Capital Appreciation, Senior Series B, MBIA Insured, Zero Coupon due 09/01/21	2,000,000	970,240
Series C, MBIA Insured, 0%/5.00% due 09/01/17 (d)	1,900,000	1,552,528
Educational and Cultural Facilities Authority Revenue, Nashville Public Radio, 5.50% due 04/01/11	410,000	433,870
Nashville Public Radio, 5.875% due 04/01/22	1,000,000	1,061,270
Regis University Project, 5.00% due 06/01/24	1,695,000	1,745,409
University of Denver Project, Series B, FGIC Insured, 5.25% due 03/01/23	2,000,000	2,186,100
Health Facilities Authority, Evangelical Lutheran Project, 5.25% due 06/01/23	1,000,000	1,049,910
Evangelical Lutheran Project, Series A, 5.25% due 06/01/34	1,300,000	1,335,451
Vail Valley Medical Center Project, 5.75% due 01/15/22	1,770,000	1,876,271
Housing Finance Authority, Single-Family Program, Senior Series A-1, AMT, 7.40% due 11/01/27	45,000	45,443
Jefferson County, School District No. R-001, Series A, FSA Insured, 5.00% due 12/15/17	1,000,000	1,084,970

The accompanying notes are an integral part of these financial statements.

Atlas National Municipal Bond Fund  (continued)

	face amount	market value (note 1)
Larimer County, School District No. R-001, MBIA Insured, 5.50% due 12/15/23	$1,000,000	$1,122,360
Regional Transportation District, Sales Tax Revenue, Series A, AMBAC Insured, 5.00% due 11/01/20	1,000,000	1,073,030
South Suburban Parks and Recreation District Revenue, AMBAC Insured, 5.375% due 09/15/18	2,160,000	2,313,943
University of Colorado Enterprise System Revenue, FGIC Insured, 5.00% due 06/01/33	1,000,000	1,045,830
University of Colorado, COP, Master Lease Purchase Agreement, Series A, AMBAC Insured, 5.00% due 06/01/33	1,000,000	1,035,670
Connecticut - 1.78%
State Health and Educational Facilities Authority Revenue, 5.125% due 07/01/27	2,700,000	2,814,507
Florida - 4.80%
Collier County, School Board, COP, FSA Insured, 5.25% due 02/15/21	1,000,000	1,121,400
Escambia, Health Facilities Authority Revenue, Ascension Health Credit, Series A, 5.25% due 11/15/11	1,000,000	1,075,930
Lee County, Airport Revenue, Series A, FSA Insured, AMT, 5.875% due 10/01/19	2,000,000	2,162,840
Miami-Dade County, Special Obligation, Capital Appreciation and Income, Series B, MBIA Insured, 0%/5.00% due 10/01/35 (d)	1,000,000	873,300
Orange County, Sales Tax, Series A, FGIC Insured, 5.125% due 01/01/21	2,200,000	2,358,180
Georgia - 1.57%
Augusta, Water and Sewer Revenue, FSA Insured, 5.25% due 10/01/39	1,000,000	1,065,840
Burke County, Development Authority Pollution Control Revenue, Georgia Power Co., FGIC Insured, 4.75% due 05/01/34	315,000	315,961
Chatham County, Hospital Authority Revenue, Memorial Health Medical Center, Series A, 6.125% due 01/01/24	1,000,000	1,095,980
Illinois - 3.66%
Chicago, Metropolitan Water Reclamation District, Greater Chicago Capital Improvement, 7.25% due 12/01/12	1,500,000	1,824,435
Cook County, MBIA Insured, 7.25% due 11/01/07	430,000	449,234
Metropolitan Pier and Exposition Authority, Dedicated State Tax Revenue, McCormick Place Expansion Project, Capital Appropriation, FGIC Insured, Zero Coupon due 06/15/29	4,000,000	1,329,840

Atlas National Municipal Bond Fund  (continued)

	face amount	market value (note 1)
State, General Obligation, FSA Insured, 5.375% due 05/01/13	$2,000,000	$2,177,940
Louisiana - 1.17%
Calcasieu Parish, Public Trust Authority, Student Lease Revenue, McNeese Student Housing Project, MBIA Insured, 5.25% due 05/01/33	1,295,000	1,353,754
Public Facilities Authority Hospital Revenue, Franciscan Missionaries, Series A, 5.00% due 08/15/33	500,000	503,390
Maryland - .66%
Health and Higher Educational Facilities Authority Revenue, John Hopkins University, Series A, 5.00% due 07/01/33	1,000,000	1,042,180
Massachusetts - .40%
Housing Finance Agency, Series F, AMT, 5.125% due 12/01/34	100,000	101,292
Industrial Finance Agency Revenue, 5.65% due 10/01/18	500,000	524,300
Michigan - 2.71%
Detroit School District, School Building and Site Improvement, Series A, FGIC Insured, 5.50% due 05/01/15	1,000,000	1,115,830
Detroit, Sewer Disposal Revenue, Senior Lien, Series A, FSA Insured, 5.00% due 07/01/23	3,000,000	3,176,610
Minnesota - .81%
Chaska, Electric Revenue, Generating Facilities, Series A, 5.25% due 10/01/20	1,200,000	1,286,004
Mississippi - .83%
Higher Education Assistance Corp., Student Loan Revenue, Series C, AMT, 6.05% due 09/01/07	45,000	45,055
Hospital Equipment and Facilities Authority Revenue, Baptist Memorial Hospital, Series B-1, 5.00% due 09/01/24	1,000,000	1,011,360
Jones County, Hospital Revenue, South Central Regional Medical Center, 5.50% due 12/01/17	250,000	250,042
Missouri - .67%
Curators University, System Facility Revenue, Series A, 5.00% due 11/01/21	1,000,000	1,064,320
Nevada - .02%
Housing Division, Single-Family Mortgage Revenue, Series C, FHA Insured, AMT, 6.60% due 04/01/14	35,000	35,210
New Hampshire - .87%
Business Financing Authority, Pollution Control Revenue, Central Maine Power Co., 5.375% due 05/01/14	1,300,000	1,378,533

Statements of Investments in Securities and Net Assets  December 31, 2005

Atlas National Municipal Bond Fund  (continued)

	face amount	market value (note 1)
New Jersey - 1.46%
Garden State, Preservation Trust of New Jersey, Open Space and Farmland 2005, Series A, FSA Insured, 5.80% due 11/01/19	$1,000,000	$1,156,580
Series A, FSA Insured, 5.80% due 11/01/23	1,000,000	1,157,650
New York - 8.85%
Highway Authority, Service Contract Revenue, Local Highway and Bridge, Prerefunded, 5.00% due 04/01/17	205,000	213,348
Unrefunded, 5.00% due 04/01/17	795,000	826,506
Long Island Power Authority, Electric System Revenue, 5.00% due 06/01/08	1,500,000	1,555,845
Metropolitan Transportation Authority, Service Contract, Series A, 5.75% due 01/01/18	1,000,000	1,145,980
Series A, 5.10% due 01/01/21	1,110,000	1,175,401
Series A, 5.125% due 01/01/29	1,000,000	1,053,320
Metropolitan Transportation Authority, Transportation Facilities Revenue, Series 8, 5.375% due 07/01/21	1,000,000	1,114,410
New York City, General Obligation, Prerefunded, Series L, 5.75% due 08/01/12	240,000	251,436
Series F, 6.00% due 08/01/11	500,000	514,640
Series I, 5.875% due 03/15/14	500,000	510,055
Unrefunded, Series L, 5.75% due 08/01/12	260,000	270,897
New York City, Municipal Water Finance Authority, Water and Sewer Systems Revenue, Prerefunded, Series B, 6.00% due 06/15/33	625,000	696,900
Unrefunded, Series B, 6.00% due 06/15/33	375,000	414,221
New York City, Transitional Financing Authority Revenue, Future Tax Secured, Series B, 5.00% due 05/01/30	1,000,000	1,038,200
New York State Thruway Authority, Series G, FSA Insured, 5.25% due 01/01/27	2,000,000	2,171,320
Sales Tax Asset Receivable Corporation, Series A, AMBAC Insured, 5.00% due 10/15/32	1,000,000	1,050,730
North Carolina - 3.27%
Eastern Municipal Power Agency, Power System Revenue, Series C, 5.375% due 01/01/17	1,000,000	1,063,170
Series D, 5.125% due 01/01/23	500,000	517,380
Series D, 5.125% due 01/01/26	450,000	464,553
Facilities Financing Agency Revenue, Duke University Project, Series A, 5.125% due 07/01/42	2,000,000	2,072,540
Municipal Power Agency, Series B, 6.375% due 01/01/08	1,000,000	1,055,140
Ohio - 3.12%
Cuyahoga, Refunding Revenue Bonds, Series A, 5.50% due 01/01/29	1,000,000	1,059,160
Lakota, Local School District, AMBAC Insured, 7.00% due 12/01/09	1,740,000	1,961,380

Atlas National Municipal Bond Fund  (continued)

	face amount	market value (note 1)
Steubenville, Hospital Revenue, Facilities Refunding and Improvement, Trinity Health System, 6.50% due 10/01/30	$1,750,000	$1,919,278
Pennsylvania - 3.73%
Alegheny County, Higher Education Building Authority, University Revenue, Duquesne University, Series B, 5.00% due 03/01/19	1,510,000	1,619,400
Lehigh County, Industrial Development Authority, Pollution Control Revenue, PPL Electric Utilities Corp., FGIC Insured, 4.75% due 02/15/27	500,000	509,620
Monroe County, Hospital Authority Revenue, Pocono Medical Center, 6.00% due 01/01/43	1,000,000	1,067,530
State, General Obligation, 5.00% due 01/01/18	2,500,000	2,708,725
Puerto Rico - 3.83%
Commonwealth, Public Improvement, Series A, FGIC Insured, 5.50% due 07/01/18 (k)	2,000,000	2,290,780
Series A, MBIA Insured, 5.50% due 07/01/14	500,000	563,590
Series C, 6.00% due 07/01/13	1,000,000	1,046,450
Infrastructure Financing Authority, Series A, 5.50% due 10/01/32	1,000,000	1,080,230
Public Buildings Authority Revenue, Government Facilities, Prerefunded, Series D, 5.25% due 07/01/27	730,000	791,795
Unrefunded, Series D, 5.25% due 07/01/27	270,000	279,461
Rhode Island - .98%
Health and Educational Building Corp. Revenue, Higher Education Facility, Salve Regina University, 5.125% due 03/15/32	1,500,000	1,543,305
South Carolina - 2.95%
Newberry County School District, 5.00% due 12/01/30	1,000,000	1,009,390
Richland County, School District # 002, Series A, 5.00% due 04/01/17	1,500,000	1,617,375
Spartanburg County, School District # 001, Anticipation Nts., Series B, 5.25% due 11/16/06	2,000,000	2,035,682
Texas - 5.54%
Dallas-Fort Worth, International Airport Revenue, Refunding and Improvement, Series A, FGIC Insured, AMT, 5.50% due 11/01/31	1,500,000	1,573,005
Lower Colorado River Authority, Transmission Contract Revenue, FGIC Insured, 5.00% due 05/15/25	1,000,000	1,032,260
Red River Education Finance Corp., Hockaday School, 5.00% due 05/15/25	1,065,000	1,106,961
Sabine River Authority, Pollution Control Revenue, TXU Energy Company LLC, Series C, 5.20% due 05/01/28	1,000,000	1,006,050
State, Tax and Revenue Anticipation Nts., 4.50% due 08/31/06	4,000,000	4,038,204

The accompanying notes are an integral part of these financial statements.

Atlas National Municipal Bond Fund  (continued)

	face amount	market value (note 1)
Virginia - 2.52%
Charles City County, Industrial Development Authority, Waste Management Virginia, Inc. Project, AMT, 4.875% due 02/01/09	$1,000,000	$1,019,110
Chesterfield County, Industrial Development Authority, Pollution Control Revenue, Virginia Electric and Power Co., 5.875% due 06/01/17	1,500,000	1,637,220
Virginia College, Educational Facilities Revenue, Hampton University Project, 5.00% due 04/01/18	1,300,000	1,332,474
Washington - 2.34%
Port of Seattle, Revenue, Series B, MBIA Insured, AMT, 5.625% due 02/01/24	1,000,000	1,060,130
Public Power Supply, Prerefunded, Series A, 7.25% due 07/01/06	470,000	479,301
Unrefunded, Series A, 7.25% due 07/01/06	30,000	30,580
Seattle, General Obligation, 5.00% due 08/01/21	2,000,000	2,133,260
Wisconsin - .41%
Superior, Limited Obligation Revenue Refunding, Midwest Energy Resources, Series E, FGIC Insured, 6.90% due 08/01/21	500,000	652,835
Total Fixed Rate Bonds and Notes (cost: $141,632,479)		147,299,738
Variable Rate Demand Notes* - 5.08%
Florida - 1.08%
Jacksonville, Health Facilities Authority, Hospital Revenue, Genesis Rehabilitation Hospital, 3.75% due 05/01/21	1,600,000	1,600,000
Miami, Health Facilities Authority, Health Facilities Revenue, Mercy Hospital Project, 3.40% due 08/01/20	100,000	100,000
Iowa - .19%
Finance Authority Revenue, Wheaton Franciscan Services, Series A, MBIA Insured, 3.48% due 08/15/24	300,000	300,000
Massachusetts - .44%
State, General Obligation, Central Artery Project, Series B, 3.80% due 12/01/30	700,000	700,000
Missouri - 1.24%
State Health and Educational Facilities Authority, Southwest Baptist University, 3.80% due 10/01/33	1,950,000	1,950,000
Pennsylvania - .49%
Delaware County, Industrial Development Authority, Pollution Control Revenue, Exelon Generation Co. LLC, 3.75% due 04/01/21	775,000	775,000

Atlas National Municipal Bond Fund  (continued)

	face amount	market value (note 1)
Tennessee - 1.01%
Clarksville, Public Building Authority Revenue, Pooled Financing, 3.75% due 01/01/33	$1,000,000	$1,000,000
Signal Mountain, Health Educational and Housing Facility Board, Alexian Village, FSA Insured, 2.35% due 01/01/28	600,000	600,000
Texas - .44%
Harris County, Health Facilities Develpment Authority, Hospital Revenue, Texas Children's Hospital, MBIA Insured, 3.80% due 10/01/29	700,000	700,000
Wisconsin - .19%
State Health and Educational Facilities Authority Revenue, Alverno College Project, 3.80% due 11/01/17	300,000	300,000
Total Variable Rate Demand Notes* (cost: $8,025,000)		8,025,000
Total Securities (cost: $149,657,479) - 98.21%		155,324,738
Other Assets and Liabilities, Net - 1.79%		2,838,880
Net Assets - 100.00%		$158,163,618

S&P Credit Rating (Unaudited)	Percent Of Net Assets
AAA	55.76%
AA	16.78
A	15.41
BBB	10.26
98.21%

Atlas Strategic Income Fund

	face amount or units (i & j)	market value (note 1)
Asset-Backed Securities - 2.59%
Automobile - 1.48%
AESOP Funding II LLC, Automobile Asset-Backed Certificates, Series 2005-1A, Cl. A2, 4.43% due 04/20/09 (a)(c)	$70,000	$69,775
BMW Vehicle Owner Trust, Automobile Loan Certificates, Series 2005-A, Cl. A2, 3.66% due 12/26/07 (k)	206,445	205,683
Capital Auto Receivables Asset Trust, Automobile Loan Asset-Backed Nts., Series 2004-2, Cl. A3, 3.58% due 01/15/09	250,000	245,259
Series 2005-1, Cl. A2B, 3.73% due 07/16/07	106,498	106,294
Capital One Prime Auto Receivables Trust, Series 2005-1, Cl. A2, 4.24% due 11/15/07	320,000	319,083
Chase Manhattan Auto Owner Trust, Automobile Loan Pass-Through Certificates, Series 2005-A, Cl. A2, 3.72% due 12/15/07	230,000	228,880

Statements of Investments in Securities and Net Assets  December 31, 2005

Atlas Strategic Income Fund  (continued)

	face amount or units (i & j)	market value (note 1)
Daimler Chrysler Auto Trust, Automobile Loan Pass-Through Certificates, Series 2004-B, Cl. A2, 2.48% due 02/08/07	$2,444	$2,443
Series 2004-C, Cl. A2, 2.62% due 06/08/07	117,587	117,223
Series 2005-A, Cl. A2, 3.17% due 09/08/07	224,633	223,831
Series 2005-B, Cl. A2, 3.75% due 12/08/07	192,100	191,500
Ford Credit Auto Owner Trust, Automobile Installment Sales, Series 2005-A, Cl. A3, 3.48% due 11/15/08	190,000	187,598
Series 2005-B, Cl. A2, 3.78% due 09/15/07	153,263	152,849
Series 2005-C, Cl. A2, 4.24% due 03/15/08	320,000	318,686
GS Auto Loan Trust, Automobile Loan Asset-Backed Securities, Series 2005-1, Cl. A2, 4.32% due 05/15/08	610,000	608,016
Honda Auto Receivables Owner Trust, Automobile Receivables Obligations, Series 2005-1, Cl. A2, 3.21% due 05/21/07	73,476	73,230
Series 2005-3, Cl. A2, 3.73% due 10/18/07	720,000	716,110
Nissan Auto Lease Trust, Auto Lease Obligations, Series 2004-A, Cl. A2, 2.55% due 01/15/07	14,977	14,964
Nissan Auto Receivables Owner Trust, Automobile Receivable Nts., Series 2005-C, Cl. A2, 4.14% due 01/15/08	370,000	368,150
Onyx Acceptance Owner Trust, Series 2005-B, Cl. A2, 4.03% due 04/15/08	180,000	179,334
USAA Auto Loan Grantor Trust, Automobile Loan Asset-Backed Nts., Series 2004-2, Cl. A2, 2.41% due 02/15/07	5,362	5,357
Series 2004-3, Cl. A2, 2.79% due 06/15/07	51,954	51,839
Volkswagen Auto Lease Trust, Automobile Lease Asset-Backed Securities, Series 2005-A, Cl. A2, 3.52% due 04/20/07	184,356	183,676
Volkswagen Auto Loan Enhanced Trust, Automobile Loan Receivables, Series 2004-A, Cl. A2, 2.47% due 01/22/07	50,764	50,637
Wachovia Auto Owner Trust, Automobile Receivables Nts., Series 2004-B, Cl. A2, 2.40% due 05/21/07	25,652	25,600
Whole Auto Loan Trust, Automobile Loan Receivables, Series 2004-1, Cl. A2A, 2.59% due 05/15/07	79,614	79,271

Atlas Strategic Income Fund  (continued)

	face amount or units (i & j)	market value (note 1)
Commercial MBS - .33%
Countrywide Asset-Backed Certificates, Series 2005-10, Cl. AF1, 4.54% due 02/25/36 (c)	$398,081	$398,094
Series 2005-16, Cl. 2AF2, 5.382% due 05/25/36	80,000	80,000
Series 2005-17, Cl. 1AF1, 4.58% due 05/25/36 (c)	180,000	179,993
Series 2005-17, Cl. 1AF2, 5.363% due 05/25/36	60,000	60,015
Series 2005-7, Cl. AF1B, 4.317% due 06/28/35 (c)	165,281	164,316
Residential Asset Mortgage Products, Inc., Series 2004-RS7, Cl. AI3, 4.45% due 07/25/28	170,000	169,040
Diversified Financial Services - .13%
Structured Asset Securities Corp., Series 2003-25XS, Cl. A4, 4.51% due 08/25/33	66,484	66,237
Series 2005-4XS, Cl. 3A1, 5.18% due 03/25/35 (e)	284,499	284,428
WFS Financial Owner Trust, Series 2002-2, Cl. A4, 4.50% due 02/20/10	51,852	51,845
Home Equity - .54%
Ace Securities Corp., Home Equity Loan Pass-Through Certificates, Series 2005-HE7, Cl. A2B, 4.559% due 11/25/35 (c)	120,000	119,999
Centex Home Equity, Home Equity Mtg. Obligations, Series 2005-D, Cl. AF1, 5.04% due 10/25/35	261,576	260,723
Centex Home Equity, Home Equity Mtg. Obligations Asset-Backed Certificates, Series 2004-D, Cl. AF1, 2.98% due 04/25/20	18,467	18,403
Series 2005-B, Cl. AF1, 4.05% due 03/25/35	39,990	39,759
Series 2005-C, Cl. AF1, 4.196% due 06/25/35	133,041	132,257
Equity One ABS, Inc., Home Equity Mtg. Obligations, Series 2004-3, Cl. AF2, 3.80% due 07/25/34 (k)	230,000	228,944
First Franklin Mtg. Loan Asset-Backed Certificates, Home Equity Receivables, Series 2005-FF10, Cl. A3, 4.59% due 11/25/35 (c)	350,000	350,137
Household Home Equity Loan Trust, Home Equity Loan Pass-Through Certificates, Series 2005-3, Cl. A1, 4.63% due 01/20/35 (c)	172,601	172,616
Popular ABS, Mtg. Pass-Through Trust, Series 2005-6, Cl. A3, 5.68% due 01/25/36	90,000	90,000
Popular Asset-Backed Securities, Home Equity Pass-Through Certificates, Series 2004-5, Cl. AF2, 3.735% due 12/25/34 (c)	70,000	69,118

The accompanying notes are an integral part of these financial statements.

Atlas Strategic Income Fund  (continued)

	face amount or units (i & j)	market value (note 1)
Series 2005-1, Cl. AF2, 3.914% due 05/25/35 (c)	$50,000	$49,281
Series 2005-2, Cl. AF2, 4.415% due 04/25/35 (c)	80,000	79,166
Wells Fargo Home Equity, Home Equity Loan Asset-Backed Certificates, Series 2004-2, Cl. AI1B, 2.94% due 02/25/18 (c)	103,777	102,981
Other ABS - .03%
CIT Equipment Collateral, Equipment Receivable-Backed Nts., Series 2004-DFS, Cl. A2, 2.66% due 11/20/06 (a)	88,535	88,227
Embarcadero Aircraft Securitization Trust, Airplane Collateral Obligations, Series 2000-A, Cl. B, 5.469% due 08/15/25 (a)(c)(f)(r)	455,016	4,550
Student Loan ABS - .08%
Lehman XS Trust, Series 2005-2, Cl. 2A1B, 3.63% due 08/25/35 (c)	271,335	271,548
Total Asset-Backed Securities (cost: $8,740,835)		8,256,965
Mortgage-Backed Obligations - 11.79%
Government-Sponsored Enterprises - 11.74%
Fannie Mae, Unsec. Bonds, 7.25% due 05/15/30	270,000	357,321
Unsec. Nts., Zero Coupon due 10/05/07	2,440,000	2,249,770
Unsec. Nts., 4.25% due 07/15/07	740,000	734,488
Unsec. Nts., 6.625% due 09/15/09	265,000	281,785
Unsec. Nts., Series B, 7.25% due 01/15/10	500,000	544,790
3.25% due 07/31/06	475,000	471,179
5.00% due 02/01/18	227,699	225,626
5.00% due 06/01/18	156,210	154,763
5.00% due 06/01/18	142,419	141,100
5.00% due 01/01/36 (n)	4,222,000	4,090,062
5.50% due 02/01/33	515,016	511,239
5.50% due 03/01/33	126,158	125,233
5.50% due 04/01/33	505,234	501,529
5.50% due 06/01/33	681,012	676,018
5.50% due 07/01/33	448,125	444,838
5.50% due 07/01/33	811,126	805,177
5.50% due 07/01/33	217,977	216,379
5.50% due 08/01/33	376,948	374,184
5.50% due 10/01/33	40,708	40,409
5.50% due 12/01/33	67,506	67,010
5.50% due 12/01/33	88,348	87,700
5.50% due 12/01/33	160,657	159,479
5.50% due 12/01/33	71,746	71,220
5.50% due 01/01/34	200,118	198,651
5.50% due 01/01/21 (n)	4,357,000	4,382,872
5.50% due 01/01/36 (n)	8,092,000	8,011,080
6.00% due 05/15/11	1,635,000	1,729,236
6.00% due 07/01/16	84,572	86,451
6.00% due 11/01/17	254,527	260,182
6.00% due 09/01/19	540,155	552,157
6.00% due 07/01/20	620,842	634,631
6.00% due 09/01/32	681,648	689,290
6.00% due 11/01/32	239,153	241,972
6.00% due 01/01/36 (n)	888,000	896,047

Atlas Strategic Income Fund  (continued)

	face amount or units (i & j)	market value (note 1)
6.00% due 02/01/36 (n)	$300,000	$302,344
6.50% due 05/01/29	34,785	35,822
6.50% due 10/01/30	42,889	44,181
6.50% due 11/01/31	390,548	402,438
6.50% due 01/01/36 (n)	2,602,000	2,668,676
7.00% due 11/01/17	259,242	269,468
8.50% due 07/01/32	6,179	6,684
Freddie Mac, 4.50% due 05/01/19	163,265	159,086
5.00% due 01/01/36 (n)	910,000	880,709
6.00% due 10/01/22	505,663	514,805
6.00% due 07/01/24	411,052	417,774
6.50% due 04/01/18	102,605	105,448
7.00% due 06/01/29	382,617	398,771
7.00% due 03/01/31	107,412	111,906
7.00% due 10/01/31	152,379	158,754
U.S. Government Agencies - .05%
Government National Mortgage Association, 7.00% due 03/15/28	37,729	39,651
7.00% due 03/15/28	60,742	63,836
7.00% due 07/15/28	62,733	65,929
Total Mortgage-Backed Obligations (cost: $37,765,335)		37,660,150
Government-Sponsored Enterprises (Non-Mortgage-Backed) - 4.48%
Fannie Mae, Nts., 4.00% due 02/28/07	370,000	366,794
Nts., 4.75% due 12/15/10	255,000	255,003
Federal Home Loan Bank, Unsec. Bonds, Series 7407, 3.50% due 11/15/07	165,000	161,271
Unsec. Bonds, Series S906, 3.50% due 08/15/06	260,000	258,202
Freddie Mac, Nts., 3.625% due 09/15/06	1,115,000	1,106,971
Nts., 4.125% due 07/12/10	2,448,000	2,387,172
Nts., 4.375% due 11/16/07	255,000	253,306
Unsec Nts., 6.00% due 06/15/11 (b)	1,010,000	1,069,061
Unsec. Nts., 2.75% due 08/15/06	1,310,000	1,295,044
Unsec. Nts., 5.50% due 07/15/06	1,344,000	1,350,420
Unsec. Nts., 6.625% due 09/15/09	700,000	743,709
Tennessee Valley Authority, Bonds, 4.65% due 06/15/35	165,000	155,998
Bonds, 5.88% due 04/01/36	385,000	437,383
Bonds, Series A, 6.79% due 05/23/12	4,050,000	4,482,017
Total Government-Sponsored Enterprises (Non-Mortgage-Backed) (cost: $14,582,048)		14,322,351
Collateralized Mortgage Obligations - 3.67%
Banc of America Commercial Mortgage, Inc., Series 2004-E, Cl. 2A9, 3.712% due 06/25/34 (c)	4,374	4,370
Series 2005-2, Cl. A4, 4.783% due 07/10/43	290,000	284,545
Series 2005-3, Cl. A2, 4.501% due 07/10/43	240,000	234,181
Banc of America Funding Corp., Series 2004-2, Cl. 2A1, 6.50% due 07/20/32	213,668	213,767
Banc of America Mtg. Securities, Series 2004-6, Cl. A3, 4.512% due 12/10/42	190,000	183,968

Statements of Investments in Securities and Net Assets  December 31, 2005

Atlas Strategic Income Fund  (continued)

	face amount or units (i & j)	market value (note 1)
Series 2004-8, Cl. 5A1, 6.50% due 05/25/32	$159,231	$161,620
Series 2005-E, Cl. 2A2, 4.994% due 06/25/35 (c)	49,560	49,304
Bear Stearns Commercial Mortgage Securities, Inc., Series 2005-PWR7, Cl. A2, 4.945% due 02/11/41	90,000	88,954
Citigroup Mortgage Loan Trust, Inc., Series 2005-WF2, Cl. AF2, 4.922% due 08/25/35	318,698	317,498
Citigroup/Deutsche Bank Commercial Mtg. Trust, Series 2005-CD1, Cl. A4, 5.225% due 07/15/44 (g)	280,000	282,713
Countrywide Alternative Loan Trust, Series 2004-J9, Cl. 1A1, 3.64% due 10/25/34 (c)	57,167	57,175
Series 2005-J1, Cl. 3A1, 6.50% due 08/25/32	454,347	462,156
Series 2005-J3, Cl. 3A1, 6.50% due 09/25/34	105,848	107,119
Fannie Mae, Series 1996-35, Cl. Z, 7.00% due 07/25/26	263,616	274,017
Series 1998-63, Cl. PG, 6.00% due 03/25/27	5,729	5,712
Series 2001-51, Cl. OD, 6.50% due 10/25/31	275,392	283,467
Series 2003-17, Cl. EQ, 5.50% due 03/25/23	521,000	524,629
Series 2003-23, Cl. EQ, 5.50% due 04/25/23	246,000	247,639
Series 2003-4, Cl. S, 3.871% due 02/25/33 (c)(g)	174,157	18,380
Series 2005, Cl. BF, 3.991% due 08/25/35 (c)	423,070	423,881
Series 2005-100, Cl. BQ, 5.50% due 11/25/25	140,000	137,993
Fannie Mae Whole Loan, Pass-Through Certificates, Series 2004-W9, Cl. 2A2, 7.00% due 02/25/44	187,889	196,755
Fannie Mae, Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates, Series 2001-50, Cl. NE, 6.00% due 08/25/30	42,388	42,610
Series 2001-70, Cl. LR, 6.00% due 09/25/30	51,110	51,568
Series 2001-72, Cl. NH, 6.00% due 04/25/30	29,870	30,083
Series 2001-74, Cl. PD, 6.00% due 05/25/30	11,284	11,305
Series 2002-77, Cl. WF, 4.77% due 12/18/32 (c)	47,209	47,540
Series 2004-101, Cl. BG, 5.00% due 01/25/20	212,000	209,089

Atlas Strategic Income Fund  (continued)

	face amount or units (i & j)	market value (note 1)
Fannie Mae, Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security, Series 2002-28, Cl. SA, 3.421% due 04/25/32 (c)(g)	$52,111	$4,396
Series 2002-38, Cl. SO, 2.621% due 04/25/32 (c)(g)	80,124	4,630
Series 2002-39, Cl. SD, 3.63% due 03/18/32 (c)(g)	80,576	6,494
Series 2002-48, Cl. S, 3.621% due 07/25/32 (c)(g)	82,249	6,981
Series 2002-52, Cl. SL, 3.621% due 09/25/32 (c)(g)	51,705	5,659
Series 2002-53, Cl. SK, 3.721% due 04/25/32 (c)(g)	49,873	4,205
Series 2002-56, Cl. SN, 3.621% due 07/25/32 (c)(g)	113,390	9,653
Series 2002-77, Cl. IS, 3.73% due 12/18/32 (c)(g)	136,508	11,393
Fannie Mae, Interest-Only Stripped Floating Mtg.-Backed Security, Series 2001-61, Cl. SH, 3.53% due 11/18/31 (c)(g)	331,019	30,261
Series 2003-118, Cl. S, 3.721% due 12/25/33 (c)(g)	553,564	60,126
Series 2005-40, Cl. SA, 2.321% due 05/25/35 (c)(g)	1,256,205	66,148
Series 2005-40, Cl. SB, 2.371% due 05/25/35 (c)(g)	423,085	23,825
Series 2005-71, Cl. SA, 2.371% due 08/25/25 (c)(g)	439,542	25,991
Fannie Mae, Interest-Only Stripped Mtg.-Backed Security, Series 2001-63, Cl. SD, 3.53% due 12/18/31 (c)(g)	88,766	7,314
Series 2001-68, Cl. SC, 3.521% due 11/25/31 (c)(g)	63,094	5,752
Series 2001-81, Cl. S, 3.571% due 01/25/32 (c)(g)	66,698	5,766
Series 2002-77, Cl. SH, 3.73% due 12/18/32 (c)(g)	82,346	7,705
Series 2002-9, Cl. MS, 3.721% due 03/25/32 (c)(g)	98,284	8,531
Series 221, Cl. 2, 7.50% due 05/01/23 (g)	63,882	13,817
Series 240, Cl. IO, 7.00% due 09/01/23 (g)	102,481	21,149
Series 247, Cl. 2, 7.50% due 10/01/23 (g)	365,475	80,824
Series 301, Cl. 2, 6.50% due 04/01/29 (g)	107,029	23,026
Series 319, Cl. 2, 6.50% due 02/01/32 (g)	60,271	13,552
Series 321, Cl. 2, 6.50% due 03/01/32 (g)	268,824	60,168
Series 322, Cl. 2, 6.00% due 04/01/32 (g)	482,106	102,043
Series 324, Cl. 2, 6.50% due 06/01/32 (g)	359,209	78,878
Series 329, Cl. 2, 5.50% due 01/01/33 (g)	369,950	81,296
Series 333, Cl. 2, 5.50% due 03/01/33 (g)	1,578,106	350,667
Series 338, Cl. 2, 5.50% due 06/01/33 (g)	953,945	211,393
Series 350, Cl. 2, 5.50% due 02/01/34 (g)	896,448	197,123

The accompanying notes are an integral part of these financial statements.

Atlas Strategic Income Fund  (continued)

	face amount or units (i & j)	market value (note 1)
First Union/Lehman Brothers/ Bank of America, Commercial Mtg. Pass-Through Certificates, Series 1998-C2, Cl. A2, 6.56% due 11/18/35	$135,850	$139,623
Freddie Mac, Series 2326, Cl. ZP, 6.50% due 06/15/31	87,630	90,231
Series 2456, Cl. BD, 6.00% due 03/15/30	28,139	28,179
Series 3017, Cl. CF, 4.669% due 08/15/25 (c)	232,784	231,927
Freddie Mac, Gtd. Mtg. Pass-Through Participation Certificates, Series 151, Cl. F, 9.00% due 05/15/21	25,293	25,238
Freddie Mac, Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Series 1669, Cl. G, 6.50% due 02/15/23	1,691	1,688
Series 2034, Cl. Z, 6.50% due 02/15/28	68,272	70,481
Series 2053, Cl. Z, 6.50% due 04/15/28	71,626	73,761
Series 2055, Cl. ZM, 6.50% due 05/15/28	106,364	109,112
Series 2080, Cl. Z, 6.50% due 08/15/28	70,161	71,872
Series 2387, Cl. PD, 6.00% due 04/15/30	79,578	80,285
Series 2500, Cl. FD, 4.869% due 03/15/32 (c)	35,046	35,410
Series 2526, Cl. FE, 4.769% due 06/15/29 (c)	40,192	40,457
Series 2551, Cl. FD, 4.769% due 01/15/33 (c)	30,340	30,604
Series 2583, Cl. KA, 5.50% due 03/15/22	153,359	153,556
Freddie Mac, Interest-Only Stripped Floating Mtg.-Backed Security, Series 3000, Cl. SE, 1.78% due 07/15/25 (c)(g)	693,203	24,901
Freddie Mac, Interest-Only Stripped Mtg.-Backed Security, Series 177, Cl. IO, 7.00% due 07/01/26 (g)	168,853	35,660
Series 192, Cl. IO, 6.50% due 02/01/28 (g)	32,524	6,587
Series 200, Cl. IO, 6.50% due 01/01/29 (g)	37,585	8,100
Series 205, Cl. IO, 7.00% due 09/01/29 (g)	194,283	45,305
Series 2074, Cl. S, 4.33% due 07/17/28 (c)(g)	42,239	4,007
Series 2079, Cl. S, 4.33% due 07/17/28(c)(g)	66,304	6,508
Series 208, Cl. IO, 7.00% due 06/01/30 (g)	149,327	28,479
Series 2526, Cl. SE, 3.731% due 06/15/29 (c)(g)	99,225	6,736
Series 2819, Cl. S, 3.231% due 06/15/34 (c)(g)	899,401	64,965
Series 2920, Cl. S, 2.331% due 01/15/35 (c)(g)	649,396	30,986
GE Capital Commercial Mortgage Corp., Series 2005-C1, Cl. A3, 4.578% due 06/10/48	80,000	77,819
Series 2005-C3, Cl. A2, 4.853% due 07/10/45	140,000	138,857

Atlas Strategic Income Fund  (continued)

	face amount or units (i & j)	market value (note 1)
GMAC Commercial Mortgage Securities, Inc., Commercial Mtg. Pass-Through Certificates, Series 1997-C1, Cl. A3, 6.869% due 07/15/29	$77,766	$79,489
Series 2004-C3, Cl. A4, 4.547% due 12/10/41	120,000	116,157
Government National Mortgage Association, Interest-Only Stripped Mtg.-Backed Security, Series 1998-19, Cl. SB, 4.33% due 07/16/28 (c)(g)	132,068	12,455
Series 1998-6, Cl. SA, 4.12% due 03/16/28 (c)(g)	80,119	4,392
Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Cl. A2, 5.117% due 04/10/37	160,000	160,389
Greenwich Capital Commercial Funding Corp., Commercial Mtg. Pass-Through Certificates, Series 2005-GG3, Cl. A2, 4.305% due 08/10/42	170,000	165,539
GS Mortgage Securities Corp. II, Series 2004-C1, Cl. A1, 3.659% due 10/10/28	137,513	133,181
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP2, Cl. A2, 4.575% due 07/15/42	60,000	58,837
Series 2005-LDP4, Cl. A2, 4.79% due 10/15/42	210,000	207,596
Lehman Brothers/UBS Commercial Mtg. Trust, Series 2005-C5, Cl. A2, 4.885% due 09/15/40	170,000	169,004
Lehman XS Trust, Series 2005-10, Cl. 2A3B, 5.55% due 01/25/36	160,000	159,975
Master Alternative Loan Trust, Collateralized Pass-Through Certificates, Series 2004-6, Cl. 10A1, 6.00% due 07/25/34	260,613	261,879
Series 2004-9, Cl. A3, 4.70% due 08/25/34	220,000	218,859
Morgan Stanley Capital I, Inc., Commercial Mtg. Pass-Through Certificates, Series 1996-C1, Cl. F, 7.419% due 02/15/28 (a)(c)	97,137	96,923
Series 1997-XL1, Cl. G, 7.695% due 10/03/30 (a)	60,000	45,510
NC Finance Trust, Series 1999-1, Cl. D, 8.75% due 01/25/29 (f)	54,708	12,583
Nomura Asset Securities Corp., Commercial Mtg. Pass-Through Certificates, Series 1998-D6, Cl. A1B, 6.59% due 03/15/30	170,000	175,699
Prudential Mortgage Capital Co. II LLC, Commercial Mtg. Pass-Through Certificates, Series PRU-HTG 2000-C1, Cl. A2, 7.306% due 10/06/15 (a)	191,000	208,835

Statements of Investments in Securities and Net Assets  December 31, 2005

Atlas Strategic Income Fund  (continued)

	face amount or units (i & j)	market value (note 1)
Salomon Brothers Mortgage Securities VII, Inc., Commercial Mtg. Pass-Through Certificates, Series 1996-C1, Cl. F, 8.421% due 01/20/28 (c)(f)	250,000	$205,000
Wachovia Bank Commercial Mtg. Trust, Series 2005-C17, Cl. A2, 4.782% due 03/15/42	280,000	276,736
Series 2005-C20, Cl. A5, 5.087% due 07/15/42	170,000	168,779
Washington Mutual, Inc., Series 2005-AR5, Cl. A1, 4.852% due 05/25/35 (c)	215,675	215,520
Series 2005-AR8, Cl. 2AB1, 4.63% due 07/25/45 (c)	277,848	277,761
Wells Fargo, Mtg. Related Pass-Through Certificates, Series 2004-DD, Cl. 2A1, 4.548% due 01/25/35 (c)	162,915	162,416
Total Collateralized Mortgage Obligations (cost: $12,272,087)		11,735,652
U.S. Government Obligations - 3.87%
Residual Funding Corp., Strip Principal, Zero Coupon due 01/15/21	1,910,000	934,890
U.S. Treasury Bonds, 5.50% due 08/15/28	146,000	164,164
6.25% due 05/15/30 (l)	503,000	624,702
9.25% due 02/15/16 (q)	1,802,000	2,497,248
U.S. Treasury Notes, 2.50% due 09/30/06	1,110,000	1,094,347
2.50% due 10/31/06	915,000	900,882
3.625% due 06/15/10	1,530,000	1,484,877
6.50% due 02/15/10 (k)	4,134,000	4,459,391
U.S. Treasury STRIPS, Zero Coupon due 02/15/16	310,000	196,625
Total U.S. Government Obligations (cost: $12,381,263)		12,357,126
Foreign Government Obligations - 26.06%
Argentina - 1.02%
Argentina (Republic of), Zero Coupon Unsec. Unsub. Bonds, Series GDP due 12/15/35 (ARS) (f)	2,459,196	39,298
1.20% Bonds due 12/31/38 (EUR) (c)	450,000	171,959
1.33% Multi-Coupon Nts. due 12/31/38 (e)	425,000	140,250
2.00% Bonds due 09/30/14 (ARS) (f)	621,000	206,470
4.005% Bonds due 08/03/12 (c)	2,442,125	1,912,184
5.83% Unsec. Unsub. Bonds due 12/31/33 (ARS) (f)	880,298	340,493
Buenos Aires (Province of), 1.613% Bonds, Bonos de Consolidacion de Deudas, Series PBA1 due 04/01/07 (ARS) (r)	14,880	6,288
Central Bank of Argentina, 2.00% Bonds due 02/04/18 (ARS) (f)	883,200	428,660
Australia - .94%
Queensland Treasury Corp., 6.00% Unsec. Nts., Series 09G due 07/14/09 (AUD)	4,010,000	3,001,425

Atlas Strategic Income Fund  (continued)

	face amount or units (i & j)	market value (note 1)
Austria - .71%
Austria (Republic of), 3.80% Nts. due 10/20/13 (EUR)	$1,840,000	$2,261,974
Belgium - .55%
Belgium (Kingdom of), 5.75% Bonds, Series 28 due 03/28/08 (EUR)	1,400,000	1,757,279
Brazil - 1.80%
Brazil (Federal Republic of), 5.25% 15 yr. Bonds due 04/15/09 (c)	4,118	4,092
7.875% Bonds due 03/07/15	300,000	319,500
8.00% Bonds due 01/15/18	1,361,000	1,465,797
8.25% Bonds due 01/20/34	490,000	520,135
8.75% Bonds due 02/04/25	1,650,000	1,823,250
12.50% Bonds due 01/05/16 (BRL)	2,680,000	1,153,490
15.45% Bonds due 01/02/14	505,051	475,715
Bulgaria - .22%
Bulgaria (Republic of), 8.25% Bonds due 01/15/15 (a)	280,000	337,400
8.25% Bonds due 01/15/15	295,000	356,242
Cayman Islands - .16%
Pioneer 2002 Ltd., 8.741% Sec. Nts., Series 2002-I, Cl. E-A due 06/15/06 (a)(c)	250,000	253,025
10.491% Sec. Nts., Series 2003-II, Cl. A due 06/15/06 (a)(c)(f)	250,000	248,275
Colombia - 1.11%
Colombia (Republic of), Zero Coupon Bonds due 08/03/20 (b)	1,679,662	470,063
8.125% Bonds due 05/21/24	1,035,000	1,117,800
8.25% Nts. due 12/22/14	322,000	357,420
10.75% Nts. due 01/15/13	300,000	372,000
11.75% Nts. due 03/01/10 (COP)	1,028,000,000	505,372
12.00% Bonds due 10/22/15 (COP)	1,394,000,000	722,716
Dominican Republic - .15%
Dominican Republic, 9.04% Unsec. Unsub. Bonds, Series REGS due 01/23/18	139,012	146,136
9.50% Unsec. Unsub. Bonds due 09/27/11 (a)(b)	314,250	331,534
Egypt - .08%
Egypt (Republic of), Zero Coupon Bonds due 01/17/06 (EGP)	1,470,000	255,105
El Salvador - .07%
El Salvador (Republic of), 7.625% Bonds due 09/21/34 (a)	200,000	216,500
Germany - 1.09%
Bundesrepublic Deutschland, 4.00% Bonds due 07/04/09 (EUR)	440,000	537,590
Germany (Republic of), 4.50% Bonds, Series 140 due 08/17/07 (EUR)	390,000	473,278
5.25% Bonds due 01/04/11 (EUR)	1,910,000	2,482,867
Great Britain - 2.27%
United Kingdom, 4.00% Treasury Nts. due 03/07/09 (GBP)	4,245,000	7,252,799
Guatemala - .04%
Guatemala (Republic of), 10.25% Nts. due 11/08/11 (a)	80,000	95,200
10.25% Nts. due 11/08/11	30,000	35,700

The accompanying notes are an integral part of these financial statements.

Atlas Strategic Income Fund  (continued)

	face amount or units (i & j)	market value (note 1)
Indonesia - .32%
Indonesia (Republic of), 6.75% Bonds due 03/10/14 (a)	$30,000	$29,925
7.25% Nts. due 04/20/15 (a)	50,000	51,312
8.50% Unsec. Nts. due 10/12/35 (a)(f)	880,000	957,000
Ireland - .09%
Cloverie PLC, 8.741% Sec. Nts., Series 2005-93 due 12/20/10	300,000	300,000
Israel - .36%
Israel (State of), 7.50% Bonds, Series 2682 due 03/31/14 (ILS)	4,720,000	1,167,908
Italy - .48%
Italy (Republic of), 4.25% Treasury Bonds, Buoni del Tesoro Poliennali due 02/01/19 (EUR)	1,205,000	1,520,354
Japan - 4.54%
Japan (Government of), 0.20% 2 yr. Bonds, Series 237 due 10/15/07 (JPY)	1,078,000,000	9,128,409
1.40% 10 yr. Bonds, Series 239 due 06/20/12 (JPY)	309,000,000	2,668,980
2.00% 20 yr. Bonds, Series 81 due 09/20/25 (JPY)	318,000,000	2,700,165
Malaysia - .34%
Johor Corp., Malaysia (State of) Bonds, 1.00% Series P3 due 07/31/12 (MYR) (e)(f)	2,720,000	743,982
Malaysia (Government of), 4.72% Bonds, Series 2/05 due 09/30/15 (MYR)	1,260,000	349,480
Mexico - 1.82%
United Mexican States, Zero Coupon Bonds, Series B1 due 04/12/06 (MXN)	2,780,000	255,106
6.75% Unsec. Unsub. Nts., Series 6BR due 06/06/06 (MXN)	30,000,000	260,930
6.75% Unsec. Unsub. Nts., Series 6RG due 06/06/06 (MXN)	33,000,000	287,219
7.50% Bonds due 01/14/12 (k)	770,000	858,550
7.50% Bonds due 04/08/33	280,000	331,520
8.00% Bonds, Series M20 due 12/07/23 (MXN)	8,570,000	758,919
8.00% Bonds, Series MI10 due 12/19/13 (MXN)	6,327,000	587,086
8.30% Bonds due 08/15/31	150,000	192,750
9.50% Bonds, Series MI10 due 12/18/14 (MXN)	7,285,100	737,835
10.00% Bonds, Series M20 due 12/05/24 (MXN)	4,930,000	524,506
10.50% Bonds, Series M10 due 07/14/11 (MXN)	9,550,000	1,028,254
New Zealand - .86%
New Zealand (Government of), 6.00% Bonds, Series 708 due 07/15/08 (NZD)	4,000,000	2,735,132

Atlas Strategic Income Fund  (continued)

	face amount or units (i & j)	market value (note 1)
Nigeria - .02%
Nigeria (Federal Republic of), 5.092% Promissory Nts., Series RC due 01/05/10	$62,324	$53,237
Panama - .70%
Panama (Republic of), 8.125% Bonds due 04/28/34	1,740,000	1,940,100
9.375% Bonds due 04/01/29	245,000	308,087
Peru - 1.65%
Peru (Republic of), Zero Coupon Sr. Nts. due 02/28/16	207,771	108,837
5.00% Past Due Interest Bonds due 03/07/17	820,000	785,150
7.34% Bonds due 08/12/16 (PEN)	3,850,000	1,078,022
7.35% Bonds due 07/21/25	460,000	453,100
7.84% Bonds due 08/12/20 (PEN)	1,890,000	525,309
8.375% Bonds due 05/03/16	110,000	120,725
8.60% Bonds due 08/12/17 (PEN)	1,180,000	352,916
8.75% Unsec. Unsub. Bonds due 11/21/33	615,000	691,875
9.00% Bonds, Series 2 due 01/31/12 (PEN)	450,000	142,514
9.91% Bonds due 05/05/15 (PEN)	2,580,000	845,075
12.25% Bonds, Series 8-1 due 08/10/11 (PEN)	486,000	174,796
Philippines - .27%
Philippines (Republic of), 8.00% Nts. due 01/15/16	200,000	209,000
8.25% Nts. due 01/15/14	133,000	141,479
8.375% Bonds due 02/15/11	131,000	141,480
9.50% Bonds due 02/02/30	319,000	374,825
Poland - .35%
Poland (Republic of), Zero Coupon Bonds due 08/12/07 (PLN)	1,790,000	512,624
5.00% Bonds, Series DS1013 due 10/24/13 (PLN)	1,610,000	494,985
5.75% Bonds, Series WS0922 due 09/23/22 (PLN)	340,000	112,068
Russia - .50%
Ministry Finance of Russia, 3.00% Debs., Series VII due 05/14/11	410,000	364,654
Russian Federation, 3.00% Debs., Series V due 05/14/08	1,300,000	1,232,920
South Africa - .89%
South Africa (Republic of), 8.00% Bonds, Series R204 due 12/21/18 (ZAR)	1,050,000	172,976
8.25% Bonds, R203 due 09/15/17 (ZAR)	1,000,000	167,000
10.50% Bonds, Series R186 due 12/21/26 (ZAR)	6,590,000	1,416,922
13.00% Bonds, Series R153 due 08/31/10 (ZAR)	2,800,000	537,140
13.50% Bonds, Series R157 due 09/15/15 (ZAR)	2,430,000	538,894
Spain - 1.19%
Spain (Kingdom of), 5.35% Bonds, Bonos y Obligacion del Estado due 10/31/11 (EUR)	1,500,000	1,978,513
5.75% Bonds, Bonos y Obligacion del Estado due 07/30/32 (EUR)	1,135,000	1,837,284

Statements of Investments in Securities and Net Assets  December 31, 2005

Atlas Strategic Income Fund  (continued)

	face amount or units (i & j)	market value (note 1)
Turkey - .62%
Turkey (Republic of), 7.25% Nts. due 03/15/15	$1,075,000	$1,131,438
7.25% Nts. due 03/15/15	315,000	331,538
8.00% Nts. due 02/14/34	470,000	517,588
Uruguay - .15%
Uruguay (Republic of), 8.00% Unsec. Nts. due 11/18/22 (b)	455,000	465,238
Venezuela - .70%
Venezuela (Republic of), 7.00% Nts. due 03/16/15 (EUR)	450,000	561,859
9.25% Bonds due 09/15/27	1,410,000	1,670,850
Total Foreign Government Obligations (cost: $81,520,353)		83,261,621
Loan Participations - .67%
Algeria (Republic of), Loan Participation Nts., 4.813% due 03/04/10 (c)	106,911	106,377
Credit Suisse First Boston International, Export-Import Bank of Ukraine, Loan Participation Nts., 6.80% due 10/04/12	130,000	127,582
Deutsche Bank AG, Indonesia (Republic of), Loan Participation Nts., 2.60% due 01/25/06	445,000	441,663
Kuznetski Capital for Bank of Moscow, Loan Participation Nts., 7.375% due 11/26/10 (a)(f)	600,000	620,040
UBS Luxembourg SA for Sberbank, Sub. Loan Participation Nts., 6.23% due 02/11/15 (c)	850,000	857,964
Total Loan Participations (cost: $2,116,708)		2,153,626
Corporate Bonds and Notes - 30.07%
Advertising - .28%
Lamar Media Corp., 6.625% Sr. Nts. due 08/15/15	254,000	254,952
R.H. Donnelley Corp., 6.875% Sr. Nts. due 01/15/13	200,000	184,250
R.H. Donnelley Finance Corp. I, 10.875% Sr. Sub. Nts. due 12/15/12 (a)	100,000	112,750
Vertis, Inc., 9.75% Sr. Sec. Nts. due 04/01/09	250,000	259,062
10.875% Sr. Unsec. Nts., Series B due 06/15/09	100,000	98,500
Aerospace & Defense - .33%
Alliant Techsystems, Inc., 8.50% Sr. Unsec. Sub. Nts. due 05/15/11 (f)	200,000	210,000
BE Aerospace, Inc., 8.00% Sr. Unsec. Sub. Nts., Series B due 03/01/08	100,000	100,000
8.50% Sr. Unsec. Nts. due 10/01/10	100,000	106,750
8.875% Sr. Unsec. Sub. Nts. due 05/01/11	113,000	118,650
L-3 Communications Corp., 5.875% Sr. Sub. Nts. due 01/15/15	208,000	201,760
6.125% Sr. Sub. Nts. due 01/15/14	100,000	99,000
6.375% Sr. Sub. Nts. due 10/15/15 (a)	205,000	204,487
Agriculture - .03%
Hines Nurseries, Inc., 10.25% Sr. Unsec. Sub. Nts. due 10/01/11	100,000	98,000

Atlas Strategic Income Fund  (continued)

	face amount or units (i & j)	market value (note 1)
Air Freight & Couriers - .01%
AMR Corp., 9.00% Debs. due 08/01/12	$50,000	$43,375
Airlines - .01%
ATA Holdings Corp., 13.00% Sr. Nts. due 02/01/09 (e)(r)	472,000	18,880
Apparel - .27%
Levi Strauss & Co., 7.00% Nts. due 11/01/06	200,000	200,000
8.804% Sr. Nts. due 04/01/12 (c)	150,000	151,125
9.75% Sr. Nts. due 01/15/15	220,000	228,800
Oxford Industries, Inc., 8.875% Sr. Nts. due 06/01/11 (f)	100,000	101,875
Quiksilver, Inc., 6.875% Sr. Nts. due 04/15/15	105,000	101,062
Russell Corp., 9.25% Sr. Unsec. Nts. due 05/01/10	75,000	76,031
Auto Manufacturers - .12%
Ford Motor Co., 7.45% Unsec. Nts. due 07/16/31	200,000	136,000
General Motors Corp., 8.375% Sr. Unsec. Debs. due 07/15/33	100,000	66,000
Navistar International Corp., 6.25% Sr. Nts. due 03/01/12 (b)	5,000	4,475
7.50% Sr. Nts. due 06/15/11	200,000	190,500
Auto Parts & Equipment - .49%
Affinia Group, Inc., 9.00% Sr. Nts. due 11/30/14	75,000	59,250
Dura Operating Corp., 9.00% Sr. Unsec. Sub. Nts., Series D due 05/01/09	300,000	169,500
Eagle-Picher, Inc., 9.75% Sr. Nts. due 09/01/13 (r)	30,000	22,800
Goodyear Tire & Rubber Co. (The), 7.857% Unsec. Nts. due 08/15/11	275,000	268,125
9.00% Sr. Nts. due 07/01/15 (a)	330,000	325,050
Rexnord Corp., 10.125% Sr. Unsec. Sub. Nts. due 12/15/12	50,000	53,750
Tenneco Automotive, Inc., 8.625% Sr. Sub. Nts. due 11/15/14	300,000	283,500
10.25% Sr. Sec. Nts. due 07/15/13	50,000	54,625
TRW Automotive, Inc., 9.375% Sr. Nts. due 02/15/13	45,000	48,712
11.00% Sr. Sub. Nts. due 02/15/13	32,000	35,920
UIS, Inc., 9.375% Sr. Sub. Nts. due 06/15/13	50,000	49,750
Visteon Corp., 7.00% Sr. Unsec. Nts. due 03/10/14	75,000	57,937
8.25% Sr. Nts. due 08/01/10	150,000	127,500
Banks - 1.05%
Banco BMG SA, 9.15% Nts. due 01/15/16 (a)(b)(f)	635,000	626,110
Dresdner Bank AG Ukreximbank, 8.75% Nts. due 02/10/10	280,000	290,850
HSBC Bank PLC, Zero Coupon Sr. Unsec. Nts. due 03/09/09	770,000	536,582
Zero Coupon Sr. Unsec. Nts. due 07/08/09	770,000	579,071

The accompanying notes are an integral part of these financial statements.

Atlas Strategic Income Fund  (continued)

	face amount or units (i & j)	market value (note 1)
Zero Coupon Sr. Unsec. Nts. due 01/12/10	$1,020,000	$672,047
ING Bank NV, 11.89% Nts. due 12/30/09 (UAH) (a)(f)	1,638,000	369,876
Inter-American Development Bank, 3.95% Nts. due 01/25/12 (COP) (c)	389,071,429	168,121
6.26% Nts. due 12/08/09 (BRL) (c)	300,000	119,929
Beverages - .09%
Argentine Beverages Financial Trust, 7.375% Bonds due 03/22/12 (a)(f)	175,000	175,000
Constellation Brands, Inc., 8.125% Sr. Sub. Nts. due 01/15/12	100,000	104,000
Building Materials - .11%
Associated Materials, Inc., 9.75% Sr. Unsec. Sub. Nts. due 04/15/12	75,000	72,375
Dayton Superior Corp., 13.00% Sr. Unsec. Sub. Nts. due 06/15/09	50,000	37,750
Goodman Global Holding Co., Inc., 7.875% Sr. Sub. Nts. due 12/15/12 (a)	110,000	102,300
NTK Holdings, Inc., Zero Coupon Sr. Disc. Nts. due 03/01/14	250,000	156,250
Chemicals - .94%
Crompton Corp., 9.875% Sr. Nts. due 08/01/12	125,000	142,656
Equistar Chemicals LP, 8.75% Sr. Unsec. Nts. due 02/15/09	150,000	157,875
Equistar Chemicals LP/Equistar Funding Corp., 10.125% Sr. Nts. due 09/01/08	13,000	14,105
10.625% Sr. Nts. due 05/01/11	150,000	165,000
Huntsman Corp. LLC, 11.50% Sr. Nts. due 07/15/12	99,000	112,117
11.625% Sr. Unsec. Nts. due 10/15/10	3,000	3,416
Huntsman Corp./ICI Chemical Co. PLC, 10.125% Sr. Unsec. Sub. Nts. due 07/01/09	304,000	313,880
Huntsman International LLC, 7.375% Sr. Sub. Nts. due 01/01/15 (a)	300,000	289,500
9.875% Sr. Unsec. Nts. due 03/01/09	525,000	553,875
IMC Global, Inc., 10.875% Sr. Nts. due 08/01/13	13,000	14,934
Innophos, Inc., 9.625% Multi-Coupon Sr. Sub. Nts. due 08/15/14 (a)	150,000	151,125
ISP Holdings, Inc., 10.625% Sr. Sec. Nts. due 12/15/09	100,000	105,000
Lyondell Chemical Co., 9.50% Sec. Nts. due 12/15/08 (f)	7,000	7,332
9.625% Sr. Sec. Nts., Series A due 05/01/07	200,000	208,750
10.50% Sr. Sec. Nts. due 06/01/13	125,000	142,031
Millennium America, Inc., 9.25% Sr. Nts. due 06/15/08	50,000	53,937
Resolution Performance Products LLC/RPP Capital Corp., 8.00% Sr. Sec. Nts. due 12/15/09	100,000	102,000
13.50% Sr. Sub. Nts. due 11/15/10	50,000	52,875
Rhodia SA, 10.25% Sr. Nts. due 06/01/10	95,000	104,025

Atlas Strategic Income Fund  (continued)

	face amount or units (i & j)	market value (note 1)
Rockwood Specialties Group, 7.50% Sub. Nts. due 11/15/14	$50,000	$49,812
Sterling Chemicals, Inc., 10.00% Sr. Sec. Nts. due 12/19/07 (f)	31,776	30,505
Sterling Chemicals, Inc., Escrow Shares, Zero Coupon Sr. Sub. Nts. due 08/15/06 (f)(m)	200,000	—
Tronox Worldwide/Finance, 9.50% Sr. Nts. due 12/01/12 (a)	160,000	163,200
Westlake Chemical Corp., 8.75% Sr. Unsec. Nts. due 07/15/11	66,000	70,620
Coal - .17%
Foundation PA Coal Co., 7.25% Gtd. Sr. Nts. due 08/01/14	200,000	206,750
Massey Energy Co., 6.625% Sr. Nts. due 11/15/10	50,000	50,812
6.875% Sr. Nts. due 12/15/13 (a)	80,000	80,700
Peabody Energy Corp., 6.875% Sr. Nts., Series B due 03/15/13	200,000	208,000
Commercial Services - .82%
Alderwoods Group, Inc., 7.75% Sr. Nts. due 09/15/12	150,000	155,250
Comforce Operating, Inc., 12.00% Sr. Nts., Series B due 12/01/07 (f)	50,000	49,812
Corrections Corp. of America, 6.25% Sr. Nts. due 03/15/13	155,000	153,450
7.50% Sr. Nts. due 05/01/11	100,000	103,500
DI Finance/Dyncorp International, 9.50% Sr. Sub. Nts., Series B due 02/15/13	195,000	202,800
Great Lakes Dredge & Dock Corp., 7.75% Sr. Sub. Nts. due 12/15/13	70,000	63,087
Hertz Corp., 8.875% Sr Nts. due 01/01/14 (a)	320,000	326,000
10.50% Sr. Sub. Nts. due 01/01/16 (a)	120,000	123,600
Iron Mountain, Inc., 7.75% Sr. Unsec. Sub. Nts. due 01/15/15	100,000	100,750
Mail-Well I Corp., 7.875% Sr. Sub. Nts. due 12/01/13	400,000	386,000
9.625% Sr. Unsec. Nts. due 03/15/12	100,000	108,000
Quintiles Transnational Corp., 10.00% Sr. Sub. Nts. due 10/01/13	100,000	111,500
SGS International, Inc., 12.00% Sr. Sub Nts. due 12/15/13 (a)	160,000	160,263
United Rentals North America, Inc., 7.00% Sr. Sub. Nts. due 02/15/14	600,000	561,000
Computers - .24%
Seagate Technology HDD Holdings, 8.00% Sr. Unsec. Nts. due 05/15/09	100,000	105,000
Sungard Data Systems, Inc., 9.125% Sr. Unsec. Nts. due 08/15/13 (a)	315,000	326,025
10.25% Sr. Sub. Nts. due 08/15/15 (a)	345,000	345,000
Cosmetics & Personal Care - .02%
Elizabeth Arden, Inc., 7.75% Sr. Sub. Nts. due 01/15/14	75,000	75,750
Diversified Financial Services - 2.81%
AES Red Oak LLC, 8.54% Sr. Sec. Bonds, Series A due 11/30/19 (f)	274,637	302,101
Alamosa Delaware, Inc., 8.50% Sr. Sec. Nts. due 01/31/12	200,000	216,250

Statements of Investments in Securities and Net Assets  December 31, 2005

Atlas Strategic Income Fund  (continued)

	face amount or units (i & j)	market value (note 1)
11.00% Sr. Unsec. Nts. due 07/31/10	$13,000	$14,657
12.50% Sr. Unsec. Nts. due 02/01/11	300,000	324,000
Arbor I Ltd., 19.991% Nts. due 06/15/06 (a)(c)(f)	250,000	250,450
BCP Crystal Holdings Corp., 9.625% Sr. Sub. Nts. due 06/15/14	277,000	308,162
Cascadia Ltd., 7.582% Nts. due 06/13/08 (a)(c)(f)	250,000	249,250
CCM Merger, Inc., 8.00% Nts. due 08/01/13 (a)	240,000	230,400
Credit Suisse First Boston, Inc., Zero Coupon Nts., Series A due 07/05/06 (TRY)	480,000	332,207
Crystal U.S. Holdings, Inc., 10.50% Sr. Disc. Nts., Series B due 10/01/14	190,000	138,225
E*Trade Financial Corp., 7.375% Sr. Nts. due 09/15/13 (a)	47,000	47,587
8.00% Nts. due 06/15/11 (a)	135,000	140,400
Ford Motor Credit Co., 5.625% Nts. due 10/01/08	350,000	307,108
5.80% Sr. Nts. due 01/12/09	200,000	174,468
7.25% Sr. Nts. due 10/25/11	100,000	86,386
7.375% Unsec. Nts. due 10/28/09	100,000	88,689
General Motors Acceptance Corp., 5.85% Sr. Unsub. Nts. due 01/14/09 (b)	200,000	178,925
6.875% Nts. due 09/15/11	100,000	91,194
7.25% Nts. due 03/02/11	250,000	229,784
8.00% Bonds due 11/01/31	200,000	191,576
Global Cash Access LLC/Global Cash Finance Corp., 8.75% Sr. Sub. Nts. due 03/15/12	98,000	104,247
JP Morgan Jersey Ltd., Zero Coupon Medium-Term Nts. due 01/02/15 (BRL)	2,670,000	320,007
Milacron Escrow Corp., 11.50% Sr. Sec. Nts. due 05/15/11	300,000	256,500
Morgan Stanley, Zero Coupon Nts. due 05/20/10	750,000	806,452
Ongko International Finance Co. BV, 10.50% Sec. Nts. due 03/29/10 (a)(f)(m)(r)	40,000	-
Petroleum Export Ltd./Cayman SPV, 5.265% Sr. Nts. due 06/15/11 (a)	1,355,000	1,342,141
Rainbow National Services LLC, 8.75% Gtd. Sr. Nts. due 09/01/12 (a)	200,000	213,000
Redwood Capital V Ltd., 8.265% Nts. due 01/09/07 (a)(c)(f)	500,000	486,950
Sensus Metering Systems, Inc., 8.625% Sr. Sub. Nts. due 12/15/13	250,000	221,250
UCAR Finance, Inc., 10.25% Sr. Unsec. Nts. due 02/15/12	100,000	105,625
Universal City Development Partners, 11.75% Sr. Nts. due 04/01/10	100,000	112,125
Universal City Florida Holding Co., 8.375% Sr. Nts. due 05/01/10	50,000	48,875
9.00% Sr. Nts. due 05/01/10 (c)	50,000	50,250
VTB Capital SA, 6.25% Sr. Nts. due 06/30/35 (a)	980,000	997,150
Electric - 1.03%
AES Corp. (The), 8.75% Sr. Sec. Nts. due 05/15/13 (a)	150,000	163,312

Atlas Strategic Income Fund  (continued)

	face amount or units (i & j)	market value (note 1)
Calpine Corp., 9.90% Sr. Sec. Nts. due 07/15/07 (a)	$178,883	$145,342
CMS Energy Corp., 7.50% Sr. Nts. due 01/15/09	13,000	13,390
7.75% Sr. Nts. due 08/01/10	50,000	52,437
8.50% Sr. Nts. due 04/15/11	100,000	108,875
Edison Mission Energy, 9.875% Sr. Unsec. Nts. due 04/15/11	100,000	116,625
Eletropaulo Metropolitana, 19.125% Nts. due 06/28/10 (BRL) (a)(f)	395,000	179,315
FPL Energy National Wind Power, 5.608% Sec. Nts. due 03/10/24 (a)	87,969	87,642
6.125% Sec. Nts. due 03/25/19 (a)	53,565	52,411
Midwest Generation LLC, 8.75% Sr. Sec. Nts. due 05/01/34	700,000	770,875
Mirant Mid-Atlantic LLC, Mtg. Related Pass-Through Certificates, 8.625% Nts., Series A due 06/30/12	130,307	139,754
Mirant North America LLC, 7.375% Sr. Nts. due 12/31/13 (a)	65,000	65,731
MSW Energy Holdings LLC/MSW Energy Finance Co., Inc., 7.375% Sr. Sec. Nts. due 09/01/10	100,000	102,750
8.50% Sr. Sec. Nts. due 09/01/10	50,000	53,250
Northwestern Corp., 5.875% Sec. Nts. due 11/01/14	30,000	30,056
NRG Energy, Inc., 8.00% Sr. Nts. due 12/15/13	389,000	433,735
Reliant Resources, Inc., 9.25% Sr. Sec. Nts. due 07/15/10	363,000	363,000
9.50% Sr. Sec. Nts. due 07/15/13	100,000	100,250
Sierra Pacific Resources, 6.75% Sr. Nts. due 08/15/17 (a)	193,000	192,035
Texas Genco LLC/Texas Genco Financing Corp., 6.875% Sr. Nts. due 12/15/14 (a)	105,000	113,662
Electrical Components & Equipment - .16%
Flextronics International Ltd., 6.25% Sr. Sub. Nts. due 11/15/14	400,000	394,500
General Cable Corp., 9.50% Sr. Nts. due 11/15/10 (f)	100,000	106,000
Electronics - .11%
Sanmina-SCI Corp., 6.75% Sr. Nts. due 03/01/13	210,000	199,762
Stoneridge, Inc., 11.50% Sr. Unsec. Nts. due 05/01/12	150,000	152,625
Entertainment - 1.63%
AMC Entertainment, Inc., 8.00% Sr. Unsec. Sub. Nts. due 03/01/14	300,000	271,500
9.50% Sr. Unsec. Sub. Nts. due 02/01/11	70,000	68,862
American Casino & Entertainment Properties LLC, 7.85% Sr. Sec. Nts. due 02/01/12	200,000	205,000
Carmike Cinemas, Inc., 7.50% Sr. Sub. Nts. due 02/15/14	200,000	187,250
Cinemark USA, Inc., 9.00% Sr. Sub. Nts. due 02/01/13	100,000	105,750
9.75% Sr. Disc. Nts. due 03/15/14	400,000	296,000
Gaylord Entertainment Co., 8.00% Sr. Nts. due 11/15/13	100,000	104,750

The accompanying notes are an integral part of these financial statements.

Atlas Strategic Income Fund  (continued)

	face amount or units (i & j)	market value (note 1)
Greektown Holdings, 10.75% Sr. Nts. due 12/01/13 (a)	$240,000	$238,200
Intrawest Corp., 7.50% Sr. Nts. due 10/15/13 (f)	250,000	253,125
Isle of Capri Casinos, Inc., 7.00% Sr. Sub. Nts. due 03/01/14	300,000	292,500
9.00% Sr. Unsec. Nts. due 03/15/12	275,000	290,812
Loews Cineplex Entertainment Corp., 9.00% Sr. Nts. due 08/01/14	175,000	176,750
Mohegan Tribal Gaming Authority, 6.125% Sr. Nts. due 02/15/13	75,000	73,687
6.375% Sr. Sub. Nts. due 07/15/09	100,000	100,625
6.875% Sr. Nts. due 02/15/15	210,000	211,575
8.00% Sr. Unsec. Sub. Nts. due 04/01/12	200,000	210,500
NCL Corp., 10.625% Sr. Nts. due 07/15/14	150,000	154,875
Penn National Gaming, Inc., 6.75% Sr. Sub. Nts. due 03/01/15	80,000	78,600
6.875% Sr. Sub. Nts. due 12/01/11	100,000	101,000
8.875% Sr. Sub. Nts. due 03/15/10	300,000	315,000
Pinnacle Entertainment, Inc., 8.25% Sr. Sub. Nts. due 03/15/12	425,000	439,344
Six Flags, Inc., 8.875% Sr. Nts. due 02/01/10	200,000	195,000
9.625% Sr. Nts. due 06/01/14	113,000	109,892
9.75% Sr. Nts. due 04/15/13	100,000	98,125
Vail Resorts, Inc., 6.75% Sr. Sub. Nts. due 02/15/14	300,000	300,000
WMG Holdings Corp., 0%/9.50% Sr. Disc. Nts. due 12/15/14 (d)	473,000	331,100
Environmental Control - .37%
Allied Waste North America, Inc., 7.25% Sr. Nts. due 03/15/15	100,000	101,000
7.375% Sr. Sec. Nts., Series B due 04/15/14	400,000	389,000
8.875% Sr. Nts., Series B due 04/01/08	200,000	211,000
9.25% Sr. Nts., Series B due 09/01/12	300,000	324,750
Imco Recycling, Inc., 10.375% Sr. Sec. Nts. due 10/15/10	150,000	163,875
Financial Services - .04%
JP Morgan Chase Bank N.A., Zero Coupon Credit Linked Sr. Nts., Series 2005-46 due 09/02/15 (a)	359,777	143,011
Food - .31%
American Seafoods Group LLC, 10.125% Sr. Unsec. Sub. Nts. due 04/15/10	100,000	105,375
Del Monte Corp., 6.75% Sr. Nts. due 02/15/15	60,000	58,500
8.625% Sr. Sub. Nts. due 12/15/12	100,000	106,250
Dole Food Co., Inc., 8.625% Sr. Nts. due 05/01/09	153,000	156,825
8.875% Sr. Unsec. Nts. due 03/15/11	18,000	18,450
Domino's, Inc., 8.25% Sr. Sub. Nts. due 07/01/11	255,000	266,475
Smithfield Foods, Inc., 7.625% Sr. Unsec. Sub. Nts. due 02/15/08	100,000	103,250
United Biscuits Finance PLC, 10.75% Sr. Sub. Nts. due 04/15/11 (GBP)	100,000	182,967
Forest Products & Paper - .47%
Abitibi-Consolidated, Inc., 8.55% Unsec. Nts. due 08/01/10	75,000	75,937

Atlas Strategic Income Fund  (continued)

	face amount or units (i & j)	market value (note 1)
Appleton Papers, Inc., 8.125% Sr. Nts. due 06/15/11	$150,000	$145,875
Boise Cascade LLC, 7.125% Sr. Sub. Nts. due 10/15/14	150,000	139,875
Buckeye Technologies, Inc., 8.50% Sr. Nts. due 10/01/13	50,000	50,000
Georgia-Pacific Corp., 8.125% Sr. Unsec. Nts. due 05/15/11	200,000	200,250
Inland Fiber Group LLC, 9.625% Sr. Unsec. Nts. due 11/15/07 (f)(r)	250,000	130,000
Jefferson Smurfit Group PLC, 7.50% Sr. Unsec. Unsub. Nts. due 06/01/13	100,000	92,000
8.25% Sr. Unsec. Nts due 10/01/12	100,000	96,000
11.50% Sr. Nts. due 10/01/15 (EUR)	53,905	58,972
Mercer International, Inc., 9.25% Sr. Nts. due 02/15/13	110,000	92,675
Norske Skog Canada Ltd., 7.375% Sr. Nts. due 03/01/14	200,000	175,000
Pliant Corp., 11.625% Sec. Nts. due 06/15/09	180,088	190,893
Tembec Industries, Inc., 8.50% Sr. Nts. due 02/01/11	13,000	7,215
Western Forest Products, Inc., 15.00% Nts. due 07/28/09 (f)	42,538	45,728
Gas - .02%
SEMCO Energy, Inc., 7.125% Sr. Nts. due 05/15/08	50,000	50,813
Health Care - Products - .35%
Beverly Enterprises, Inc., 7.875% Sr. Sub. Nts. due 06/15/14	100,000	107,000
Community Health Systems, Inc., 6.50% Sr. Sub. Nts. due 12/15/12	150,000	146,062
Fresenius Medical Care Capital Trust II, 7.875% Nts. due 02/01/08	100,000	103,250
Fresenius Medical Care Capital Trust III, 7.375% Sr. Sub. Nts. due 02/01/08 (EUR)	10,000	6,425
Fresenius Medical Care Capital Trust IV, 7.875% Trust Preferred Nts. due 06/15/11	400,000	426,000
Inverness Medical Innovations, Inc., 8.75% Sr. Sub. Nts. due 02/15/12	150,000	152,250
Medquest, Inc., 11.875% Sr. Unsec. Sub. Nts., Series B due 08/15/12	200,000	193,000
Health Care - Services - 1.54%
Ameripath, Inc., 10.50% Sr. Unsec. Sub. Nts. due 04/01/13	100,000	106,000
DaVita, Inc., 6.625% Sr. Nts. due 03/15/13	160,000	162,800
7.25% Sr. Nts. due 03/15/15	325,000	329,063
Extendicare Health Services, Inc., 6.875% Sr. Sub. Nts. due 05/01/14	150,000	146,625
9.50% Sr. Unsec. Sub. Nts. due 07/01/10	100,000	106,125
Genesis HealthCare Corp., 8.00% Sr. Sub. Nts. due 10/15/13	50,000	52,625
HCA, Inc., 6.30% Sr. Unsec. Nts. due 10/01/12	500,000	502,497
6.375% Nts. due 01/15/15	600,000	606,500
Healthsouth Corp., 7.625% Unsec. Nts. due 06/01/12	400,000	406,000
8.375% Sr. Nts. due 10/01/11	110,000	111,925

Statements of Investments in Securities and Net Assets  December 31, 2005

Atlas Strategic Income Fund  (continued)

	face amount or units (i & j)	market value (note 1)
10.75% Sr. Sub. Nts. due 10/01/08	$63,000	$63,000
Omnicare, Inc., 6.75% Sr. Sub. Nts. due 12/15/13	65,000	65,731
6.875% Sr. Sub. Nts. due 12/15/15	80,000	81,200
PacifiCare Health Systems, 10.75% Sr. Unsec. Unsub. Nts. due 06/01/09	195,000	208,894
Psychiatric Solutions, 7.75% Sr. Nts. due 07/15/15	75,000	77,438
Rotech Healthcare, Inc., 9.50% Sr. Unsec. Nts. due 04/01/12	175,000	183,750
Select Medical Corp., 7.625% Sr. Nts. due 02/01/15	255,000	245,438
Tenet Healthcare Corp., 6.375% Sr. Unsec. Nts. due 12/01/11	130,000	118,625
7.375% Nts. due 02/01/13	13,000	11,993
9.875% Sr. Nts. due 07/01/14	825,000	835,313
Triad Hospitals, Inc., 7.00% Sr. Sub. Nts. due 11/15/13	170,000	170,425
Universal Hospital Services, Inc., 10.125% Sr. Nts. due 11/01/11	100,000	103,500
US Oncology, Inc., 9.00% Sr. Nts. due 08/15/12	100,000	107,000
10.75% Sr. Nts. due 08/15/14	100,000	111,000
Holding Companies - Diversified - .43%
Atlantic Broadband Finance LLC, 9.375% Sr. Sub. Nts. due 01/15/14	100,000	89,250
JSG Funding PLC, 7.75% Sr. Sub. Nts. due 04/01/15	215,000	178,450
Kansas City Southern Railway Co. (The), 7.50% Sr. Unsec. Nts. due 06/15/09	100,000	103,250
MDP Acquisitions PLC, 9.625% Sr. Nts. due 10/01/12	100,000	100,000
Nell AF Sarl, 8.375% Sr. Nts. due 08/15/15 (a)	505,000	499,950
Stena AB, 7.00% Sr. Unsec. Nts. due 12/01/16	50,000	45,750
7.50% Sr. Nts. due 11/01/13	77,000	73,920
9.625% Sr. Unsec. Nts. due 12/01/12	250,000	271,563
Home Builders - .41%
Beazer Homes USA, 8.375% Sr. Unsec. Nts. due 04/15/12	75,000	78,000
D.R. Horton, Inc., 9.375% Sr. Unsec. Sub. Nts. due 03/15/11	100,000	105,216
9.75% Sr. Sub. Nts. due 09/15/10	75,000	84,788
K. Hovnanian Enterprises, Inc., 8.875% Sr. Unsec. Sub. Nts. due 04/01/12	175,000	181,845
KB Home, 8.625% Sr. Sub. Nts. due 12/15/08	250,000	265,543
9.50% Sr. Unsec. Sub. Nts. due 02/15/11	100,000	105,192
Meritage Homes Corp., 6.25% Sr. Nts. due 03/15/15	120,000	109,200
Standard Pacific Corp., 9.25% Sr. Sub. Nts. due 04/15/12	100,000	102,875
WCI Communities, Inc., 9.125% Sr. Sub. Nts. due 05/01/12	175,000	174,125
William Lyon Homes, Inc., 10.75% Sr. Unsec. Nts. due 04/01/13	100,000	103,250

Atlas Strategic Income Fund  (continued)

	face amount or units (i & j)	market value (note 1)
Home Furnishings - .04%
Sealy Mattress Co., 8.25% Sr. Sub. Nts. due 06/15/14	$120,000	$123,600
Household Products & Wares - .18%
Church & Dwight Co., Inc., 6.00% Sr. Sub. Nts. due 12/15/12	100,000	98,500
Playtex Products, Inc., 8.00% Sr. Sec. Nts. due 03/01/11	300,000	319,500
9.375% Sr. Unsec. Sub. Nts. due 06/01/11	150,000	157,125
Insurance - .48%
Aiolos Ltd., 7.188% Catastrophe Bonds due 04/08/09 (EUR) (a)	250,000	295,734
Atlantic and Western Re Ltd., 14.30% Sec. Catastrophe Bonds, Series B due 11/15/10 (a)(c)(f)	300,000	300,000
Champlain Ltd., 17.27% Catastrophe Bonds, Cl. A due 01/07/09 (a)(c)	260,000	260,000
Conseco, Inc., Escrow Shares, Zero Coupon Sr. Unsec. Nts. due 06/15/09 (f)(m)	100,000	—
Foundation Re Ltd., 8.45% Nts. due 11/24/08 (a)(c)	250,000	251,250
Residential Reinsurance Ltd., 12.86% Nts., Series B due 06/06/08 (a)(c)(f)	300,000	280,500
Vanguard Health Holdings I, 11.25% Multi-Coupon Sr. Disc. Nts. due 10/01/15	190,000	138,700
Internet - .00%
Exodus Communications, Inc., 10.75% Sr. Nts. due 12/15/09 (EUR) (r)	83,872	248
NorthPoint Communications Group, Inc., 12.875% Sr. Nts. due 02/15/10 (f)(m)(r)	40,035	—
Teligent, Inc., 11.50% Sr. Unsec. Nts. due 12/01/07 (f)(m)(r)	100,000	—
Iron & Steel - .49%
AK Steel Corp., 7.75% Sr. Unsec. Nts. due 06/15/12	463,000	417,858
7.875% Sr. Unsec. Nts. due 02/15/09	50,000	47,500
Gibraltar Industries, Inc., 8.00% Sr. Sub. Nts. due 12/01/15 (a)(f)	95,000	95,713
Ispat Inland ULC, 9.75% Sr. Sec. Nts. due 04/01/14	227,000	257,078
Oregon Steel Mills, Inc., 10.00% Unsec. Nts. due 07/15/09	300,000	321,000
Steel Dynamics, Inc., 9.50% Sr. Unsec. Nts. due 03/15/09	175,000	184,188
United States Steel Corp., 9.75% Sr. Nts. due 05/15/10	84,000	91,350
10.75% Sr. Nts. due 08/01/08	130,000	143,650
Leisure Time - .02%
Leslie's Poolmart, 7.75% Sr. Nts. due 02/01/13	75,000	75,188
Premier Cruise Ltd., 11.00% Sr. Nts. due 03/15/08 (a)(f)(m)(r)	50,000	—
Lodging - 1.38%
Aztar Corp., 9.00% Sr. Unsec. Sub. Nts. due 08/15/11	250,000	264,688

The accompanying notes are an integral part of these financial statements.

Atlas Strategic Income Fund  (continued)

	face amount or units (i & j)	market value (note 1)
Boyd Gaming Corp., 8.75% Sr. Unsec. Sub. Nts. due 04/15/12	$175,000	$187,688
HMH Properties, Inc., 7.875% Sr. Sec. Nts. due 08/01/08	45,000	45,506
Kerzner International Ltd., 6.75% Sr. Sub. Nts. due 10/01/15 (a)	155,000	150,738
Mandalay Resort Group, 10.25% Sr. Unsec. Sub. Nts., Series B due 08/01/07	100,000	106,625
MGM Mirage, Inc., 6.625% Sr. Sec. Nts. due 07/15/15	100,000	99,750
8.375% Sr. Unsec. Sub. Nts. due 02/01/11	500,000	535,000
9.75% Gtd. Sr. Sub. Nts. due 06/01/07	350,000	368,813
Park Place Entertainment Corp., 7.875% Sr. Sub. Nts. due 03/15/10	100,000	107,500
9.375% Sr. Unsec. Sub. Nts. due 02/15/07 (f)	400,000	416,500
Starwood Hotels & Resorts Worldwide, Inc., 7.875% Sr. Nts. due 05/01/12	500,000	551,250
Station Casinos, Inc., 6.50% Sr. Unsec. Sub. Nts. due 02/01/14	500,000	505,000
6.875% Sr. Sub. Nts. due 03/01/16	80,000	81,800
Trump Entertainment Resorts, 8.50% Sec. Nts. due 06/01/15	350,000	341,250
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 6.625% Nts. due 12/01/14	650,000	632,125
Machinery - Diversified - .06%
Douglas Dynamics LLC, 7.75% Sr. Nts. due 01/15/12 (a)	100,000	96,500
NMHG Holding Co., 10.00% Unsec. Nts. due 05/15/09	100,000	106,500
Media - 2.66%
Adelphia Communications Corp., 10.25% Sr. Sub. Nts. due 06/15/11 (r)	200,000	120,000
10.875% Sr. Nts. due 10/01/10 (r)	200,000	112,000
Albritton Communications Co., 7.75% Sr. Unsec. Sub. Nts. due 12/15/12	150,000	150,750
American Media Operations, Inc., 8.875% Sr. Unsec. Sub. Nts. due 01/15/11	75,000	63,750
10.25% Sr. Unsec. Sub. Nts., Series B due 05/01/09	200,000	183,000
Block Communications, Inc., 8.25% Sr. Nts. due 12/15/15 (a)	110,000	108,900
Cablevision Systems Corp., 8.00% Sr. Nts., Series B due 04/15/12	100,000	93,500
Charter Communications Holdings I LLC, 0%/11.75% Sr. Nts. due 05/15/14 (a)(d)	450,000	249,750
Charter Communications Holdings II LLC, 10.25% Sr. Nts. due 09/15/10	100,000	99,500
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp., 8.375% Sr. Nts., Second Lien due 04/30/14 (a)	1,100,000	1,094,500
Corus Entertainment, Inc., 8.75% Sr. Sub. Nts. due 03/01/12	175,000	189,438
CSC Holdings, Inc., 7.625% Sr. Unsec. Debs. due 07/15/18	100,000	95,000

Atlas Strategic Income Fund  (continued)

	face amount or units (i & j)	market value (note 1)
7.625% Sr. Unsec. Unsub. Nts., Series B due 04/01/11	$335,000	$333,325
Dex Media East LLC/Dex Media East Finance Co., 9.875% Sr. Unsec. Nts. due 11/15/09	100,000	108,125
Dex Media West LLC/Dex Media Finance Co., 8.50% Sr. Nts., Series B due 08/15/10	100,000	104,750
9.875% Sr. Sub. Nts., Series B due 08/15/13	196,000	217,560
Dex Media, Inc., 8.00% Nts. due 11/15/13	1,025,000	1,045,500
0%/9.00% Disc. Nts. due 11/15/13 (d)	200,000	159,000
EchoStar DBS Corp., 6.625% Sr. Nts. due 10/01/14	75,000	71,906
9.125% Sr. Nts. due 01/15/09	425,000	444,656
Emmis Operating Co., 6.875% Sr. Sub. Nts. due 05/15/12	300,000	298,125
Granite Broadcasting Corp., 9.75% Sr. Sec. Nts. due 12/01/10	213,000	195,960
Lin Television Corp., 6.50% Sr. Sub. Nts. due 05/15/13	200,000	191,750
LodgeNet Entertainment Corp., 9.50% Sr. Sub. Nts. due 06/15/13	50,000	54,375
Mediacom Broadband LLC, 8.50% Sr. Nts. due 10/15/15 (a)	90,000	83,363
Mediacom LLC/Mediacom Capital Corp., 9.50% Sr. Unsec. Nts. due 01/15/13	313,000	305,566
MediaNews Group, Inc., 6.375% Sr. Sub. Nts. due 04/01/14	500,000	461,250
News America Holdings, Inc., 8.875% Sr. Unsec. Nts. due 04/26/23	185,000	230,135
Paxson Communications Corp., 7.544% Sr. Sec. Nts. due 01/15/13 (a)(c)	240,000	230,700
PRIMEDIA, Inc., 8.00% Sr. Nts. due 05/15/13	200,000	169,250
8.875% Sr. Unsec. Nts. due 05/15/11	113,000	104,243
Radio One, Inc., 8.875% Sr. Unsec. Sub. Nts., Series B due 07/01/11	300,000	316,500
Shaw Communications, Inc., 8.54% Unsec. Unsub. Nts. due 09/30/27 (CAD)	80,000	73,733
Sinclair Broadcast Group, Inc., 8.00% Sr. Sub. Nts. due 03/15/12	600,000	618,000
8.75% Sr. Sub. Nts. due 12/15/11	100,000	105,250
Metal Fabrication & Hardware - .22%
Crown Americas, Inc., 7.75% Sr. Nts. due 11/15/15 (a)	130,000	134,550
Kaiser Aluminum & Chemical Corp., 10.875% Sr. Nts., Series B due 10/15/06 (r)	250,000	252,500
TriMas Corp., 9.875% Sr. Unsec. Sub. Nts. due 06/15/12	400,000	330,000
Mining - .68%
Alrosa Finance SA, 8.875% Nts. due 11/17/14 (a)	1,050,000	1,203,405
8.875% Nts. due 11/17/14	200,000	229,340
Century Aluminum Co., 7.50% Sr. Unsec. Nts. due 08/15/14	250,000	246,250
Jorgensen (Earle M.) Co., 9.75% Sr. Unsec. Nts. due 06/01/12	100,000	107,000

Statements of Investments in Securities and Net Assets  December 31, 2005

Atlas Strategic Income Fund  (continued)

	face amount or units (i & j)	market value (note 1)
Novelis, Inc., 7.50% Sr. Nts. due 02/15/15 (a)	$430,000	$400,975
Miscellaneous - Manufacturing - .21%
Jacuzzi Brands, Inc., 9.625% Sr. Nts. due 07/01/10	78,000	82,875
KI Holdings, Inc., 0%/9.875% Sr. Disc. Nts. due 11/15/14 (d)	100,000	65,500
Koppers, Inc., 9.875% Sr. Sec. Nts. due 10/15/13	150,000	162,750
TD Funding Corp., 8.375% Sr. Sub. Nts. due 07/15/11	200,000	210,500
Trinity Industries, Inc., 6.50% Sr. Nts. due 03/15/14	150,000	147,750
Oil & Gas - 1.64%
Belden & Blake Corp., 8.75% Sr. Sec. Nts. due 07/15/12	150,000	153,000
Chesapeake Energy Corp., 6.375% Sr. Nts. due 06/15/15	100,000	100,000
6.875% Sr. Unsec. Nts. due 01/15/16	424,000	434,600
Clayton William Energy, 7.75% Sr. Nts. due 08/01/13	60,000	57,600
Compton Petroleum Finance Corp., 7.625% Sr. Nts. due 12/01/13 (a)	110,000	112,475
Delta Petroleum Corp., 7.00% Sr. Nts. due 04/01/15	45,000	41,513
Forest Oil Corp., 7.75% Sr. Unsec. Nts. due 05/01/14	175,000	181,563
Frontier Oil Corp., 6.625% Sr. Nts. due 10/01/11	75,000	76,500
Gazprom International SA, 7.201% Sr. Unsec. Bonds due 02/01/20	1,645,000	1,752,748
Newfield Exploration Co., 6.625% Sr. Sub. Nts. due 09/01/14	400,000	407,000
Pemex Project Funding Master Trust, 7.375% Unsec. Unsub. Nts. due 12/15/14	270,000	299,970
8.50% Unsec. Unsub. Nts. due 02/15/08	130,000	138,450
9.125% Unsec. Unsub. Nts. due 10/13/10	200,000	230,200
Plains Exploration & Production Co., 7.125% Sr. Nts. due 06/15/14	100,000	103,500
Premcor Refining Group, Inc., 9.50% Sr. Unsec. Nts. due 02/01/13	200,000	222,930
Range Resources Corp., 6.375% Sr. Sub. Nts. due 03/15/15	80,000	78,400
7.375% Sr. Sub. Nts. due 07/15/13	100,000	103,500
Stone Energy Corp., 6.75% Sr. Sub. Nts. due 12/15/14	310,000	293,725
Tesoro Corp., 6.25% Sr. Nts. due 11/01/12 (a)	120,000	120,600
6.625% Sec. Nts. due 11/01/15 (a)	120,000	121,200
Whiting Petroleum Corp., 7.25% Sr. Sub. Nts. due 05/01/12	200,000	202,500
Oil & Gas Services - .42%
Hanover Compressor Co., 8.625% Sr. Nts. due 12/15/10	100,000	105,750
Hanover Equipment Trust 2001, 8.50% Sr. Sec. Nts., Series A due 09/01/08	44,000	45,595
Tengizchevroil LLP, 6.124% Sr. Sec. Nts. due 11/15/14 (a)	790,000	803,430
Titan Petrochemicals Group Ltd., 8.50% Sr. Unsec. Nts. due 03/18/12 (a)	286,000	274,560

Atlas Strategic Income Fund  (continued)

	face amount or units (i & j)	market value (note 1)
Universal Compression, Inc., 7.25% Sr. Unsec. Nts. due 05/15/10	$100,000	$101,500
Packaging & Containers - .80%
Berry Plastics Corp., 10.75% Sr. Sub. Nts. due 07/15/12	200,000	215,000
Graham Packaging Co., 8.50% Sr. Nts. due 10/15/12	50,000	49,250
9.875% Sub. Nts. due 10/15/14	100,000	97,500
Graphic Packaging International, 8.50% Sr. Nts. due 08/15/11	250,000	250,625
9.50% Sr. Sub. Nts. due 08/15/13	100,000	95,500
Owens-Brockway Glass Container, Inc., 7.75% Sr. Sec. Nts. due 05/15/11	250,000	260,938
8.25% Sr. Unsec. Nts. due 05/15/13	213,000	219,923
8.75% Sr. Sec. Nts. due 11/15/12	250,000	268,750
8.875% Sr. Sec. Nts. due 02/15/09	100,000	104,375
Solo Cup Co., 8.50% Sr. Sub. Nts. due 02/15/14	200,000	175,000
Stone Container Corp., 7.375% Sr. Nts. due 07/15/14	100,000	91,000
8.375% Sr. Unsec. Nts. due 07/01/12	500,000	483,750
9.25% Sr. Unsec. Nts. due 02/01/08	50,000	51,250
9.75% Sr. Unsec. Nts. due 02/01/11	100,000	101,000
Tekni-Plex, Inc., 10.875% Sr. Sec. Nts. due 08/15/12 (a)	45,000	49,050
12.75% Sr. Sub. Nts., Series B due 06/15/10	100,000	54,500
Pharmaceuticals - .10%
Sybron Dental Specialties, Inc., 8.125% Unsec. Sub. Nts. due 06/15/12 (f)	150,000	157,500
Valeant Pharmaceuticals International, 7.00% Sr. Nts. due 12/15/11 (f)	150,000	147,375
Pipelines - 1.30%
Atlas Pipeline Partners, 8.125% Sr. Nts. due 12/15/15 (a)	80,000	80,700
Dynegy Holdings, Inc., 6.875% Sr. Unsec. Unsub. Nts. due 04/01/11	30,000	29,550
8.75% Sr. Nts. due 02/15/12	134,000	144,720
10.125% Sr. Sec. Nts. due 07/15/13 (a)	400,000	452,000
El Paso Corp., 7.875% Sr. Unsec. Nts. due 06/15/12	463,000	476,890
El Paso Production Holding Co., 7.75% Sr. Nts. due 06/01/13	625,000	648,438
Pacific Energy Partners LP/Pacific Energy Finance Corp., 6.25% Sr. Nts. due 09/15/15 (a)	30,000	29,550
Southern Natural Gas Co., 7.35% Nts. due 02/15/31	100,000	102,591
8.00% Sr. Unsub. Nts. due 03/01/32	200,000	219,303
Targa Resources, Inc., 8.50% Sr. Nts. due 11/01/13 (a)	160,000	164,000
Tennessee Gas Pipeline Co., 7.50% Unsec. Nts. due 04/01/17	750,000	803,108
Williams Cos. (The), Inc., 7.625% Nts. due 07/15/19	400,000	429,000
8.75% Unsec. Nts. due 03/15/32	500,000	580,000
Real Estate Investment Trusts - .30%
Felcor Lodging LP, 9.00% Sr. Nts. due 06/01/11	213,000	233,235

The accompanying notes are an integral part of these financial statements.

Atlas Strategic Income Fund  (continued)

	face amount or units (i & j)	market value (note 1)
Host Marriott LP, 6.375% Sr. Nts. due 03/15/15	$180,000	$179,550
MeriStar Hospitality Corp., 9.125% Sr. Unsec. Nts. due 01/15/11	313,000	341,170
Trustreet Properties, Inc., 7.50% Sr. Nts. due 04/01/15	195,000	195,000
Retail - .68%
Apcoa, Inc., 9.25% Sr. Unsec. Sub. Nts. due 03/15/08 (f)	50,000	49,000
Asbury Automotive Group, Inc., 9.00% Sr. Sub. Nts. due 06/15/12	100,000	100,000
AutoNation, Inc., 9.00% Sr. Unsec. Nts. due 08/01/08	200,000	214,750
Doane Pet Care Co., 10.75% Sr. Sub. Nts. due 03/01/10	225,000	244,688
Jean Coutu Group, Inc., 8.50% Sr. Sub. Nts. due 08/01/14	200,000	183,000
Neiman-Marcus Group, Inc., 9.00% Sr. Nts. due 10/15/15 (a)	580,000	593,050
10.375% Sr. Sub. Nts. due 10/15/15 (a)	240,000	243,900
Petco Animal Supplies, Inc., 10.75% Sr. Sub. Nts. due 11/01/11	50,000	54,125
Rent-A-Center, 7.50% Sr. Sub. Nts., Series B due 05/01/10	50,000	47,750
Rite Aid Corp., 8.125% Sr. Sec. Nts. due 05/01/10	150,000	152,625
9.50% Sr. Sec. Nts. due 02/15/11	50,000	52,750
Saks, Inc., 8.25% Sr. Unsec. Nts. due 11/15/08	222,000	230,880
Savings & Loans - .07%
Western Financial Bank, 9.625% Unsec. Sub. Nts. due 05/15/12	200,000	224,000
Semiconductors - .19%
Advanced Micro Devices, Inc., 7.75% Sr. Unsec. Nts. due 11/01/12	375,000	378,750
Amkor Technology, Inc., 9.25% Sr. Unsec. Sub. Nts. due 02/15/08	230,000	223,100
Software - .04%
NDCHealth Corp., 10.50% Sr. Unsec. Sub. Nts. due 12/01/12	100,000	114,250
Telecommunications - 3.04%
American Cellular Corp., 10.00% Sr. Nts., Series B due 08/01/11	210,000	227,850
American Tower Corp., 7.50% Sr. Nts. due 05/01/12	200,000	209,000
American Tower Escrow Corp., Zero Coupon Unsec. Disc. Nts. due 08/01/08	200,000	156,500
AT&T Corp., 9.05% Sr. Unsec. Nts. due 11/15/11	261,000	288,881
9.75% Sr. Nts. due 11/15/31	300,000	376,837
CellNet Data Systems, Inc., 14.00% Sr. Unsec. Disc. Nts. due 10/01/07 (f)(m)(r)	45,000	—
Citizens Communications Co., 10.125% Gtd. Sr. Nts. due 06/15/13	450,000	489,375
Dobson Cellular Systems Corp., 8.375% Sec. Nts. due 11/01/11	50,000	53,063
Dobson Communications Corp., 8.40% Sr. Nts. due 10/15/12 (a)(b)(c)	45,000	44,775

Atlas Strategic Income Fund  (continued)

	face amount or units (i & j)	market value (note 1)
8.875% Sr. Nts. due 10/01/13	$227,000	$226,433
Intelsat Bermuda Ltd., 8.625% Sr. Nts. due 01/15/15 (a)	300,000	303,000
IWO Holdings, Inc., 7.90% Sec. Nts. due 01/15/12 (c)	40,000	41,500
Loral Skynet Corp., 14.00% Sr. Sec. Nts. due 10/15/15	34,000	41,820
Lucent Technologies, Inc., 6.45% Unsub. Unsec. Debs. due 03/15/29	700,000	600,250
MCI, Inc., 7.688% Sr. Unsec. Nts. due 05/01/09	450,000	464,625
Nextel Communications, Inc., 7.375% Sr. Nts., Series D due 08/01/15	1,140,000	1,203,063
Nextel Partners, Inc., 8.125% Sr. Nts. due 07/01/11	100,000	106,875
Nextlink Communications, Inc., Escrow Shares, 9.00% Sr. Nts. due 03/15/08 (f)(m)(r)	100,000	—
10.75% Sr. Nts. due 11/15/08 (f)(m)(r)	50,000	—
12.75% Sr. Disc. Nts. due 06/01/09 (f)(m)(r)	150,000	—
Orbcomm Global LP, Escrow Shares, 14.00% Sr. Nts. due 08/15/06 (f)(m)	75,000	—
Orion Network Systems, Inc., 12.50% Sr. Unsub. Disc. Nts. due 01/15/07 (f)(m)(r)	200,000	20,000
PanAmSat Corp., 9.00% Sr. Unsec. Nts. due 08/15/14	327,000	342,533
PanAmSat Holding Corp., 10.375% Sr. Disc. Nts. due 11/01/14	75,000	52,500
Qwest Capital Funding, Inc., 7.25% Sr. Unsec. Nts. due 02/15/11	200,000	202,500
7.90% Sr. Unsec. Nts. due 08/15/10	328,000	339,480
Qwest Communications International, 3.50% Convertible Bonds due 11/15/25	110,000	127,463
Qwest Corp., 8.875% Nts. due 03/15/12	500,000	563,750
Rogers Wireless Communications, Inc., 7.50% Sr. Sec. Nts. due 03/15/15	250,000	270,000
8.00% Sr. Sub. Nts. due 12/15/12	150,000	158,813
Rural Cellular Corp., 9.75% Sr. Sub. Nts. due 01/15/10	413,000	417,130
9.875% Sr. Nts. due 02/01/10	300,000	316,500
SBA Communications Corp., 8.50% Sr. Nts. due 12/01/12	130,000	144,300
SBA Telecommunications, Inc./SBA Communications Corp., 0%/9.75% Sr. Disc. Nts. due 12/15/11 (d)	302,000	280,105
Telefonica Del Peru S.A., 8.00% Sr. Unsec. Nts. due 04/11/16 (PEN)	1,026,300	294,596
Time Warner Telecom, Inc., 10.125% Sr. Unsec. Nts. due 02/01/11	150,000	157,125
Time Warner Telecommunications Holdings, Inc., 9.25% Sr. Nts. due 02/15/14	410,000	432,550
Triton PCS, Inc., 8.50% Sr. Nts. due 06/01/13	230,000	213,900
U.S. Unwired, Inc., 10.00% Sr. Sec. Nts. due 06/15/12	125,000	140,625
UbiquiTel Operating Co., 9.875% Sr. Nts. due 03/01/11	300,000	332,250

Statements of Investments in Securities and Net Assets  December 31, 2005

Atlas Strategic Income Fund  (continued)

			face amount or units (i & j)	market value (note 1)
Valor Telecommunications Enterprises LLC/Finance Corp., 7.75% Sr. Nts. due 02/15/15			$75,000	$78,375
Textiles - .19%
Collins & Aikman Floorcoverings, Inc., 9.75% Sr. Unsec. Sub. Nts. due 02/15/10			175,000	154,000
INVISTA, 9.25% Sr. Nts. due 05/01/12 (a)			415,000	443,013
Transportation - .10%
Greenbrier Cos., Inc., 8.375% Sr. Nts. due 05/15/15			140,000	142,800
Horizon Lines LLC, 9.00% Sr. Nts. due 11/01/12			79,000	83,148
Navigator Gas Transport PLC, 10.50% First Priority Shipping Mtg. Nts. due 06/30/07 (a)(f)(r)			6,000	6,780
Petroleum Helicopters, Inc., 9.375% Sr. Nts. due 05/01/09			75,000	79,031
Venture Capital - .12%
Arch Western Finance LLC, 6.75% Sr. Nts. due 07/01/13			200,000	203,750
Doane Pet Care Company Co., 10.625% due 11/15/15 (a)			180,000	187,650
Total Corporate Bonds and Notes (cost: $95,733,493)				96,041,164
			shares
Common Stocks - 2.30%
Aggreko PLC			14,480	67,478
Allegheny Technologies, Inc.			1,890	68,191
Amada Co Ltd.			7,860	69,263
Amerada Hess Corp.			510	64,678
Aon Corp.			1,750	62,913
Apache Corp.			940	64,352
Apple Computer, Inc. (b)			880	63,263
Arcelor			2,680	66,404
Ashland, Inc.			1,120	64,848
Avaya, Inc. (b)			5,690	60,712
Aviva PLC			5,420	65,647
Axa SA			2,130	68,672
Barratt Developments PLC			4,110	69,621
BNP Paribas SA			810	65,478
BP	B	PLC (b)	4,800	63,868
Britannic PLC			5,790	64,458
Broadwing Corp. (b)			139	841
Burlington Northern Santa Fe Corp.			960	67,987
Burlington Resources, Inc.			860	74,132
Centex Corp.			870	62,196
Charles River Laboratories International, Inc. (b)			760	32,201
Chesapeake Energy Corp.			47	1,491
Chesapeake Energy Corp.			66	2,094
Chubb Corp.			660	64,449
Cigna Corp.			550	61,435
Classic Holdco LLC (f)(m)			66	—
Compuware Corp. (b)			6,960	62,431
ConocoPhillips			1,030	59,925

Atlas Strategic Income Fund  (continued)

	shares	market value (note 1)
Conseco, Inc. (b)	4,662	$108,019
Covad Communications Group, Inc. (b)	4,132	4,049
Coventry Health Care, Inc. (b)	1,080	61,517
Cummins, Inc.	710	63,708
D.R. Horton, Inc.	1,750	62,528
Daido Steel Co. Ltd.	8,861	84,616
Deutsche Boerse AG	650	66,543
Deutsche Post AG (b)	33	799
Deutsche Telekom AG - Registered	3,850	64,112
Devon Energy Corp.	1,030	64,416
Dobson Communications Corp. - Class A (b)	6,436	48,270
E*TRADE Financial Corp. (b)	3,200	66,752
E.ON AG	670	69,249
Eastman Chemical Co.	1,140	58,813
Edison International	1,400	61,054
EOG Resources, Inc.	850	62,365
Equinix, Inc. (b)	495	20,176
Express Scripts, Inc. (b)	730	61,174
Friends Provident PLC	19,490	63,452
Gecina SA	570	65,392
Goodyear Tire & Rubber Co. (The) (b)	3,740	65,001
Halliburton Co.	970	60,101
Hanson PLC	6,240	68,503
Hartford Financial Services Group (The), Inc.	730	62,700
Hochtief AG	1,580	70,692
Huntsman Corp. (b)**	1,957	32,015
ICO Global Communication Holdings Ltd. (b)	3,162	19,794
IVG Immobilien AG (b)	3,310	69,643
KB Home	900	65,394
Keisei Electric Railway Co. Ltd.	9,624	65,644
Kubota Corp.	8,240	69,190
Leap Wireless International, Inc. (b)	618	23,410
Lehman Brothers Holdings, Inc.	500	64,085
Lennar Corp. - Class A	1,090	66,512
Liberty Global, Inc. - Class A (b)	1,151	25,898
Liberty Global, Inc. - Class C (b)	1,151	24,401
Lloyds TSB Group PLC	7,870	66,048
Loews Corp.	660	62,601
Loral Space & Communications Ltd. (b)	2,155	60,879
Louisiana-Pacific Corp.	2,320	63,730
MAN AG	1,290	68,778
Marathon Oil Corp.	1,052	64,140
Matsui Securities Co. Ltd.	6,480	89,881
MCI, Inc.	407	8,030
Metromedia Fiber Network, Inc., Escrow Shares (f)(m)	150,000	—
Motorola, Inc.	2,710	61,219
National Semiconductor Corp.	2,270	58,975
Nikon Corp.	4,250	67,016
Nippon Mining Holdings, Inc.	9,760	69,384
Nippon Steel Corp.	18,898	67,253
Nordstrom, Inc.	1,750	65,450
Norfolk Southern Corp.	1,450	65,004
Novell, Inc. (b)	7,580	66,931
NTL, Inc. (b)	3,845	261,768
Nucor Corp.	940	62,717
Nvidia Corp. (b)	1,750	63,980
Occidental Petroleum Corp.	780	62,306
Office Depot, Inc. (b)	2,140	67,196

The accompanying notes are an integral part of these financial statements.

Atlas Strategic Income Fund  (continued)

	shares	market value (note 1)
Oki Electric Industry Co. Ltd.	19,280	$70,409
Orbital Sciences Corp. (b)	279	3,582
PagesJuanes SA	2,630	68,400
Paxson Communications Corp., Escrow Shares (b)	53,100	—
Peninsular and Oriental Steam Navigation Co. (The)	8,400	67,249
Persimmon PLC	3,370	72,834
Phelps Dodge Corp.	460	66,180
Pilkington PLC	24,920	63,791
Pioneer Cos., Inc. (b)	1,786	53,526
Prandium, Inc. (b)(f)	3,625	36
Prudential Financial, Inc.	830	60,748
Pulte Homes, Inc.	1,510	59,434
Purina Mills, Inc., Escrow Shares (b)	50,000	—
Reebok International Ltd.	1,110	64,635
Rowan Companies, Inc.	1,710	60,944
Scottish Power PLC	6,970	65,081
Shionogi & Co. Ltd.	5,000	70,369
Societe Generale - Class A	540	66,357
Sodexho Alliance SA	1,610	66,264
Southern Pacific Funding Corp., Liquidating Trust (b)(f)(h)(m)	52,418	—
Sterling Chemicals, Inc. (b)(f)	266	3,059
Suedzucker AG	2,900	68,014
Suez SA	2,250	69,986
Sumitomo Metal Industries Ltd.	18,550	71,358
Sunoco, Inc.	770	60,353
Taylor Woodrow PLC	10,940	71,515
Technip SA	1,130	67,892
Telewest Global, Inc. (b)	5,680	135,298
ThyssenKrupp AG	3,180	66,269
Tokyo Electron Ltd.	1,051	65,988
Tokyo Steel Manufacturing Co. Ltd.	4,938	71,547
TonenGeneral Sekiyu K.K.	6,000	64,464
Tosoh Corp.	14,000	61,447
TUI AG	3,320	67,930
TVMAX Holdings, Inc. (b)(f)	250	250
Unibail	520	69,126
United States Steel Corp.	1,330	63,933
United Utilities PLC	5,750	66,285
UnumProvident Corp.	2,860	65,065
USA Mobility, Inc.	245	6,791
Valero Energy Corp.	1,260	65,016
Viatel Holding Ltd. (Bermuda) (b)(f)	451	15
Western Forest Products, Inc. (b)	8,485	17,116
WRC Media Corp. (a)(b)(f)	270	5
XO Communications, Inc. (b)	255	464
Total Common Stocks (cost: $7,816,473)		7,351,326
Other Securities - .25%
Energy Select Sector SPDR Fund	5,180	260,606
Financial Select Sector SPDR Fund	8,250	261,277
Utilities Select Sector SPDR Fund	8,390	263,362
Total Other Securities (cost: $776,420)		785,245
Preferred Stocks - .18%
BankUnited Capital Trust 10.25% Capital Securities, 12/31/26 (f)	100,000	109,000
Dobson Communications Corp. 6.00% Cvt. Series F, Non-Vtg. (a)	110	18,783

Atlas Strategic Income Fund  (continued)

	shares	market value (note 1)
e.spire Communications, Inc. 12.75% Jr. Redeemable, Non-Vtg. (b)(f)(h)	620	$—
Eagle-Picher Holdings, Inc. 11.75% Cum. Exchangeable, Series B, Non-Vtg. (b)(f)	10	1,000
ICG Holdings, Inc. 14.25% Exchangeable, Non-Vtg. (b)(f)(h)(m)	43	—
Loral Skynet Corp. Cum., Series A (b)(f)	284	53,179
Paxson Communications Corp. 13.25% Cum. Jr. Exchangeable, Non-Vtg. (b)(f)(h)	16	139,200
PTV, Inc. 10.00% Cum., Series A, Non-Vtg. (b)(f)	3	6
Rural Cellular Corp. 11.375% Cum. Sr., Series B, Non-Vtg. (h)	19	21,850
RWE AG Non-Vtg.	1,060	68,249
Sovereign Real Estate Investment Trust 12.00% Non-Cum, Series A (a)(b)(f)	114	164,160
Total Preferred Stocks (cost: $557,843)		575,427
	units
Rights, Warrants and Certificates - .05%
American Tower Corp. Wts., Exp. 08/01/08 (a)(b)	200	76,453
ASAT Finance LLC Wts., Exp. 11/01/06 (a)(b)(f)(m)	50	—
COLO.com, Inc. Wts., Exp. 03/15/10 (a)(b)(f)	50	—
Equinix, Inc. Wts., Exp. 12/01/07 (a)(b)(f)(i)	50	—
HF Holdings, Inc. Wts., Exp. 09/27/09 (b)(f)(m)	361	—
ICO Global Communication Holdings Ltd. Wts., Exp. 05/16/06 (b)	781	12
Long Distance International, Inc. Wts., Exp. 04/15/08 (b)(f)(m)	50	—
Ntelos, Inc. Wts., Exp. 08/15/10 (a)(b)(f)(m)	50	—
Pathmark Stores, Inc. Wts., Exp. 09/19/10 (b)	970	272
PLD Telekom, Inc. Wts., Exp. 06/01/06 (b)	50	—
Price Communications Corp. Wts., Exp. 08/01/07 (b)	516	—
Sterling Chemicals, Inc. Wts., Exp. 12/31/07 (b)(f)(m)	429	43
Venezuela (Republic of) Oil Linked Payment Obligation Wts., Exp. 04/15/20 (b)	2,800	78,400
Verado Holdings, Inc. Cl. B Wts., Exp. 04/15/08 (b)(f)(m)	75	51
XO Communications, Inc., Cl. A Wts., Exp. 01/16/10 (b)	508	76
Cl. B Wts., Exp. 01/16/10 (b)	380	38
Cl. C Wts., Exp 01/16/10 (b)	380	34
Total Rights, Warrants and Certificates (cost: $42,499)		155,379
	face amount or units (i & j)
Structured Instruments - 13.75%
Dow Jones CDX High Yield Index, Pass-Through Certificates, Series 3-4 10.50% due 12/29/09 (a)(f)	$483,335	473,668
Pass-Through Certificates, Series 4-T1 8.25% due 06/29/10 (a)(f)	5,282,200	5,341,625

Statements of Investments in Securities and Net Assets  December 31, 2005

Atlas Strategic Income Fund  (continued)

	face amount or units (i & j)	market value (note 1)
Emblem Finance Co. Ltd., Kingdom of Swaziland Credit Linked Nts. 7.07% due 06/20/10 (a)(c)	$420,000	$403,830
Bank of America Corp., Russia (Government of) Credit Linked Nts., Zero Coupon due 08/18/08 (RUB)	60,000,000	1,792,815
Russia (Government of) Credit Linked Nts., Series B, 7.75% due 10/25/09 (a) (RUB)	250,000	338,607
Russia (Government of) Credit Linked Nts., Series C, 9.60% due 10/25/14 (RUB)	750,000	967,500
Citigroup Global Markets Holdings, Inc., Argentina (Republic of) Unsec. Credit Linked Nts. Zero Coupon due 04/16/10	399,911	391,393
Brazil (Federal Republic of) Credit Linked Nts., Zero Coupon due 07/03/07 (a)	695,029	570,299
Brazil (Federal Republic of) Unsec. Credit Linked Nts., 10.00% due 01/05/10 (BRL)	996,000	381,487
Brazil (Federal Republic of) Unsec. Credit Linked Nts., 18.80% due 01/03/08 (BRL)	655,211	208,916
Brazil (Federal Republic of) Unsec. Credit Linked Nts., 19.85% due 01/02/09 (BRL)	752,072	207,872
Brazil (Federal Republic of) Unsec. Credit Linked Nts., 20.40% due 01/05/10 (BRL)	841,827	202,403
Brazilian Real Unsec. Credit Linked Nts., 10.00% due 01/05/10 (BRL)	1,570,000	601,340
Colombia (Republic of) Credit Linked Nts., Series II, 15.00% due 04/27/12 (COP)	186,420,823	114,740
Colombia (Republic of) Unsec. Credit Linked Nts., 15.00% due 03/15/07 (COP)	826,805	907,170
Colombia (Republic of) Unsec. Credit Linked Nts., 15.00% due 04/27/12 (COP)	352,000,000	216,653
Colombia (Republic of) Unsec. Credit Linked Nts., 15.00% due 04/27/12 (COP)	315,900,000	194,434
Colombia (Republic of) Unsec. Credit Linked Nts., 15.00% due 04/27/12 (COP)	348,809	461,579
Colombia (Republic of) Unsec. Credit Linked Nts., Series B, 15.00% due 04/26/12 (a) (COP)	405,000,000	249,274
Columbia (Republic of) Credit Linked Nts., 11.00% due 07/24/20 (COP)	160,740	185,092
Dominican Republic Credit Linked Nts., Zero Coupon due 03/10/06 (a)	220,008	221,544
Dominican Republic Credit Linked Nts., Zero Coupon due 03/31/06 (a)	174,119	168,589
Dominican Republic Credit Linked Nts., Zero Coupon due 05/02/06 (a)	208,541	192,953
Dominican Republic Credit Linked Nts., Zero Coupon due 07/10/06	278,746	257,447
Dominican Republic Credit Linked Nts., Zero Coupon due 11/06/06 (DOP)	400,000	349,796
Dominican Republic Credit Linked Nts., Zero Coupon due 03/12/07	236,557	243,015
Dominican Republic Unsec. Credit Linked Nts., Zero Coupon due 03/03/06	404,266	410,548
Dominican Republic Unsec. Credit Linked Nts., Zero Coupon due 04/27/06	70,201	65,667
Dominican Republic Unsec. Credit Linked Nts., Zero Coupon due 05/15/06	182,758	167,026

Atlas Strategic Income Fund  (continued)

	face amount or units (i & j)	market value (note 1)
Egypt (The Arab Republic of) Unsec. Credit Linked Nts., Zero Coupon due 01/12/06 (a) (EGP)	$1,540,000	$267,642
Egypt (the Arab Republic of) Unsec. Credit Linked Nts., Zero Coupon due 02/02/06 (EGP)	287,409	285,207
Egypt (The Arab Republic of) Unsec. Credit Linked Nts., Zero Coupon due 02/07/06 (EGP)	1,968,000	339,739
Egypt (The Arab Republic of) Unsec. Credit Linked Nts., Zero Coupon due 09/19/06 (EGP)	206,349	193,848
Ukraine Hryvnia Unsec. Credit Linked Nts., 11.94% due 01/04/10 (UAH)	72,877	72,010
Credit Suisse First Boston Corp., U.S. Dollar/South African Rand Linked Nts., Series Fbi43, 1.196% due 05/23/22 (c)	245,000	236,645
Credit Suisse First Boston Corp. (Cayman), Turkey (Republic of) Credit Linked Nts., Series EMG 7, 15.00% due 02/10/10 (TRY)	1,013,000	862,815
Credit Suisse First Boston International, Lukoil Credit Linked Nts., Series Fbi 105, 7.25% due 11/19/09 (RUB)	9,640,000	339,765
Moscow (City of) Credit Linked Nts., Series Fbi 101, 10.00% due 12/31/10 (RUB)	8,645,000	357,935
Moscow (City of) Credit Linked Nts., Series Fbi 98, 11.00% due 04/23/09 (RUB)	8,895,000	351,574
OAO Gazprom Credit Linked Nts., 8.11% due 01/21/07 (RUB)	9,335,000	329,989
Ukraine (Republic of) Credit Linked Nts., Series EMG 13, 11.94% due 12/30/09 (UAH)	745,000	171,608
Credit Suisse First Boston, Inc. (Nassau Branch), Turkey (Republic of) Credit Linked Nts., 20.00% due 10/18/07 (TRY)	120,000	135,193
Turkey (Republic of) Credit Linked Nts., Series EM 880, 20.00% due 10/18/07 (TRY)	395,000	492,632
Turkey (Republic of) Credit Linked Nts., Series EMG 4, 18.70% due 07/06/06 (TRY)	650,323	450,087
Turkey (Republic of) Credit Linked Nts., Series NAS 316, Zero Coupon due 02/23/06 (TRY)	207,000	278,401
Ukraine (Republic of) Credit Linked Nts. 11.94% due 12/30/09 (UAH)	200,000	46,069
Ukraine (Republic of) Credit Linked Nts., Series EMG 11, 11.94% due 12/30/09 (UAH)	224,000	51,597
Ukraine (Republic of) Credit Linked Nts., Series NPC 12, 11.94% due 12/30/09 (UAH)	1,460,000	336,305
Deutsche Bank AG, Argentina (Republic of) Credit Linked Nts., Zero Coupon due 12/21/11 (ARS)	940,000	747,034

The accompanying notes are an integral part of these financial statements.

Atlas Strategic Income Fund  (continued)

	face amount or units (i & j)	market value (note 1)
Brazil (Federal Republic of) Credit Linked Nts., Series E, Zero Coupon due 03/03/10	$600,000	$375,540
Campania Total Return Linked Nts., Zero Coupon due 07/30/10 (EUR)	1,800,000	2,142,059
Compania Total Return Linked Nts., 2.86% due 07/30/10 (EUR)	1,550,000	1,827,685
Egypt (The Arab Republic of) Treasury Bills Total Return Linked Nts., Zero Coupon due 03/09/06 (EGP)	790,000	135,418
European Investment Bank Russian Federation Credit Linked Nts., Zero Coupon due 01/19/10 (a)	240,000	192,720
Indonesia (Republic of) Credit Linked Nts., 9.50% due 06/22/15	280,000	221,032
Indonesia (Republic of) Credit Linked Nts., 14.25% due 06/22/13	294,400	307,766
Moscow (City of) Credit Linked Nts., 10.00% due 03/30/10 (RUB)	6,213,750	240,565
Romania (The State of) Credit Linked Nts., 11.49% due 12/07/06 (RON)	262,880	86,775
Russian Federation Credit Linked Nts., 8.40% due 12/02/09 (RUB)	6,685,000	243,765
Treasury Bills Total Return Linked Nts., Zero Coupon due 12/12/06 (EGP)	2,290,000	369,197
Ukraine (Republic of) 5 yr. Credit Linked Nts., 4.05% due 08/25/10	260,000	261,300
Ukraine (Republic of) 5.5 yr. Credit Linked Nts., 4.05% due 02/25/11	260,000	261,300
Ukraine (Republic of) 6 yr. Credit Linked Nts., 4.05% due 08/25/11	260,000	261,300
Ukraine (Republic of) 6.5 yr. Credit Linked Nts., 4.05% due 02/27/12	260,000	261,300
Ukraine (Republic of) 7 yr. Credit Linked Nts.,4.05% due 08/28/12	260,000	261,300
Ukraine (Republic of) Credit Linked Nts., 5.592% due 05/16/07 (UAH)	770,000	152,169
Ukraine (Republic of) Credit Linked Nts., 10.208% due 07/01/09 (f) (UAH)	1,109,600	244,857
Ukraine (Republic of) Credit Linked Nts., 11.70% due 05/31/06 (UAH)	588,000	119,439
Ukraine (Republic of) Credit Linked Nts., 11.94% due 12/30/09 (UAH)	92,000	21,769
Ukraine (Republic of) Credit Linked Nts., 11.94% due 12/30/09 (UAH)	325,000	76,900
Ukraine (Republic of) Credit Linked Nts., Series A, Zero Coupon due 05/16/07 (UAH)	770,000	152,169
Videocon International Ltd. Credit Linked Nts, 4.95% due 12/29/09	590,000	588,230
JP Morgan Chase Bank, Brazil (Federal Republic of) Credit Linked Nts., Zero Coupon due 11/30/12 (a) (BRL)	454,316	324,218
Brazil (Federal Republic of) Credit Linked Nts., Zero Coupon due 06/01/13 (BRL)	2,010,000	298,177
Brazil (Federal Republic of) Credit Linked Nts., Zero Coupon due 01/02/15 (BRL)	3,730,000	447,050
Brazil (Federal Republic of) Credit Linked Nts., Zero Coupon due 01/02/15 (BRL)	1,250,600	149,888
Columbia (Republic of) Credit Linked Nts., Zero Coupon due 01/05/16 (COP)	5,600,000,000	889,290
Lehman Brothers International, Romania (The State of) Treasury Bills Total Return Linked Nts., 7.90% due 02/08/10 (RON)	279,800	98,087

Atlas Strategic Income Fund  (continued)

	face amount or units (i & j)	market value (note 1)
Turkey (Republic of) Treasury Bills Total Return Linked Nts., 15.00% due 02/11/10 (TRY)	$460,000	$393,881
Turkey (Republic of) Treasury Bills Total Return Linked Nts., 20.00% due 10/17/07	135,349	167,156
Lehman Brothers Special Financing, Inc., Romania (The State of) Treasury Bills Linked Nts. 7.75% due 04/18/08 (RON)	70,000	22,444
Romania (The State of) Treasury Bills Total Return Linked Nts., 6.50% due 03/08/10 (RON)	754,500	248,461
Romania (The State of) Treasury Bills Total Return Linked Nts., 6.75% due 03/10/08 (RON)	880,000	292,390
Romania (The State of) Treasury Bills Total Return Linked Nts., 7.25% due 04/18/10 (RON)	71,000	23,924
Romania (The State of) Treasury Bills Total Return Linked Nts., 7.50% due 03/05/07 (RON)	118,000	39,954
Romania (The State of) Treasury Bills Total Return Linked Nts., 7.75% due 04/18/08 (RON)	170,000	54,506
Romania (The State of) Treasury Bills Total Return Linked Nts., 7.90% due 02/11/08 (RON)	640,300	220,123
Turkey (Republic of) Treasury Bills Total Return Linked Nts., 15.00% due 02/10/10 (TRY)	400,000	344,878
Morgan Stanley Capital Services, Inc., Philippines (Republic of) Credit Linked Nts., 8.619% due 09/20/15 (a)	340,000	364,256
Philippines (Republic of) Credit Linked Nts., 9.351% due 09/20/15 (c)	3,350,000	3,443,231
United Mexican States Credit Linked Nts., 5.64% due 11/20/15	300,000	302,958
Venezuela (Republic of) 10 yr. Credit Linked Nts., 7.85% due 11/20/15	650,000	666,166
Venezuela (Republic of) Credit Linked Nts., 6.49% due 05/20/10	385,000	384,419
UBS AG, Israel (State of) Credit Linked Nts., 7.50% due 04/05/14 (c) (ILS)	1,742,800	429,330
OAO Gazprom III Credit Linked Nts., Zero Coupon due 07/05/06 (c)	760,000	795,638
Dow Jones Cox, Pass-Through Certificates, Series 5-T1 8.75% due 12/29/10 (a)	2,088,900	2,096,733
Total Structured Instruments (cost: $42,723,565)		43,935,090

	expiration date	strike price		contracts/ face subject to call/put
Options Purchased - .01%
Japanese Yen Put	03/06	122.50		6,570,000,000	8,410
Mexican Peso Call	10/06	11.40		360,000	4,898
Mexican Peso Call	10/06	11.40		360,000	20,140
Mexican Peso Call	03/06	9.13	MXN	19,255,000	2,780
Total Options Purchased (cost: $85,918)					36,228
Swaptions Purchased - .00%
UBS Aud Swaption	02/06	5.67	AUD	4,470,000	3,696
Total Swaptions Purchased (cost: $13,742)					3,696

Statements of Investments in Securities and Net Assets  December 31, 2005

Atlas Strategic Income Fund  (continued)

	face amount	market value (note 1)
Short-Term Investments - 5.98%
Triparty Repurchase Agreement dated December 30, 2005 with Investors Bank & Trust Co., effective yield of 2.51%, due January 3, 2006, collateralized by U.S. Treasury Bonds, 10.375%, November 15, 2012 with a value of $8,281,594	$8,119,208	$8,119,208
U.S. Teasury Bills, 3.83% due 03/09/06	3,840,000	3,812,623
U.S. Teasury Bills, 3.88% due 03/09/06	7,230,000	7,177,012
Total Short-Term Investments (cost: $19,108,843)		19,108,843
Total Securities (cost: $336,237,425) - 105.72%		337,739,889
Other Assets and Liabilities, Net - (5.72)%		(18,286,849)
Net Assets - 100.00%		$319,453,040

Investment Category (Unaudited)	Percent Of Net Assets
Corporate Bonds and Notes	30.07%
Foreign Government Obligations	26.06
Structured Instruments	13.75
Mortgage-Backed Obligations	11.79
Government-Sponsored Enterprises (Non-Mortgage-Backed)	4.48
U.S. Government Obligations	3.87
Collateralized Mortgage Obligations	3.67
Asset-Backed Securities	2.59
Common Stocks	2.30
Loan Participations	0.67
Other Securities	0.25
Preferred Stocks	0.18
Rights, Warrants and Certificates	0.05
Options Purchased	0.01
Swaptions Purchased	0.00
Short-Term Investments	5.98
Forward Foreign Currency Contracts	0.21
Futures Contracts	0.05
Swap Agreements	0.23
106.21%

Atlas U.S. Government and Mortgage Securities Fund

	face amount	market value (note 1)
Asset-Backed Securities - 4.16%
Commercial MBS - 1.66%
Countrywide Asset-Backed Certificates, Series 2005-10, Cl. AF1, 4.54% due 02/25/36 (c)	$1,829,276	$1,829,337
Series 2005-16, Cl. 2AF2, 5.382% due 05/25/36	370,000	369,999
Series 2005-17, Cl. 1AF1, 4.58% due 05/25/36 (c)	770,000	770,000
Series 2005-17, Cl. 1AF2, 5.363% due 05/25/36	250,000	250,061
Residential Asset Mortgage Products, Inc., Series 2004-RS7, Cl. AI3, 4.45% due 07/25/28 (k)	820,000	815,367
Home Equity - 1.64%
Ace Securities Corp., Home Equity Loan Pass-Through Certificates, Series 2005-HE7, Cl. A2B, 4.559% due 11/25/35 (c)	530,000	529,996

Atlas U.S. Government and Mortgage Securities Fund  (continued)

	face amount	market value (note 1)
Centex Home Equity, Home Equity Mtg. Obligations, Series 2005-D, Cl. AF1, 5.04% due 10/25/35	$744,139	$741,711
First Franklin Mtg. Loan Asset-Backed Certificates, Home Equity Receivables, Series 2005-FF10, Cl. A3, 4.59% due 11/25/35 (c)	1,570,000	1,569,988
Household Home Equity Loan Trust, Home Equity Loan Pass-Through Certificates, Series 2005-3, Cl. A1, 4.63% due 01/20/35 (c)	781,245	781,315
Popular ABS, Mtg. Pass-Through Trust, Series 2005-6, Cl. A3, 5.68% due 01/25/36	380,000	380,000
Student Loan ABS - .86%
Lehman XS Trust, Series 2005-2, Cl. 2A1B, 3.63% due 08/25/35 (c)	1,263,645	1,264,640
Series 2005-4, Cl. 2A1B, 5.17% due 10/25/35	828,076	828,077
Total Asset-Backed Securities (cost: $10,147,073)		10,130,491
Mortgage-Backed Obligations - 113.24%
Government-Sponsored Enterprises - 112.88%
Fannie Mae, 4.50% due 05/01/19	8,218,093	8,009,088
5.00% due 06/01/18	15,948,896	15,801,185
5.00% due 01/01/36 (n)	17,048,000	16,515,250
5.50% due 05/01/24-12/01/33	76,796,393	76,308,400
5.50% due 01/01/21-01/01/36 (n)	47,944,000	47,734,900
6.00% due 12/01/16-11/01/32	34,842,249	35,326,433
6.50% due 11/01/31-11/01/32	18,270,729	18,791,828
6.50% due 01/01/36 (n)	32,000	32,820
7.50% due 12/01/17-01/01/30	1,173,620	1,231,994
8.00% due 12/01/24-02/01/28	1,533,568	1,637,189
8.50% due 08/01/14-03/01/27	505,878	547,338
9.00% due 06/01/21-04/01/25	310,071	339,569
9.50% due 10/01/20-11/01/20	2,625	2,902
Freddie Mac, 4.50% due 05/01/19	3,236,826	3,153,989
5.00% due 01/01/36 (n)	43,244,000	41,852,062
6.00% due 05/01/18-10/01/32	4,682,067	4,772,729
6.50% due 04/01/18	509,225	523,335
7.00% due 12/01/23-05/01/29	371,635	387,598
7.50% due 02/01/23-05/01/24	956,478	1,006,561
8.00% due 06/01/24-11/01/26	354,739	379,161
8.50% due 10/01/21-08/01/26	101,622	110,219
9.00% due 08/01/19-10/01/24	204,326	222,596
9.50% due 09/01/16-05/01/21	28,898	31,418
10.00% due 08/01/17-08/01/20	5,249	5,829
10.50% due 12/01/18-05/01/20	19,104	21,382
U.S. Government Agencies - .36%
Government National Mortgage Association, 7.50% due 10/15/22-03/15/24	717,766	759,677
8.00% due 04/15/23-06/15/25	113,784	121,885
8.50% due 07/15/16	2,582	2,785
Total Mortgage-Backed Obligations (cost: $276,811,788)		275,630,122

The accompanying notes are an integral part of these financial statements.

Atlas U.S. Government and Mortgage Securities Fund  (continued)

	face amount	market value (note 1)
Collateralized Mortgage Obligations - 25.42%
Banc of America Commercial Mortgage, Inc., Series 2005-2, Cl. A4, 4.783% due 07/10/43	$1,400,000	$1,373,666
Series 2005-3, Cl. A2, 4.501% due 07/10/43	1,140,000	1,112,360
Series 2005-6, Cl. A4, 5.182% due 09/10/47 (g)	2,760,000	2,777,250
Banc of America Mtg. Securities, Series 2005-E, Cl. 2A2, 4.994% due 06/25/35 (c)	247,800	246,520
Citigroup/Deutsche Bank Commercial Mtg. Trust, Series 2005-CD1, Cl. A4, 5.225% due 07/15/44 (g)	1,250,000	1,263,028
Countrywide Alternative Loan Trust, Series 2005-J1, Cl. 3A1, 6.50% due 08/25/32	2,031,123	2,066,034
Series 2005-J3, Cl. 3A1, 6.50% due 09/25/34	2,298,010	2,325,620
Fannie Mae, Series 2003-17, Cl. EQ, 5.50% due 03/25/23	508,000	511,539
Series 2003-23, Cl. EQ, 5.50% due 04/25/23	1,993,000	2,006,278
Series 2003-28, Cl. KG, 5.50% due 04/25/23	1,564,000	1,597,192
Series 2005-100, Cl. BQ, 5.50% due 11/25/25	620,000	611,113
Series 2005-109, Cl. AH, 5.50% due 12/25/25	3,055,000	3,038,097
Series 2005-71, Cl. DB, 4.50% due 08/25/35	4,000,000	3,754,502
Fannie Mae, Interest-Only Stripped Floating Mtg.-Backed Security, Series 2001-65, Cl. S, 3.521% due 11/25/31 (c)(g)	1,463,631	134,541
Series 2003-118, Cl. S, 3.721% due 12/25/33 (c)(g)	728,971	79,178
Series 2005-40, Cl. SA, 2.321% due 05/25/35 (c)(g)	6,978,918	367,490
Series 2005-40, Cl. SB, 2.371% due 05/25/35 (c)(g)	6,973,925	392,716
Series 2005-63, Cl. SA, 2.321% due 10/25/31 (c)(g)	398,470	19,040
Series 2005-71, Cl. SA, 2.371% due 08/25/25 (c)(g)	2,092,219	123,719
Fannie Mae, Interest-Only Stripped Mtg.-Backed Security, Series 221, Cl. 2, 7.50% due 05/01/23 (g)	2,746,512	594,064
Series 294, Cl. 2, 7.00% due 02/01/28 (g)	2,813,151	584,652
Series 321, Cl. 2, 6.50% due 03/01/32 (g)	321,869	72,040
Series 322, Cl. 2, 6.00% due 04/01/32 (g)	3,123,682	661,159
Series 331, Cl. 9, 6.50% due 02/01/33 (g)	3,784,927	851,672

Atlas U.S. Government and Mortgage Securities Fund  (continued)

	face amount	market value (note 1)
Series 333, Cl. 2, 5.50% due 03/01/33 (g)	$4,058,423	$901,812
Series 338, Cl. 2, 5.50% due 06/01/33 (g)	3,287,216	728,442
Series 350, Cl. 2, 5.50% due 02/01/34 (g)	5,205,772	1,144,712
Fannie Mae, Principal-Only Stripped Mtg.-Backed Security, Series 322, Cl. 1, Zero Coupon due 04/01/32	856,875	683,522
Freddie Mac, Series 2016, Cl. G, 6.50% due 04/15/28	513,382	529,396
Series 2058, Cl. TE, 6.50% due 05/15/28	505,550	520,540
Series 2072, Cl. A, 6.50% due 07/15/28	1,835,825	1,875,874
Series 2078, Cl. PE, 6.50% due 08/15/28	950,775	978,405
Series 2173, Cl. Z, 6.50% due 07/15/29	1,020,048	1,054,946
Series 2326, Cl. ZP, 6.50% due 06/15/31	43,815	45,116
Series 2504, Cl. FP, 4.47% due 03/15/32 (c)	810,376	819,893
Series 2515, Cl. FP, 4.37% due 10/15/32 (c)	3,041,010	3,063,588
Series 2534, Cl. EF, 4.32% due 05/15/22 (c)	8,506,041	8,556,659
Series 2550, Cl. FI, 4.32% due 11/15/32 (c)	3,386,391	3,410,486
Series 2613, Cl. BM, 2.25% due 04/15/16	1,520,066	1,514,658
Freddie Mac, Interest-Only Stripped Floating Mtg.-Backed Security, Series 2136, Cl. SG, 3.535% due 03/15/29 (c)(g)	4,440,899	326,000
Series 2399, Cl. SG, 3.835% due 12/15/26 (c)(g)	2,673,217	222,476
Series 2493, Cl. S, 3.985% due 09/15/29 (c)(g)	323,854	28,633
Series 3000, Cl. SE, 2.035% due 07/15/25 (c)(g)	3,264,195	117,254
Freddie Mac, Interest-Only Stripped Mtg.-Backed Security, Series 183, Cl. IO, 7.00% due
04/01/27 (g)	1,809,255	372,989
Series 217, Cl. IO, 6.50% due 02/01/32 (g)	616,330	136,180
Series 218, Cl. IO, 6.00% due 02/01/32 (g)	813,652	172,651
GE Capital Commercial Mortgage Corp., Series 2005-C3, Cl. A2, 4.853% due 07/10/45	660,000	655,212
Government National Mortgage Association, Series 2001-33, Cl. PA, 5.50% due 04/20/31	64,419	64,316

Statements of Investments in Securities and Net Assets  December 31, 2005

Atlas U.S. Government and Mortgage Securities Fund  (continued)

	face amount	market value (note 1)
Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Cl. A2, 5.117% due 04/10/37	$720,000	$721,748
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP2, Cl. A2, 4.575% due 07/15/42	280,000	274,285
Series 2005-LDP4, Cl. A2, 4.79% due 10/15/42	950,000	937,314
JP Morgan Mtg. Trust, Series 2005-S2, Cl. 3A1, 6.754% due 02/25/32 (c)	1,906,927	1,940,574
Lehman Brothers/UBS Commercial Mtg. Trust, Series 2005-C5, Cl. A2, 4.885% due 09/15/40	790,000	784,332
Lehman XS Trust, Series 2005-10, Cl. 2A3B, 5.55% due 01/25/36	700,000	699,891
Wachovia Bank Commercial Mtg. Trust, Series 2005-C20, Cl. A5, 5.087% due 07/15/42	790,000	784,325
Washington Mutual, Inc., Series 2005-AR8, Cl. 2AB1, 4.288% due 07/25/45 (c)	1,245,833	1,245,639
Total Collateralized Mortgage Obligations (cost: $62,565,754)		61,875,338
Short-Term Investments - .29%
Fannie Mae, Disc. Nts., 3.25% due 01/03/06	700,000	699,810
Total Short-Term Investments (cost: $699,810)		699,810
Total Securities (cost: $350,224,425) - 143.11%		348,335,761
Other Assets and Liabilities, Net - (43.11)%		(104,936,544)
Net Assets - 100.00%		$243,399,217

Investment Category (Unaudited)	Percent Of Net Assets
Mortgage-Backed Obligations	113.24%
Collateralized Mortgage Obligations	25.42
Asset-Backed Securities	4.16
Short-Term Investments	0.29
Futures Contracts	(0.07)
143.04%

Atlas California Municipal Money Fund

	face amount	market value (note 1)
Commercial Paper - 17.25%
General Obligations - 17.25%
Regents of University of California, 2.65% due 01/19/06	$1,500,000	$1,500,000
Sacramento, Municipal Utility District, 3.21% due 01/11/06	2,000,000	2,000,000
San Gabriel Valley County, 2.78% due 01/12/06	2,000,000	2,000,000
San Joaquin County, 3.18% due 01/04/06	2,400,000	2,400,000

Atlas California Municipal Money Fund  (continued)

	face amount	market value (note 1)
State Infrastructure & Economic Development Bank, 2.75% due 02/08/06	$600,000	$600,000
Total Commercial Paper (cost: $8,500,000)		8,500,000
Fixed Rate Bonds and Notes - 13.48%
Anaheim, COP, 1993 Refinancing Projects, AMBAC Insured, 3.43% due 08/01/19	1,300,000	1,300,000
Fremont Unified High School District, Tax and Revenue Anticipation Nts., 4.00% due 07/06/06	1,800,000	1,812,693
Los Altos School District, Tax and Revenue Anticipation Nts., 4.00% due 07/06/06	1,000,000	1,007,052
Los Angeles, Unified School District, Series A, 4.25% due 10/18/06	1,500,000	1,515,512
State, General Obligation, Revenue Anticipation Nts., 4.50% due 06/30/06	1,000,000	1,007,254
Total Fixed Rate Bonds and Notes (cost: $6,642,511)		6,642,511
Variable Rate Demand Notes * - 68.65%
Alameda County, Industrial Development Authority Revenue, Tool Family Partnership, Series A, AMT, 3.58% due 07/01/27	800,000	800,000
Bay Area Toll Authority, Toll Bridge Revenue, Series A, AMBAC Insured, 3.25% due 04/01/36	1,100,000	1,100,000
Big Bear Lake, Industrial Revenue, Southwest Gas Corp. Project, Series A, AMT, 3.51% due 12/01/28	1,400,000	1,400,000
Concord, Multi-Family Mortgage Revenue, FNMA Insured, 3.34% due 07/15/18	1,250,000	1,250,000
Grant, Joint Union High School District, Bridge Funding Program, FSA Insured, 3.49% due 07/01/37	300,000	300,000
Irvine, Revenue, Series A, 3.62% due 09/02/30	1,900,000	1,900,000
Los Angeles County, Community Development Commission, Willowbrook Partnership, 3.41% due 11/01/15	1,500,000	1,500,000
Los Angeles, COP, Unified School District, Belmont Learning Complex, Series A, 3.37% due 12/01/17	400,000	400,000
Modesto, Multi-Family Housing Revenue, Shadowbrook Apartments, Series A, FNMA Insured, 3.46% due 05/15/31	1,000,000	1,000,000
Oakland, COP, Capital Equipment Project, 3.55% due 12/01/15	500,000	500,000
Orange County, Airport Development Revenue, Aliso Creek/Aliso-Holly Oaks Partners, FHLMC Insured, 3.31% due 11/01/22	1,600,000	1,600,000
Pittsburg, Redevelopment Agency, AMBAC Insured, 3.75% due 09/01/35	500,000	500,000

The accompanying notes are an integral part of these financial statements.

Atlas California Municipal Money Fund  (continued)

	face amount	market value (note 1)
Pollution Control Financing Authority, Pacific Control Revenue, Pacific Gas and Electric Corp., 3.73% due 11/01/26	$1,500,000	$1,500,000
Pacific Gas and Electric Corp., AMT, 3.79% due 11/01/26	1,000,000	1,000,000
Riverside County Housing Authority, Multi-Family Mortgage Revenue, Mountain View Apts., Series A, 3.55% due 08/01/25	675,000	675,000
Sacramento, Sanitation District Financing Authority Revenue, Series C, 3.45% due 12/01/30	1,500,000	1,500,000
San Francisco, City and County Redevelopment Agency, Fillmore Center, Series B-1, FHLMC Insured, 3.50% due 12/01/17	1,900,000	1,900,000
San Jose, Financing Authority Lease Revenue, Hayes Mansion, Series D, AMBAC Insured, 3.46% due 07/01/26	1,050,000	1,050,000
Southern California Public Power Authority, Transmission Project Revenue, Series B, FSA Insured, 3.50% due 07/01/23	2,500,000	2,500,000
State Department of Water Resources, Power Supply Revenue, Series B-1, 3.70% due 05/01/22	2,300,000	2,300,000
Series B-6, 3.62% due 05/01/22	300,000	300,000
Series C-12, 3.34% due 05/01/22	600,000	600,000
State Economic Recovery, 3.65% due 07/01/23	1,100,000	1,100,000
State Health Facilities Financing Authority Revenue, Adventist Health System, Series B, 3.70% due 09/01/25	100,000	100,000
Catholic Healthcare, Series B, MBIA Insured, 3.37% due 07/01/16	800,000	800,000
State Health Facilities Financing Authority, MBIA Insured, 3.32% due 10/01/21	300,000	300,000
State Infrastructure & Economic Development Bank Revenue, J Paul Getty Trust, Series A, 2.25% due 04/01/33	1,100,000	1,100,000
Statewide Communities Development Authority, Robert Louis Stevenson, 3.47% due 02/01/31	1,250,000	1,250,000
Solid Waste Facilities Revenue, Chevron USA, Inc. Project, AMT, 3.56% due 12/15/24	1,600,000	1,600,000
Sutter Health Obligation Group, AMBAC Insured, 3.38% due 07/01/15	100,000	100,000
3.45% due 01/04/06	1,200,000	1,200,000
Tulare, Health Care District, Health Facilities Revenue, 3.75% due 12/01/32	700,000	700,000
Total Variable Rate Demand Notes * (cost: $33,825,000)		33,825,000
Total Securities (cost: $48,967,511) - 99.38%		48,967,511
Other Assets and Liabilities, Net - .62%		306,683

Atlas California Municipal Money Fund  (continued)

Investment Category (Unaudited)	Percent Of Net Assets

Net Assets - 100.00%	$49,274,194

Variable Rate Demand Notes *	68.65%
Commercial Paper	17.25
Fixed Rate Bonds and Notes	13.48
99.38%

Atlas Money Market Fund

	face amount	market value (note 1)
U.S. Government Obligations - 2.14%
Fannie Mae Discount Note, 3.25% due 01/03/06	$2,500,000	$2,499,549
Total U.S. Government Obligations (cost: $2,499,549)		2,499,549
Commercial Paper - 40.62%
Banks - 13.60%
Depfa Bank PLC, 4.41% due 05/18/06	2,000,000	1,966,435
HBOS Treasury Services PLC, 4.40% due 03/17/06	5,000,000	4,954,167
Lloyds Bank PLC, 4.27% due 01/17/06	5,000,000	4,990,511
Societe Generale North America, 3.95% due 01/03/06	4,000,000	3,999,122
Commercial Services - 3.65%
Salvation Army Eastern Trust, 3.40% due 01/03/06	4,275,000	4,275,000
Diversified Financial Services - 19.97%
AIG Funding, Inc., 3.60% due 01/04/06	1,000,000	999,700
4.02% due 01/11/06	2,500,000	2,497,209
4.125% due 01/11/06	900,000	898,969
Amercan Express Credit Corp., 4.15% due 01/09/06	4,500,000	4,495,850
General Electric Captital Corp., 4.19% due 01/18/06	4,500,000	4,491,096
ING (US) Funding LLC, 4.25% due 01/09/06	5,000,000	4,995,278
Rabobank USA Financial Corp., 4.27% due 01/11/06	5,000,000	4,994,069
Municipal - 3.40%
Duke University, 4.23% due 02/07/06	4,000,000	3,982,610
Total Commercial Paper (cost: $47,540,016)		47,540,016
Certificates of Deposit - 20.32%
Barclays Bank PLC, Yankee, 4.11% due 01/17/06	700,000	700,000
Barclays Bank PLC, Yankee, 4.30% due 02/03/06	4,000,000	3,999,924
Credit Suisse First Boston, NY Branch, Yankee, 4.33% due 01/17/06	5,000,000	5,000,022
Deutsche Bank AG, NY Branch, Yankee, 4.03% due 01/12/06	4,500,000	4,499,796
Royal Bank of Scotland, Yankee, 4.76% due 11/14/06	1,000,000	1,000,685
Toronto-Dominion Bank, Yankee, 3.67% due 06/13/06	3,600,000	3,583,953
Wells Fargo Bank NA, 4.42% due 03/20/06	5,000,000	5,000,000

Statements of Investments in Securities and Net Assets  December 31, 2005

Atlas Money Market Fund  (continued)

	face amount	market value (note 1)
Total Certificates of Deposit (cost: $23,784,380)		23,784,380
Fixed Rate Bonds and Notes - 5.75%
Camden County, New Jersey, Impact Authority Revenue, 4.22% due 08/03/06	$1,700,000	$1,700,000
Maine, General Obligation, Taxable Bond Anticpation Nts., 5.00% due 06/22/06	530,000	532,403
Transportation Agency of Northern California, 4.21% due 01/05/06	4,500,000	4,500,000
Total Fixed Rate Bonds and Notes (cost: $6,732,403)		6,732,403
Variable Rate Demand Notes * - 27.22%
Alaska, Housing Finance Corp., 4.27% due 01/05/06	1,300,000	1,299,383
Cleveland, Ohio, Airport System Revenue, Series E, 4.33% due 01/01/20	1,400,000	1,400,000
Cuyuahoga County Ohio Economic Devolopment, 4.48% due 06/01/22	1,500,000	1,500,000
New Jersey, Economic Development Authority Revenue MSNBC/CNBC, Series B, 4.27% due 10/01/21	2,400,000	2,400,000
New York, State Dormitory Authority Revenue, Series A, MBIA Insured, 4.46% due 12/15/14	2,225,000	2,225,000
New York, State Housing Finance Agency Revenue, Kew Gardens, Series B, 4.36% due 05/15/36	2,000,000	2,000,000
4.45% due 11/15/36	3,500,000	3,500,000
New York, State Housing Finance Agency Service, 4.45% due 03/15/11	4,000,000	4,000,000
Oakland Alameda County Coliseum Authority Lease Revenue, Series A-2, 4.38% due 02/06/06	4,500,000	4,500,000
Rochester, New York, Institute of Technology, Series A, 4.49% due 11/01/21	900,000	900,000
Sacremento County, California Taxable Pension, Series C, 4.45% due 08/03/22	1,400,000	1,400,000
Texas, Grand Prairie Sports Facilities Development Corp., Sales Tax Revenue, Series A, 4.30% due 09/15/10	1,500,000	1,500,000
Washington, Housing Finance Commission, Multi-Family Revenue, Cambridge Apartments, Series B, 4.45% due 03/15/39	2,530,000	2,530,000
Mallard Lakes, Series B, 4.50% due 05/15/35	400,000	400,000
Renton Center, Series B, 4.44% due 12/01/40	2,310,000	2,310,000
Total Variable Rate Demand Notes * (cost: $31,864,383)		31,864,383
Total Securities (cost: $112,420,731) - 96.05%		112,420,731
Other Assets and Liabilities, Net - 3.95%		4,626,501
Net Assets - 100.00%		$117,047,232

Atlas Money Market Fund  (continued)

Investment Category (Unaudited)	Percent Of Net Assets
Commercial Paper	40.62%
Variable Rate Demand Notes *	27.22
Certificates of Deposit	20.32
Fixed Rate Bonds and Notes	5.75
U.S. Government Obligations	2.14
96.05%

*  Variable rate demand notes are tax-exempt obligations which contain a floating or variable rate adjustment formula (computed daily or weekly) and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon short notice prior to specified dates. The interest may change on specified dates in relationship with changes in a designated rate (such as the prime interest or U.S. Treasury Bill rates).

**  Security is under a no-trade restriction ending August 16, 2006.

(a)  Restricted securities which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, the value of these securities amounted to $225,067 or 0.07% of net assets in the Global Growth Fund, $1,607,699 or 3.05% of net assets in the American Enterprise Bond Fund and $34,104,624 or 10.68% of net assets in the Strategic Income Fund.

(b)  Non-income producing security.

(c)  Represents the current interest rate for a variable rate security.

(d)  Denotes a step bond: a zero coupon bond that converts to a fixed rate of interest at a designated future date.

(e)  Represents the current interest rate for an increasing rate security.

(f)  Identifies issues considered to be illiquid. See Note 6 of Notes to Statements of Investments in Securities and Net Assets.

(g)  Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed-income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which the current interest is calculated. The prices of these securities are typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-through).

(h)  Interest or dividend is paid in kind.

(i)  Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, face amount disclosed represents total underlying principal.

(j)  Face amount is reported in U.S. Dollars, except for those denoted in the following currencies:

ARS - Argentine Peso
AUD - Australian Dollar
BRL - Brazilian Real
CAD - Canadian Dollar
COP - Colombia Pesos
DOP – Dominican Republic Pesos
EGP - Egyptian Pound
EUR - Euro
GBP - British Pound
ILS - Israeli Shekel
JPY - Japanese Yen	MXN - Mexican Peso
MYR - Malaysian Ringgit
NZD - New Zealand Dollar
PEN - Peruvian Sol
PLN - Polish Zloty
RON - Romania New Lei
RUB - Russian Ruble
TRY - Turkish Lira
UAH - Ukraine Hryvna
USD - United States Dollar
ZAR - South African Rand

(k)  Securities in American Enterprise Bond Fund, California Municipal Bond Fund, National Municipal Bond Fund, Strategic Income Fund and U.S. Government and Mortgage Securities Fund with an aggregate market value of $667,287, $5,140,120, $1,145,390, $1,156,890 and $815,367, respectively, are held in collateralized accounts to cover initial margin requirements for open futures purchases and sales contracts.

(l)  Securities in Strategic Income Fund with an aggregate market value of $618,493 are held in collateralized accounts to cover outstanding forward currency exchange contracts. See Note 3 of Notes to Statements of Investments in Securities and Net Assets.

(m)  Fair-valued security. See Note 1 of Notes to Statements of Investments in Securities and Net Assets.

(n)  When-issued security to be delivered and settled after December 31, 2005.

(o)  All or part of this security position is on loan at December 31, 2005. The total value of securities on loan at December 31, 2005 is $893,464 for Balanced Fund, $1,582,101 for Emerging Growth Fund, $2,189,828 for Global Growth Fund and $2,979,514 for Growth Opportunities Fund.

(p)  This security was purchased with cash collateral held from securities lending.

(q)  Securities with an aggregate market value of $2,217,312 have been designated to cover the following outstanding written call options and swaptions in the Strategic Income Fund, as follows:

	Notional Amount	Expiration Date	Exercise Price/ Strike Price		Premium Received	Market Value (See Note 1)	Unrealized Appreciation (Depreciation)
Written Swaptions:
UBS AG U.S. Dollar Call Swaption (f)(1)	$3,350,000	2/09/06	$4.74	USD	$13,735	$3,212	$10,523

(1)  An option on an interest swap. If exercised, the fund will pay the strike rate in order to receive the 3 Month USD-LIBOR-BBA.

(r)  Issuer is in default.

Statements of Investments in Securities and Net Assets  December 31, 2005

(s)  The distribution of investments representing geographic diversification of the Atlas Global Growth Fund, as a percentage of total investments at value, is as follows:

	Market Value	Percent
Country:
United States	$133,642,054	41.50%
Great Britain	39,747,344	12.34
Japan	36,217,966	11.25
France	18,525,555	5.75
Sweden	14,993,627	4.66
Germany	10,200,687	3.17
Switzerland	9,979,230	3.10
Korea, Republic of (South)	8,055,184	2.50
Bermuda	7,902,520	2.45
Netherlands	7,486,665	2.33
Brazil	6,797,937	2.11
Mexico	6,061,388	1.88
Canada	5,734,656	1.78
Hong Kong	4,003,522	1.24
Spain	2,157,020	0.67
Taiwan	2,131,790	0.66
Finland	1,665,230	0.52
Australia	1,644,373	0.51
Singapore	1,330,925	0.41
India	1,267,920	0.39
Portugal	949,726	0.30
Denmark	792,480	0.25
Norway	754,187	0.23
	$322,041,986	100.00%

ADR = American Depositary Receipt AMBAC = AMBAC Indemnity Corporation AMT = Alternative Minimum Tax COP = Certificate of Participation	FGIC = Financial Guarantee Insurance Corporation FSA = Financial Security Assurance Inc. GDR = Global Depositary Receipt MBIA = Municipal Bond Investors Assurance

The accompanying notes are an integral part of these financial statements.

(This page has been left blank intentionally.)

Statements of Assets and Liabilities  December 31, 2005

	Stock Funds
	Balanced Fund	Emerging Growth	Global Growth Fund
Assets:
Investment in securities, at identified cost	$48,179,751	$56,025,261	$243,002,262
Investment in securities, at value[1]	$49,574,231	$63,816,885	$322,041,986
Cash	0	110	0
Receivables:
Securities sold	0	123,373	159,227
Fund's shares sold	90,556	271,990	1,508,441
Interest and dividends	379,871	66,417	528,107
Prepaid expenses	0	0	0
Total assets	50,044,658	64,278,775	324,237,761
Liabilities:
Payables for:
Securities purchased	0	376,445	124,897
Payable upon return of securities loaned	945,848	1,641,069	2,325,802
Fund's shares redeemed	31,663	46,938	146,317
Dividends	0	0	323
Accrued expenses:
Management fees (Note 5)	29,000	42,254	205,077
Distribution fees (Note 5)	10,357	13,204	66,943
Other	37,609	39,429	149,315
Swap contracts interest payable (Note 11)	0	0	0
Cash overdraft	0	0	9
Total liabilities	1,054,477	2,159,339	3,018,683
Net Assets	$48,990,181	$62,119,436	$321,219,078
Net Assets Consist Of:
Net unrealized appreciation (depreciation)	$1,394,480	$7,791,624	$79,038,507
Accumulated net realized gain (loss)	(8,171,924)	(733,053)	187,946
Undistributed net investment income (loss)	2,754	8,265	(1,051,016)
Paid-in capital	55,764,871	55,052,600	243,043,641
Net Assets	$48,990,181	$62,119,436	$321,219,078
Net Asset Value Per Share:
Net assets	$48,990,181	$62,119,436	$321,219,078
Benificial interest shares outstanding	4,335,961	3,793,317	13,581,397
Net asset value per share and maximum offering price	$11.30	$16.38	$23.65
Beneficial Interest Shares Authorized	Unlimited	Unlimited	Unlimited

1  Including securities loaned of $945,848, $1,582,101, $2,189,828, and $2,979,514 by Balanced Fund, Emerging Growth Fund, Global Growth Fund, and Growth Opportunities Fund, respectively.

2  Investment in Master Portfolio (Note 1).

The accompanying notes are an integral part of these financial statements.

	Stock Funds
	Growth Opportunities Fund	Independence Flagship Fund	Independence Star Spangled Fund	S&P 500 Index Fund		Strategic Growth Fund	Value Fund Fund
Assets:
Investment in securities, at identified cost	$365,831,915	$94,404,286	$757,162	$107,413,934		$70,121,516	$102,677,960
Investment in securities, at value[1]	$426,959,907	$103,937,162	$744,869	$116,653,878	[2]	$84,004,956	$111,000,806
Cash	0	422,801	94,549	0		0	0
Receivables:
Securities sold	5,207,125	0	0	0		0	184,603
Fund's shares sold	718,938	667,472	45,863	171,992		211,998	740,266
Interest and dividends	230,041	253,566	134	359		88,671	194,472
Prepaid expenses	0	0	18,674	4,808		0	0
Total assets	433,116,011	105,281,001	904,089	116,831,037		84,305,625	112,120,147
Liabilities:
Payables for:
Securities purchased	5,508,939	422,801	94,549	0		0	881,801
Payable upon return of securities loaned	3,057,600	0	0	0		0	0
Fund's shares redeemed	278,211	169,324	1,500	635,390		25,048	89,632
Dividends	0	3,362	110	0		0	0
Accrued expenses:
Management fees (Note 5)	227,218	21,713	0	0		50,560	73,522
Distribution fees (Note 5)	91,136	0	0	24,552		18,057	23,092
Other	191,053	43,383	18,406	83,827		70,594	66,043
Swap contracts interest payable (Note 11)	0	0	0	0		0	0
Cash overdraft	0	0	0	0		0	0
Total liabilities	9,354,157	660,583	114,565	743,769		164,259	1,134,090
Net Assets	$423,761,854	$104,620,418	$789,524	$116,087,268		$84,141,366	$110,986,057
Net Assets Consist Of:
Net unrealized appreciation (depreciation)	$61,127,992	$9,532,876	$(12,293)	$9,239,944		$13,883,440	$8,322,846
Accumulated net realized gain (loss)	1,766,774	28,820	1,171	(3,422,446)		(54,674,456)	715,600
Undistributed net investment income (loss)	20,368	0	8	83,431		0	5,903
Paid-in capital	360,846,720	95,058,722	800,638	110,186,339		124,932,382	101,941,708
Net Assets	$423,761,854	$104,620,418	$789,524	$116,087,268		$84,141,366	$110,986,057
Net Asset Value Per Share:
Net assets	$423,761,854	$104,620,418	$789,524	$116,087,268		$84,141,366	$110,986,057
Benificial interest shares outstanding	17,827,533	8,739,910	80,399	13,684,708		6,068,520	9,133,952
Net asset value per share and maximum offering price	$23.77	$11.97	$9.82	$8.48		$13.87	$12.15
Beneficial Interest Shares Authorized	Unlimited	Unlimited	Unlimited	Unlimited		Unlimited	Unlimited

Statements of Assets and Liabilities  December 31, 2005

	Bond Funds
	American Enterprise Bond Fund	California Municipal Bond Fund	Independence Eagle Bond Fund	National Municipal Bond Fund	Strategic Income Fund	U.S. Government and Mortgage Securities Fund
Assets:
Investment in securities, at identified cost	$66,770,014	$459,498,174	$898,286	$149,657,479	$336,237,425	$350,224,425
Investment in securities, at value	$66,257,818	$477,101,085	$897,146	$155,324,738	$337,739,889	$348,335,761
Cash	168,477	36,221	100,254	7,576	0	67,453
Receivables:
Securities sold	3,051,495	0	0	0	932,869	6,689,438
Fund's shares sold	120,467	2,432,464	42,763	1,116,401	795,985	113,061
Interest and dividends	459,961	6,663,849	7,062	2,044,164	4,857,090	1,171,195
Unrealized appreciation on forward foreign exchange currency contracts (Note 7)	0	0	0	0	3,210,857	0
Variation margin on futures contracts	0	24,832	0	7,891	37,317	62,236
Receivable for open swap contracts (Note 11)	3,082	0	0	0	719,229	0
Prepaid expenses	0	0	18,674	0	0	0
Total assets	70,061,300	486,258,451	1,065,899	158,500,770	348,293,236	356,439,144
Liabilities:
Payables for:
Securities purchased	17,199,969	0	100,254	0	23,508,503	112,184,265
Fund's shares redeemed	48,624	96,456	0	5,354	301,240	364,694
Dividends	41,098	399,292	533	179,861	2,020,268	213,766
Accrued expenses:
Management fees (Note 5)	0	223,888	0	72,927	193,797	114,148
Distribution fees (Note 5)	4,733	101,767	0	33,148	67,697	51,886
Other	19,897	123,278	18,364	45,862	125,455	111,168
Swap contracts interest payable (Note 11)	0	0	0	0	57,889	0
Unrealized depreciation on forward foreign exchange currency contracts (Note 7)	0	0	0	0	2,535,372	0
Variation margin on futures contracts	1,927	0	0	0	0	0
Options written, at value (premiums received, $13,375) (Note 9)	0	0	0	0	3,212	0
Cash overdraft	0	0	0	0	26,763	0
Total liabilities	17,316,248	944,681	119,151	337,152	28,840,196	113,039,927
Net Assets	$52,745,052	$485,313,770	$946,748	$158,163,618	$319,453,040	$243,399,217
Net Assets Consist Of:
Net unrealized appreciation (depreciation)	$(457,760)	$17,511,662	$(1,140)	$5,638,089	$2,446,929	$(2,065,180)
Accumulated net realized gain (loss)	(1,358,887)	525,724	0	(79,278)	(3,828,975)	(4,022,054)
Undistributed net investment income (loss)	(60)	202,298	0	85,451	(489,942)	(8,307)
Paid-in capital	54,561,759	467,074,086	947,888	152,519,356	321,325,028	249,494,758
Net Assets	$52,745,052	$485,313,770	$946,748	$158,163,618	$319,453,040	$243,399,217
Net Asset Value Per Share:
Net assets	$52,745,052	$485,313,770	$946,748	$158,163,618	$319,453,040	$243,399,217
Beneficial interest shares outstanding	5,442,579	41,771,081	94,672	13,402,751	70,808,167	24,545,368
Net asset value per share and maximum offering price	$9.69	$11.62	$10.00	$11.80	$4.51	$9.92
Beneficial Interest Shares Authorized	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited

The accompanying notes are an integral part of these financial statements.

	Money Funds
	California Municipal Money Fund	Money Market Fund
Assets:
Investment in securities, at identified cost	$48,967,511	$112,420,731
Investment in securities, at value	$48,967,511	$112,420,731
Cash	0	25,863
Receivables:
Securities sold	0	0
Fund's shares sold	280,664	4,768,829
Interest and dividends	218,950	336,832
Unrealized appreciation on forward foreign exchange currency contracts (Note 7)	0	0
Variation margin on futures contracts	0	0
Receivable for open swap contracts (Note 11)	0	0
Prepaid expenses	0	0
Total assets	49,467,125	117,552,255
Liabilities:
Payables for:
Securities purchased	0	0
Fund's shares redeemed	113,034	419,534
Dividends	3,164	7,251
Accrued expenses:
Management fees (Note 5)	16,547	7,800
Distribution fees (Note 5)	0	23,071
Other	14,386	47,367
Swap contracts interest payable (Note 11)	0	0
Unrealized depreciation on forward foreign exchange currency contracts (Note 7)	0	0
Variation margin on futures contracts	0	0
Options written, at value (premiums received, $13,375) (Note 9)	0	0
Cash overdraft	45,800	0
Total liabilities	192,931	505,023
Net Assets	$49,274,194	$117,047,232
Net Assets Consist Of:
Net unrealized appreciation (depreciation)	$0	$0
Accumulated net realized gain (loss)	(321)	(952)
Undistributed net investment income (loss)	0	0
Paid-in capital	49,274,515	117,048,184
Net Assets	$49,274,194	$117,047,232
Net Asset Value Per Share:
Net assets	$49,274,194	$117,047,232
Beneficial interest shares outstanding	49,274,518	117,048,188
Net asset value per share and maximum offering price	$1.00	$1.00
Beneficial Interest Shares Authorized	Unlimited	Unlimited

Statements of Operations  For the year ended December 31, 2005

	Stock Funds
	Balanced Fund	Emerging Growth	Global Growth Fund
Investment Income:
Income:
Interest	$775,210	$41,794	$218,910
Dividends	502,167	451,599	4,424,741
Total income	1,277,377	493,393	4,643,651
Expenses:
Management fees (Note 5)	328,993	448,805	2,049,027
Distribution fees (Note 5)	117,497	140,252	666,342
Transfer agency fees and expenses	56,934	103,104	319,982
Custodian fees and expenses	62,263	77,570	284,503
Trustees' fees	2,800	3,505	17,642
Registration fees	7,582	9,426	44,828
Accounting and legal fees	12,644	15,154	63,030
Reports to shareholders	6,043	11,342	37,582
Advisory fee to BGFA (Note 5)	0	0	0
Amortization of offering costs	0	0	0
Other	1,736	2,163	17,275
Total expenses	596,492	811,321	3,500,211
Management fees waived (Note 5)	0	0	0
Expense reimbursement (Note 5)	0	0	0
Net expenses	596,492	811,321	3,500,211
Net investment income (loss)	680,885	(317,928)	1,143,440
Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments (net of premiums on options exercised)	2,133,989	3,548,979	15,817,601
Closing of futures contracts	0	0	0
Foreign currency transactions	0	0	(291,546)
Realized gain distributions from investment company shares	0	0	0
Net realized gain	2,133,989	3,548,979	15,526,055
Net change in unrealized appreciation (depreciation) on:
Investments	(998,860)	92,270	18,464,290
Futures and options written	0	0	0
Translation of assets and liabilities denominated in foreign currencies	0	0	(5,807)
Net change in unrealized appreciation (depreciation)	(998,860)	92,270	18,458,483
Net realized and unrealized gain (loss)	1,135,129	3,641,249	33,984,538
Net increase (decrease) in net assets resulting from operations	$1,816,014	$3,323,321	$35,127,978

1  For the period December 1, 2005 (commencement of operations) to December 31, 2005.

The accompanying notes are an integral part of these financial statements.

	Stock Funds
	Growth Opportunities Fund	Independence Flagship Fund	Independence Star Spangled Fund	S&P 500 Index Fund[1]	Strategic Growth Fund	Value Fund Fund
Investment Income:
Income:
Interest	$99,259	$45	$57	$87,012	$19,715	$58,607
Dividends	4,603,614	1,465,809	1,201	2,087,648	649,279	1,260,979
Total income	4,702,873	1,465,854	1,258	2,174,660	668,994	1,319,586
Expenses:
Management fees (Note 5)	2,510,155	207,442	99	287,463	570,680	562,556
Distribution fees (Note 5)	1,004,231	0	0	287,463	203,814	175,933
Transfer agency fees and expenses	448,780	78,516	61	206,313	161,093	71,021
Custodian fees and expenses	231,463	47,239	64	57,296	49,573	59,384
Trustees' fees	25,228	5,087	16	6,731	4,863	5,576
Registration fees	60,764	17,219	52	17,870	11,642	19,605
Accounting and legal fees	88,901	22,572	309	31,697	19,554	23,534
Reports to shareholders	48,844	10,265	25	22,729	16,229	12,618
Advisory fee to BGFA (Note 5)	0	0	0	57,476	0	0
Amortization of offering costs	0	0	1,572	0	0	0
Other	23,619	3,346	12	16,411	2,998	3,618
Total expenses	4,441,985	391,686	2,210	991,449	1,040,446	933,845
Management fees waived (Note 5)	0	0	(99)	(287,168)	0	0
Expense reimbursement (Note 5)	0	0	(1,842)	(43,911)	0	0
Net expenses	4,441,985	391,686	269	660,370	1,040,446	933,845
Net investment income (loss)	260,888	1,074,168	989	1,514,290	(371,452)	385,741
Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments (net of premiums on options exercised)	30,342,311	91,143	5,494	263,632	1,622,746	3,514,419
Closing of futures contracts	0	0	0	109,404	0	0
Foreign currency transactions	0	0	0	0	0	0
Realized gain distributions from investment company shares	0	592,463	0	0	0	0
Net realized gain	30,342,311	683,606	5,494	373,036	1,622,746	3,514,419
Net change in unrealized appreciation (depreciation) on:
Investments	(1,613,495)	3,683,552	(12,293)	3,087,448	5,066,839	3,487,465
Futures and options written	0	0	0	(42,030)	0	0
Translation of assets and liabilities denominated in foreign currencies	0	0	0	0	0	0
Net change in unrealized appreciation (depreciation)	(1,613,495)	3,683,552	(12,293)	3,045,418	5,066,839	3,487,465
Net realized and unrealized gain (loss)	28,728,816	4,367,158	(6,799)	3,418,454	6,689,585	7,001,884
Net increase (decrease) in net assets resulting from operations	$28,989,704	$5,441,326	$(5,810)	$4,932,744	$6,318,133	$7,387,625

Statements of Operations  For the year ended December 31, 2005

	Bond Funds
	American Enterprise Bond Fund	California Municipal Bond Fund	Independence Eagle Bond Fund[1]	National Municipal Bond Fund	Strategic Income Fund	U.S. Government and Mortgage Securities Fund
Investment Income:
Income:
Interest	$2,267,299	$19,441,133	$84	$6,188,394	$19,060,176	$13,071,473
Dividends	0	0	6,978	0	82,699	0
Total income	2,267,299	19,441,133	7,062	6,188,394	19,142,875	13,071,473
Expenses:
Management fees (Note 5)	283,623	2,448,587	131	777,120	2,234,884	1,437,449
Distribution fees (Note 5)	128,920	1,112,994	0	353,236	780,316	653,386
Transfer agency fees and expenses	41,394	144,587	61	63,590	233,213	257,615
Custodian fees and expenses	54,005	259,181	65	104,504	402,982	255,185
Trustees' fees	3,087	28,371	16	9,228	18,829	14,723
Registration fees	8,622	8,928	52	25,944	48,718	34,918
Accounting and legal fees	13,479	99,722	309	34,402	67,401	53,192
Reports to shareholders	4,238	15,678	25	7,411	25,447	22,781
Amortization of offering costs	0	0	1,572	0	0	0
Other	1,895	17,274	11	5,627	17,709	9,028
Total expenses	539,263	4,135,322	2,242	1,381,062	3,829,499	2,738,277
Management fees waived (Note 5)	(283,623)	0	(131)	0	0	0
Distribution fees waived (Note 5)	(15,163)	0	0	0	0	0
Expense reimbursement (Note 5)	(97,113)	0	(1,755)	0	0	0
Net expenses	143,364	4,135,322	356	1,381,062	3,829,499	2,738,277
Net investment income	2,123,935	15,305,811	6,706	4,807,332	15,313,376	10,333,196
Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments (net of premiums on options exercised)	(1,075,787)	1,078,777	0	227,712	2,927,299	(1,340,942)
Closing of futures contracts	(143,496)	(85,009)	0	(26,823)	(219,381)	736,381
Closing and expiration of options written	0	0	0	0	(44,741)	0
Closing of swap contracts	0	0	0	0	(536,785)	0
Foreign currency transactions	0	0	0	0	1,838,377	0
Net realized gain (loss)	(1,219,283)	993,768	0	200,889	3,964,769	(604,561)
Net change in unrealized appreciation (depreciation) on:
Investments	(313,937)	(1,573,655)	(1,140)	(545,497)	(13,122,023)	(4,503,450)
Futures, swaps and options written	54,435	(91,273)	0	(29,170)	484,518	(176,516)
Translation of assets and liabilities denominated in foreign currencies	0	0	0	0	871,381	0
Net change in unrealized depreciation	(259,502)	(1,664,928)	(1,140)	(574,667)	(11,766,124)	(4,679,966)
Net realized and unrealized loss	(1,478,785)	(671,160)	(1,140)	(373,778)	(7,801,355)	(5,284,527)
Net increase in net assets resulting from operations	$645,150	$14,634,651	$5,566	$4,433,554	$7,512,021	$5,048,669

1  For the period December 1, 2005 (commencement of operations) to December 31, 2005.

The accompanying notes are an integral part of these financial statements.

	Money Funds
	California Municipal Money Fund	Money Market Fund
Investment Income:
Income:
Interest	$1,112,431	$2,434,842
Dividends	0	0
Total income	1,112,431	2,434,842
Expenses:
Management fees (Note 5)	232,330	360,726
Distribution fees (Note 5)	116,165	180,363
Transfer agency fees and expenses	14,180	45,868
Custodian fees and expenses	41,998	44,794
Trustees' fees	3,615	6,389
Registration fees	1,018	19,118
Accounting and legal fees	13,641	24,770
Reports to shareholders	1,430	5,780
Amortization of offering costs	0	0
Other	1,976	3,848
Total expenses	426,353	691,656
Management fees waived (Note 5)	(38,009)	(269,816)
Distribution fees waived (Note 5)	(116,165)	0
Expense reimbursement (Note 5)	0	0
Net expenses	272,179	421,840
Net investment income	840,252	2,013,002
Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments (net of premiums on options exercised)	0	0
Closing of futures contracts	0	0
Closing and expiration of options written	0	0
Closing of swap contracts	0	0
Foreign currency transactions	0	0
Net realized gain (loss)	0	0
Net change in unrealized appreciation (depreciation) on:
Investments	0	0
Futures, swaps and options written	0	0
Translation of assets and liabilities denominated in foreign currencies	0	0
Net change in unrealized depreciation	0	0
Net realized and unrealized loss	0	0
Net increase in net assets resulting from operations	$840,252	$2,013,002

Statements of Changes in Net Assets  For the year ended December 31

	Stock Funds
	Balanced Fund		Emerging Growth Fund		Global Growth Fund
	2005	2004	2005	2004	2005	2004
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$680,885	$273,077	$(317,928)	$(197,747)	$1,143,440	$431,552
Net realized gain on investments and foreign currency	2,133,989	2,847,546	3,548,979	3,682,443	15,526,055	6,986,635
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(998,860)	30,951	92,270	2,632,316	18,458,483	26,084,782
Net increase (decrease) in net assets resulting from operations	1,816,014	3,151,574	3,323,321	6,117,012	35,127,978	33,502,969
Distributions to Shareholders:
From net investment income	(651,971)	(272,751)	0	0	(1,442,884)	(607,069)
From net realized gain	0	0	0	0	0	0
Total distributions	(651,971)	(272,751)	0	0	(1,442,884)	(607,069)
Capital Share Transactions:
Net proceeds from sales of shares	11,794,541	14,713,712	21,140,440	27,500,965	84,838,588	87,063,880
Reinvestment of distributions	635,127	263,792	0	0	1,425,152	598,217
Cost of shares redeemed	(8,349,496)	(6,044,652)	(14,586,334)	(13,718,556)	(41,131,821)	(37,599,399)
Net increase (decrease) in net assets resulting from capital share transactions	4,080,172	8,932,852	6,554,106	13,782,409	45,131,919	50,062,698
Net increase in net assets	5,244,215	11,811,675	9,877,427	19,899,421	78,817,013	82,958,598
Net Assets:
Beginning of period	43,745,966	31,934,291	52,242,009	32,342,588	242,402,065	159,443,467
End of period	$48,990,181	$43,745,966	$62,119,436	$52,242,009	$321,219,078	$242,402,065

1  For the period December 1, 2005 (commencement of operations) to December 31, 2005.

The accompanying notes are an integral part of these financial statements.

	Stock Funds
	Growth Opportunities Fund		Independence Flagship Fund		Independence Star Spangled Fund
	2005	2004	2005	2004	2005[1]
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$260,888	$1,023,690	$1,074,168	$407,795	$989
Net realized gain on investments and foreign currency	30,342,311	26,107,658	683,606	110,763	5,494
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(1,613,495)	8,434,796	3,683,552	4,385,813	(12,293)
Net increase (decrease) in net assets resulting from operations	28,989,704	35,566,144	5,441,326	4,904,371	(5,810)
Distributions to Shareholders:
From net investment income	(270,667)	(1,016,760)	(1,392,119)	(407,820)	(5,304)
From net realized gain	(8,280,917)	0	(417,363)	0	0
Total distributions	(8,551,584)	(1,016,760)	(1,809,482)	(407,820)	(5,304)
Capital Share Transactions:
Net proceeds from sales of shares	53,099,889	69,276,212	55,987,304	53,516,865	797,317
Reinvestment of distributions	8,423,536	995,406	1,784,867	398,561	4,841
Cost of shares redeemed	(59,318,318)	(57,960,223)	(22,203,723)	(12,981,929)	(1,520)
Net increase (decrease) in net assets resulting from capital share transactions	2,205,107	12,311,395	35,568,448	40,933,497	800,638
Net increase in net assets	22,643,227	46,860,779	39,200,292	45,430,048	789,524
Net Assets:
Beginning of period	401,118,627	354,257,848	65,420,126	19,990,078	0
End of period	$423,761,854	$401,118,627	$104,620,418	$65,420,126	$789,524

Statements of Changes in Net Assets  For the year ended December 31

	Stock Funds
	S&P 500 Index Fund		Strategic Growth Fund		Value Fund
	2005	2004	2005	2004	2005	2004
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$1,514,290	$1,551,504	$(371,452)	$(95,639)	$385,741	$135,979
Net realized gain on investments and foreign currency	373,036	4,809,998	1,622,746	7,919,941	3,514,419	632,634
Net change in unrealized appreciation (depreciation) on investments and foreign currency	3,045,418	3,743,703	5,066,839	(528,112)	3,487,465	3,804,959
Net increase (decrease) in net assets resulting from operations	4,932,744	10,105,205	6,318,133	7,296,190	7,387,625	4,573,572
Distributions to Shareholders:
From net investment income	(1,428,521)	(1,543,888)	0	0	(375,990)	(125,191)
From net realized gain	0	0	0	0	(2,753,842)	0
Total distributions	(1,428,521)	(1,543,888)	0	0	(3,129,832)	(125,191)
Capital Share Transactions:
Net proceeds from sales of shares	30,087,155	62,220,558	9,671,532	15,688,432	78,351,249	25,882,410
Reinvestment of distributions	1,391,038	1,493,364	0	0	3,059,025	118,484
Cost of shares redeemed	(31,721,977)	(29,377,250)	(16,167,006)	(15,900,950)	(12,580,054)	(4,349,330)
Net increase (decrease) in net assets resulting from capital share transactions	(243,784)	34,336,672	(6,495,474)	(212,518)	68,830,220	21,651,564
Net increase in net assets	3,260,439	42,897,989	(177,341)	7,083,672	73,088,013	26,099,945
Net Assets:
Beginning of period	112,826,829	69,928,840	84,318,707	77,235,035	37,898,044	11,798,099
End of period	$116,087,268	$112,826,829	$84,141,366	$84,318,707	$110,986,057	$37,898,044

1  For the period December 1, 2005 (commencement of operations) to December 31, 2005.

The accompanying notes are an integral part of these financial statements.

	Bond Funds
	American Enterprise Bond Fund		California Municipal Bond Fund		Independence Eagle Bond Fund
	2005	2004	2005	2004	2005[1]
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$2,123,935	$965,584	$15,305,811	$12,425,726	$6,706
Net realized gain on investments and foreign currency	(1,219,283)	(14,272)	993,768	681,251	0
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(259,502)	(127,632)	(1,664,928)	1,790,811	(1,140)
Net increase (decrease) in net assets resulting from operations	645,150	823,680	14,634,651	14,897,788	5,566
Distributions to Shareholders:
From net investment income	(2,154,917)	(999,568)	(15,275,313)	(12,375,399)	(6,706)
From net realized gain	0	0	(450,039)	(718,456)	0
Total distributions	(2,154,917)	(999,568)	(15,725,352)	(13,093,855)	(6,706)
Capital Share Transactions:
Net proceeds from sales of shares	32,414,418	33,395,363	179,504,540	131,572,972	941,726
Reinvestment of distributions	1,689,267	778,320	11,704,672	9,506,471	6,172
Cost of shares redeemed	(23,155,729)	(11,009,267)	(97,769,603)	(83,564,153)	(10)
Net increase (decrease) in net assets resulting from capital share transactions	10,947,956	23,164,416	93,439,609	57,515,290	947,888
Net increase in net assets	9,438,189	22,988,528	92,348,908	59,319,223	946,748
Net Assets:
Beginning of period	43,306,863	20,318,335	392,964,862	333,645,639	0
End of period	$52,745,052	$43,306,863	$485,313,770	$392,964,862	$946,748

Statements of Changes in Net Assets  For the year ended December 31

	Bond Funds
	National Municipal Bond Fund		Strategic Income Fund		U.S. Government and Mortgage Securities Fund
	2005	2004	2005	2004	2005	2004
Increase (Decrease) in Net Assets From:
Operations:
Net investment income	$4,807,332	$4,022,068	$15,313,376	$11,899,071	$10,333,196	$8,385,282
Net realized gain (loss) on investments and foreign currency	200,889	496,534	3,964,769	3,723,229	(604,561)	(926)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(574,667)	(105,654)	(11,766,124)	6,278,394	(4,679,966)	(2,728,307)
Net increase in net assets resulting from operations	4,433,554	4,412,948	7,512,021	21,900,694	5,048,669	5,656,049
Distributions to Shareholders:
From net investment income	(4,766,306)	(4,008,560)	(19,509,087)	(14,598,883)	(10,933,088)	(8,673,388)
From net realized gain	(556,044)	0	0	0	0	0
Total distributions	(5,322,350)	(4,008,560)	(19,509,087)	(14,598,883)	(10,933,088)	(8,673,388)
Capital Share Transactions:
Net proceeds from sales of shares	73,381,608	36,604,333	108,868,827	102,341,294	38,243,817	56,609,036
Reinvestment of distributions	3,910,223	2,924,477	11,932,159	8,378,689	8,322,875	6,475,057
Cost of shares redeemed	(35,981,496)	(26,305,054)	(81,022,513)	(88,736,195)	(89,736,458)	(129,111,558)
Net increase (decrease) in net assets resulting from capital share transactions	41,310,335	13,223,756	39,778,473	21,983,788	(43,169,766)	(66,027,465)
Net increase (decrease) in net assets	40,421,539	13,628,144	27,781,407	29,285,599	(49,054,185)	(69,044,804)
Net Assets:
Beginning of period	117,742,079	104,113,935	291,671,633	262,386,034	292,453,402	361,498,206
End of period	$158,163,618	$117,742,079	$319,453,040	$291,671,633	$243,399,217	$292,453,402

The accompanying notes are an integral part of these financial statements.

	Money Funds
	California Municipal Money Fund		Money Market Fund
	2005	2004	2005	2004
Increase (Decrease) in Net Assets From:
Operations:
Net investment income	$840,252	$160,384	$2,013,002	$612,470
Net realized gain (loss) on investments and foreign currency	0	0	0	20
Net change in unrealized appreciation (depreciation) on investments and foreign currency	0	0	0	0
Net increase in net assets resulting from operations	840,252	160,384	2,013,002	612,490
Distributions to Shareholders:
From net investment income	(840,252)	(160,384)	(2,013,002)	(612,470)
From net realized gain	0	0	0	0
Total distributions	(840,252)	(160,384)	(2,013,002)	(612,470)
Capital Share Transactions:
Net proceeds from sales of shares	60,462,781	30,645,305	181,879,148	108,622,844
Reinvestment of distributions	804,071	154,740	1,905,061	584,282
Cost of shares redeemed	(48,337,793)	(19,855,331)	(123,217,100)	(100,212,919)
Net increase (decrease) in net assets resulting from capital share transactions	12,929,059	10,944,714	60,567,109	8,994,207
Net increase (decrease) in net assets	12,929,059	10,944,714	60,567,109	8,994,227
Net Assets:
Beginning of period	36,345,135	25,400,421	56,480,123	47,485,896
End of period	$49,274,194	$36,345,135	$117,047,232	$56,480,123

Financial Highlights  selected data for a share outstanding throughout each period

	Stock Funds
	Balanced Fund					Emerging Growth Fund
	2005	2004	2003	2002	2001	2005	2004	2003	2002	2001
Net asset value, beginning of period	$11.03	$10.17	$8.93	$11.20	$11.58	$15.47	$13.40	$8.94	$14.09	$14.51
Income From Investment Operations:[2]
Net investment income	0.16	0.08	0.07	0.14	0.18	(0.09)	(0.06)	(0.09)	(0.12)	(0.18)
Net realized and unrealized gain (loss) on investments	0.26	0.86	1.24	(2.27)	(0.38)	1.00	2.13	4.55	(5.03)	(0.24)
Total from investment operations	0.42	0.94	1.31	(2.13)	(0.20)	0.91	2.07	4.46	(5.15)	(0.42)
Less Distributions:
From net investment income	(0.15)	(0.08)	(0.07)	(0.14)	(0.18)	0.00	0.00	0.00	0.00	0.00
From net capital gains	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
In excess of realized gains	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total distributions	(0.15)	(0.08)	(0.07)	(0.14)	(0.18)	0.00	0.00	0.00	0.00	0.00
Net asset value, end of period	$11.30	$11.03	$10.17	$8.93	$11.20	$16.38	$15.47	$13.40	$8.94	$14.09
Total return[1]	3.85%	9.24%	14.71%	-19.07%	-1.70%	5.88%	15.45%	49.89%	-36.55%	-2.89%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$48,990	$43,746	$31,934	$25,258	$42,159	$62,119	$52,242	$32,343	$14,578	$23,574
Ratio of expenses to average net assets:
Before expense waivers and reimbursement	1.27%	1.31%	1.33%	1.35%	1.22%	1.45%	1.53%	1.89%	1.99%	1.67%
After expense waivers and reimbursement	1.27%	1.31%	1.28%	1.31%	1.22%	1.45%	1.53%	1.71%	1.60%	1.66%
Ratio of net investment income to average net assets	1.45%	0.79%	0.74%	1.45%	1.55%	-0.57%	-0.46%	-0.84%	-1.20%	-1.40%
Portfolio turnover rate	95.47%	95.61%	27.91%	158.81%[3]	93.38%[3]	173.00%	197.56%	309.22%	248.05%	271.11%

1  Total returns assume purchase at net asset value (without sales charge) at the beginning of each period.

2  Per share information was calculated based on average shares.

3  Excludes the effect of short-term "to be announced" security transactions. In a TBA transaction, the Fund has committed to purchasing or selling securities for which all specific information is not yet known at the time of the trade. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, which generally occurs 15 to 45 days subsequent to purchase.

The accompanying notes are an integral part of these financial statements.

	Stock Funds
	Global Growth Fund
	2005	2004	2003	2002	2001
Net asset value, beginning of period	$21.02	$17.89	$12.75	$16.52	$18.69
Income From Investment Operations:[2]
Net investment income	0.09	0.04	0.01	0.00	(0.01)
Net realized and unrealized gain (loss) on investments	2.65	3.14	5.13	(3.77)	(2.16)
Total from investment operations	2.74	3.18	5.14	(3.77)	(2.17)
Less Distributions:
From net investment income	(0.11)	(0.05)	0.00	0.00	0.00
From net capital gains	0.00	0.00	0.00	0.00	0.00
In excess of realized gains	0.00	0.00	0.00	0.00	0.00
Total distributions	(0.11)	(0.05)	0.00	0.00	0.00
Net asset value, end of period	$23.65	$21.02	$17.89	$12.75	$16.52
Total return[1]	13.02%	17.79%	40.31%	-22.82%	-11.61%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$321,219	$242,402	$159,443	$88,842	$115,042
Ratio of expenses to average net assets:
Before expense waivers and reimbursement	1.31%	1.35%	1.54%	1.48%	1.40%
After expense waivers and reimbursement	1.31%	1.35%	1.54%	1.48%	1.40%
Ratio of net investment income to average net assets	0.43%	0.22%	0.06%	-0.03%	-0.08%
Portfolio turnover rate	27.64%	19.96%	37.67%	39.23%	43.59%

Financial Highlights  selected data for a share outstanding throughout each period

	Stock Funds
	Growth Opportunities Fund					Independence Flagship Fund[6]
	2005	2004	2003	2002	2001	2005	2004	2003	May 1, 2002[1] through Dec. 31, 2002
Net asset value, beginning of period	$22.58	$20.60	$16.50	$20.17	$23.43	$11.47	$10.50	$8.71	$10.00
Income From Investment Operations:[4]
Net investment income (loss)	0.01	0.06	(0.02)	0.01	0.03	0.15	0.10	0.10	0.10
Net realized and unrealized gain (loss) on investments	1.67	1.98	4.12	(3.67)	(3.26)	0.56	0.94	1.73	(1.33)
Total from investment operations	1.68	2.04	4.10	(3.66)	(3.23)	0.71	1.04	1.83	(1.23)
Less Distributions:
From net investment income	(0.02)	(0.06)	0.00[5]	(0.01)	(0.03)	(0.16)	(0.07)	(0.04)	(0.06)
From net capital gains	(0.47)	0.00	0.00	0.00	0.00	(0.05)	0.00	0.00	0.00
In excess of realized gains	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total distributions	(0.49)	(0.06)	0.00	(0.01)	(0.03)	(0.21)	(0.07)	(0.04)	(0.06)
Net asset value, end of period	$23.77	$22.58	$20.60	$16.50	$20.17	$11.97	$11.47	$10.50	$8.71
Total return[2]	7.42%	9.89%	24.87%	-18.14%	-13.79%	6.19%	9.92%	20.97%	-12.27%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$423,762	$401,119	$354,258	$263,675	$365,552	$104,620	$65,420	$19,990	$2,071
Ratio of expenses to average net assets:[3]
Before expense waivers and reimbursement	1.11%	1.14%	1.16%	1.12%	1.09%	0.47%[7]	0.52%[7]	0.84%[7]	2.12%[7]
After expense waivers and reimbursement	1.11%	1.14%	1.16%	1.12%	1.09%	0.47%[7]	0.52%[7]	0.73%[7]	0.85%[7]
Ratio of net investment income to average net assets[3]	0.06%	0.27%	-0.11%	0.06%	0.15%	1.29%	0.93%	1.04%	1.62%
Portfolio turnover rate	76.85%	101.63%	113.63%	110.13%	136.06%	12.16%	37.44%	20.58%	27.55%

1  Commencement of operations.

2  Total returns assume purchase at net asset value (without sales charge) at the beginning of each period. Returns for periods less than a full year are aggregate (non-annualized) returns.

3  Annualized when the period presented is less than one year.

4  Per share information was calculated based on average shares.

5  Dividends from net investment income are less than $0.005.

6  Name changed from Fund of Funds on November 30, 2005.

7  For Independence Flagship Fund and Independence Star Spangled Fund, does not include expenses of the investment companies in which the Funds invest.

The accompanying notes are an integral part of these financial statements.

	Stock Funds
	Independence Star Spangled Fund	S&P 500 Index Fund
	Dec. 1, 2005[1] through Dec. 31, 2005	2005	2004	2003	2002	2001
Net asset value, beginning of period	$10.00	$8.23	$7.56	$5.96	$7.77	$8.92
Income From Investment Operations:[4]
Net investment income (loss)	0.02	0.11	0.12	0.09	0.08	0.05
Net realized and unrealized gain (loss) on investments	(0.13)	0.25	0.66	1.56	(1.82)	(1.15)
Total from investment operations	(0.11)	0.36	0.78	1.65	(1.74)	(1.10)
Less Distributions:
From net investment income	(0.07)	(0.11)	(0.11)	(0.05)	(0.07)	(0.05)
From net capital gains	0.00	0.00	0.00	0.00	0.00	0.00
In excess of realized gains	0.00	0.00	0.00	0.00	0.00	0.00
Total distributions	(0.07)	(0.11)	(0.11)	(0.05)	(0.07)	(0.05)
Net asset value, end of period	$9.82	$8.48	$8.23	$7.56	$5.96	$7.77
Total return[2]	-1.12%	4.30%	10.37%	27.74%	-22.37%	-12.36%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$790	$116,087	$112,827	$69,929	$25,497	$22,007
Ratio of expenses to average net assets:[3]
Before expense waivers and reimbursement	5.57%[7]	0.86%	0.89%	1.09%	1.06%	1.07%
After expense waivers and reimbursement	0.68%[7]	0.57%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets[3]	2.49%	1.32%	1.57%	1.29%	1.14%	0.88%
Portfolio turnover rate	0.00%	N/A	N/A	N/A	N/A	N/A

Financial Highlights  selected data for a share outstanding throughout each period

	Stock Funds
	Strategic Growth Fund					Value Fund
	2005	2004	2003	2002	2001	2005	2004	2003	May 1, 2002[1] through Dec. 31, 2002
Net asset value, beginning of period	$12.82	$11.67	$9.53	$13.09	$18.33	$11.26	$9.70	$8.07	$10.00
Income From Investment Operations:[5]
Net investment income	(0.06)	(0.01)	(0.05)	(0.05)	(0.02)	0.07	0.07	0.11	0.07
Net realized and unrealized gain (loss) on investments	1.11	1.16	2.19	(3.51)	(5.22)	1.17	1.53	1.61	(1.93)
Total from investment operations	1.05	1.15	2.14	(3.56)	(5.24)	1.24	1.60	1.72	(1.86)
Less Distributions:
From net investment income	0.00	0.00	0.00	0.00	0.00	(0.04)	(0.04)	(0.09)	(0.07)
From net capital gains	0.00	0.00	0.00	0.00	0.00	(0.31)	0.00	0.00	0.00
In excess of realized gains	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Tax return of capital distribution	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total distributions	0.00	0.00	0.00	0.00	0.00	(0.35)	(0.04)	(0.09)	(0.07)
Net asset value, end of period	$13.87	$12.82	$11.67	$9.53	$13.09	$12.15	$11.26	$9.70	$8.07
Total Return[3]	8.19%	9.86%	22.46%	-27.20%	-28.59%	11.04%	16.47%	21.32%	-18.64%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$84,141	$84,319	$77,235	$62,507	$97,976	$110,986	$37,898	$11,798	$6,888
Ratio of expenses to average net assets:[4]
Before expense waivers and reimbursement	1.28%	1.35%	1.40%	1.40%	1.26%	1.33%	1.49%	1.84%	2.13%
After expense waivers and reimbursement	1.28%	1.35%	1.40%	1.40%	1.26%	1.33%	1.40%	1.39%	1.32%
Ratio of net investment income to average net assets[4]	-0.46%	-0.12%	-0.45%	-0.48%	-0.15%	0.55%	0.66%	1.29%	1.35%
Portfolio turnover rate	70.91%	115.49%	33.03%	101.71%	175.07%	30.56%	85.38%	280.69%	247.30%

1  Commencement of operations.

2  Effective date of registration.

3  Total returns assume purchase at net asset value (without sales charge) at the beginning of each period. Returns for periods less than a full year are aggregate (non-annualized) returns.

4  Annualized when the period presented is less than one year.

5  Per share information was calculated based on average shares.

6  Excludes the effect of short-term "to-be-announced" security transactions. In a TBA transaction, the Fund has committed to purchasing or selling securities for which all specific information is not yet known at the time of the trade. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, which generally occurs 15 to 45 days subsequent to purchase.

The accompanying notes are an integral part of these financial statements.

	Bond Funds
	American Enterprise Bond Fund
	2005	2004	May 1, 2003[2] through Dec. 31, 2003
Net asset value, beginning of period	$9.98	$10.01	$10.05
Income From Investment Operations:[5]
Net investment income	0.40	0.33	0.20
Net realized and unrealized gain (loss) on investments	(0.28)	(0.01)	(0.01)
Total from investment operations	0.12	0.32	0.19
Less Distributions:
From net investment income	(0.41)	(0.35)	(0.23)
From net capital gains	0.00	0.00	0.00
In excess of realized gains	0.00	0.00	0.00
Tax return of capital distribution	0.00	0.00	0.00
Total distributions	(0.41)	(0.35)	(0.23)
Net asset value, end of period	$9.69	$9.98	$10.01
Total Return[3]	1.23%	3.21%	1.87%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$52,745	$43,307	$20,318
Ratio of expenses to average net assets:[4]
Before expense waivers and reimbursement	1.05%	1.08%	1.63%
After expense waivers and reimbursement	0.28%	0.03%	0.00%
Ratio of net investment income to average net assets[4]	4.12%	3.35%	2.96%
Portfolio turnover rate	155.08%[6]	23.34%	28.03%

Financial Highlights  selected data for a share outstanding throughout each period

	Bond Funds
	California Municipal Bond Fund					Independence Eagle Bond Fund
	2005	2004	2003	2002	2001	Dec. 1, 2005[1] through Dec. 31, 2005
Net asset value, beginning of period	$11.63	$11.56	$11.52	$11.16	$11.27	$10.00
Income From Investment Operations:[4]
Net investment income	0.40	0.41	0.42	0.47	0.50	0.11
Net realized and unrealized gain (loss) on investments	0.00	0.09	0.05	0.36	(0.11)	(0.02)
Total from investment operations	0.40	0.50	0.47	0.83	0.39	0.09
Less Distributions:
From net investment income	(0.40)	(0.41)	(0.43)	(0.47)	(0.50)	(0.09)
From net capital gains	(0.01)	(0.02)	0.00	0.00	0.00	0.00
Tax return of capital distribution	0.00	0.00	0.00	0.00	0.00	0.00
Total distributions	(0.41)	(0.43)	(0.43)	(0.47)	(0.50)	(0.09)
Net asset value, end of period	$11.62	$11.63	$11.56	$11.52	$11.16	$10.00
Total Return[2]	3.50%	4.45%	4.16%	7.57%	3.51%	0.92%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$485,314	$392,965	$333,646	$303,195	$246,188	$947
Ratio of expenses to average net assets:[3]
Before expense waivers and reimbursement	0.93%	0.94%	0.93%	0.92%	0.92%	4.26%[6]
After expense waivers and reimbursement	0.93%	0.94%	0.93%	0.92%	0.92%	0.68%[6]
Ratio of net investment income to average net assets[3]	3.44%	3.58%	3.69%	4.15%	4.40%	12.76%
Portfolio turnover rate	13.27%	10.25%	7.56%	19.79%	12.60%	0.00%

1  Commencement of operations.

2  Total returns assume purchase at net asset value (without sales charge) at the beginning of each period. Returns for periods less than a full year are aggregate (non-annualized) returns.

3  Annualized when the period presented is less than one year.

4  Per share information was calculated based on average shares.

5  Excludes the effect of short-term "to be announced" (TBA) security transactions. In a TBA transaction, the Fund has committed to purchasing or selling securities for which all specific information is not yet known at the time of the trade. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, which generally occurs 15 to 45 days subsequent to purchase.

6  For Independence Eagle Bond Fund, does not include expenses of the investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

	Bond Funds
	National Municipal Bond Fund					Strategic Income Fund
	2005	2004	2003	2002	2001	2005	2004	2003	2002	2001
Net asset value, beginning of period	$11.85	$11.78	$11.66	$11.16	$11.13	$4.69	$4.55	$4.14	$4.20	$4.37
Income From Investment Operations:[4]
Net investment income	0.40	0.43	0.42	0.47	0.50	0.23	0.20	0.20	0.29	0.36
Net realized and unrealized gain (loss) on investments	(0.01)	0.07	0.12	0.49	0.03	(0.12)	0.18	0.45	(0.04)	(0.17)
Total from investment operations	0.39	0.50	0.54	0.96	0.53	0.11	0.38	0.65	0.25	0.19
Less Distributions:
From net investment income	(0.40)	(0.43)	(0.42)	(0.46)	(0.50)	(0.29)	(0.24)	(0.24)	(0.31)	(0.35)
From net capital gains	(0.04)	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Tax return of capital distribution	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	(0.01)
Total distributions	(0.44)	(0.43)	(0.42)	(0.46)	(0.50)	(0.29)	(0.24)	(0.24)	(0.31)	(0.36)
Net asset value, end of period	$11.80	$11.85	$11.78	$11.66	$11.16	$4.51	$4.69	$4.55	$4.14	$4.20
Total Return[2]	3.37%	4.36%	4.73%	8.81%	4.79%	2.34%	8.73%	16.10%	6.31%	4.45%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$158,164	$117,742	$104,114	$90,809	$67,991	$319,453	$291,672	$262,386	$128,423	$102,923
Ratio of expenses to average net assets:[3]
Before expense waivers and reimbursement	0.98%	0.99%	0.98%	0.97%	0.97%	1.23%	1.24%	1.30%	1.30%	1.31%
After expense waivers and reimbursement	0.98%	0.99%	0.98%	0.97%	0.97%	1.23%	1.24%	1.30%	1.30%	1.31%
Ratio of net investment income to average net assets[3]	3.40%	3.68%	3.62%	4.08%	4.44%	4.91%	4.41%	4.53%	6.90%	8.31%
Portfolio turnover rate	32.64%	15.26%	18.88%	22.27%	32.81%	88.58%[5]	97.55%[5]	140.55%[5]	85.26%[5]	114.66%[5]

Financial Highlights  selected data for a share outstanding throughout each period

	Bond Funds
	U.S. Government and Mortgage Securities Fund
	2005	2004	2003	2002	2001
Net asset value, beginning of period	$10.14	$10.24	$10.45	$10.10	$9.95
Income From Investment Operations:[4]
Net investment income	0.40	0.26	0.32	0.50	0.56
Net realized and unrealized gain (loss) on investments	(0.20)	(0.09)	(0.21)	0.36	0.16
Total from investment operations	0.20	0.17	0.11	0.86	0.72
Less Distributions:
From net investment income	(0.42)	(0.27)	(0.32)	(0.51)	(0.57)
Total distributions	(0.42)	(0.27)	(0.32)	(0.51)	(0.57)
Net asset value, end of period	$9.92	$10.14	$10.24	$10.45	$10.10
Total return[2]	2.04%	1.72%	1.07%	8.69%	7.39%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$243,399	$292,453	$361,498	$501,248	$317,583
Ratio of expenses to average net assets:[3]
Before expense waivers and reimbursement	1.05%	1.04%	1.02%	1.00%	1.03%
After expense waivers and reimbursement	1.05%	1.04%	1.02%	1.00%	1.03%
Ratio of net investment income to average net assets[3]	3.95%	2.60%	3.11%	4.85%	5.53%
Portfolio turnover rate	142.61%[5]	15.11%	43.71%	30.49%	19.75%

1  Commencement of operations.

2  Total returns assume purchase at net asset value (without sales charge) at the beginning of each period. Returns for periods less than a full year are aggregate (non-annualized) returns.

3  Annualized when the period presented is less than one year.

4  Per share information was calculated based on average shares.

5  Excludes the effect of short-term "to-be-announced" security transactions. In a TBA transaction, the Fund has committed to purchasing or selling securities for which all specific information is not yet known at the time of the trade. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, which generally occurs 15 to 45 days subsequent to purchase.

The accompanying notes are an integral part of these financial statements.

	Money Funds
	California Municipal Money Fund					Money Market Fund
	2005	2004	2003	2002	2001	2005	2004	2003	March 4, 2002[1] through Dec. 31, 2002
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Income From Investment Operations:[4]
Net investment income	0.018	0.006	0.004	0.009	0.019	0.027	0.011	0.012	0.014
Net realized and unrealized gain (loss) on investments	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
Total from investment operations	0.018	0.006	0.004	0.009	0.019	0.027	0.011	0.012	0.014
Less Distributions:
From net investment income	(0.018)	(0.006)	(0.004)	(0.009)	(0.019)	(0.027)	(0.011)	(0.012)	(0.014)
Total distributions	(0.018)	(0.006)	(0.004)	(0.009)	(0.019)	(0.027)	(0.011)	(0.012)	(0.014)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total return[2]	1.80%	0.59%	0.45%	0.86%	1.93%	2.73%	1.06%	1.21%	1.45%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$49,274	$36,345	$25,400	$36,099	$39,266	$117,047	$56,480	$47,486	$18,376
Ratio of expenses to average net assets:[3]
Before expense waivers and reimbursement	0.92%	0.95%	0.97%	0.91%	0.90%	0.96%	0.95%	1.04%	1.27%
After expense waivers and reimbursement	0.59%	0.60%	0.60%	0.59%	0.61%	0.58%	0.32%	0.00%	0.00%
Ratio of net investment income to average net assets[3]	1.81%	0.62%	0.46%	0.85%	1.92%	2.79%	1.06%	1.17%	1.71%
Portfolio turnover rate	—	—	—	—	—	—	—	—	—

Notes to Financial Statements  December 31, 2005

1. Significant Accounting Policies

Atlas Funds (formerly known as Atlas Assets, Inc.), a Delaware business trust (the "Trust"), is an open-end investment management company registered under the Investment Company Act of 1940, as amended ("1940 Act"), offering seventeen portfolios. The Trust currently consists of the Atlas Balanced Fund, the Atlas Emerging Growth Fund, the Atlas Global Growth Fund, the Atlas Growth Opportunities Fund, the Atlas Independence Flagship Fund, the Atlas Independence Star Spangled Fund, the Atlas S&P 500 Index Fund, the Atlas Strategic Growth Fund, the Atlas Value Fund, the Atlas American Enterprise Bond Fund, the Atlas California Municipal Bond Fund, the Atlas Independence Eagle Bond Fund, the Atlas National Municipal Bond Fund, the Atlas Strategic Income Fund, the Atlas U.S. Government and Mortgage Securities Fund, the Atlas California Municipal Money Fund, and the Atlas Money Market Fund (individually, a "Fund", or collectively, the "Funds"). All Funds are diversified with the exception of the Atlas Independence Flagship Fund, the Atlas Independence Star Spangled Fund, the Atlas California Municipal Bond Fund, the Atlas Independence Eagle Bond Fund, and the Atlas California Municipal Money Fund, which are non-diversified.

The Atlas S&P 500 Index Fund is a "feeder" fund in a "master-feeder" structure. As such, the Fund invests all of its assets in a separate mutual fund known as the "Master Portfolio." The Master Portfolio, which has the same investment objective as the Atlas S&P 500 Index Fund, invests in the common stock of the individual securities that comprise the S&P 500 Index. The Fund's investment value in the Master Portfolio, which reflects the Fund's ownership in the net assets of the Master Portfolio, is 4.84% of the outstanding interests of the Master Portfolio. The Fund records daily its proportionate interest in the net investment income and realized and unrealized capital gains and losses of the Master Portfolio. The financial statements of the Master Portfolio, including the Schedule of Investments, are included in this report and should be read in conjunction with the financial statements of the Atlas S&P 500 Index Fund.

The investment objective of the Money and Bond Funds is to seek a high level of current income consistent with prudent investment management. The Money Funds seek short-term yields with liquidity and stability of principal. The Bond Funds seek higher long-term yields for investors who can accept price fluctuations. The Stock Funds seek a varying mix of long-term capital growth and current income for investors who can accept price fluctuations.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a.  Investment Valuation: Fixed-income securities are valued by pricing services approved by the Trustees. Fixed-income securities with an active market are valued at the "bid" price where such quotes are readily available from brokers and dealers and are representative of the actual market for such securities. For the securities for which market quotations are not readily available, approved pricing services provide values based on a computerized matrix system or appraisal, in each case based on information concerning market transactions and quotations from recognized securities dealers. The methods used by the pricing services are reviewed by the Trust officers under the general supervision of the Trustees.

Short-term securities have a remaining maturity of 13 months or less. Securities of Money Fund portfolios, which consist of short-term securities, have a weighted average maturity of 90 days or less. All of the short-term securities are valued at amortized cost, which approximates market value. If a Money Fund portfolio had a remaining weighted average maturity of greater than 90 days, the portfolios would be stated at value based on recorded closing sales prices on a national securities exchange or, in the absence of a recorded sale, at the closing bid price.

Equity securities listed or traded on an exchange are stated at the recorded closing sales price on the exchange, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ Automated Quotation System) is valued at the bid price from a pricing service or broker. Each security reported on the NASDAQ Automated Quotation System is valued at the NASDAQ official closing price on the valuation date.

Investment securities (including restricted securities) for which market quotations are not readily available are priced at their fair value by Atlas Advisers, Inc., the investment adviser (the "Adviser") to the Funds. Foreign securities whose values have been materially affected by what the Adviser identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective foreign exchanges will be fair valued. Fair value is determined by the Adviser in good faith using consistently applied procedures under the supervision of the Board of Trustees.

Investments of Atlas Independence Flagship Fund, Atlas Independence Star Spangled Fund, and Atlas Independence Eagle Bond Fund are valued at the net asset value of each underlying Atlas fund determined as of the close of regular trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on each day the NYSE is open.

b.  Redemption Fee: A redemption fee of 2% is applied to shares of the Atlas Global Growth Fund that are redeemed within 60 days of their purchase. Redemption fees are recorded by the Fund as paid-in-capital. For the year ended December 31, 2005, the Fund received $21,174 in redemption fees. Such fees amount to less than $0.01 per share.

c.  Security Credit Risk: The Atlas Strategic Income Fund may invest any amount of its assets in higher yielding, lower-rated debt securities, including defaulted securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal than lower yielding, investment grade fixed income securities. The Atlas Global Growth Fund and the Atlas Emerging Growth Fund may also invest in such lower-rated securities, but only to a much more limited extent. As of December 31, 2005, the Atlas Strategic Income Fund held securities in default with an aggregate market value of $674,046, representing 0.21% of the Fund's net assets.

d.  Municipal Bonds or Notes with "Puts": The Funds have purchased municipal bonds or notes with the right to resell the bonds or notes to the seller at an agreed upon price or yield on a specified date or within a specified period (which will be prior to the maturity date of the bonds or notes). Such right to resell is commonly known as a "put." In determining the weighted average maturity of the Money Funds' portfolios, municipal bonds and notes with put options will be deemed to mature on the last day on which the put may be exercisable.

e.  Variable Rate Demand Notes: The Funds have invested in certain variable interest rate demand notes with maturities greater than 90 days but which are redeemable at specified intervals upon demand. For purposes of calculating the portfolio's weighted average maturity, the notes are generally assumed to mature on the interest reset date.

f.  Federal Income Taxes: It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment and tax-exempt income, including any net realized gain on investments, to its shareholders. Accordingly, no provision for federal income or excise tax has been recorded.

g.  Security Transactions: Security transactions are recorded on the date securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and federal income tax purposes.

h.  Allocation of Expenses, Income and Gains and Losses: Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. All other expenses are charged to each Fund as incurred on a specific identification basis.

i.  Investment Income, Expenses and Distributions: Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the constant yield method. Interest on payment-in-kind debt securities is accrued as income at the coupon rate and a market adjustment is made at coupon payment date. Dividends are recorded on the ex-dividend

Notes to Financial Statements (continued)  December 31, 2005 date. Dividends-in-kind are recorded as income on the ex-dividend date at the current market value of the underlying security. The Money Funds and the Bond Funds declare dividends daily. Dividends are reinvested and paid monthly. The Stock Funds, with the exception of the Atlas Balanced Fund, which is on a quarterly schedule, declare, pay and reinvest dividends annually. For the Atlas Global Growth Fund, Emerging Growth Fund, Growth Opportunities Fund and Value Fund, income has been recorded net of foreign withholding taxes of $318,238, $12, $25,087 and $2,942 respectively, in the accompanying Statements of Operations. Distributions of capital gains, if any, are generally declared and paid once a year.

j.  To-Be-Announced Securities: The Funds may trade portfolio securities on a "to-be-announced" (TBA) basis. In a TBA transaction, the Fund has committed to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the pool number and face amount. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, which generally occurs 15 to 45 days subsequent to purchase. TBA's are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities. Pursuant to regulation, a Fund will set aside sufficient investment securities as collateral to meet these commitments. TBA commitments as of December 31, 2005 amounted to $15,172,504, $21,231,790, and $106,135,032 for the Atlas American Enterprise Bond Fund, Strategic Income Fund, and the U.S. Government and Mortgage Securities Fund, respectively.

k.  Options: Premiums received from written call or put options, including swaptions, are recorded as a liability. The amount of the liability is subsequently adjusted to reflect the current market value of the option written. If the option is not exercised, premiums received are realized as a gain at expiration date. If the position is closed prior to expiration, a gain or loss is realized based on premiums received less the cost of the closing transaction. When an option is exercised, premiums received are added to the proceeds from the sale of the underlying securities and a gain or loss is realized accordingly.

l.  Forward Contracts: The Stock Funds and Atlas Strategic Income Fund may enter into forward foreign currency exchange contracts (forward contracts) to hedge specific transactions or portfolio positions and to protect the value of the portfolio against future changes in currency exchange rates. A forward contract is an obligation to purchase or sell a specific currency at an agreed upon future date at a price set on the day of the contract.

The valuation of forward contracts is based on the daily prices of the forward currency contract rates in the foreign exchange markets as provided by pricing services. Gains or losses are realized upon the closing or settlement of the forward transaction.

Securities are held in segregated accounts to cover net exposure on outstanding forward contracts. Unrealized appreciation or depreciation on forward contracts is reported in the Statement of Assets and Liabilities. Realized gains and losses are reported with all other foreign currency gains and losses in the Statements of Operations.

Credit and market risks are associated with forward contracts and represent the potential default of the counterparty to the contract as well as unanticipated movements in the value of a foreign currency relative to the U.S. dollar, respectively.

m.  Repurchase Agreements: The Funds may invest in repurchase agreements secured by U.S. Government obligations or by other securities. Securities pledged as collateral for repurchase agreements are held by the Funds' custodian bank until maturity of the repurchase agreements. Provisions of the agreements ensure that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreements, realization and/or retention of the collateral may be subject to legal proceedings.

n.  Structured Notes: The Atlas Strategic Income Fund invests in foreign currency-linked structured notes whose market values and redemption prices are linked to foreign currency exchange rates. The Fund also invests in "index-linked" notes whose principal and/or interest payments depend on the performance of an underlying index. The structured notes are leveraged, which increases the volatility of each note's market value relative to the change in the underlying foreign currency exchange rate or underlying index. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying financial statements. The Fund records a realized gain or loss when a structured note is sold or matures. As of December 31, 2005, the market value of these securities comprised 13.76% of the Fund's net assets. The Fund also hedges a portion of the foreign currency exposure generated by these securities (See Note 7).

o.  Dollar Roll Transactions: The Atlas Balanced Fund, the Atlas U.S. Government and Mortgage Securities Fund, the Atlas Strategic Income Fund and the Atlas American Enterprise Bond Fund may engage in dollar reverse repurchase agreements ("dollar rolls"), which entail the simultaneous sale of mortgage-backed securities with an agreement to buy back similar (same type, coupon and maturity) but not identical mortgage-backed securities at a future date at a price less than the price at which the mortgage-backed securities were originally sold. These transactions are accounted for as sales and purchases. The differential in price between the sale price and repurchase price is recorded as realized gain (loss) on investments. Any associated fee income is recorded as ordinary income and amortized on a daily basis until settlement date. Pursuant to regulation, the Funds set aside sufficient investment securities as collateral to meet these commitments. Dollar roll transactions involve risk that the market value of the securities sold by the Funds may decline below the repurchase price of those securities.

p.  Foreign Currency Translation: Amounts denominated in or expected to settle in foreign currencies (FC) are translated into United States dollars at rates reported by selected pricing services on the following basis: market value of investments, other assets and liabilities—at the closing rate of exchange at the balance sheet date; purchases and sales of investment securities, income and expenses—at the rate of exchange prevailing on the respective dates such transactions are recorded.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

q.  Securities Lending: The Atlas Balanced Fund, the Atlas Emerging Growth Fund, the Atlas Global Growth Fund, the Atlas Growth Opportunities Fund, the Atlas Strategic Growth Fund and the Atlas Value Fund may lend their securities to approved borrowers to earn additional income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. Income from securities lending, net of any fees paid to the approved borrowers or to the Fund's custodian bank which serves as the lending agent, is included in interest income on the Statement of Operations. For the year ended December 31, 2005, income from securities lending of $5,141, $15,171, $9,480, $2,490, $89 and $58 was earned by Atlas Balanced Fund, Atlas Emerging Growth Fund, Atlas Global Growth Fund, Atlas Growth Opportunities Fund, Atlas Strategic Growth Fund and Atlas Value Fund, respectively. As of December 31, 2005, the Atlas Balanced Fund, the Atlas Emerging Growth Fund, the Atlas Global Growth Fund, and the Atlas Growth Opportunities Fund had securities on loan with aggregate market values of $893,464, $1,582,101, $2,189,828 and $2,979,514, respectively. Although the risks associated with securities lending are mitigated by the collateral, a Fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them.

r.  Classification of Distributions to Shareholders: Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may vary from the characterization for Federal income tax purposes.

Notes to Financial Statements (continued)  December 31, 2005

Also, due to timing of dividend distributions, the fiscal year in which distributions are made may differ from the fiscal year in which the income or realized gain was recorded by a Fund.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by a Fund, timing differences, and differing characterization of distributions made by a Fund.

The tax character of distributions paid during the periods ended December 31, 2005 and December 31, 2004 were as follows:

	Ordinary Income		Long Term Capital Gain		Distribution In Excess		Tax Exempt Income
	2005	2004	2005	2004	2005	2004	2005	2004
Balanced Fund	$647,515	$270,772	$—	$—	$4,456	$1,979	$—	$—
Global Growth Fund	1,442,884	607,069	—	—	—	—	—	—
Growth Opportunities Fund	260,888	1,016,760	8,280,917	—	9,779	—	—	—
Independence Flagship Fund	1,772,968	407,820	36,514	—	—	—	—	—
Independence Star Spangled Fund	5,304	—	—	—	—	—	—	—
S&P 500 Index Fund	1,428,521	1,543,888	—	—	—	—	—	—
Value Fund	2,539,417	125,191	590,415	—	—	—	—	—
American Enterprise Bond Fund	2,154,890	999,568	—	—	27	—	—	—
California Municipal Bond Fund	22,786	1,268	428,426	718,454	—	12	15,274,140	12,374,131
Independence Eagle Bond Fund	6,706	—	—	—	—	—	—	—
National Municipal Bond Fund	115,996	—	440,048	—	—	—	4,766,306	4,008,560
Strategic Income Fund	(19,509,087)	14,598,883	—	—	—	—	—	—
U.S. Government and Mortgage Securities Fund	10,933,068	8,673,388	—	—	20	—	—	—
California Municipal Money Fund	—	—	—	—	—	—	840,252	160,384
Money Market Fund	2,013,002	612,470	—	—	—	—	—	—

As of December 31, 2005, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Accumulated Long Term Capital Gain (Capital Loss Carryover)	Post October Loss Deferral	Unrealized Appreciation (Depreciation) *
Balanced Fund	$—	$(8,101,991)	$—	$1,327,301
Emerging Growth Fund	—	(442,134)	—	7,508,970
Global Growth Fund	139,411	431,492	(56,720)	77,661,254
Growth Opportunities Fund	—	2,954,832	—	59,960,280
Independence Flagship Fund	—	274,516	—	9,287,180
Independence Star Spangled Fund	8	1,171	—	(12,293)
S&P 500 Index Fund	79,224	(2,302,934)	—	8,124,639
Strategic Growth Fund	—	(54,648,800)	—	13,857,784
Value Fund	5,903	795,880	—	8,242,566
American Enterprise Bond Fund	—	(1,047,653)	(252,001)	(460,319)
California Municipal Bond Fund	—	489,453	—	17,658,957
Independence Eagle Bond Fund	—	—	—	(1,140)
National Municipal Bond Fund	—	—	(125,940)	5,741,032
Strategic Income Fund	68,306	(2,403,930)	(543,708)	1,927,092
U.S. Government and Mortgage Securities Fund	—	(2,637,191)	(1,561,385)	(2,073,481)
California Municipal Money Fund		—	(321)	—
Money Market Fund		—	(952)	—

*  Includes unrealized appreciation (depreciation) on investments, derivatives, and foreign currency denominated assets and liabilities, if any.

Permanent differences incurred during the year ended December 31, 2005, resulting from differences in book and tax accounting, have been reclassified at year-end between undistributed net investment income (loss), undistributed net realized gain (loss) and paid in capital as follows:

	Undistributed Net Investment Income (Loss)	Accumulated Gain (Loss)	Paid in Capital
Balanced Fund	$(27,981)	$31,839	$(3,858)
Emerging Growth Fund	323,847	28,149	(351,996)
Global Growth Fund	(291,546)	291,546	—
Growth Opportunities Fund	9,779	—	(9,779)
Independence Flagship Fund	317,947	(317,947)	—
Independence Star Spangled Fund	4,323	(4,323)	—
S&P 500 Index Fund	(5,878)	(597,962)	603,840
Strategic Growth Fund	371,452	—	(371,452)
Value Fund	(3,848)	3,848	—
American Enterprise Bond Fund	30,922	(30,895)	(27)
California Municipal Bond Fund	(30,497)	30,497	—
National Municipal Bond Fund	1	1	(2)
Strategic Income Fund	3,517,155	(3,356,946)	(160,209)
U.S. Government and Mortgage Securities Fund	591,585	1,036,183	(1,627,768)

s.  Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires that management make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. Unrealized Appreciation/Depreciation—Tax Basis

As of December 31, 2005, each Fund had the following unrealized appreciation (depreciation) for federal income tax purposes (in 000's):

	Balanced Fund	Emerging Growth Fund	Global Growth Fund	Growth Opportunities Fund	Independence Flagship Fund	Independence Star Spangled Fund	Strategic Growth Fund	Value Fund
Unrealized appreciation	$2,657	$8,027	$81,448	$69,484	$9,693	$—	$15,162	$9,957
Unrealized depreciation	$(1,330)	$(518)	$(3,785)	$(9,524)	$(406)	$(12)	$(1,304)	$(1,714)
Net unrealized appreciation (depreciation)	$1,327	$7,509	$77,663	$59,960	$9,287	$(12)	$13,858	$8,243
Cost of securities for federal income tax purposes	$48,247	$56,308	$244,380	$367,000	$94,650	$757	$70,147	$102,758
	American Enterprise Bond Fund	California Municipal Bond Fund	Independence Eagle Bond Fund	National Municipal Bond Fund	Strategic Income Fund	U.S. Government and Mortgage Securities Fund	California Municipal Money Fund	Money Market Fund
Unrealized appreciation	$166	$18,380	$2	$5,879	$8,637	$1,445	$—	$—
Unrealized depreciation	$(681)	$(630)	$(3)	$(108)	$(7,654)	$(3,342)	$—	$—
Net unrealized appreciation (depreciation)	$(515)	$17,750	$(1)	$5,771	$983	$(1,897)	$—	$—
Cost of securities for federal income tax purposes	$66,773	$459,351	$898	$149,555	$336,757	$350,233	$48,968	$112,421

Notes to Financial Statements (continued)  December 31, 2005

Post October Losses

Under the current tax law, capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2005, the Funds elected to defer capital and currency losses occurring between November 1, 2005 and December 31, 2005 as follows (in 000's):

	Capital Losses	Currency Losses
Global Growth Fund	$—	$57
American Enterprise Bond Fund	250	2
National Municipal Bond Fund	126	—
Strategic Income Fund	496	48
U.S. Government and Mortgage Securities Fund	1,561	—

As of December 31, 2005, the following Funds had capital loss carryovers approximating these amounts for federal income tax purposes (in 000's):

	Expiring December 31,
	2006	2007	2008	2009	2010	2011	2012	2013
Balanced Fund	$—	$—	$—	$—	$8,102	$—	$—	$—
Emerging Growth Fund	$—	$—	$—	$—	$442	$—	$—	$—
S&P 500 Index Fund	$—	$—	$3	$286	$1,411	$313	$62	$228
Strategic Growth Fund	$—	$—	$—	$28,195	$26,198	$256	$—	$—
American Enterprise Bond Fund	$—	$—	$—	$—	$—	$54	$52	$941
Strategic Income Fund	$—	$—	$—	$—	$2,404	$—	$—	$—
U.S. Government and Mortgage Securities Fund	$52	$420	$1,546	$146	$184	$101	$187	$—
Money Market Fund	$—	$—	$—	$—	$—	$1	$—	$—

Such amounts may be used to offset capital gains realized during the subsequent periods indicated and thereby relieve these funds and their shareholders of federal tax liability with respect to the capital gains that are so offset. It is the intention of the Funds not to make distributions from capital gains while they have a capital loss carryover.
3. Fund Share Transactions

The following is a summary of Fund share transactions for the periods ended December 31, 2005 and December 31, 2004 (in 000's):

	Balanced Fund		Emerging Growth Fund		Global Growth Fund		Growth Opportunities Fund
	2005	2004	2005	2004	2005	2004	2005	2004
Sold	1,075	1,383	1,357	1,956	3,929	4,642	2,309	3,295
Issued as reinvestment of dividends	57	25	0	0	60	28	352	44
Redeemed	(763)	(582)	(941)	(992)	(1,940)	(2,048)	(2,595)	(2,775)
Net increase	369	826	416	964	2,049	2,622	66	564

	Independence Flagship Fund		Independence Star Spangled Fund	S&P 500 Index Fund		Strategic Growth Fund
	2005	2004	2005[1]	2005	2004	2005	2004
Sold	4,808	4,979	80	3,669	8,044	745	1,300
Issued as reinvestment of dividends	149	35	0	163	182	0	0
Redeemed	(1,921)	(1,212)	0	(3,856)	(3,764)	(1,255)	(1,339)
Net increase	3,036	3,802	80	(24)	4,462	(510)	(39)
	Value Fund		American Enterprise Bond Fund		California Municipal Bond Fund		Independence Eagle Bond Fund
	2005	2004	2005	2004	2005	2004	2005[1]
Sold	6,570	2,577	3,287	3,336	15,380	11,385	94
Issued as reinvestment of dividends	251	11	172	78	1,004	826	1
Redeemed	(1,051)	(439)	(2,357)	(1,103)	(8,398)	(7,294)	0
Net increase	5,770	2,149	1,102	2,311	7,986	4,917	95

	National Municipal Bond Fund		Strategic Income Fund		U.S. Government and Mortgage Securities Fund		California Municipal Money Fund
	2005	2004	2005	2004	2005	2004	2005	2004
Sold	6,173	3,106	23,592	22,447	3,805	5,554	60,463	30,645
Issued as reinvestment of dividends	330	249	2,606	1,835	829	635	804	155
Redeemed	(3,035)	(2,255)	(17,622)	(19,718)	(8,926)	(12,660)	(48,338)	(19,855)
Net increase	3,468	1,100	8,576	4,564	(4,292)	(6,471)	12,929	10,945

	Money Market Fund
	2005	2004
Sold	181,879	108,623
Issued as reinvestment of dividends	1,905	584
Redeemed	(123,217)	(100,213)
Net increase	60,567	8,994

1  For the period December 1, 2005 (commencement of operations) to December 31, 2005.

4. Purchases and Sales of Securities

Aggregate purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2005 were as follows (in 000's):

	Balanced Fund	Emerging Growth Fund	Global Growth Fund	Growth Opportunities Fund	Independence Flagship Fund	Independence Star Spangled Fund	Strategic Growth Fund	Value Fund
Purchases	$48,792	$99,978	$121,720	$305,800	$45,309	$757	$57,179	$84,197
Sales	$44,200	$94,873	$70,406	$315,451	$10,045	$—	$63,908	$20,708

	American Enterprise Bond Fund	California Municipal Bond Fund	Independence Eagle Bond Fund	National Municipal Bond Fund	Strategic Income Fund	U.S. Government and Mortgage Securities Fund
Purchases	$85,197	$118,274	$898	$73,488	$282,603	$362,813
Sales	$76,054	$52,999	$—	$41,144	$248,331	$379,367

5. Transactions With Affiliates and Related Parties

The Adviser provides portfolio management services to the Atlas Independence Flagship Fund, Atlas Independence Star Spangled Fund and Atlas Independence Eagle Bond Fund (collectively, the "Atlas Independence Portfolios"), and supervises the provision of similar services to the Atlas Municipal Funds and the Atlas Money Market Fund by Boston Safe Advisors, Inc.; to the Atlas Global Growth Fund, the Atlas Growth Opportunities Fund, the Atlas Strategic Income Fund, as of March 1, 2005 to the Atlas U.S. Government and Mortgage Securities Fund (previously managed by the Adviser), and as of July 1, 2005 to the Atlas American Enterprise Bond Fund (previously managed by Madison Investment Advisors, Inc.), by OppenheimerFunds, Inc.; to the Atlas Balanced Fund by New York Life Investment Management LLC; to the Atlas Strategic Growth Fund by Renaissance Investment Management; to the Atlas Emerging Growth Fund by Turner Investment Partners; to the Atlas Value Fund by Hotchkis and Wiley Capital Management LLC (together, the "Subadvisers"); and to the Master Portfolio, in which the Atlas S&P 500 Index Fund invests, by Barclays Global Fund Advisors ("BGFA"). The Atlas S&P 500 Index Fund invests all of its assets in the Master Portfolio, a passively managed fund, which is advised by BGFA. Each Fund pays the Adviser a management fee for the investment management services, and the Adviser, in turn, pays the Subadvisers. In addition, the Atlas S&P 500 Index Fund pays directly to BGFA an annualized fee of .05% of its daily assets invested in the Master Portfolio. The management fee paid to the Adviser is based on an annual rate, equal to a percentage of each Fund's average daily net assets, and is paid monthly as follows: .50% of net assets up to $500 million and .475% of net assets over $500 million for the Money Funds; .55% of net assets up to $500 million and .50% of net assets over $500 million for the Atlas American Enterprise

Notes to Financial Statements (continued)  December 31, 2005

Bond Fund, Atlas California Municipal Bond Fund, Atlas National Municipal Bond Fund and Atlas U.S. Government and Mortgage Securities Fund; .70% of net assets up to $100 million, .60% of net assets of the next $400 million and .50% of net assets over $500 million for the Atlas Balanced Fund, Atlas Growth Opportunities Fund and Atlas Strategic Growth Fund; .75% of net assets up to $100 million, .70% of net assets of the next $400 million and .65% of net assets over $500 million for the Atlas Strategic Income Fund; .80% of net assets up to $100 million, .75% of net assets of the next $400 million and .70% of net assets over $500 million for the Atlas Emerging Growth Fund, the Atlas Global Growth Fund and Atlas Value Fund; and .25% of net assets up to $500 million and .23% of net assets over $500 million for the Atlas S&P 500 Index Fund and the Atlas Independence Portfolios. As of December 31, 2005, the following amounts were payable by the respective Funds to Atlas Advisers, Inc. for management services rendered: Atlas Balanced Fund, $29,000; Atlas Emerging Growth Fund, $42,254; Atlas Global Growth Fund, $205,077; Atlas Growth Opportunities Fund, $227,218; Atlas Independence Flagship Fund, $21,713; Atlas Strategic Growth Fund, $50,560; Atlas Value Fund, $73,522; Atlas California Municipal Bond Fund, $223,888; Atlas National Municipal Bond Fund, $72,927; Atlas Strategic Income Fund, $193,797; Atlas U.S. Government and Mortgage Securities Fund, $114,148; Atlas California Municipal Money Fund, $16,547; and Atlas Money Market Fund, $7,800.

Atlas Securities, Inc. (the "Distributor") acts as principal underwriter for shares of each Fund pursuant to a Principal Underwriting Agreement. The Distributor receives payments under a Distribution Plan (the "Plan") pursuant to Rule 12b-1 of the 1940 Act. Under the Plan, the Trust may reimburse the Distributor up to a maximum of .25% per year of average daily net assets in each Fund, payable on a monthly basis. As of December 31, 2005, the following amounts were payable by the respective Funds to the Distributor for Plan services rendered: Atlas Balanced Fund, $10,357; Atlas Emerging Growth Fund, $13,204; Atlas Global Growth Fund, $66,943; Atlas Growth Opportunities Fund, $91,136; Atlas S&P 500 Index Fund, $24,552; Atlas Strategic Growth Fund, $18,057; Atlas Value Fund, $23,092; Atlas American Enterprise Bond Fund, $4,733; Atlas California Municipal Bond Fund, $101,767; Atlas National Municipal Bond Fund, $33,148; Atlas Strategic Income Fund, $67,697; Atlas U.S. Government and Mortgage Securities Fund, $51,886; and Atlas Money Market Fund, $23,071.

The Atlas Independence Portfolios invest in specific no load Atlas Funds that have varied expense and fee levels. Due to the varying proportions owned of the underlying funds over time, the amount of fees and expenses incurred indirectly by the Atlas Independence Portfolios will vary.

Due to voluntary expense waivers in effect during the year ended December 31, 2005, 12b-1 fees were assessed and paid to the Distributor at rates, varying by Fund, ranging from 0.00% to 0.25% per annum. 12b-1 fees due the Distributor were reduced in the aggregate amount of $131,328. Management fees due the Adviser were reduced in the aggregate by $878,846. The Adviser also absorbed $144,621 in the aggregate of other Fund expenses during the period.

The Adviser and Distributor are wholly owned subsidiaries of Golden West Financial Corporation. Certain officers and trustees of the Trust are also officers and/or directors of the Adviser and the Distributor.

As of December 31, 2005, Golden West Financial Corporation, together with the Adviser and Distributor, owned 115,723 shares in the Atlas Emerging Growth Fund; 35,851 shares in the Atlas Independence Flagship Fund; 15,103 shares in the Atlas Independence Star Spangled Fund; 1,000 shares in the Atlas S&P 500 Index Fund; 409,417 shares in the Atlas Value Fund; 80,748 shares in the Atlas American Enterprise Bond Fund; 15,138 shares in the Atlas Independence Eagle Bond Fund; and 4,823,361 shares in the Atlas Money Market Fund.

6. Concentrations of Credit and Other Risks

There are certain concentrations of credit risk, which may subject the Funds to the effect of economic changes occurring in certain industries or sectors. As of December 31, 2005:

The Atlas California Municipal Bond Fund and the California Municipal Money Fund have concentrations in California municipal securities.

The Atlas U.S. Government and Mortgage Securities Fund has a concentration in Fannie Mae and Freddie Mac securities.

The following Funds have industry concentrations greater than 10% of net assets:

The Atlas Balanced Fund has 14.42% in diversified financial services, 11.84% in insurance, and 11.25% in banks.

The Atlas Global Growth Fund has 10.73% in telecommunications.

The Atlas Growth Opportunities Fund has 10.98% in software, and 10.36% in diversified financial services.

The Atlas Value Fund has 16.15% in insurance.

The Atlas Money Market Fund has 19.97% in diversified financial services and 13.60% in banks.

The following Funds have sector concentrations greater than 10% of net assets:

The Atlas American Enterprise Bond Fund has 43.56% in Fannie Mae securities, and 21.56% in Freddie Mac securities.

The Atlas National Municipal Bond Fund has 22.53% in education, 13.29% in health services, 12.14% in transportation, and 11.04% in general obligation bonds.

The Atlas California Municipal Money Fund has 16.03% in water and sewer.

The Atlas Money Market Fund has 10.29% in housing.

7. Forward Contracts

As of December 31, 2005, the Atlas Strategic Income Fund had open foreign currency contracts as follows:

	Settlement Date	Contract Amount (000's)		Market Value as of 12/31/05	Unrealized Gain (Loss)
Contracts to Purchase:
Argentinian Peso	01/05/06-02/02/06	5,160	ARS	$1,703,031	$(12,868)
Brazilian Real	01/04/06-01/05/10	28,894	BRL	11,530,054	669,260
British Pound Sterling	01/17/06-03/09/06	4,120	GBP	7,077,582	(101,954)
Canadian Dollar	01/23/06	1,690	CAD	1,450,686	5,006
Chilean Peso	01/06/06	170,000	CLP	330,579	8,762
Euro Dollar	01/17/06-03/09/06	35,410	EUR	41,923,635	(212,248)
Indian Rupee	01/05/06	58,300	INR	1,293,636	32,930
Indonesian Rupiah	01/04/06-04/03/06	24,320,000	IDR	2,446,290	86,736
Japanese Yen	01/04/06-04/05/06	4,056,000	JPY	34,424,675	(1,159,220)
Mexican Peso	01/17/06-04/25/06	23,450	MXN	2,207,058	51,365
New Zealand Dollar	02/02/06	4,030	NZD	2,746,796	(98,908)
Norwegian Krone	01/20/06	8,060	NOK	1,193,853	(52,282)
Swedish Krona	02/13/06	21,440	SEK	2,706,225	4,751
Swiss Franc	01/19/06-02/02/06	12,820	CHF	9,754,226	(181,772)
Thai Baht	01/17/06	49,000	THB	1,194,827	288
Turkish Lira	01/17/06-02/01/08	6,194	TRL	4,357,241	384,665
				$126,340,394	(575,489)

Notes to Financial Statements (continued)  December 31, 2005

	Settlement Date	Contract Amount (000's)		Market Value as of 12/31/05	Unrealized Gain (Loss)
Contracts to Sell:
Australian Dollar	03/06/06	2,590	AUD	$1,896,398	$20,202
Brazilian Real	01/04/06-09/22/06	24,746	BRL	10,435,135	7,383
British Pound Sterling	01/17/06-03/09/06	6,645	GBP	11,415,243	341,916
Canadian Dollar	01/23/06-02/17/06	160	CAD	137,395	(2,772)
Chinese Yuan Renminbi	01/17/06	10,200	CNY	1,263,909	3,235
Euro Dollar	01/17/06-05/18/06	36,760	EUR	43,530,688	292,830
Indonesian Rupiah	01/04/06-01/05/06	15,230,000	IDR	1,547,180	(46,438)
Japanese Yen	01/04/06-04/05/06	5,898,500	JPY	50,084,164	547,652
Mexican Peso	01/03/06	455	MXN	42,854	(176)
New Zealand Dollar	02/02/06-02/21/06	8,185	NZD	5,574,216	109,118
Norwegian Krone	01/20/06	8,060	NOK	1,193,853	64,087
South African Rand	01/11/06-01/12/06	6,870	ZAR	1,078,758	(52,883)
Swedish Krona	01/17/06	10,300	SEK	1,297,489	17,813
Swiss Franc	01/17/06-01/19/06	12,730	CHF	9,683,673	52,140
Taiwan Dollar	01/17/06	42,500	TWD	1,294,786	(23,283)
Turkish Lira	02/08/06	1,172	TRL	860,559	(79,850)
				$141,336,300	1,250,974
Net unrealized gain					$675,485

8. Futures Contracts

The Bond and Stock Funds may purchase and sell futures contracts for hedging their investments against changes in value, to manage cash flow, to enhance income, or as a temporary substitute for purchases or sales of actual securities. These Funds may also buy or write put or call options on these futures contracts.

The purpose of the acquisition or sale of a futures contract is to protect the involved Fund from adverse fluctuations in interest rates or in market or currency indices and the resulting negative valuation effect on the Fund investments without actually buying or selling securities.

Upon engaging in a futures contract, the Fund is required to deposit with the broker an amount of cash or securities equal to a certain percentage of the contract amount (initial margin). Subsequent payments (variation margins) to and from the Fund or the broker must be made daily as the price of the security or the currency rate underlying the futures contract fluctuates, making the long or short position in the futures contract more or less valuable. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the accompanying Statements of Investments in Securities and Net Assets. The Statements of Assets and Liabilities reflect a receivable or payable for the daily variation margin.

The risks associated with futures contracts and related options include the possibility of imperfect correlation between the price of the futures contract or option and the price of the securities or indices being hedged and the possible absence of a liquid secondary market for any particular instrument at any time.

As of December 31, 2005, the Atlas American Enterprise Bond Fund had open futures contracts as follows:

	Expiration Date		Number of Contracts	Market Value as of 12/31/2005	Unrealized Gain (Loss)
Contracts to Purchase:
U.S. Long Bonds	6-	Mar	40	$4,567,500	$74,034
Contracts to Sell:
U.S. Treasury Notes, 2 Yr.	6-	Mar	55	$11,285,313	(3,644)
U.S. Treasury Notes, 5 Yr.	6-	Mar	19	$2,020,531	(4,000)
Euro-Bundesobligation	6-	Mar	5	$720,501	(5,381)
U.S. Treasury Notes, 10 Yr.	6-	Mar	23	$2,516,344	(9,656)
				$16,542,689	(22,681)
Net unrealized gain					$51,353

As of December 31, 2005, the Atlas California Municipal Bond Fund had open futures contracts as follows:

	Expiration Date		Number of Contracts	Market Value as of 12/31/2005	Unrealized Gain (Loss)
Contracts to Sell:
U.S. Long Bonds	6-	Mar	97	$11,076,188	$(91,273)

As of December 31, 2005, the Atlas National Municipal Bond Fund had open futures contracts as follows:

	Expiration Date		Number of Contracts	Market Value as of 12/31/2005	Unrealized Gain (Loss)
Contracts to Sell:
U.S. Long Bonds	6-	Mar	31	$3,539,813	$(29,170)

As of December 31, 2005, the Atlas Strategic Income Fund had open futures contracts as follows:

	Expiration Date		Number of Contracts	Market Value as of 12/31/2005	Unrealized Gain (Loss)
Contracts to Purchase:
Amsterdam Index	6-	Jan	5	$516,899	$4,766
SPI 200 Index	6-	Mar	6	$520,124	14,414
U.S. Long Bonds	6-	Mar	99	$11,304,563	124,188
S&P MIB Index	6-	Mar	3	$635,021	12,818
Euro-Bundesobligation	6-	Mar	24	$3,458,404	23,782
				$16,435,011	179,968
Contracts to Sell:
OMXS 30 Index	6-	Jan	50	$605,283	(12,669)
CAC 40 Index	6-	Jan	10	$568,057	(2,898)
FTSE 100 Index	6-	Mar	8	$771,863	(11,957)
United Kingdom Long Gilt	6-	Mar	1	$196,625	(2,370)
Japan Government Mini Bonds, 10 Yr.	6-	Mar	5	$581,893	(1,992)
Nikkei 225 Index	6-	Mar	10	$1,359,939	(43,984)
S&P 500 Index	6-	Mar	22	$6,901,400	61,600
Nasdaq 100 Index	6-	Mar	32	$1,061,960	704
U.S. Treasury Notes, 2 Yr.	6-	Mar	21	$4,308,938	(2,484)
U.S. Treasury Notes, 5 Yr.	6-	Mar	52	$5,529,875	(10,098)
U.S. Treasury Notes, 10 Yr.	6-	Mar	6	$656,438	1,571
				$22,542,271	(24,577)
Net unrealized gain					$155,391

As of December 31, 2005 the Atlas U.S. Government and Mortgage Securities Fund had open futures contracts as follows:

	Expiration Date		Number of Contracts	Market Value as of 12/31/2005	Unrealized Gain (Loss)
Contracts to Purchase:
U.S. Long Bonds	6-	Mar	39	$4,453,513	$48,180
Contracts to Sell:
U.S. Treasury Notes, 2 Yr.	6-	Mar	364	$74,688,250	(31,406)
U.S. Treasury Notes, 5 Yr.	6-	Mar	17	$1,807,844	(3,469)
U.S. Treasury Notes, 10 Yr.	6-	Mar	261	$28,555,031	(189,821)
				$105,051,125	(224,696)
Net unrealized loss					$(176,516)

9. Options Transactions

The Bond and Stock Funds may purchase and sell covered exchange listed put and call options on securities, indices and currencies. These options may be on debt securities, financial indices and foreign currencies (Bond Funds) and on stocks, stock and financial indices, foreign government securities or foreign currencies (Stock Funds).

Notes to Financial Statements (continued)  December 31, 2005

The Bond and Stock Funds may sell put and covered call options for additional premium income, buy put options in an effort to protect the value of a security in its portfolio against decline in value and buy call options in an effort to protect against a price increase of securities or currencies it intends to purchase. The Bond and Stock Funds may also make offsetting transactions to close open positions.

The Bond and Stock Funds may write a put option as an alternative to purchasing a security. A put option gives the holder the right to sell the underlying security to the Fund at any time during the option period at a predetermined exercise price. Writing a call option obligates the Fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option.

The Bond Funds may write swaption contracts to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Swaption contracts written by a fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract on a future date. If a written call swap option is exercised, the writer will enter a swap and is obligated to pay the fixed rate and receive a floating rate in exchange. If a written put swaption is exercised, the writer will enter a swap and is obligated to pay the floating rate and receive a fixed rate in exchange. Swaptions are valued daily based on quotations from brokers.

Premiums received are recorded as a liability that is marked to the market daily to reflect the current value of the options. A Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of the premium received or paid. If an option expires or is canceled in a closing transaction, the Fund will realize a gain or loss depending on whether the cost of the closing transaction, if any, is lesser than or greater than the premium originally received.

Securities designated to cover outstanding call options are noted in the Statements of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a footnote to the Statements of Investments. Options written are reported as a liability in the Statements of Assets and Liabilities. Gains and losses realized on option transactions are reported in the Statements of Operations.

The risk in writing a call option is that the Fund foregoes the opportunity to realize profit if the value of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund is exposed to a potential loss if the value of the underlying security declines and the option is exercised. Owning an option exposes the Fund to the risk of paying a premium whether the option is exercised or not. Additional risk exists if an illiquid secondary market does not allow for entering into a closing transaction. Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk associated with both option contracts and swap contracts.

Written option and swaption transactions in the Atlas Strategic Income Fund for the year ended December 31, 2005 were as follows:

	Call Options		Put Options
	Number of Options/ Swaptions	Amount of Premiums	Number of Options/ Swaptions	Amount of Premiums
Options outstanding at December 31, 2004	780	$1,681	5,975,400	$39,391
Options written	10,710,760	39,644	4,165,000	38,533
Options closed or expired	(7,361,180)	(27,590)	(10,140,400)	(77,924)
Options exercised	0	0	0	0
Options outstanding at December 31, 2005	3,350,360[1]	$13,735	0	$0

1  Includes $3,350,000 notional amount of swaption contracts.

10. Illiquid and Restricted Securities

The Funds may invest in securities that are illiquid or restricted. Restricted securities are not registered under the Securities Act of 1933, are often acquired in private placements that may have legal or contractual restrictions preventing their ready disposition, or may be repurchase agreements or time deposits maturing in more than seven days. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. No Fund will invest in illiquid or restricted assets if, immediately after such purchase, the value thereof would exceed 10% of its net assets. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. As of December 31, 2005, the value of illiquid securities and the resulting percentage of net assets amounted to $2,937,167 or 0.91% in the Atlas Global Growth Fund and $15,383,300 or 4.82% in the Atlas Strategic Income Fund. Certain Funds own restricted securities that have been determined to be liquid. These securities are not included in the 10% limitation mentioned above and are identified in the Statements of Investments.

11. Swap Agreements

The Bond Funds may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. A fund may enter into interest rate, total return, forward spread lock and credit default swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by a fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve commitments to pay interest in exchange for a market linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a fund will receive a payment from or make a payment to the counterparty. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and fixed spread, multiplied by the notional amount times the duration of the swap rate. The swap spread is the difference between the benchmark swap rate (market rate) and the specific Treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically an emerging country, on its obligation. A fund may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e. to reduce risk where the fund owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer's default. Swaps are valued daily based upon quotations from brokers. The change in value, if any, is recorded as unrealized gain or loss in the accompanying financial statements. Payments received or made at the end of the measurement period are recorded as an increase or decrease to income. Entering into these agreements involves, to varying degrees, elements of credit, market, and documentation risk. Such risks involve the possibility that there will be no liquid market for an agreement, that the counterparty to an agreement may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreement, and that there may be an unfavorable change in interest rates.

As of December 31, 2005, the Atlas American Enterprise Bond Fund had the following open swap agreements:

Notional Amount		Expiration Date	Description	Net Unrealized Appreciation
Total Return Swaps
3,000,000	USD	3/1/06	Agreement with Deutsche Bank dated 11/30/05 to receive the notional amount multiplied by the return on	$3,082
			the Lehman Brothers Investment Grade CMBS Index and to pay the notional amount multiplied by the
			1 month Floating Rate USD-LIBOR-BBA.
Net unrealized gain				$3,082

Notes to Financial Statements (continued)  December 31, 2005

As of December 31, 2005, the Atlas Strategic Income Fund had the following open swap agreements:

Notional Amount		Expiration Date	Description	Net Unrealized Appreciation (Depreciation)
Credit Default Swaps
645,000	USD	12/20/15	Agreement with Citigroup Global Markets dated 12/06/05 to pay 0.40% per year times the notional amount.	$158
			The Fund receives payment of the notional amount upon a default of the Republic of Hungary, 4.50% due 01/29/14.
305,000	USD	4/20/07	Agreement with Deutsche Bank AG dated 5/20/04 to receive 6 month USD-LIBOR-BBA+3.75% per year times the notional amount. The Fund pays the notional amount upon a default of OAO Gazprom, Term Loan due 4/16/09.	316,085
305,000	USD	10/20/07	Agreement with Deutsche Bank AG dated 5/20/04 to receive 6 month USD-LIBOR-BBA+4.00% per year times the notional amount. The Fund pays the notional amount upon a default of OAO Gazprom, Term Loan due 4/16/09.	321,107
75,000	USD	6/6/06	Agreement with JP Morgan dated 3/8/02 to pay 2.00% per year times the notional amount. The Fund receives payment of the notional amount upon a default of Kingdom of Jordan, 6.00% due 12/23/23.	(158)
320,000	USD	10/9/13	Agreement with JP Morgan dated 10/8/03 to pay 2.40% per year times the notional amount. The Fund receives payment of the notional amount upon a default of Russian Federation, 2.50% due 3/31/30.	(32,274)
1,200,000	USD	8/20/09	Agreement with Lehman Brothers dated 8/6/04 to pay 6.15% per year times the notional amount. The Fund receives payment of the notional amount upon a default of Federal Republic of Brazil, 12.25% due 3/6/30.	(172,183)
174,000	USD	10/20/10	Agreement with Morgan Stanley dated 9/30/05 to pay 1.65% per year times the notional amount. The Fund receives payment of the notional amount upon default of Ukraine, 7.65% due 6/11/13.	(269)
570,000	USD	2/20/15	Agreement with Morgan Stanley dated 1/25/05 to pay 3.22% per year times the notional amount. The Fund receives payment of the notional amount upon a default of Republic of Turkey, 11.875% due 1/15/30.	(42,433)
350,000	USD	8/20/15	Agreement with Morgan Stanley dated 7/29/05 to pay 3.70% per year times the notional amount. The Fund receives payment of the notional amount upon a default of Republic of Colombia, 10.375% due 1/28/33.	(29,944)
1,310,000	USD	9/20/15	Agreement with Deutsche Bank AG dated 11/29/05 to pay 3.69% per year times the notional amount. The Fund receives payment of the notional amount upon a default of Republic of the Philippines, 10.625% due 3/16/25.	27,088
1,380,000	USD	1/7/06	Agreement with UBS AG dated 3/22/05 to receive 3.80% per year times the notional amount. The Fund pays the notional amount upon a default of Federal Republic of Brazil, 12.25% due 3/6/30.	97,880
505,000	USD	10/20/09	Agreement with UBS AG dated 10/15/04 to pay 4.50% per year times the notional amount. The Fund receives payment of the notional amount upon a default of Federal Republic of Brazil, 12.25% due 3/6/30.	(47,844)
Interest Rate Swaps
460,000	PLN	3/24/10	Agreement with Citigroup Global Markets, Inc. dated 3/22/05 to receive the notional amount multiplied by 5.52% and to pay the notional amount multiplied by the 6 month Floating Rate PLN-WIBOR.	(1,953)
736,000	PLN	3/24/10	Agreement with Citigroup Global Markets, Inc. dated 3/23/05 to receive the notional amount multiplied by 5.55% and to pay the notional amount multiplied by the 6 month Floating Rate PLN-WIBOR.	(6,153)
36,475,000	INR	1/15/09	Agreement with Deutsche Bank AG dated 1/13/04 to receive the notional amount multiplied by the INR-MIBOR-OIS-COMPOUND and to pay the notional amount multiplied by 4.88%.	41,744
19,150,000	TWD	8/19/09	Agreement with Deutsche Bank AG dated 8/17/04 to receive the notional amount multiplied by the TWD-TELERATE 6165 and to pay the notional amount multiplied by 2.585%.	(10,866)
4,000,000	USD	5/12/14	Agreement with Deutsche Bank AG dated 5/10/04 to receive the notional amount multiplied by 5.32% and to pay the notional amount multiplied by the 3 month Floating Rate USD-LIBOR-BBA.	116,747
600,000	USD	5/13/15	Agreement with Deutsche Bank AG dated 5/11/05 to receive the notional amount multiplied by 5.46% and to pay the notional amount multiplied by the 6 month Floating Rate USD-LIBOR-BBA.	(70,536)
330,000	USD	6/23/15	Agreement with Deutsche Bank AG dated 6/21/05 to receive the notional amount multiplied by 5.25% and to pay the notional amount multiplied by the 6 month Floating Rate LIBOR.	(26,300)
1,230,000	PLN	7/1/10	Agreement with First Boston dated 7/01/05 to receive the notional amount multiplied by 4.48% and to pay the notional amount multiplied by the 6 month WIBOR.	8,586
3,270,000	MXN	7/9/15	Agreement with First Boston dated 7/21/05 to receive the notional amount multiplied by 10.00% and to pay the notional amount multiplied by the MXN-TIIE-FLT.	(20,443)
572,970	USD	1/2/07	Agreement with Goldman Sachs dated 2/3/05 to receive the notional amount multiplied by 17.72% and to pay the notional amount multiplied by the Brazil Interbank Deposit Rate.	1,147
1,113,905	BRL	1/2/07	Agreement with Goldman Sachs dated 3/17/05 to receive the notional amount multiplied by 18.00% and to pay the notional amount multiplied by the Brazil Interbank Deposit Rate.	8,025
446,580	BRL	1/2/08	Agreement with Goldman Sachs dated 2/1/05 to receive the notional amount multiplied by 17.17% and to pay the notional amount multiplied by the Brazil Interbank Deposit Rate.	2,301
545,820	BRL	1/2/08	Agreement with Goldman Sachs dated 2/1/05 to receive the notional amount multiplied by 17.17% and to pay the notional amount multiplied by the Brazil Interbank Deposit Rate.	2,797
5,656,195	BRL	1/2/08	Agreement with Goldman Sachs dated 6/17/05 to receive the notional amount multiplied by 17.18% and to pay the notional amount multiplied by the BRL floating BRR-CDI-COMPOUNDED.	37,028
925,006	BRL	1/2/08	Agreement with Goldman Sachs dated 4/12/05 to receive the notional amount multiplied by 18.16% and to pay the notional amount multiplied by the Brazil Interbank Deposit Rate.	3,920
7,770,000	MXN	12/31/09	Agreement with Goldman Sachs dated 1/6/05 to receive the notional amount multiplied by 9.84% and to pay the notional amount multiplied by the Mexico 28 Day Interbank Rate (TIIE).	116
3,890,000	MXN	1/5/10	Agreement with Goldman Sachs dated 1/10/05 to receive the notional amount multiplied by 9.74% and to pay the notional amount multiplied by the Mexico 28 Day Interbank Rate (TIIE).	50
3,120,000	MXN	1/30/15	Agreement with Goldman Sachs dated 2/11/05 to receive the notional amount multiplied by 10.22% and to pay the notional amount multiplied by the Mexico 28 Day Interbank Rate (TIIE).	180
1,500,000	MXN	3/5/15	Agreement with Goldman Sachs dated 3/17/05 to receive the notional amount multiplied by 10.85% and to pay the notional amount multiplied by the Mexico 28 Day Interbank Rate (TIIE).	24
3,350,000	MXN	5/8/15	Agreement with Goldman Sachs dated 5/19/05 to receive the notional amount multiplied by the 28 day floating MXN-TIIE-FX and to pay the notional amount multiplied by 10.70%.	37

Notional Amount		Expiration Date	Description	Net Unrealized Appreciation (Depreciation)
2,825,000	MXN	5/29/15	Agreement with Goldman Sachs dated 6/9/05 to receive the notional amount multiplied by the MXN floating	$(69)
			MXN-TIIE-FX and to pay the notional amount multiplied by 10.43%.
2,825,000	MXN	6/1/15	Agreement with Goldman Sachs dated 6/10/05 to receive the notional amount multiplied by 10.30% and to pay the notional amount multiplied by the 28 day floating MXN-TIIE-BANXICO.	(26)
2,840,000	MXN	6/4/15	Agreement with Goldman Sachs dated 6/16/05 to receive the notional amount multiplied by 9.98% and to pay the notional amount multiplied by the MXN floating MXN-TIIE-FX.	11
1,630,000	MXN	6/24/15	Agreement with Goldman Sachs dated 7/6/05 to receive the notional amount multiplied by 10.00% and to pay the notional amount multiplied by the 28 day MXN-TIIE-BANXICO.	(43)
1,950,000	MXN	8/31/20	Agreement with Goldman Sachs dated 9/19/05 to receive the notional amount multiplied by 9.41% and to pay the notional amount multiplied by the 28 day MXN-TIIE-BANXICO.	253
5,900,000	MXN	8/26/25	Agreement with Goldman Sachs dated 9/20/05 to receive the notional amount multiplied by 9.51% and to pay the notional amount multiplied by the 28 day MXN-TIIE-BANXICO.	752
3,600,000	MXN	8/28/25	Agreement with Goldman Sachs dated 9/22/05 to receive the notional amount multiplied by 9.50% and to pay the notional amount multiplied by the 28 day MXN-TIIE-BANXICO.	439
99,000,000	HUF	7/14/08	Agreement with JP Morgan dated 7/10/03 to receive the notional amount multiplied by 7.00% and to pay the notional amount multiplied by the 6 month Floating Rate HUF-BUBOR-REUTERS.	579
725,000	USD	4/30/14	Agreement with JP Morgan dated 4/28/04 to receive the notional amount multiplied by 4.94% and to pay the notional amount multiplied by the 3 month Floating Rate USD-LIBOR-BBA.	2,467
11,000,000	USD	5/6/14	Agreement with JP Morgan dated 5/4/04 to receive the notional amount multiplied by 4.985% and to pay the notional amount multiplied by the 3 month Floating Rate USD-LIBOR-BBA.	71,930
4,890,000	MXN	11/16/14	Agreement with JP Morgan dated 11/15/04 to receive the notional amount multiplied by 10.88% and to pay the notional amount multiplied by the Mexico 28 Day Interbank Rate (TIIE).	55,192
3,200,000	MXN	8/17/15	Agreement with JP Morgan dated 8/29/05 to receive the notional amount multiplied by 9.76% and to pay the notional amount multiplied by the 28 day MXN-TIIE-BANXICO.	15,109
1,640,000	PLN	7/5/10	Agreement with Lehman Brothers dated 7/5/05 to receive the notional amount multiplied by 4.53% and to pay the notional amount multiplied by the 6 month WIBOR.	(7,541)
3,230,000	MXN	7/9/15	Agreement with Lehman Brothers dated 7/21/05 to receive the notional amount multiplied by 9.99% and to pay the notional amount multiplied by the MXN-TIIE-FLT.	19,169
1,225,000	BRL	1/2/07	Agreement with Morgan Stanley dated 7/7/05 to receive the notional amount multiplied by 17.59% and to pay the notional amount multiplied by the Brazil Interbank Deposit Rate.	19,233
597,007	BRL	1/2/08	Agreement with Morgan Stanley dated 2/24/05 to receive the notional amount multiplied by 16.88% and to pay the notional amount multiplied by the Brazil Interbank Deposit Rate.	5,192
196,000,000	JPY	10/5/08	Agreement with Morgan Stanley dated 10/3/2005 to receive the notional amount multiplied by 0.67% and to pay the notional amount multiplied by 6 month Floating Rate JPY-LIBOR-BBA.	(1,081)
1,820,000	ZAR	5/18/10	Agreement with Morgan Stanley dated 5/18/05 to receive the notional amount multiplied by the ZAR-LIBOR 8.14% and to pay the notional amount multiplied by 6.936%.	7,759
58,000,000	JPY	10/5/13	Agreement with Morgan Stanley dated 10/3/2005 to pay the notional amount multiplied by 1.52% and to receive the notional amount multiplied by 6 month Floating Rate JPY-LIBOR-BBA.	989
Total Return Swaps
1,260,000	USD	6/1/06	Agreement with Goldman Sachs dated 11/28/05 to receive the notional amount multiplied by the Lehman Brothers Commercial MBS Index and to pay the notional amount multiplied by the Mod Adj Durat Index.	3,559
3,464,870	MXN	1/14/15	Agreement with Goldman Sachs dated 1/12/05 to receive the notional amount multiplied by 5.1% and to pay the notional amount multiplied by the 6 month Floating Rate USD-LIBOR-BBA.	769
3,487,500	MXN	1/20/15	Agreement with Goldman Sachs dated 1/18/05 to receive the notional amount multiplied by 5.08% and to pay the notional amount multiplied by the 6 month Floating Rate USD-LIBOR-BBA.	923
Net unrealized gain				$719,229

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Atlas Funds:

We have audited the accompanying statements of assets and liabilities of the Atlas Funds (comprising Atlas Balanced Fund, Atlas Emerging Growth Fund, Atlas Global Growth Fund, Atlas Growth Opportunities Fund, Atlas S&P 500 Index Fund, Atlas Strategic Growth Fund, Atlas Value Fund, Atlas American Enterprise Bond Fund, Atlas California Municipal Bond Fund, Atlas National Municipal Bond Fund, Atlas Strategic Income Fund, Atlas U.S. Government and Mortgage Securities Fund, Atlas California Municipal Money Fund, Atlas Money Market Fund, Atlas Independence Flagship Fund (formerly Atlas Fund of Funds), Atlas Independence Eagle Bond Fund, and Atlas Independence Star Spangled Fund) (collectively, the "Funds"), including the statements of investments in securities and net assets, as of December 31, 2005, and the related statements of operations for the year then ended for Atlas Balanced Fund, Atlas Emerging Growth Fund, Atlas Global Growth Fund, Atlas Growth Opportunities Fund, Atlas S&P 500 Index Fund, Atlas Strategic Growth Fund, Atlas Value Fund, Atlas American Enterprise Bond Fund, Atlas California Municipal Bond Fund, Atlas National Municipal Bond Fund, Atlas Strategic Income Fund, Atlas U.S. Government and Mortgage Securities Fund, Atlas California Municipal Money Fund, Atlas Money Market Fund, Atlas Independence Flagship Fund (formerly Atlas Fund of Funds) and from December 1, 2005 (inception) to December 31, 2005 for Atlas Independence Eagle Bond Fund and Atlas Independence Star Spangled Fund, the statements of changes in net assets for each of the two years in the period then ended for Atlas Balanced Fund, Atlas Emerging Growth Fund, Atlas Global Growth Fund, Atlas Growth Opportunities Fund, Atlas S&P 500 Index Fund, Atlas Strategic Growth Fund, Atlas Value Fund, Atlas American Enterprise Bond Fund, Atlas California Municipal Bond Fund, Atlas National Municipal Bond Fund, Atlas Strategic Income Fund, Atlas U.S. Government and Mortgage Securities Fund, Atlas California Municipal Money Fund, Atlas Money Market Fund, Atlas Independence Flagship Fund (formerly Atlas Fund of Funds) and from December 1, 2005 (inception) to December 31, 2005 for Atlas Independence Eagle Bond Fund and Atlas Independence Star Spangled Fund, and the financial highlights for each of the five years in the period then ended for Atlas Balanced Fund, Atlas Emerging Growth Fund, Atlas Global Growth Fund, Atlas Growth Opportunities Fund, Atlas S&P 500 Index Fund, Atlas Strategic Growth Fund, Atlas California Municipal Bond Fund, Atlas National Municipal Bond Fund, Atlas Strategic Income Fund, Atlas U.S. Government and Mortgage Securities Fund, Atlas California Municipal Money Fund, from March 4, 2002 (inception) to December 31, 2005 for Atlas Money Market Fund, from May 1, 2002 (inception) to December 31, 2005 for Atlas Independence Flagship Fund (formerly Atlas Fund of Funds) and Atlas Value Fund, from May 1, 2003 (inception) to December 31, 2005 for Atlas American Enterprise Bond Fund, and from December 1, 2005 (inception) to December 31, 2005 for Atlas Independence Eagle Bond Fund and Atlas Independence Star Spangled Fund. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds comprising Atlas Funds as of December 31, 2005, the results of their operations for the year then ended for Atlas Balanced Fund, Atlas Emerging Growth Fund, Atlas Global Growth Fund, Atlas Growth Opportunities Fund, Atlas S&P 500 Index Fund, Atlas Strategic Growth Fund, Atlas Value Fund, Atlas American Enterprise Bond Fund, Atlas California Municipal Bond Fund, Atlas National Municipal Bond Fund, Atlas Strategic Income Fund, Atlas U.S. Government and Mortgage Securities Fund, Atlas California Municipal Money Fund, Atlas Money Market Fund, Atlas Independence Flagship Fund (formerly Atlas Fund of Funds) and from December 1, 2005 (inception) to December 31, 2005 for Atlas Independence Eagle Bond Fund and Atlas Independence Star Spangled Fund, the changes in their net assets for each of the two years in the period then ended for Atlas Balanced Fund, Atlas Emerging Growth Fund, Atlas Global Growth Fund, Atlas Growth Opportunities Fund, Atlas S&P 500 Index Fund, Atlas Strategic Growth Fund, Atlas Value Fund, Atlas American Enterprise Bond Fund, Atlas California Municipal Bond Fund, Atlas National Municipal Bond Fund, Atlas Strategic Income Fund, Atlas U.S. Government and Mortgage Securities Fund, Atlas California Municipal Money Fund, Atlas Money Market Fund, Atlas Independence Flagship Fund (formerly Atlas Fund of Funds) and from December 1, 2005 (inception) to December 31, 2005 for Atlas Independence Eagle Bond Fund and Atlas Star Spangled Fund, and the financial highlights for each of the five years in the period then ended for Atlas Balanced Fund, Atlas Emerging Growth Fund, Atlas Global Growth Fund, Atlas Growth Opportunities Fund, Atlas S&P 500 Index Fund, Atlas Strategic Growth Fund, Atlas California Municipal Bond Fund, Atlas National Municipal Bond Fund, Atlas Strategic Income Fund, Atlas U.S. Government and Mortgage Securities Fund, Atlas California Municipal Money Fund, from March 4, 2002 (inception) to December 31, 2005 for Atlas Money Market Fund, from May 1, 2002 (inception) to December 31, 2005 for Atlas Independence Flagship Fund (formerly Atlas Fund of Funds) and Atlas Value Fund, from May 1, 2003 (inception) to December 31, 2005 for Atlas American Enterprise Bond Fund, and from December 1, 2005 (inception) to December 31, 2005 for Atlas Independence Eagle Bond Fund and Atlas Independence Star Spangled Fund, in conformity with accounting principles generally accepted in the United States of America.

Oakland, California
February 22, 2006

Tax Information  (unaudited)

The following tax information represents disclosures of various tax benefits for the year ended December 31, 2005 passed through to shareholders of the Atlas Funds.

Of the distributions made from net investment income for the below stated Atlas Funds, the following percentages apply.

Tax-exempt income for regular federal income tax purposes-
National Municipal Bond Fund	100.00%
California Municipal Money Fund	100.00%
California Municipal Bond Fund	99.99%
Qualified dividend income-
S&P 500 Index Fund	100.00%
Global Growth Fund	96.84%
Growth Opportunities Fund	94.23%
Balanced Fund	60.52%
Value Fund	47.48%
Independence Star Spangled	25.43%
Independence Flagship Fund	20.32%
Strategic Income Fund	0.30%
Dividends received deduction for corporations-
S&P 500 Index Fund	100.00%
Growth Opportunities	100.00%
Balanced Fund	55.07%
Value Fund	40.20%
Global Growth Fund	25.93%
Independence Flagship Fund	13.36%
Strategic Income Fund	0.32%

The Global Growth Fund paid foreign taxes of $318,188 leading to a foreign tax credit of $0.023651 per share, and recognized foreign source income of $1,301,069 or $0.096707 per share.

Portfolio Proxy Voting Policies and Procedures  (unaudited)

A description of the Trust's Portfolio Proxy Voting Policies and Procedures and information regarding the Trust's proxy voting record for the most recent twelve month period ended June 30, 2005 are available (i) without charge, upon request, by calling the Trust at 1-800-933-2852, and (ii) from the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Trust files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. The Form N-Q is available (i) without charge, upon request, by calling the Trust at 1-800-933-2852; (ii) from the SEC's website at www.sec.gov; and (iii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (phone 1-800-SEC-0330 for information on the operation of the SEC's Public Reference Room).

Board of Trustees—Considerations in Approving Investment
Advisory and Investment Sub-Advisory Agreements

At a meeting held on November 18, 2005, the Board of Trustees (the "Board") of the Trust approved the continuation of the advisory agreement between the Trust and Atlas Advisers and the sub-advisory agreements between the Adviser and Boston Safe Advisors, Inc. ("Boston Safe"), Atlas Advisers and OppenheimerFunds, Inc. ("Oppenheimer"), Atlas Advisers and Turner Investment Partners, Inc. ("Turner"), and Atlas Advisers and Hotchkis and Wiley Capital Management LLC ("Hotchkis"). The Board also approved the addition of the Atlas Independence Eagle Bond Fund and the Atlas Independence Star Spangled Fund to the existing investment advisory agreement between the Trust and Atlas Advisers.

In making its determination to continue the advisory and sub-advisory agreements, the Board requested, received, and reviewed written information relating to the management style and past performance record of the Adviser and each sub-adviser. The Board was provided with, among other things: (1) a memorandum from counsel to the Trust setting forth the Board's fiduciary duties and responsibilities under the 1940 Act and the factors the Board should consider in its evaluation of the advisory and each sub-advisory agreement and (2) materials that described: (i) the nature, extent and quality of services provided and to be provided, including monitoring and oversight of the sub-advisers and for both the Adviser and the sub-advisers, compliance, responsiveness to the Board, integrity and quality of management personnel, resources and future business plans including plans to grow the Funds; (ii) each Fund's investment performance including the relative risk versus return of a Fund, and the comparison of a Fund's performance to its peer group; (iii) costs of services and profits including the reasonableness of fees, profit margins, willingness to reinvest in the business and whether the Adviser or each sub-adviser has had increased compliance costs; (iv) economies of scale including breakpoints, total expense ratios and total expenses; and (v) any ancillary benefits that the Adviser and its affiliates, or any sub-adviser, may realize from contractual relationships, including, for example, benefits the Adviser may receive from the Funds' relationship with Golden West Financial and for the sub-advisers, any benefits from soft dollars. In addition, the Board considered information relevant to each factor that it had received throughout the year regarding the Adviser, each sub-adviser and the Funds they manage, both in the form of written Board and Committee materials, and in presentations by the Adviser and various sub-advisers.

The approval determinations were made on the basis of each Trustee's business judgment after consideration of all the information presented. In reviewing the foregoing materials and in considering the information in the management presentations, the Trustees did not identify any single issue or particular information that, in isolation, would be a controlling factor in making a final decision regarding the proposed renewals or approvals of the advisory and sub-advisory agreements. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. The following summary describes the most

Board of Trustees—Considerations in Approving Investment
Advisory and Investment Sub-Advisory Agreements (continued)  (unaudited)

important, but not all, of the factors considered by the Trustees in approving the agreements in light of their own business judgment. This discussion is not intended to be all-inclusive.

Investment Advisory Agreement between Atlas Funds and Atlas Advisers, Inc.

Atlas Advisers, Inc.

As part of its review in connection with the advisory agreement between the Trust and the Adviser, the Board carefully considered the following:

Nature, Extent, and Quality of Services

The Board considered the depth and quality of the Adviser's oversight of the sub-advisers. The Board noted that the Trust's "manager of managers" exemptive order from the SEC provides the Trust, on the recommendation of the Adviser, with the flexibility to engage or terminate a sub-adviser without shareholder approval. The Board discussed the Adviser's procedures for evaluating and ranking the performance of each sub-adviser, its process for reporting the results to the Board and, when appropriate, the Adviser's processes for recommending that the Trust terminate a sub-adviser and select a new one. The Board further noted that the Adviser conducts in-person oversight visits of each sub-adviser, reports the results of the visit to the Board and then follows through with additional inquiry on any questions or concerns that arise during the visit. The Board also noted that the Adviser requires sub-advisers to respond to a variety of compliance checklists to ensure their ongoing compliance with their respective Fund's investment parameters. In addition, the Adviser has dedicated personnel working closely with Investors Bank & Trust, the Trust's Administrator, to monitor daily each Fund's valuations, trading, securities lending, and compliance exceptions.

The Board then considered the depth and quality of the Adviser's investment management process. The Board noted that the Adviser directly manages the Atlas Independence Flagship Fund and the Atlas Balanced Growth Portfolio and would soon be managing the Atlas Independence Eagle Bond Fund and the Atlas Independence Star Spangled Fund. The Board considered the experience, capability, longevity, and integrity of the Adviser's senior management and other investment personnel. The Trustees further considered the Adviser's continuing need to attract and retain qualified personnel and to maintain and enhance its resources and systems.

An Investment Committee, which is comprised of senior management from the Adviser, is primarily responsible for the day-to-day management of the Atlas Independence Portfolios. The Adviser has engaged OFI Institutional Asset Management, Inc. ("OFII") to provide research and modeling services to assist the Investment Committee in part in determining the appropriate allocation of the Atlas Independence Portfolios' assets among the underlying Atlas Funds. The Adviser retains complete discretion and control over the portfolio management of the Atlas Independence Portfolios and pays OFII a flat fee for its services. OFII is affiliated with Oppenheimer the sub-adviser for the Global Growth Fund, Growth Opportunities Fund, Strategic Income Fund, U.S. Government and Mortgage Securities Fund and the American Enterprise Bond Fund.

The Board noted the Adviser's commitment to compliance, including the addition in 2004 to its staff of a Chief Compliance Officer ("CCO") and in 2005 of a Legal Counsel and a Compliance Officer. The Board then considered the Adviser's policies, procedures and systems to ensure compliance with applicable laws and regulations and its commitment to these programs, its efforts to keep the Board members informed, and its attention to matters that may involve conflicts of interest with the Funds. The Board concluded it was satisfied with the nature, quality and extent of services the Adviser provides.

Investment Results

The Board then discussed the performance of the Atlas Independence Flagship Fund. The Adviser compared the performance of the Atlas Independence Flagship Fund against a peer group consisting of all funds of funds in the Morningstar Moderate Allocation Category which have an allocation of 20-40% in bonds. The Board noted that the Atlas Independence Flagship Fund's returns for one year and three years were in the 18th and 48th percentile, respectively, of its peer group (one equaling the best). The Board also noted that the Atlas Independence Flagship Fund's year-to-date and one year returns exceeded its benchmark. The Board concluded that it was satisfied with the overall performance record of the Atlas Independence Flagship Fund.

Costs of Services and the Adviser's Profitability

The Board noted that the Adviser's fees are 0.25% for average assets up to $500 million and 0.23% for average assets greater than $500 million. The Adviser's fees for the Atlas Independence Flagship Fund are comparable to the average management fees paid by the other funds in its Lipper category. The Board further noted that during the first nine months of 2005 managing the Fund was profitable to the Adviser. The total expense ratio for the Atlas Independence Flagship Fund as of September 30, 2005 was .47% versus the Lipper average of .85%.

The Board then discussed the specific fees proposed for the new Funds of Funds: the Atlas Independence Eagle Bond Fund and the Atlas Independence Star Spangled Fund. The Board noted that the Adviser's fees are 0.25% for average assets up to $500 million and 0.23% for average assets greater than $500 million. The Board noted that the shareholders of the new Funds would not be assessed a 12b-1 fee. Therefore, the Board noted that the Adviser is anticipating that it will waive some fees and subsidize others in order to financially support the launch of the two new Funds. The Board agreed that the fees for the new Funds were fair and reasonable in light of the services the Adviser will provide and the Adviser's anticipated financial support of the new Funds.

The Board then reviewed the Adviser's Profit and Loss Statement and noted that for 2005, managing the Funds and overseeing each Fund's sub-adviser was profitable to the Adviser. The Board concluded that the Adviser's profitability rates were fair and reasonable in consideration of the services provided to each Fund.

Economies of Scale

The Board considered the benefit to Fund shareholders of economies of scale. The Board noted that the management fees paid to the Adviser are subject to a reduction as certain breakpoints are reached. The Adviser provides a breakpoint at $500 million in average assets for all Funds. In addition, the Adviser provides the Growth Opportunities, Balanced, Global Growth, Emerging Growth, Value, and Strategic Income Funds with an additional management fee breakpoint at $100 million in assets. The Board then reviewed the Adviser's profit margins and the expense ratios and concluded that these breakpoints are reasonable in light of the Adviser's modest profit margins and low expense. This economy of scale would benefit shareholders of the Funds.

Ancillary Benefits

The Board then discussed the benefits that the Adviser receives from the Funds' affiliation with Golden West Financial and its subsidiary, World Savings. The Board noted that the Funds are part of Golden West Financials' total product line and are providing non-FDIC insured investment alternatives to World Savings customers. The Trustees also noted that while such "fall out" benefits accrue to the Adviser and its affiliates, the Funds and their shareholders also receive indirect benefits as a result of their relationship to a successful bank, including the support of operational and administrative infrastructures, physical buildings and branch offices, and a significant customer base.

Board of Trustees—Considerations in Approving Investment
Advisory and Investment Sub-Advisory Agreements (continued)  (unaudited)

Conclusion

In arriving at its decision, the Board did not single out any one factor or group of factors as being more important than the other factors, but considered all these factors together.

After further discussion, and based on a consideration of these factors in their totality, the Board decided to continue the advisory agreement with Atlas Advisers.

Sub-Advisory Agreements among Atlas Advisers, Atlas Funds and various Sub-Advisers

The Board considered the benefits to shareholders of retaining each sub-adviser and continuing the sub-advisory agreements particularly in light of the nature, extent, and quality of the services to be provided by the sub-advisers. The Board considered the quality of the management services which have benefited and should continue to benefit the Funds and their shareholders, the organizational depth and resources of the sub-advisers, including the background and experience of each of the sub-adviser's management and the expertise of each sub-adviser's portfolio management team, as well as the investment methodology to be used by the sub-adviser. The Board also considered that the CCO had previously reviewed each sub-adviser's compliance policies and procedures, including the assessment of each sub-adviser's compliance program as required under Rule 38a-1 of the 1940 Act and each sub-adviser's code of ethics. The Board also considered that each sub-adviser agreed to cooperate with the CCO in reviewing its compliance operations.

With respect to the sub-advisers, the Board noted that it was difficult to accurately determine or evaluate the profitability of the sub-advisory agreements to the sub-advisers because many manage substantial assets other than the Portfolios and, further, any such an assessment would involve assumptions regarding the sub-advisers' allocation policies, capital structure, cost of capital, business mix and other factors. Accordingly, in the case of the sub-advisers, the Board gave less weight to profitability considerations and did not view this data as important given the arms'-length nature of the relationship between the Adviser and such sub-advisers with respect to the negotiation of portfolio management fees.

Boston Safe Advisors, Inc.

Atlas California Municipal Bond Fund, Atlas National Municipal Bond Fund, Atlas California Municipal Money Fund, and Atlas Money Market Fund

As part of its review in connection with the investment sub-advisory agreement relating to the Atlas California Municipal Bond Fund, Atlas National Municipal Bond Fund, Atlas California Municipal Money Fund (the "Atlas Municipal Funds"), and Atlas Money Market Fund, the Board carefully considered the following:

Nature, Extent, and Quality of Services

The Board noted Boston Safe's solid reputation within the investment management community and its ongoing demonstrated commitment to compliance, as well as the Funds' long-term relationship with Boston Safe. The Board noted that the CCO's oversight visits to Boston Safe have resulted in consistently positive reviews and that Boston Safe has been responsive to any questions or concerns. The Board concluded it was satisfied with the nature, quality and extent of services that Boston Safe provides.

Investment Results

The Board then discussed the investment results of the Atlas Municipal Funds and the Atlas Money Market Fund. The Board noted that the Atlas Municipal Funds are managed using a more conservative mix of investments than many of their peers and that the Board expects their performance at times to be lower than their peers as a result.

The Board then considered each Fund's performance. The Board noted that for the trailing 12 month, 3 year and 5 year periods, the California Municipal Bond Fund was, respectively, in the 59th, 54th, and 58th percentiles of its Lipper Peer Group. While the performance of the Fund was below average, the Board concluded that the Fund's investments maintain an average credit quality of AA and that the higher credit quality contributed to its lower relative ranking. The Board also discussed that the Fund enjoyed the largest inflows and net assets of all the Atlas Funds.

The Board next noted that for the trailing 12 month, 3 year and 5 year periods, the National Municipal Bond Fund was respectively in the 40th, 33rd, and 30th percentiles of its Lipper Peer Group. National Municipal Bond Fund's investments also maintain an average credit quality of AA.

The Board noted that the California Municipal Money Fund has a trailing three month return of 0.44%, slightly lagging the industry average of 0.45% and placing it 37th out of 61 peers. The Money Market Fund has a trailing three month return of 0.73% versus an industry average of 0.65% with a ranking of 86th out of 369 peers. The Board concluded that it was satisfied with the overall performance record of the Atlas Funds managed by Boston Safe.

Cost of Services and Boston Safe's Profitability

The Board noted that Boston Safe's sub-advisory fees for the National Municipal Bond Fund were at or below the Fund's Lipper Peer Group. Its sub-advisory fees for the California Municipal Bond Fund were 0.01% above the average for its Peer Group at $50 million and $100 million in assets and at the average for its Peer Group for assets above those amounts. The Board noted that Boston Safe provides fee breakpoints for the Atlas Municipal Funds on average assets above $100 million.

The Board reviewed Boston Safe's financial information and noted that managing the Funds is profitable to Boston Safe. The Board then concluded that Boston Safe's fees are reasonable and will benefit the Funds and their shareholders. The Board further concluded that Boston Safe's profitability rates were fair and reasonable in consideration of the services provided to each Fund.

Conclusion

In arriving at its decision, the Board did not single out any one factor or group of factors as being more important than the other factors, but considered all these factors together.

After further discussion, and based on a consideration of these factors in their totality, the Board decided to continue the investment advisory agreement with Boston Safe.

OppenheimerFunds, Inc.

Atlas Global Growth Fund, Atlas Strategic Income Fund, and Atlas Growth Opportunities Fund

Nature, Extent, and Quality of Services

The Board discussed the quality and nature of Oppenheimer's sub-advisory services throughout the year. In response to issues over the last six months, Oppenheimer has, at substantial expense, invested in new technology, bolstered its compliance and operational staff and instituted regular conference calls with Atlas' compliance team to resolve issues. The Board noted that it is very pleased with Oppenheimer's timely and complete response when issues have surfaced. The Board further noted that Atlas' CCO has reported that Oppenheimer has been very responsive and cooperative during the oversight visits and that the consistently reports that a culture of compliance exists at Oppenheimer.

Board of Trustees—Considerations in Approving Investment
Advisory and Investment Sub-Advisory Agreements (continued)  (unaudited)

The Board also noted that within the last year, the Board has closely reviewed Oppenheimer's services in connection with its consideration of sub-advisers for two Atlas Funds. As a result, the Board engaged Oppenheimer to manage the U.S. Government and Mortgage Securities Fund and the American Enterprise Bond Fund. The Board concluded it was satisfied with the overall nature, quality and extent of services that Oppenheimer provides.

Investment Results

The Board then considered the investment performance of the Global Growth, Strategic Income and Growth Opportunities Funds. The Board then reviewed each Fund's performance within its Lipper Peer Group. The Global Growth Fund ranked in the 27th percentile for the trailing 12 month period, the 36th percentile for the 3 year and the 32nd percentile for the 5 year period. The Growth Opportunities Fund ranked in the 11th percentile for the trailing 12 month period and 44th percentile for the 3 year, 50th percentile for the 5 year and 13th percentile for the ten-year period. The Strategic Income ranked in the 23rd percentile for the trailing 12 months and the 56th and 53rd percentiles for the 3 year and 5 year periods, respectively. The Board concluded it was satisfied with the overall performance of the Atlas Funds managed by Oppenheimer.

Cost of Services and Oppenheimer's Profitability

The Board noted that Oppenheimer provides sub-advisory fee breakpoints to all three of the Funds as follows: the Global Growth Fund at $50 million and $100 million in average assets; the Growth Opportunities Fund at $50 million in average assets and the Strategic Income Fund at $100 million in average assets.

The Board then reviewed the financial materials. The Board noted that the sub-advisory fees that Oppenheimer charges for managing the Global Growth and Growth Opportunities Funds are below the average for their respective Lipper Peer Group Category. The Board further noted that there are no other funds in the Lipper Peer Group for the Strategic Income Fund.

Finally, the Board considered Oppenheimer's profitability in managing the Atlas Funds. The Board noted that managing the Funds is profitable to Oppenheimer. The Board concluded that Oppenheimer's profitability rates were fair and reasonable in consideration of the services provided to each Fund.

Conclusion

In arriving at its decision, the Board did not single out any one factor or group of factors as being more important than the other factors, but considered all these factors together.

After further discussion, and based on a consideration of these factors in their totality, the Board decided to continue the investment advisory agreement with Oppenheimer.

Hotchkis and Wiley Capital Management LLC

Atlas Value Fund

Nature, Extent and Quality of the Services

The Board discussed the quality and nature of the services Hotchkis has provided the Adviser. The Board noted that the Hotchkis management team responsible for the Fund is highly qualified and always very responsive to issues as they arise. The Board further noted that the Adviser's CCO has reported to the Board very positive results from the CCO team's oversight visit. The Board concluded it was satisfied with the nature, quality and extent of services that Hotchkis provides.

Investment Results

The Board then reviewed the performance of the Atlas Value Fund. The Board noted that for the 12 month period, the Value Fund placed in the 12th percentile of its Lipper Peer Group. For the 3 year period, the Fund placed in the 51st percentile. The Board further noted that of the 3 year period, Hotchkis managed the Fund for 17 months, roughly half the period. Finally, the Board noted that since Hotchkis began managing the Fund in May 2004, it has outperformed the Russell 1000 Value Index by an annualized 3.82%. The Board concluded that it was satisfied with the overall performance record of the Value Fund.

Cost of Services and Hotchkis' Profitability

The Board noted that Hotchkis charged the Fund an annual rate of 0.45% of the Fund's average daily net assets. The Board noted that for its Lipper Peer Group, Hotchkis' sub-advisory fees, regardless of average asset size, were consistently 0.02% to 0.03% below the average of the Value Fund's peers. The Board then compared the fees Hotchkis charges the Value Fund with the fees it charges other funds and were satisfied that Atlas Fund fees were reasonable.

The Board next reviewed Hotchkis' profitability in managing the Atlas Value Fund. The Board noted that managing the Fund is profitable to Hotchkis. The Board concluded that Hotchkis' profitability rates were fair and reasonable in consideration of the services provided to the Fund.

Conclusion

In arriving at its decision, the Board did not single out any one factor or group of factors as being more important than the other factors, but considered all these factors together.

After further discussion, and based on a consideration of these factors in their totality, the Board decided to continue the investment advisory agreement with Hotchkis.

Turner Investment Partners, Inc.

Atlas Emerging Growth Fund

Nature, Extent and Quality of the Services

The Board noted that Turner's past performance as a sub-adviser to the Emerging Growth Fund has been very solid. The Board noted that Atlas' CCO has consistently reported that Turner maintains a culture of compliance, is responsive to any issues as they arise, and that its key personnel involved in the day to day management of the Fund are highly qualified. The Board concluded it was satisfied with the nature, quality and extent of services that Turner provides.

Investment Results

The Board next reviewed the investment results of the Emerging Growth Fund. The Board noted that for the trailing 12 month period, the Fund ranked in the 71st percentile of its Lipper Peer Group. The Board then noted that the Fund ranked in the 6th percentile of its Lipper Peer Group for the 3 year period, of which 31 months reflect Turner's management. The Board discussed that since Turner began managing the Fund in March 2003, it has captured 93% of the upside movement in its benchmark, the Russell 2000 index, but only 79% of its downside movement. The Board then discussed that the poor performance for the trailing 12 month period was the result of a bad 4th quarter in 2004 and expressed a general view that the low ranking among its Lipper Peers would not continue as the Fund's ranking had

Board of Trustees—Considerations in Approving Investment
Advisory and Investment Sub-Advisory Agreements (continued)  (unaudited)

already improved to the 30th percentile for the last 9 months. The Board then concluded it was satisfied with the overall performance record of the Emerging Growth Fund.

Cost of Services and Turner's Profitability

The Board reviewed Turner's sub-advisory fees and noted that these fees are on average between 0.17% and 0.18% below the average for other funds in the Emerging Growth Fund's Lipper Peer Group.

The Board then considered Turner's profitability in managing the Atlas Emerging Growth Fund. The Board noted that managing the Fund is profitable to Turner. The Board concluded that Turner's profitability rates were fair and reasonable in consideration of the services provided to the Fund.

Conclusion

In arriving at its decision, the Board did not single out any one factor or group of factors as being more important than the other factors, but considered all these factors together.

After further discussion, and based on a consideration of these factors in their totality, the Board decided to continue the investment advisory agreement with Turner.

Trustees and Officers  (unaudited)

The Trustees and principal officers of Atlas Funds (the "Trust"), their business addresses, positions held, length of time served, principal occupations for the past five years and other trusteeships held are set forth in the following table.

Trustees who are "Interested Persons" of the Trust

Name, Address, and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(4)	Other Trusteeships/ Directorships Held by Trustee
Marion O. Sandler, 75(1) 1901 Harrison Street Oakland, CA 94612	Trustee, Chairman of the Board	Since 11/1987 Term: Continuous	Chairman of the Board and Chief Executive Officer of World Savings Bank, FSB ("World Savings"), Golden West Financial Corporation ("GWFC"), Atlas Securities, Inc. ("Distributor") and the Adviser	Eighteen	Atlas Insurance Trust

Russell W. Kettell, 61(1) 1901 Harrison Street Oakland, CA 94612	Trustee	Since 12/1989 Term: Continuous	President of GWFC and Senior Executive Vice President of World Savings	Eighteen	Atlas Insurance Trust

Trustees who are not "Interested Persons" of the Trust

Name, Address, and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee
Barbara A. Bond, 59(2)(3)(5) 794 Davis Street San Leandro, CA 94577-6900	Trustee	Since 12/1989 Term: Continuous	Certified Public Accountant/Tax Partner of Hood & Strong LLP	Eighteen	Atlas Insurance Trust

David M. Laney, 56(2) 794 Davis Street San Leandro, CA 94577-6900	Trustee	Since 11/05 Term: Continuous	Partner, Jackson Walker L.L.P.; Chairman and President, Jenkins & Gilchrist P.C.	Eighteen	Atlas Insurance Trust, Matador Resources, Inc., Chairman of the Board of National Railroad Passenger Corporation (AMTRAK)

Daniel L. Rubinfeld, 60(2)(5) 794 Davis Street San Leandro, CA 94577-6900	Trustee	From 12/1989 to 8/1997 and from 3/1999 to present Term: Continuous	Professor of Law and Professor of Economics, University of California, Berkeley	Eighteen	Atlas Insurance Trust

David J. Teece, 57(2) 794 Davis Street San Leandro, CA 94577-6900	Trustee	Since 12/1989 Term: Continuous	Professor, Haas School of Business and Director, Institute of Management, Innovation and Organization, University of California, Berkeley	Eighteen	Atlas Insurance Trust, LECG Corp.: a professional services firm

Trustees and Officers (continued)  (unaudited)

Principal Officers who are Not Trustees

Name, Address, and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
W. Lawrence Key, 52 794 Davis Street San Leandro, CA 94577-6900	President and Chief Operating Officer	Since 8/2004 Term of Offices: Continuous	August 2004 to present - President and Chief Operating Officer of the Trust, Atlas Insurance Trust, the Distributor and the Adviser; January 2004 to present - Group Senior Vice President of World Savings; December 2003 to present - Director of the Distributor and the Adviser; September 2001 to December 2003 - Group Senior Vice President and Chief Operating Officer of the Trust, Atlas Insurance Trust, the Distributor and the Adviser; May 2000 to August 2001 - Group Senior Vice President and National Sales Manager of the Distributor; August 1993 to April 2000 - Senior Vice President and National Sales Manager of the Distributor

Lezlie A. Iannone, 48 794 Davis Street San Leandro, CA 94577-6900	Group Senior Vice President and Secretary	Since 10/2004 Term of Offices: Continuous	July 2005 to present - Group Senior Vice President and Secretary of the Trust, Atlas Insurance Trust, the Distributor and the Adviser; October 2004 to June 2005 - Senior Vice President and Secretary of the Trust, Atlas Insurance Trust, the Distributor and the Adviser; May 2000 to present - Senior Vice President of the Distributor; April 1997 to April 2000 - Vice President of the Distributor

Gene A. Johnson, 53 794 Davis Street San Leandro, CA 94577-6900	Vice President and Treasurer	Since 1/2000 Term of Offices: Continuous	January 2000 to present - Vice President of the Trust, Atlas Insurance Trust and the Adviser; July 1998 to present - Treasurer of the Trust and Atlas Insurance Trust

Jeanette Smith, 45 794 Davis Street San Leandro, CA 94577-6900	First Vice President and Chief Compliance Officer	Since 11/2004 Since 8/2004 Term of Offices: Continuous	November 2004 to present - First Vice President of the Trust and Atlas Insurance Trust; October 2004 to present - First Vice President and Chief Compliance Officer of the Adviser; August 2004 to present - Chief Compliance Officer of the Trust and Atlas Insurance Trust; June 2003 to January 2005 - First Vice President of the Distributor; February 1997 to May 2003 - Vice President of the Distributor

(1) Trustee who is an "interested person" of the Trust due to his or her affiliation with the Adviser.

(2) Member of the Contracts Committee and Audit Committee.

(3) In her capacity as a Partner of Hood & Strong, Ms. Bond prepares tax returns for Mr. Kettell and Mrs. Sandler and her husband, and a private foundation which the Sandlers have established. Fees for such work are paid to Hood & Strong and are not material.

(4) Includes the portfolios of Atlas Funds (17) and Atlas Insurance Trust (1).

(5) Member of the Nominating Committee.

S&P 500 Index Master Portfolio
Schedule of Investments  December 31, 2005

Security	Shares	Value
Common Stocks - 99.13%
Advertising - 0.17%
Interpublic Group of Companies Inc. (1)(2)	90,464	$872,978
Omnicom Group Inc. (2)	38,342	3,264,054
		4,137,032
Aerospace & Defense - 1.94%
Boeing Co. (The)	171,213	12,026,000
General Dynamics Corp.	42,588	4,857,161
Goodrich (B.F.) Co.	25,866	1,063,093
L-3 Communications Holdings Inc. (2)	25,357	1,885,293
Lockheed Martin Corp.	75,953	4,832,889
Northrop Grumman Corp. (2)	75,252	4,523,398
Raytheon Co.	94,956	3,812,483
Rockwell Collins Inc.	36,857	1,712,745
United Technologies Corp.	216,045	12,079,076
		46,792,138
Agriculture - 1.82%
Altria Group Inc.	441,116	32,960,188
Archer-Daniels-Midland Co.	138,104	3,405,645
Monsanto Co.	56,792	4,403,084
Reynolds American Inc.	18,240	1,738,819
UST Inc. (2)	34,548	1,410,595
		43,918,331
Airlines - 0.10%
Southwest Airlines Co.	147,896	2,429,931
		2,429,931
Apparel - 0.39%
Coach Inc. (1)	80,321	2,677,902
Jones Apparel Group Inc.	25,021	768,645
Liz Claiborne Inc. (2)	22,513	806,416
Nike Inc. Class B	40,410	3,507,184
Reebok International Ltd.	11,367	661,900
VF Corp.	19,056	1,054,559
		9,476,606
Auto Manufacturers - 0.34%
Ford Motor Co. (2)	392,715	3,031,760
General Motors Corp. (2)	119,501	2,320,709
Navistar International Corp. (1)(2)	13,503	386,456
PACCAR Inc.	36,030	2,494,357
		8,233,282
Auto Parts & Equipment - 0.17%
Cooper Tire & Rubber Co. (2)	13,285	203,526
Dana Corp. (2)	31,195	223,980
Goodyear Tire & Rubber Co. (The) (1)	36,965	642,452
Johnson Controls Inc. (2)	40,789	2,973,926
		4,043,884
Banks - 6.26%
AmSouth Bancorp (2)	73,737	1,932,647
Bank of America Corp.	850,776	39,263,312
Bank of New York Co. Inc. (The)	163,568	5,209,641
BB&T Corp. (2)	115,183	4,827,320
Comerica Inc.	35,206	1,998,293
Compass Bancshares Inc.	26,244	1,267,323
Fifth Third Bancorp	117,382	4,427,649
First Horizon National Corp.	26,516	1,019,275

Security	Shares	Value
Banks (continued)
Huntington Bancshares Inc.	48,471	$1,151,186
KeyCorp	86,202	2,838,632
M&T Bank Corp.	17,014	1,855,377
Marshall & Ilsley Corp.	44,151	1,900,259
Mellon Financial Corp.	88,384	3,027,152
National City Corp. (2)	117,128	3,931,987
North Fork Bancorp Inc. (2)	100,740	2,756,246
Northern Trust Corp.	39,527	2,048,289
PNC Financial Services Group	61,807	3,821,527
Regions Financial Corp.	96,998	3,313,452
State Street Corp.	69,682	3,863,170
SunTrust Banks Inc.	76,478	5,564,539
Synovus Financial Corp.	65,920	1,780,499
U.S. Bancorp	385,244	11,514,943
Wachovia Corp.	329,375	17,410,763
Wells Fargo & Co.	354,505	22,273,549
Zions Bancorporation	22,022	1,663,982
		150,661,012
Beverages - 2.11%
Anheuser-Busch Companies Inc.	164,327	7,059,488
Brown-Forman Corp. Class B (2)	17,770	1,231,816
Coca-Cola Co. (The)	438,666	17,682,626
Coca-Cola Enterprises Inc.	64,799	1,242,197
Constellation Brands Inc. (1)	41,404	1,086,027
Molson Coors Brewing Co. Class B	12,145	813,594
Pepsi Bottling Group Inc.	29,465	842,994
PepsiCo Inc.	351,755	20,781,685
		50,740,427
Biotechnology - 1.30%
Amgen Inc. (1)	261,435	20,616,764
Biogen Idec Inc. (1)	71,755	3,252,654
Chiron Corp. (1)	23,446	1,042,409
Genzyme Corp. (1)	54,613	3,865,508
MedImmune Inc. (1)	51,935	1,818,764
Millipore Corp. (1)	10,926	721,553
		31,317,652
Building Materials - 0.24%
American Standard Companies Inc.	38,585	1,541,471
Masco Corp.	90,195	2,722,987
Vulcan Materials Co.	21,506	1,457,031
		5,721,489
Chemicals - 1.41%
Air Products & Chemicals Inc. (2)	47,193	2,793,354
Ashland Inc.	15,416	892,586
Dow Chemical Co. (The) (2)	204,332	8,953,828
Du Pont (E.I.) de Nemours and Co.	194,632	8,271,860
Eastman Chemical Co.	17,126	883,530
Ecolab Inc.	39,397	1,428,929
Engelhard Corp. (2)	25,165	758,725
Hercules Inc. (1)	23,272	262,974
International Flavors & Fragrances Inc.	17,485	585,747
PPG Industries Inc. (2)	35,603	2,061,414
Praxair Inc.	68,157	3,609,595
Rohm & Haas Co.	30,762	1,489,496
Sherwin-Williams Co. (The) (2)	24,062	1,092,896
Sigma-Aldrich Corp. (2)	14,283	903,971
		33,988,905

S&P 500 Index Master Portfolio
Schedule of Investments  December 31, 2005

(continued)

Security	Principal	Value
Commercial Services - 0.87%
Apollo Group Inc. Class A (1)	31,013	$1,875,046
Block (H & R) Inc.	69,124	1,696,994
Cendant Corp.	217,772	3,756,567
Convergys Corp. (1)(2)	29,374	465,578
Donnelley (R.R.) & Sons Co.	45,836	1,568,050
Equifax Inc.	27,323	1,038,820
McKesson Corp. (2)	65,053	3,356,084
Moody's Corp. (2)	52,772	3,241,256
Paychex Inc.	70,944	2,704,385
Robert Half International Inc. (2)	35,903	1,360,365
		21,063,145
Computers - 3.90%
Affiliated Computer Services Inc. Class A (1)	26,401	1,562,411
Apple Computer Inc. (1)	178,467	12,829,993
Computer Sciences Corp. (1)	39,056	1,977,796
Dell Inc. (1)	499,035	14,966,060
Electronic Data Systems Corp.	110,202	2,649,256
EMC Corp. (1)	507,428	6,911,169
Gateway Inc. (1)(2)	60,571	152,033
Hewlett-Packard Co.	606,794	17,372,512
International Business Machines Corp.	334,814	27,521,711
Lexmark International Inc. (1)	24,844	1,113,757
NCR Corp. (1)	39,034	1,324,814
Network Appliance Inc. (1)	78,602	2,122,254
Sun Microsystems Inc. (1)	721,784	3,024,275
Unisys Corp. (1)	71,074	414,361
		93,942,402
Cosmetics & Personal Care - 2.10%
Alberto-Culver Co.	16,259	743,849
Avon Products Inc.	97,541	2,784,796
Colgate-Palmolive Co.	109,639	6,013,699
Procter & Gamble Co.	710,376	41,116,563
		50,658,907
Distribution & Wholesale - 0.12%
Genuine Parts Co.	36,608	1,607,823
Grainger (W.W.) Inc.	16,278	1,157,366
		2,765,189
Diversified Financial Services - 8.33%
American Express Co.	262,951	13,531,458
Ameriprise Financial Inc.	52,348	2,146,268
Bear Stearns Companies Inc. (The)	23,944	2,766,250
Capital One Financial Corp.	63,376	5,475,686
CIT Group Inc.	42,563	2,203,912
Citigroup Inc.	1,072,143	52,031,100
Countrywide Financial Corp.	126,331	4,319,257
E*TRADE Financial Corp. (1)(2)	86,325	1,800,739
Federal Home Loan Mortgage Corp.	146,300	9,560,705
Federal National Mortgage Association	204,931	10,002,682
Federated Investors Inc. Class B	18,262	676,424
Franklin Resources Inc.	31,579	2,968,742
Goldman Sachs Group Inc. (The)	95,609	12,210,225
Janus Capital Group Inc. (2)	46,341	863,333
JP Morgan Chase & Co.	741,202	29,418,307
Lehman Brothers Holdings Inc.	56,858	7,287,490
MBNA Corp.	265,666	7,212,832

(continued)

Security	Principal	Value
Diversified Financial Services (continued)
Merrill Lynch & Co. Inc.	194,885	$13,199,561
Morgan Stanley	228,602	12,970,877
Rowe (T.) Price Group Inc.	27,595	1,987,668
Schwab (Charles) Corp. (The)	219,355	3,217,938
SLM Corp.	88,290	4,863,896
		200,715,350
Electric - 3.08%
AES Corp. (The) (1)(2)	137,955	2,183,828
Allegheny Energy Inc. (1)	34,279	1,084,930
Ameren Corp. (2)	43,145	2,210,750
American Electric Power Co. Inc. (2)	83,225	3,086,815
CenterPoint Energy Inc.	65,171	837,447
Cinergy Corp.	42,087	1,787,014
CMS Energy Corp. (1)	46,135	669,419
Consolidated Edison Inc. (2)	51,748	2,397,485
Constellation Energy Group Inc.	37,700	2,171,520
Dominion Resources Inc. (2)	73,493	5,673,660
DTE Energy Co. (2)	37,516	1,620,316
Duke Energy Corp. (2)	196,273	5,387,694
Edison International	68,880	3,003,857
Entergy Corp.	43,954	3,017,442
Exelon Corp.	141,393	7,513,624
FirstEnergy Corp.	69,740	3,416,563
FPL Group Inc.	83,496	3,470,094
PG&E Corp. (2)	72,506	2,691,423
Pinnacle West Capital Corp. (2)	20,809	860,452
PPL Corp.	80,307	2,361,026
Progress Energy Inc. (2)	53,163	2,334,919
Public Service Enterprise Group Inc.	53,009	3,443,995
Southern Co. (The) (2)	157,428	5,435,989
TECO Energy Inc. (2)	43,692	750,629
TXU Corp.	102,168	5,127,812
Xcel Energy Inc. (2)	84,985	1,568,823
		74,107,526
Electrical Components & Equipment - 0.34%
American Power Conversion Corp.	36,937	812,614
Emerson Electric Co.	87,085	6,505,249
Molex Inc. (2)	30,864	800,921
		8,118,784
Electronics - 0.49%
Agilent Technologies Inc. (1)	86,903	2,893,001
Applera Corp. - Applied Biosystems Group	40,262	1,069,359
Fisher Scientific International Inc. (1)	25,871	1,600,380
Jabil Circuit Inc. (1)	37,083	1,375,408
PerkinElmer Inc.	27,412	645,827
Sanmina-SCI Corp. (1)	109,718	467,399
Solectron Corp. (1)	196,887	720,606
Symbol Technologies Inc.	52,579	674,063
Tektronix Inc.	18,107	510,798
Thermo Electron Corp. (1)	34,130	1,028,337
Waters Corp. (1)	23,757	898,015
		11,883,193
Engineering & Construction - 0.06%
Fluor Corp.	18,302	1,414,013
		1,414,013

The accompanying notes are an integral part of these financial statements.

(continued)

Security	Principal	Value
Entertainment - 0.09%
International Game Technology Inc. (2)	71,766	$2,208,957
		2,208,957
Environmental Control - 0.17%
Allied Waste Industries Inc. (1)(2)	47,565	415,718
Waste Management Inc.	117,317	3,560,571
		3,976,289
Food - 1.47%
Albertson's Inc.	77,836	1,661,799
Campbell Soup Co.	39,798	1,184,786
ConAgra Foods Inc.	109,595	2,222,587
General Mills Inc.	75,518	3,724,548
Heinz (H.J.) Co.	71,259	2,402,853
Hershey Co. (The) (2)	38,580	2,131,545
Kellogg Co.	54,567	2,358,386
Kroger Co. (1)	153,213	2,892,661
McCormick & Co. Inc. NVS (2)	28,126	869,656
Safeway Inc. (2)	94,901	2,245,358
Sara Lee Corp.	161,598	3,054,202
SUPERVALU Inc.	28,633	930,000
Sysco Corp.	131,802	4,092,452
Tyson Foods Inc. Class A (2)	52,902	904,624
Whole Foods Market Inc.	29,146	2,255,609
Wrigley (William Jr.) Co. (2)	38,191	2,539,320
		35,470,386
Forest Products & Paper - 0.46%
International Paper Co. (2)	103,715	3,485,861
Louisiana-Pacific Corp. (2)	22,787	625,959
MeadWestvaco Corp.	38,657	1,083,556
Plum Creek Timber Co. Inc.	38,807	1,398,992
Temple-Inland Inc.	23,700	1,062,945
Weyerhaeuser Co. (2)	51,607	3,423,608
		11,080,921
Gas - 0.23%
KeySpan Corp.	36,737	1,311,144
Nicor Inc. (2)	9,189	361,220
NiSource Inc. (2)	57,433	1,198,052
Peoples Energy Corp. (2)	7,893	276,808
Sempra Energy	54,318	2,435,619
		5,582,843
Hand & Machine Tools - 0.11%
Black & Decker Corp.	16,757	1,457,189
Snap-On Inc. (2)	12,087	453,988
Stanley Works (The)	15,628	750,769
		2,661,946
Health Care - Products - 3.48%
Bard (C.R.) Inc.	22,135	1,459,139
Bausch & Lomb Inc.	11,305	767,609
Baxter International Inc.	131,948	4,967,842
Becton, Dickinson & Co.	53,281	3,201,122
Biomet Inc.	52,586	1,923,070
Boston Scientific Corp. (1)	125,496	3,073,397
Guidant Corp.	70,194	4,545,061
Johnson & Johnson	630,210	37,875,621
Medtronic Inc.	256,163	14,747,304
Patterson Companies Inc. (1)	29,090	971,606

(continued)

Security	Principal	Value
Health Care - Products (continued)
St. Jude Medical Inc. (1)	77,531	$3,892,056
Stryker Corp.	61,762	2,744,086
Zimmer Holdings Inc. (1)	52,395	3,533,519
		83,701,432
Health Care - Services - 2.04%
Aetna Inc.	60,725	5,726,975
Coventry Health Care Inc. (1)(2)	34,298	1,953,614
HCA Inc.	89,683	4,528,991
Health Management Associates Inc. Class A	52,067	1,143,391
Humana Inc. (1)	34,343	1,865,855
Laboratory Corp. of America Holdings (1)	28,381	1,528,317
Manor Care Inc. (2)	16,582	659,466
Quest Diagnostics Inc.	35,342	1,819,406
Tenet Healthcare Corp. (1)(2)	98,616	755,399
UnitedHealth Group Inc.	288,821	17,947,337
WellPoint Inc. (1)	139,789	11,153,764
		49,082,515
Home Builders - 0.36%
Centex Corp. (2)	27,000	1,930,230
Horton (D.R.) Inc.	57,488	2,054,046
KB Home	16,670	1,211,242
Lennar Corp. Class A	28,984	1,768,604
Pulte Homes Inc. (2)	45,738	1,800,248
		8,764,370
Home Furnishings - 0.06%
Maytag Corp.	16,562	311,697
Whirlpool Corp. (2)	14,211	1,190,313
		1,502,010
Household Products & Wares - 0.47%
Avery Dennison Corp. (2)	23,279	1,286,630
Clorox Co. (The)	31,964	1,818,432
Fortune Brands Inc.	30,865	2,408,087
Kimberly-Clark Corp.	99,194	5,916,922
		11,430,071
Housewares - 0.06%
Newell Rubbermaid Inc.	58,078	1,381,095
		1,381,095
Insurance - 5.15%
ACE Ltd.	68,165	3,642,738
AFLAC Inc.	105,869	4,914,439
Allstate Corp. (The)	137,654	7,442,952
Ambac Financial Group Inc. (2)	22,443	1,729,458
American International Group Inc.	549,850	37,516,266
AON Corp.	67,609	2,430,544
Chubb Corp.	42,284	4,129,033
CIGNA Corp.	26,757	2,988,757
Cincinnati Financial Corp.	36,861	1,646,949
Genworth Financial Inc. Class A	79,594	2,752,361
Hartford Financial Services Group Inc.	63,563	5,459,426
Jefferson-Pilot Corp.	28,328	1,612,713
Lincoln National Corp. (2)	36,569	1,939,254
Loews Corp.	28,847	2,736,138
Marsh & McLennan Companies Inc.	115,189	3,658,403

S&P 500 Index Master Portfolio
Schedule of Investments  December 31, 2005

(continued)

Security	Principal	Value
Insurance (continued)
MBIA Inc. (2)	28,288	$1,701,806
MetLife Inc.	160,309	7,855,141
MGIC Investment Corp. (2)	19,410	1,277,566
Principal Financial Group Inc. (2)	59,512	2,822,654
Progressive Corp. (The)	41,735	4,873,813
Prudential Financial Inc.	107,158	7,842,894
SAFECO Corp.	26,385	1,490,752
St. Paul Travelers Companies Inc.	146,558	6,546,746
Torchmark Corp. (2)	21,911	1,218,252
UNUMProvident Corp. (2)	62,820	1,429,155
XL Capital Ltd. Class A (2)	36,839	2,482,212
		124,140,422
Internet - 1.21%
Amazon.com Inc. (1)	64,841	3,057,253
eBay Inc. (1)	241,998	10,466,413
Monster Worldwide Inc. (1)(2)	25,908	1,057,565
Symantec Corp. (1)	228,741	4,002,967
Yahoo! Inc. (1)	267,363	10,475,282
		29,059,480
Iron & Steel - 0.17%
Allegheny Technologies Inc.	18,373	662,898
Nucor Corp.	33,157	2,212,235
United States Steel Corp. (2)	23,984	1,152,911
		4,028,044
Leisure Time - 0.39%
Brunswick Corp.	20,402	829,545
Carnival Corp.	91,666	4,901,381
Harley-Davidson Inc. (2)	58,359	3,004,905
Sabre Holdings Corp.	27,509	663,242
		9,399,073
Lodging - 0.41%
Harrah's Entertainment Inc.	38,833	2,768,405
Hilton Hotels Corp.	70,038	1,688,616
Marriott International Inc. Class A	35,057	2,347,767
Starwood Hotels & Resorts Worldwide Inc. (2)	46,341	2,959,336
		9,764,124
Machinery - 0.62%
Caterpillar Inc. (2)	144,001	8,318,938
Cummins Inc. (2)	9,840	882,943
Deere & Co.	51,108	3,480,966
Rockwell Automation Inc.	38,157	2,257,368
		14,940,215
Manufacturing - 5.54%
Cooper Industries Ltd.	19,465	1,420,945
Danaher Corp. (2)	50,476	2,815,551
Dover Corp.	42,770	1,731,757
Eastman Kodak Co. (2)	60,560	1,417,104
Eaton Corp.	31,247	2,096,361
General Electric Co.	2,238,563	78,461,633
Honeywell International Inc.	178,888	6,663,578
Illinois Tool Works Inc.	43,520	3,829,325
Ingersoll-Rand Co. Class A	70,397	2,841,927
ITT Industries Inc. (2)	19,515	2,006,532
Leggett & Platt Inc. (2)	39,481	906,484

(continued)

Security	Principal	Value
Manufacturing (continued)
Pall Corp.	26,133	$701,932
Parker Hannifin Corp.	25,272	1,666,941
Textron Inc.	28,149	2,166,910
3M Co.	161,171	12,490,752
Tyco International Ltd. (2)	426,863	12,319,266
		133,536,998
Media - 3.12%
Clear Channel Communications Inc. (2)	114,336	3,595,867
Comcast Corp. Class A (1)	460,555	11,956,008
Dow Jones & Co. Inc.	12,839	455,656
Gannett Co. Inc.	51,026	3,090,645
Knight Ridder Inc. (2)	14,592	923,674
McGraw-Hill Companies Inc. (The)	79,298	4,094,156
Meredith Corp.	9,114	477,027
New York Times Co. Class A (2)	30,489	806,434
News Corp. Class A	516,336	8,029,025
Scripps (E.W.) Co. Class A	18,018	865,224
Time Warner Inc.	988,595	17,241,097
Tribune Co.	55,864	1,690,445
Univision Communications Inc. Class A (1)	47,767	1,403,872
Viacom Inc. Class B	327,796	10,686,150
Walt Disney Co. (The)	408,061	9,781,222
		75,096,502
Mining - 0.65%
Alcoa Inc.	184,130	5,444,724
Freeport-McMoRan Copper & Gold Inc.	38,861	2,090,722
Newmont Mining Corp. (2)	94,521	5,047,421
Phelps Dodge Corp.	21,464	3,088,026
		15,670,893
Office & Business Equipment - 0.21%
Pitney Bowes Inc. (2)	48,165	2,034,971
Xerox Corp. (1)(2)	203,014	2,974,155
		5,009,126
Oil & Gas - 7.67%
Amerada Hess Corp.	17,026	2,159,237
Anadarko Petroleum Corp.	50,187	4,755,218
Apache Corp.	69,673	4,773,994
Burlington Resources Inc.	80,239	6,916,602
Chevron Corp.	475,547	26,996,803
ConocoPhillips	293,875	17,097,647
Devon Energy Corp.	94,317	5,898,585
EOG Resources Inc.	51,098	3,749,060
Exxon Mobil Corp.	1,318,606	74,066,099
Kerr-McGee Corp. (2)	24,501	2,226,161
Marathon Oil Corp. (2)	77,538	4,727,492
Murphy Oil Corp. (2)	34,858	1,881,983
Nabors Industries Ltd. (1)	33,390	2,529,293
Noble Corp.	28,914	2,039,594
Occidental Petroleum Corp.	85,091	6,797,069
Rowan Companies Inc.	22,973	818,758
Sunoco Inc.	28,750	2,253,425
Transocean Inc. (1)(2)	69,835	4,866,801
Valero Energy Corp.	130,310	6,723,996
XTO Energy Inc. (2)	76,802	3,374,680
		184,652,497

The accompanying notes are an integral part of these financial statements.

(continued)

Security	Principal	Value
Oil & Gas Services - 1.28%
Baker Hughes Inc.	72,316	$4,395,366
BJ Services Co.	68,117	2,497,850
Halliburton Co.	108,553	6,725,944
National Oilwell Varco Inc. (1)	36,821	2,308,677
Schlumberger Ltd. (2)	124,747	12,119,171
Weatherford International Ltd. (1)(2)	73,466	2,659,469
		30,706,477
Packaging & Containers - 0.13%
Ball Corp.	22,349	887,702
Bemis Co. Inc.	22,374	623,563
Pactiv Corp. (1)	30,929	680,438
Sealed Air Corp. (1)	17,361	975,167
		3,166,870
Pharmaceuticals - 5.86%
Abbott Laboratories	328,494	12,952,518
Allergan Inc.	27,819	3,003,339
AmerisourceBergen Corp.	44,006	1,821,848
Bristol-Myers Squibb Co. (2)	414,223	9,518,845
Cardinal Health Inc.	90,628	6,230,675
Caremark Rx Inc. (1)	95,163	4,928,492
Express Scripts Inc. (1)	30,993	2,597,213
Forest Laboratories Inc. (1)	71,598	2,912,607
Gilead Sciences Inc. (1)	96,887	5,099,163
Hospira Inc. (1)	33,918	1,451,012
King Pharmaceuticals Inc. (1)	50,799	859,519
Lilly (Eli) & Co.	240,701	13,621,270
Medco Health Solutions Inc. (1)	65,040	3,629,232
Merck & Co. Inc.	463,093	14,730,988
Mylan Laboratories Inc.	45,974	917,641
Pfizer Inc.	1,561,541	36,415,136
Schering-Plough Corp.	312,777	6,521,400
Watson Pharmaceuticals Inc. (1)	21,838	709,953
Wyeth	284,239	13,094,891
		141,015,742
Pipelines - 0.28%
Dynegy Inc. Class A (1)(2)	65,377	316,425
El Paso Corp.	139,119	1,691,687
Kinder Morgan Inc.	22,221	2,043,221
Williams Companies Inc.	121,120	2,806,350
		6,857,683
Real Estate Investment Trusts - 0.68%
Apartment Investment & Management Co. Class A	20,092	760,884
Archstone-Smith Trust (2)	44,750	1,874,578
Equity Office Properties Trust	86,470	2,622,635
Equity Residential (2)	60,881	2,381,665
ProLogis	51,852	2,422,525
Public Storage Inc.	17,690	1,197,967
Simon Property Group Inc.	39,415	3,020,371
Vornado Realty Trust (2)	24,931	2,080,991
		16,361,616
Retail - 5.90%
AutoNation Inc. (1)	38,912	845,558
AutoZone Inc. (1)	11,826	1,085,036
Bed Bath & Beyond Inc. (1)	62,729	2,267,653

(continued)

Security	Principal	Value
Retail (continued)
Best Buy Co. Inc.	86,442	$3,758,498
Big Lots Inc. (1)(2)	23,994	288,168
Circuit City Stores Inc.	33,746	762,322
Costco Wholesale Corp. (2)	100,275	4,960,604
CVS Corp. (2)	172,266	4,551,268
Darden Restaurants Inc. (2)	28,097	1,092,411
Dillard's Inc. Class A (2)	13,546	336,212
Dollar General Corp.	67,445	1,286,176
Family Dollar Stores Inc. (2)	33,427	828,655
Federated Department Stores Inc.	57,569	3,818,552
Gap Inc. (The)	122,270	2,156,843
Home Depot Inc.	450,380	18,231,382
Kohl's Corp. (1)	72,892	3,542,551
Limited Brands Inc. (2)	74,303	1,660,672
Lowe's Companies Inc. (2)	165,570	11,036,896
McDonald's Corp.	266,465	8,985,200
Nordstrom Inc. (2)	46,647	1,744,598
Office Depot Inc. (1)(2)	65,852	2,067,753
OfficeMax Inc.	14,754	374,161
Penney (J.C.) Co. Inc.	49,429	2,748,252
RadioShack Corp.	28,224	593,551
Sears Holdings Corp. (1)	21,245	2,454,435
Staples Inc.	154,808	3,515,690
Starbucks Corp. (1)	162,598	4,879,566
Target Corp.	186,504	10,252,125
Tiffany & Co.	29,961	1,147,207
TJX Companies Inc. (2)	98,064	2,278,027
Walgreen Co.	214,699	9,502,578
Wal-Mart Stores Inc.	529,153	24,764,360
Wendy's International Inc.	24,500	1,353,870
Yum! Brands Inc.	60,074	2,816,269
		141,987,099
Savings & Loans - 0.60%
Golden West Financial Corp. (2)	54,176	3,575,616
Sovereign Bancorp Inc.	76,079	1,644,828
Washington Mutual Inc.	209,339	9,106,247
		14,326,691
Semiconductors - 3.22%
Advanced Micro Devices Inc. (1)	85,355	2,611,863
Altera Corp. (1)	77,420	1,434,593
Analog Devices Inc. (2)	78,042	2,799,367
Applied Materials Inc.	343,397	6,160,542
Applied Micro Circuits Corp. (1)	65,253	167,700
Broadcom Corp. Class A (1)(2)	61,130	2,882,280
Freescale Semiconductor Inc. Class B (1)	86,687	2,181,912
Intel Corp.	1,277,883	31,895,960
KLA-Tencor Corp. (2)	41,691	2,056,617
Linear Technology Corp.	64,593	2,329,870
LSI Logic Corp. (1)	82,159	657,272
Maxim Integrated Products Inc.	69,271	2,510,381
Micron Technology Inc. (1)	130,412	1,735,784
National Semiconductor Corp. (2)	72,560	1,885,109
Novellus Systems Inc. (1)	28,748	693,402
NVIDIA Corp. (1)	36,076	1,318,939
PMC-Sierra Inc. (1)	37,852	291,839
QLogic Corp. (1)	16,984	552,150
Teradyne Inc. (1)	41,257	601,114

S&P 500 Index Master Portfolio
Schedule of Investments  December 31, 2005

(continued)

Security	Shares	Value
Semiconductors (continued)
Texas Instruments Inc.	343,162	$11,005,205
Xilinx Inc.	73,585	1,855,078
		77,626,977
Software - 4.00%
Adobe Systems Inc.	127,179	4,700,536
Autodesk Inc.	48,737	2,093,254
Automatic Data Processing Inc.	122,296	5,612,163
BMC Software Inc. (1)	45,946	941,434
Citrix Systems Inc. (1)	37,101	1,067,767
Computer Associates International Inc. (2)	97,640	2,752,472
Compuware Corp. (1)	81,304	729,297
Electronic Arts Inc. (1)	63,913	3,343,289
First Data Corp.	162,166	6,974,760
Fiserv Inc. (1)	39,373	1,703,670
IMS Health Inc.	48,807	1,216,270
Intuit Inc. (1)	37,712	2,010,050
Mercury Interactive Corp. (1)(2)	18,123	503,638
Microsoft Corp.	1,940,090	50,733,354
Novell Inc. (1)	80,109	707,362
Oracle Corp. (1)	797,508	9,737,573
Parametric Technology Corp. (1)	56,621	345,388
Siebel Systems Inc. (2)	111,425	1,178,877
		96,351,154
Telecommunications - 5.66%
ADC Telecommunications Inc. (1)	24,377	544,582
Alltel Corp.	81,022	5,112,488
Andrew Corp. (1)	33,783	362,492
AT&T Inc.	828,177	20,282,055
Avaya Inc. (1)	89,879	959,009
BellSouth Corp.	387,190	10,492,849
CenturyTel Inc. (2)	27,546	913,425
CIENA Corp. (1)	119,960	356,281
Cisco Systems Inc. (1)	1,302,172	22,293,185
Citizens Communications Co.	71,691	876,781
Comverse Technology Inc. (1)	42,545	1,131,272
Corning Inc. (1)(2)	322,561	6,341,549
JDS Uniphase Corp. (1)	347,446	819,973
Lucent Technologies Inc. (1)(2)	939,177	2,498,211
Motorola Inc.	527,436	11,914,779
QUALCOMM Inc.	348,216	15,001,145
Qwest Communications International Inc. (1)	327,938	1,852,850
Scientific-Atlanta Inc.	32,372	1,394,262
Sprint Nextel Corp.	625,708	14,616,539
Tellabs Inc. (1)	94,365	1,028,579
Verizon Communications Inc.	585,610	17,638,573
		136,430,879
Textiles - 0.05%
Cintas Corp.	29,466	1,213,410
		1,213,410
Toys, Games & Hobbies - 0.09%
Hasbro Inc.	37,518	757,113
Mattel Inc. (2)	85,357	1,350,348
		2,107,461

(continued)

Security	Shares	Value
Transportation - 1.70%
Burlington Northern Santa Fe Corp.	79,014	$5,595,771
CSX Corp.	45,883	2,329,480
FedEx Corp.	64,136	6,631,021
Norfolk Southern Corp.	85,949	3,853,094
Ryder System Inc.	13,427	550,776
Union Pacific Corp.	56,042	4,511,941
United Parcel Service Inc. Class B	233,726	17,564,508
		41,036,591
Total Common Stocks (Cost: $2,335,276,700)		2,387,458,057
Short-Term Investments - 8.41%
Certificates of Deposit (3) - 0.36%
Banco Bilbao Vizcaya Argentaria SA 3.83%, 01/25/06	$482,541	482,543
Credit Suisse First Boston NY 4.03%, 01/04/06	482,541	482,541
First Tennessee Bank 4.18%, 01/26/06	149,588	149,580
Fortis Bank NY 3.83% - 3.84%, 01/25/06	1,447,622	1,447,623
Toronto-Dominion Bank 3.94%, 07/10/06	482,541	482,541
Wells Fargo Bank N.A. 4.26% - 4.78%, 01/09/06 - 12/05/06	4,149,850	4,149,842
Wilmington Trust Corp. 4.24% - 4.30%, 01/27/06 - 01/31/06	1,447,622	1,447,630
		8,642,300
Commercial Paper (3) - 1.76%
Amstel Funding Corp. 3.91% - 4.40%, 01/04/06 - 05/08/06	2,943,498	2,929,026
Bryant Park Funding LLC 3.92%, 02/22/06	246,260	244,919
CAFCO LLC 4.19% - 4.23%, 01/27/06 - 02/06/06	2,074,925	2,067,649
CC USA Inc. 4.23%, 04/21/06	289,524	285,850
Charta LLC 4.25%, 01/26/06	723,811	721,846
Chesham Finance LLC 4.22% - 4.30%, 01/03/06 - 01/30/06	2,946,635	2,943,123
CRC Funding LLC 4.19% - 4.25%, 01/27/06 - 02/06/06	3,551,499	3,539,698
Dorada Finance Inc. 3.76%, 01/26/06	96,508	96,276
Ebury Finance Ltd. 4.30%, 01/30/06	1,351,114	1,346,757
Edison Asset Securitization LLC 4.37%, 05/08/06	482,541	475,219
Ford Credit Auto Receivables 4.22% - 4.23%, 01/17/06	801,018	799,702
Ford Credit Floorplan Motown 4.05%, 01/06/06	1,930,163	1,929,511
Galaxy Funding Inc. 4.23%, 04/18/06	276,978	273,561
Gemini Securitization Corp. 4.25%, 01/30/06	482,541	481,003

The accompanying notes are an integral part of these financial statements.

(continued)

Security	Principal	Value
Commercial Paper (continued)
Georgetown Funding Co. LLC 4.23% - 4.28%, 01/05/06 - 01/19/06	$4,723,967	$4,720,544
Giro Funding US Corp. 4.23% - 4.24%, 01/09/06 - 01/13/06	820,319	819,627
Grampian Funding LLC 3.84% - 4.41%, 01/31/06 - 05/15/06	1,447,622	1,436,937
HSBC PLC 3.88%, 02/03/06	289,524	288,557
Jupiter Securitization Corp. 4.23%, 01/24/06	337,778	336,945
Liberty Street Funding Corp. 4.23%, 01/04/06	386,033	385,987
Lockhart Funding LLC 4.01% - 4.30%, 01/04/06 - 01/23/06	1,196,701	1,195,231
Mortgage Interest Networking Trust 4.28% - 4.34%, 01/17/06 - 01/25/06	1,013,335	1,011,173
Nordea North America Inc. 4.16%, 04/04/06	1,013,335	1,002,680
Prudential Funding LLC 4.27%, 01/17/06	1,930,163	1,926,958
Santander Central Hispano Finance Inc. 3.91%, 02/17/06	965,081	960,365
Sedna Finance Inc. 3.92%, 02/21/06	241,270	239,983
Sigma Finance Inc. 4.16%, 04/06/06	579,049	572,826
Solitaire Funding, Ltd. 4.24%, 01/23/06	2,367,634	2,362,057
Thames Asset Global Securitization No. 1 Inc. 4.23%, 01/04/06	258,816	258,785
Three Pillars Funding Corp. 4.03% - 4.27%, 01/03/06 - 01/17/06	3,075,927	3,075,196
Thunder Bay Funding Inc. 4.22%, 01/13/06	96,508	96,395
Ticonderoga Funding LLC 4.27%, 01/05/06	241,270	241,213
Tulip Funding Corp. 4.25% - 4.28%, 01/03/06 - 01/31/06	3,396,720	3,388,212
		42,453,811
Loan Participations (3) - 0.02%
Army Air Force Exchange Service 4.24%, 02/01/06	482,541	482,541
		482,541
Medium-Term Notes (3) - 0.14%
Dorada Finance Inc. 3.93%, 07/07/06	299,175	299,160
K2 USA LLC 3.94%, 07/07/06	579,049	579,034
Marshall & Ilsley Bank 5.18%, 12/15/06	965,081	968,230
Toronto-Dominion Bank 3.81%, 06/20/06	1,206,352	1,206,406
US Bank N.A. 2.85%, 11/15/06	193,016	189,941
		3,242,771

(continued)

Security	Principal	Value
Money Market Funds - 0.79%
Barclays Global Investors Funds Institutional Money Market Fund, Institutional Shares, 4.25% (4)(5)	19,124,728	$19,124,728
		19,124,728
Repurchase Agreements (3) - 0.84%
Banc of America Securities LLC Repurchase Agreement, due 1/3/06, with a maturity value of $4,827,750 and an effective yield of 4.37%. (6)	$4,825,407	4,825,407
Credit Suisse First Boston Repurchase Agreement, due 1/3/06, with a maturity value of $386,218 and an effective yield of 4.32%. (6)	386,033	386,033
Lehman Brothers Holdings Inc. Repurchase Agreement, due 1/3/06, with a maturity value of $7,724,374 and an effective yield of 4.34%. (7)	7,720,651	7,720,651
Morgan Stanley Repurchase Agreement, due 1/3/06, with a maturity value of $7,241,592 and an effective yield of 4.33%. (7)	7,238,110	7,238,110
		20,170,201
Time Deposits (3) - 0.32%
UBS AG 4.06%, 01/03/06	5,790,488	5,790,488
Wells Fargo Bank N.A. 4.00%, 01/03/06	1,999,465	1,999,465
		7,789,953
U.S. Treasury Obligations - 0.07%
U.S. Treasury Bill 3.89%, 03/23/06 (8)(9)	1,700,000	1,685,281
		1,685,281
Variable & Floating Rate Notes (3) - 4.11%
Allstate Life Global Funding II 4.36% - 4.43%, 11/09/06 - 01/16/07 (10)	3,392,261	3,393,090
American Express Bank 4.33% - 4.34%, 01/24/06 - 10/25/06	3,715,563	3,715,545
American Express Centurion Bank 4.33% - 4.34%, 06/29/06 - 07/19/06	1,592,384	1,592,385
American Express Credit Corp. 4.39%, 11/06/07	289,524	289,816
ASIF Global Financing 4.34% - 4.55%, 05/30/06 - 08/11/06 (10)	3,136,514	3,137,829
Australia & New Zealand Banking Group Ltd. 4.35%, 01/23/07 (10)	627,303	627,303
Bank of America N.A. 4.31%, 08/10/06	4,825,407	4,825,407
Bank of Ireland 4.34%, 12/20/06 (10)	965,081	965,081
Bank of Nova Scotia 4.22%, 01/03/06	386,033	386,033
Beta Finance Inc. 4.29% - 4.33%, 04/25/06 - 06/09/06 (10)	2,403,053	2,402,959

S&P 500 Index Master Portfolio
Schedule of Investments  December 31, 2005

(continued)

Security	Principal	Value
Variable & Floating Rate Notes (continued)
BMW US Capital LLC 4.34%, 12/15/06 (10)	$965,081	$965,081
CC USA Inc. 4.32% - 4.35%, 03/23/06 - 07/14/06 (10)	2,596,069	2,596,010
Commodore CDO Ltd. 4.56%, 06/13/06 (10)	241,270	241,270
Credit Suisse First Boston NY 4.31%, 05/09/06	965,081	965,081
Credit Suisse New York 4.35%, 07/19/06	2,412,703	2,412,703
DEPFA Bank PLC 4.50%, 12/15/06	965,081	965,081
Descartes Funding Trust (10) 4.37%, 11/15/06	434,287	434,287
Dexia Credit Local 4.33%, 08/30/06	482,541	482,478
Dorada Finance Inc. 4.33% - 4.36%, 03/27/06 - 06/26/06 (10)	1,534,479	1,534,508
Eli Lilly Services Inc. 4.26%, 09/01/06 (10)	965,081	965,081
Fairway Finance Corp. 4.32% - 4.42%, 01/18/06 - 01/20/06	965,081	965,080
Fifth Third Bancorp. 4.35%, 11/22/06 (10)	1,930,163	1,930,163
Five Finance Inc. 4.34% - 4.37%, 02/27/06 - 06/26/06 (10)	675,557	675,557
General Electric Capital Corp. 4.44%, 01/09/07	434,287	434,638
Greenwich Capital Holdings Inc. 4.25% - 4.32%, 02/10/06 - 03/02/06	723,811	723,811
Hartford Life Global Funding Trusts 4.36%, 02/17/07	965,081	965,081
HBOS Treasury Services PLC 4.32% - 4.57%, 01/10/06 - 10/24/06	2,895,244	2,895,243
Holmes Financing PLC 4.33%, 12/15/06 (10)	2,653,974	2,653,974
HSBC Bank USA N.A. 4.27% - 4.39%, 05/04/06 - 08/03/06	820,319	820,509
K2 USA LLC 4.25% - 4.36%, 02/15/06 - 09/11/06 (10)	2,798,736	2,798,627
Leafs LLC 4.37%, 01/20/06 - 02/21/06 (10)	1,011,869	1,011,868
Links Finance LLC 4.32% - 4.40%, 01/20/06 - 03/15/06 (10)	3,281,277	3,281,384
Lothian Mortgages PLC 4.37%, 01/24/06 (10)	482,541	482,541
Marshall & Ilsley Bank 4.35% - 4.47%, 02/20/06 - 12/15/06	1,495,876	1,496,029
Metropolitan Life Global Funding I 4.31% - 4.55%, 08/28/06 - 01/05/07 (10)	2,885,593	2,887,151
Mound Financing PLC 4.30%, 11/08/06 (10)	1,930,163	1,930,163
Natexis Banques Populaires 4.35%, 01/12/07 (10)	723,811	723,811
National City Bank (Ohio) 4.26%, 01/06/06	482,541	482,539
Nationwide Building Society 4.33% - 4.58%, 01/13/06 - 01/26/07 (10)	3,570,801	3,570,925

(continued)

Security	Principal	Value
Variable & Floating Rate Notes (continued)
Nordea Bank AB 4.34%, 12/11/06 (10)	$1,688,892	$1,688,892
Nordea Bank PLC 4.23%, 10/02/06	579,049	578,948
Northern Rock PLC 4.32%, 11/03/06 (10)	1,158,098	1,158,137
Permanent Financing PLC 4.32%, 03/10/06 - 06/12/06 (10)	2,625,021	2,625,022
Pfizer Investment Capital PLC 4.33%, 12/15/06 (10)	2,412,703	2,412,703
Principal Life Income Funding Trusts 4.29%, 05/10/06	723,811	723,822
Royal Bank of Scotland 4.32% - 4.33%, 06/27/06 - 08/30/06	1,447,622	1,447,461
Sedna Finance Inc. 4.33% - 4.34%, 01/10/06 - 09/20/06 (10)	820,319	820,315
Sigma Finance Inc. 4.07% - 4.35%, 01/09/06 - 08/15/06 (10)	2,036,322	2,036,298
Skandinaviska Enskilda Bank NY 4.36%, 11/16/06 (10)	965,081	965,081
Societe Generale 4.26% - 4.32%, 03/30/06 - 01/02/07 (10)	1,495,876	1,495,811
Strips III LLC 4.43%, 07/24/06 (10)(11)	260,297	260,297
SunTrust Bank 4.19%, 04/28/06	1,447,622	1,447,622
Tango Finance Corp. 4.33% - 4.34%, 05/25/06 - 09/27/06 (10)	2,152,131	2,151,984
Toyota Motor Credit Corp. 4.23% - 4.30%, 01/09/06 - 04/10/06	2,123,179	2,123,174
Unicredito Italiano SpA 4.43%, 06/14/06	1,254,606	1,254,408
Union Hamilton Special Funding LLC 4.52%, 03/28/06 (10)	965,081	965,081
US Bank N.A. 4.31%, 09/29/06	434,287	434,203
Variable Funding Capital Corp. 4.29% - 4.32%, 02/16/06 - 03/13/06	3,136,514	3,136,514
Wachovia Asset Securitization Inc. 4.37%, 01/25/06 (10)	1,991,323	1,991,323
Wells Fargo & Co. 4.36%, 09/15/06 (10)	482,541	482,573
WhistleJacket Capital LLC 4.33% - 4.35%, 01/17/06 - 07/28/06 (10)	1,061,590	1,061,519
White Pine Finance LLC 4.32% - 4.37%, 01/13/06 - 06/20/06 (10)	1,978,417	1,978,403
Winston Funding Ltd. 4.26%, 01/23/06 (10)	689,068	689,068
World Savings Bank 4.29%, 03/09/06	1,447,622	1,447,608
		99,002,389
Total Short-Term Investments (Cost: $202,593,572)		202,593,975
Total Investments in Securities - 107.54% (Cost: $2,537,870,272)		2,590,052,032
Other Assets, Less Liabilities - (7.54)%		(181,526,382)
Net Assets - 100.00%		$2,408,525,650

The accompanying notes are an integral part of these financial statements.

NVS Non-Voting Shares

(1)  Non-income earning security.

(2)  All or a portion of this security represents a security on loan. See Note 4.

(3)  All or a portion of this security (these securities) represent(s) an investment of securities lending collateral. See Note 4.

(4)  The Master Portfolio's investment adviser is an affiliate of the issuer. See Note 2.

(5)  The rate quoted is the annualized seven-day yield of the fund at period end.

(6)  Repurchase agreements are fully collateralized by U.S. Government securities, with interest rates ranging from 4.10% to 5.84% and maturity dates ranging from 2/1/28 to 5/1/35.

(7)  Repurchase agreements are fully collateralized by non-U.S. Government debt securities, with interest rates ranging from 1.01% to 7.96% and maturity dates ranging from 5/18/06 to 10/27/25. The credit exposure of the collateral is viewed as unsecured debt of the counterparty.

(8)  The rate quoted is the yield to maturity.

(9)  This U.S. Treasury Bill is held in a segregated account in connection with the Master Portfolio's holdings of index futures contracts. See Note 1.

(10)  This security or a portion of these securities is exempt from registration pursuant to Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(11)  The investment adviser has determined that this security or a portion of these securities is "illiquid," in that it cannot be sold within seven (7) days for approximately the value at which it is carried in the Master Portfolio.

As of December 31, 2005, the open futures contracts held by the Master Portfolio were as follows:

Futures Contracts (Expiration Date)	Number of Contracts	Notional Contract Value	Net Unrealized Depreciation
S&P 500 Index (03/17/06)	364	$22,837,360	$(377,277)
			$(377,277)

S&P 500 Index Master Portfolio
Portfolio Allocation (unaudited)  December 31, 2005

Sector/Investment Type	Value	% of Net Assets
Consumer Non-Cyclical	$518,398,608	21.52%
Financial	506,205,091	21.02
Industrial	273,248,526	11.34
Technology	272,929,659	11.33
Communications	244,723,893	10.16
Energy	222,216,657	9.23
Consumer Cyclical	205,276,491	8.53
Utilities	79,690,369	3.31
Basic Materials	64,768,763	2.69
Futures Contracts	(377,277)	(0.02)
Short-Term and Other Net Assets	21,444,870	0.89
Total	$2,408,525,650	100.00%

This table is not part of the financial statements.

S&P 500 Index Master Portfolio
Statement of Assets and Liabilities  December 31, 2005

Assets
Investments in securities, at value (including securities on loan (a)) (Note 1):
Unaffiliated issuers (Cost: $2,518,745,544)	$2,570,927,304
Affiliated issuers (b) (Cost: $19,124,728)	19,124,728
Receivables:
Investment securities sold	168,514
Dividends and interest	3,308,631
Total Assets	2,593,529,177
Liabilities
Payables:
Investment securities purchased	3,001,210
Due to broker—variation margin	114,653
Collateral for securities on loan (Note 4)	181,783,966
Investment advisory fees (Note 2)	103,698
Total Liabilities	185,003,527
Net Assets	$2,408,525,650

(a) Securities on loan with market value of $175,893,005. See Note 4.

(b) The Master Portfolio's investment adviser is an affiliate of the issuers. See Note 2.

S&P 500 Index Master Portfolio
Statement of Operations  For the Year Ended December 31, 2005

Net Investment Income
Dividends from unaffiliated issuers	$43,202,282
Interest from unaffiliated issuers	103,577
Interest from affiliated issuers (a)	1,497,181
Securities lending income (b)	197,608
Total investment income	45,000,648
Expenses (Note 2)
Investment advisory fees	1,188,574
Total expenses	1,188,574
Net investment income	43,812,074
Realized and Unrealized Gain (Loss)
Net realized (loss) from sale of investments in affiliated issuers	(34,203,870)
Net realized gain from in-kind redemptions	37,267,402
Net realized gain on futures contracts	4,340,737
Net change in unrealized appreciation (depreciation) of investments	62,101,667
Net change in unrealized appreciation (depreciation) of futures contracts	(938,565)
Net realized and unrealized gain	68,567,371
Net increase in net assets resulting from operations	$112,379,445

(a) The Master Portfolio's investment adviser is an affiliate of the issuers. See Note 2.

(b) Includes income earned from issuers of which the Master Portfolio's investment adviser is an affiliate. See Note 2.

S&P 500 Index Master Portfolio
Statements of Changes in Net Assets  December 31, 2005

	For the Year Ended December 31, 2005	For the Year Ended December 31, 2004
Increase (decrease) In Net Assets
Operations:
Net investment income	$43,812,074	$53,575,520
Net realized gain	7,404,269	538,623,460
Net change in unrealized appreciation (depreciation)	61,163,102	(290,833,407)
Net increase in net assets resulting from operations	112,379,445	301,365,573
Interestholder transactions:
Contributions	749,027,738	820,705,368
Withdrawals	(859,684,082)	(2,346,660,989)
Net decrease in net assets resulting from interestholder transactions	(110,656,344)	(1,525,955,621)
Increase (decrease) in net assets	1,723,101	(1,224,590,048)
Net Assets:
Beginning of year	2,406,802,549	3,631,392,597
End of year	$2,408,525,650	$2,406,802,549

The accompanying notes are an integral part of these financial statements.

S&P 500 Index Master Portfolio
Notes to the Financial Statements

1. Significant Accounting Policies

Master Investment Portfolio ("MIP") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Delaware statutory trust. As of December 31, 2005, MIP offered the following separate portfolios: Active Stock, Bond Index, CoreAlpha Bond, Government Money Market, LifePath Retirement, LifePath 2010, LifePath 2020, LifePath 2030, LifePath 2040, Money Market, Prime Money Market, S&P 500 Index and Treasury Money Market Master Portfolios.

These financial statements relate only to the S&P 500 Index Master Portfolio (the "Master Portfolio").

Under MIP's organizational documents, the Master Portfolio's officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Master Portfolio. Additionally, in the normal course of business, the Master Portfolio enters into contracts with service providers that contain general indemnification clauses. The Master Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Master Portfolio that have not yet occurred.

The following significant accounting policies are consistently followed by MIP in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") for investment companies. The preparation of the financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Security Valuation

The securities and other assets of the Master Portfolio are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund's published net asset value per share. The investment adviser may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service's valuation matrix may be considered a market valuation. In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing pursuant to the pricing policy and procedures approved by the Board of Trustees of MIP (the "Board").

Security Transactions and Income Recognition

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at source, and interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method. The Master Portfolio amortizes premiums and accretes discounts on debt securities purchased, using a constant yield to maturity method.

Federal Income Taxes

In general, MIP believes that the Master Portfolio has and will continue to be operated in a manner so as to qualify it as a non-publicly traded partnership for federal income tax purposes. Provided that the Master Portfolio so qualifies, it will not be subject to any federal income tax on its income and gain (if any). However, each interestholder in such a Master Portfolio will be taxed on its distributive share of the Master Portfolio's taxable income in determining its federal income tax liability. As a non-publicly traded partnership for federal income tax purposes, the Master Portfolio will be

S&P 500 Index Master Portfolio
Notes to the Financial Statements (continued)

deemed to have "passed through" to its interestholders any interest, dividends, gains or losses of the Master Portfolio for such purposes. The determination of such share will be made in accordance with the Internal Revenue Code of 1986, as amended (the "Code"), and regulations promulgated thereunder.

It is intended that the Master Portfolio's assets, income and distributions will be managed in such a way that an entity electing and qualifying as a "regulated investment company" under the Code can continue to so qualify by investing substantially all of its assets through the Master Portfolio, provided that the regulated investment company meets other requirements for such qualification not within the control of the Master Portfolio (e.g., distributing at least 90% of the regulated investment company's "investment company taxable income" annually).

As of December 31, 2005, the cost of investments for federal income tax purposes for the Master Portfolio was $2,593,214,650. Net unrealized depreciation aggregated $3,162,618, of which $352,850,885 represented gross unrealized appreciation on securities and $356,013,503 represented gross unrealized depreciation on securities.

Futures Contracts

The Master Portfolio may purchase futures contracts to gain exposure to market changes, as this may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date and is exchange-traded. Upon entering into a futures contract, the Master Portfolio is required to pledge to the broker an amount of cash, U.S. Government securities or other high-quality debt and equity securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Master Portfolio as receivables or payables in the accompanying Statement of Assets and Liabilities. When the contract is closed, the Master Portfolio records a "realized gain (loss) on futures contracts" in its Statement of Operations, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or published positions of the U.S. Securities and Exchange Commission ("SEC"), the Master Portfolio is required to segregate cash, U.S. Government securities or high-quality, liquid debt instruments and equity in connection with futures transactions. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. The amount at risk for futures contracts may exceed the amount reflected in the financial statements.

The Master Portfolio has pledged to brokers U.S. Treasury Bills with a total face amount of $1,700,000 for initial margin requirements.

Repurchase Agreements

The Master Portfolio may enter into repurchase agreements with banks and securities dealers. These transactions involve the purchase of securities with a simultaneous commitment to resell the securities to the bank or the dealer at an agreed-upon date and price. A repurchase agreement is accounted for as an investment by the Master Portfolio, collateralized by securities, which are delivered to the Master Portfolio's custodian, or to an agent bank under a tri-party agreement. The securities are marked-to-market daily and additional securities are acquired as needed, to ensure that their value equals or exceeds the repurchase price plus accrued interest.

2. Agreements and Other Transactions with Affiliates

Pursuant to an Investment Advisory Contract with the Master Portfolio, Barclays Global Fund Advisors ("BGFA") provides investment advisory services to the Master Portfolio. BGFA is a California corporation indirectly owned by Barclays Bank PLC. BGFA is entitled to receive an annual investment advisory fee of 0.05% of the average daily net assets of the Master Portfolio as compensation for investment advisory services.

Investors Bank & Trust Company ("IBT") serves as the custodian and sub-administrator of the Master Portfolio. IBT will not be entitled to receive fees for its custodial services, so long as it is entitled to receive a separate fee from Barclays Global Investors, N.A. ("BGI") for its services as sub-administrator of the Master Portfolio.

SEI Investment Distribution Company ("SEI") is the sponsor and placement agent for the Master Portfolio. SEI does not receive any fee from the Master Portfolio for acting as placement agent.

Pursuant to an exemptive order issued by the SEC, BGI serves as securities lending agent for MIP. BGI is an affiliate of BGFA, the Master Portfolio's investment adviser. As securities lending agent, BGI receives, as fees, a share of the income earned on investment of the cash collateral received for the loan of securities. For the year ended December 31, 2005, BGI earned $197,608 in securities lending agent fees.

MIP has entered into an administration services arrangement with BGI, which has agreed to provide general administration services, such as managing and coordinating third-party service relationships (e.g., the Master Portfolios' custodian, financial printer, legal counsel and independent registered public accounting firm), to the Master Portfolio. BGI is not entitled to compensation for providing administration services to the Master Portfolio, for so long as BGI is entitled to compensation for providing administration services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolio, or BGI (or an affiliate) receives investment advisory fees from the Master Portfolio. BGI may delegate certain of its administration duties to sub-administrators.

Barclays Global Investors Services ("BGIS"), a subsidiary of BGI, may serve as a broker-dealer for the Master Portfolio. For the year ended December 31, 2005, BGIS did not receive any brokerage commissions from the Master Portfolio.

Pursuant to Rule 17a-7 under the 1940 Act, the Master Portfolio executed cross trades for the year ended December 31, 2005. Cross trading is the buying or selling of portfolio securities between funds to which BGFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter, for compliance with the requirements and restrictions set forth by Rule 17a-7.

Pursuant to an exemptive order issued by the SEC, the Master Portfolio may invest in the Institutional Shares of the Government Money Market Fund ("GMMF"), Institutional Money Market Fund ("IMMF") and Prime Money Market Fund ("PMMF") of Barclays Global Investors Funds. The GMMF, IMMF and PMMF are feeder funds in a master/feeder fund structure that invest substantially all of their assets in the Government Money Market Master Portfolio, Money Market Master Portfolio and Prime Money Market Master Portfolio, respectively, which are managed by BGFA, the Master Portfolio's investment adviser. The GMMF, IMMF and PMMF are open-end money market funds available to institutional and accredited investors, including other investment companies managed by BGFA. The GMMF, IMMF and PMMF seek a high level of income consistent with liquidity and the preservation of capital. While the GMMF, IMMF and PMMF do not directly charge an investment advisory fee, the Master Portfolios in which they invest do charge an investment advisory fee. Income distributions from the GMMF, IMMF and PMMF are declared daily and paid monthly from net investment income. Income distributions earned by the Master Portfolio from temporary cash investments or from investment of securities lending collateral are recorded as either interest from affiliated issuers or securities lending income, respectively, in the accompanying Statement of Operations.

The following table provides information about the investment by the Master Portfolio in shares of issuers of which BGFA is an affiliate for the year ended December 31, 2005, including income earned from these affiliated issuers.

Name of Affiliated Issuer	Number of Shares Held Beginning of Year (in 000s)	Gross Additions (in 000s)	Gross Reductions (in 000s)	Number of Shares Held End of Year (in 000s)	Value at End of Year	Interest Income
IMMF	17,466	12,616,569	12,614,910	19,125	$19,124,728	$1,497,181

S&P 500 Index Master Portfolio
Notes to the Financial Statements (continued)

During the year ended December 31, 2005, the Master Portfolio invested cash collateral from securities on loan in the GMMF, IMMF and PMMF. Due to the nature of the structure of the joint account used for the investment of the collateral for securities on loan, the information reported above for the Master Portfolio does not include the Master Portfolio's holdings of the GMMF, IMMF and PMMF in connection with the investment of collateral for securities on loan.

Certain officers and trustees of MIP are also officers of BGI. As of December 31, 2005, these officers of BGI collectively owned less than 1% of MIP's outstanding beneficial interests.

3. Investment Portfolio Transactions

Purchases and sales of investment securities (excluding short-term securities and U.S. government obligations) were $238,771,926 and $299,483,118, respectively.

For the year ended December 31, 2005, the Master Portfolio paid in-kind redemption proceeds of portfolio securities in the amount of $156,000,305. In-kind redemptions are transactions in which an interestholder in the Master Portfolio redeems interests in the Master Portfolio and the Master Portfolio pays the proceeds of that redemption in the form of portfolio securities, rather than cash. Because capital gains or losses resulting from in-kind redemptions are not taxable to the Master Portfolio, and are not allocated to the other interestholders, the gains or losses are reclassified from accumulated net realized gains or losses to paid-in-capital at the end of the Master Portfolio's tax year. The net realized gains or losses from in-kind redemptions for the year ended December 31, 2005 are disclosed in the Master Portfolio's Statement of Operations.

4. Portfolio Securities Loaned

The Master Portfolio may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The risks to the Master Portfolio of securities lending are that the borrower may not provide additional collateral when required or may not return the securities when due.

As of December 31, 2005, the Master Portfolio had loaned securities which were collateralized by cash. Pursuant to an exemptive order issued by the SEC, the cash collateral received was invested in a joint account with other investment funds managed by BGFA. The joint account invests in securities with remaining maturities of 397 days or less, repurchase agreements and money market mutual funds, including money market funds managed by BGFA. Repurchase agreements held in the joint account are fully collateralized by U.S. Government securities and non-U.S. Government debt securities. Income from the joint account is allocated daily to the Master Portfolio, based on the Master Portfolio's portion of the total cash collateral received. The market value of the securities on loan as of December 31, 2005 and the value of the related collateral are disclosed in the Master Portfolio's Statement of Assets and Liabilities. Securities lending income, which is disclosed in the Master Portfolio's Statement of Operations, is presented net of rebates paid to, or fees paid by, borrowers.

5. Financial Highlights

Financial highlights for the Master Portfolio were as follows:

	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2001
Ratio of expenses to average net assets	0.05%	0.05%	0.05%	0.05%	0.05%
Ratio of net investment income to average net assets	1.84%	1.91%	1.74%	1.57%	1.31%
Portfolio turnover rate(a)	10%	14%	8%	12%	9%
Total return	4.87%	10.82%	28.52%	(22.05)%	(11.96)%

(a)  Portfolio turnover rates include in-kind transactions, if any.

Report of Independent Registered Public Accounting Firm

To the Interestholders and Board of Trustees of
Master Investment Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the S&P 500 Index Master Portfolio, a portfolio of Master Investment Portfolio (the "Master Portfolio"), at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Master Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
February 16, 2006

S&P 500 Index Master Portfolio
Trustee Information (unaudited)

The Board of Trustees has responsibility for the overall management and operations of the Master Portfolio. Each Trustee serves until he or she resigns, retires, or his or her successor is elected and qualified. Each Officer serves until his or her successor is chosen and qualified.

Master Investment Portfolio ("MIP"), Barclays Global Investors Funds ("BGIF"), iShares Trust and iShares, Inc. are considered to be members of the same fund complex, as defined in Form N-1A under the 1940 Act. Each Trustee of MIP also serves as a Trustee for BGIF and oversees 25 portfolios within the fund complex. In addition, Lee T. Kranefuss and Richard K. Lyons each serves as a Trustee for iShares Trust and as a Director for iShares, Inc. and oversees 126 portfolios within the fund complex.

Unless otherwise noted in the tables below, the address for each Trustee is 45 Fremont Street, San Francisco, CA 94105. Additional information about the Master Portfolio's Trustees may be found in Part B of the Master Portfolio's Registration Statement, which is available without charge, upon request, by calling toll-free 1-877-244-1544.

Interested Trustees and Officers

Name, Year of Birth	Position(s), Length of Service	Principal Occupation(s) During Past Five Years	Other Public Company and Investment Company Directorships
*Lee T. Kranefuss, 1961	Trustee (since 2001), President and Chief Executive Officer (since 2002).	Chief Executive Officer (since 2003) of the Intermediary Investor and Exchange Traded Products Business of BGI; Chief Executive Officer (1997-2003) of the Intermediary Investor Business of BGI.	Trustee (since 2001) of MIP; Trustee (since 2003) of iShares Trust; Director (since 2003) of iShares, Inc.

Michael A. Latham, 1965	Secretary, Treasurer and Chief Financial Officer (since 2003).	Chief Operating Officer (since 2004) of the Intermediary Investor Business of BGI; Director (2000-2004) of Mutual Fund Delivery of the Intermediary Investor Business of BGI.	None.

*  Lee T. Kranefuss is deemed to be an "interested person" of the Trust because he serves as Chief Executive Officer of the Intermediary Investor Business of BGI, the administrator of the Master Portfolio and the parent company of BGFA, the investment adviser of the Master Portfolio.

Independent Trustees

Name, Year of Birth	Position(s), Length of Service	Principal Occupation(s) During Past Five Years	Other Public Company and Investment Company Directorships
Mary G. F. Bitterman, 1944	Trustee (since 2001).	President (since 2004) and Director (since 2002) of the Bernard Osher Foundation; Director (2003-2004) of Osher Lifelong Learning Institutes; President and Chief Executive Officer (2002-2003) of The James Irvine Foundation; President and Chief Executive Officer (1993-2002) of KQED, Inc.	Trustee (since 2001) of MIP; Director (since 1984) and Lead Independent Director (since 2000) of Bank of Hawaii.

Jack S. Euphrat, 1922	Trustee (since 1993).	Private Investor.	None.

Richard K. Lyons, 1961	Trustee (since 2001).	Executive Associate Dean (since 2005), Sylvan Coleman Chair in Finance (since 2004), Acting Dean (2004-2005) and Professor (since 1993), University of California, Berkeley: Haas School of Business; Consultant for IMF, World Bank, Federal Reserve Bank, and Citibank N.A. (since 2000).	Trustee (since 2001) of MIP; Director (since 2003) of the BGI Cayman Prime Money Market Fund, Ltd.; Trustee (since 1995) and Chairman of the Matthews Asian Funds (oversees 8 portfolios); Trustee (since 2000) of iShares Trust; Director (since 2002) of iShares, Inc.

Leo Soong, 1946	Trustee (since 2000).	President (since 2002) of Trinity Products LLC; Managing Director (since 1989) of CG Roxane LLC (water company); Co-Founder of Crystal Geyser Water Co. (President through 1999).	Trustee (since 2000) of MIP; Vice Chairman (since 2005) of the California Pacific Medical Center; Director (since 1990) of the California State Automobile Association; Director (since 2002) of the American Automobile Association.

Atlas Funds

794 Davis Street

San Leandro, CA 94577

1-800-933-ATLAS

www.atlasfunds.com

AT-1335 (AS64M0206) RE4486-03

Item 2. Code of Ethics.

As of December 31, 2005, the Registrant has adopted a code of ethics that applies to the Registrant’s Principal Executive Officer and Principal Financial Officer. For the year ended December 31, 2005, there were no substantive amendments to a provision of its code of ethics, nor were there any waivers granted from a provision of the code of ethics. A copy of its code of ethics is filed with this Form N-CSR under Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The audit committee financial expert serving on the Registrant’s audit committee is Barbara A. Bond, who is “independent” as defined in Item 3 of Form N-CSR. Ms. Bond serves as Chair of the Registrant’s Audit Committee. In addition, Ms. Bond is a Certified Public Accountant and a partner of Hood & Strong LLP, a firm of Certified Public Accountants located in San Francisco, California.

Item 4. Principal Accountant Fees and Services.

(a)          AUDIT FEES: The aggregate fees billed for professional services rendered by its principal accountants, Deloitte & Touche LLP for the audit of the Registrant’s annual financial statements for 2005 and 2004 were $334,130 and $281,481, respectively.

(b)         AUDIT RELATED FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for 2005 or 2004.

(c)          TAX FEES: The aggregate fees billed for professional services rendered by Deloitte & Touche LLP for tax compliance, tax advice, and tax planning for 2005 and 2004 were $46,320 and $54,800, respectively. Such services included the review of excise tax distribution requirement calculations, preparation of federal and California regulated investment company income tax returns, federal excise tax returns and preparation of requests for filing extensions.

(d)         ALL OTHER FEES: There were no fees billed for professional services rendered by its independent auditors, Deloitte & Touche LLP for products and services, other than the services reported in paragraphs (a) through (c) of this Item for 2005 or 2004.

(e)          (1)The Registrants audit committee pre-approves all audit and non-audit services to be performed by the Registrant’s accountant before the accountant is engaged by the Registrant to perform such services.

(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) Not applicable

(c) 100%

(d) Not applicable

(f)            Not applicable.

(g)         There were no non-audit fees billed for professional services rendered to the registrant by its independent auditors, Deloitte & Touche LLP for 2005 or 2004. No services were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h)         Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Schedule of Investments

Not applicable to this filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) were effective as of a date within 90 days prior to the filing date of this report, based on their evaluation of the effectiveness of the Registrant’s disclosure controls and procedures as of the Evaluation Date.

(b) There were no significant changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics is attached.

(a)(2) Section 302 Certification letters are attached.

(b) Section 906 Certifications are attached.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Atlas Funds

By: /s/ W. Lawrence Key
W. Lawrence Key
President and Chief Operating Officer
(as Principal Executive Officer)

Date:	2/23/2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ W. Lawrence Key
W. Lawrence Key
President and Chief Operating Officer
(as Principal Executive Officer)

Date:	2/23/2006

By: /s/ Gene A. Johnson
Gene A. Johnson
Vice President and Treasurer
(Principal Financial Officer)

Date:	2/23/2006